  AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON APRIL 25, 2017



                                                    REGISTRATION NOS. 333-133674
                                                                       811-05382
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM N-6



          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                   POST-EFFECTIVE AMENDMENT NO. 11                     [X]
                                AND/OR
    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                           AMENDMENT NO. 16                            [X]


                           PARAGON SEPARATE ACCOUNT A
                           (EXACT NAME OF REGISTRANT)


                      METROPOLITAN LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)
                                200 PARK AVENUE
                               NEW YORK, NY 10166
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)


        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 578-9500

                    General American Life Insurance Company
                            13045 Tesson Ferry Road
                           St. Louis, Missouri 63128
                        (Name and Address of Guarantor)

                           RICARDO A. ANZALDUA, ESQ.

                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL

                      Metropolitan Life Insurance Company
                                200 Park Avenue
                            New York, New York 10166

                    (Name and address of agent for service)

                                    COPY TO:

                           W. THOMAS CONNER, ESQUIRE
                                 Reed Smith LLP
                         1301 K Street, NW, Suite 1100
                              Washington, DC 20005

Approximate Date of Proposed Public Offering: On May 1, 2017 or as soon thereafter as practicable


It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)


[X] on May 1, 2017 pursuant to paragraph (b)


[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective
                                        amendment

Title of Securities Being Registered: (i) Group and Individual Flexible Premium Variable Life Insurance Contracts and (ii) Guarantee related to insurance obligations under the variable life insurance policies.
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                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                     (AFIS)
                                   Issued by
                      METROPOLITAN LIFE INSURANCE COMPANY
     Direct all correspondence and inquiries to the Administrative Office:
                                  METLIFE GVUL
                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128
                                 (800) 756-0124
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                                   PROSPECTUS

                                  MAY 1, 2017




This Prospectus describes flexible premium variable life insurance policies (the "Contracts") offered by Metropolitan Life Insurance Company (the "Company," "MetLife," "we," "our," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement, and the provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policy are collectively referred to in this Prospectus as "Policy" or "Policies."


The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.


You may allocate net premiums to the Investment Divisions of Paragon Separate Account A (the "Separate Account"). Each Investment Division invests solely in one of the Funds listed below. For certain Policies, you may also allocate Net Premiums to the General Account.


A full description of the Funds is contained in the prospectus for each Fund. YOU MAY OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800) 756-0124.


PLEASE NOTE THAT THE POLICIES AND THE FUNDS:

   o      ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;
   o      ARE NOT FEDERALLY INSURED;
   o      ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND
   o      ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.


  THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
     CRIMINAL OFFENSE.
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The following Funds are available through this Policy:

                  AMERICAN FUNDS INSURANCE SERIES(R) (CLASS 1)

                      American Funds Asset Allocation Fund
                            American Funds Bond Fund
                       American Funds Global Growth Fund
                American Funds Global Small Capitalization Fund
                           American Funds Growth Fund
                       American Funds Growth-Income Fund
                      American Funds High-Income Bond Fund
                       American Funds International Fund
                        American Funds New World Fund(R)
           American Funds U.S. Government/AAA-Rated Securities Fund

                      American Funds Ultra-Short Bond Fund

   BRIGHTHOUSE FUNDS TRUST I (FORMERLY MET INVESTORS SERIES TRUST) (CLASS A) Brighthouse/Aberdeen Emerging Markets Equity Portfolio (formerly Met/Aberdeen
                      Emerging Markets Equity Portfolio)

   BRIGHTHOUSE FUNDS TRUST II (FORMERLY METROPOLITAN SERIES FUND) (CLASS A) MetLife Russell 2000(R) Index Portfolio (formerly Russell 2000(R) Index
                                  Portfolio)


            FIDELITY(R) VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)
                            Contrafund(R) Portfolio
                            Equity-Income Portfolio
                             Freedom 2010 Portfolio
                             Freedom 2020 Portfolio
                             Freedom 2030 Portfolio
                             Freedom 2040 Portfolio
                             Freedom 2050 Portfolio
                              Index 500 Portfolio

                               Mid Cap Portfolio


                MFS(R) VARIABLE INSURANCE TRUST (INITIAL CLASS)
                              MFS(R) Growth Series
                          MFS(R) New Discovery Series
                           MFS(R) Total Return Series
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                               TABLE OF CONTENTS



Policy Benefits/Risks Summary.............................  4
   Policy Benefits
   Policy Risks
   Fund Risks
Fee Tables................................................  9
   Transaction Charges
   Fund Charges and Expenses
Issuing the Policy........................................ 13
   General Information
   Procedural Information
   Right to Examine Policy (Free Look Right)
   Ownership Rights
   Modifying the Policy
Premiums.................................................. 16
   Minimum Initial Premium
   Premium Flexibility
   Continuance of Insurance
   Premium Limitations
   Modified Endowment Contracts
   Allocation of Net Premiums and Cash Value
The Company  -and the General Account..................... 18
   The Company
   Guarantee of Insurance Obligations
   The General Account
The Separate Account and the Funds........................ 20
   The Separate Account
   The Funds
Policy Values............................................. 26
   Cash Value
   Cash Surrender Value
   Cash Value in the General Account
   Cash Value in Each Separate Account Investment Division
Policy Benefits........................................... 27
   Death Benefit
   Payment of the Death Benefit
   Death Benefit Options
   Changing Death Benefit Options
   Changing Face Amount
   Accelerated Death Benefits
   Surrender and Partial Withdrawals
   Transfers
   Automatic Investment Strategies
   Loans
   Conversion Right to a Fixed Benefit Policy
   Eligibility Change Conversion
   Payment of Benefits at Maturity
   Telephone, Facsimile and Internet Requests
Policy Lapse and Reinstatement............................ 37
   Lapse
   Reinstatement

Charges and Deductions........................................ 38
   Transaction Charges
   Periodic Charges
   Federal Taxes
   Variations in Charges
   Fund Charges and Expenses
Federal Tax Matters........................................... 44
   Tax Status of the Policy
   Tax Treatment of Policy Benefits
Additional Benefits and Riders................................ 48
Distribution of the Policies.................................. 48
   Distributing the Policies
   Compensation Paid to Selling Firms and Other Intermediaries
General Provisions of the Group Contract...................... 50
   Issuance
   Premium Payments
   Grace Period
   Termination
   Right to Examine Group Contract
   Entire Contract
   Incontestability
   Ownership of Group Contract
General Matters Relating to the Policy........................ 51
   Postponement of Payments
State Variations.............................................. 52
Legal Proceedings............................................. 52
Financial Statements.......................................... 52
Glossary...................................................... 53

POLICY BENEFITS/RISKS SUMMARY
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This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Investment Divisions of the Separate Account, the amount of interest we credit to the General Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Policy is excludible from the gross income of the beneficiary under that Policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the Policy until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.


The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.




POLICY BENEFITS

PREMIUMS

FLEXIBILITY OF PREMIUMS. The Contractholder will make planned premiums on your behalf equal to an amount you authorize to be deducted from your wages. You may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.


CANCELLATION PRIVILEGE. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receipt of the Policy or, if later, 45 days after you sign the application. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account -and/or, if applicable, -the General Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. A free look period also applies if you request an increase in Face Amount for that increase.


DEATH BENEFIT

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to you, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.


You may choose between two death benefit options available under the Policy. After the first Policy Anniversary, you may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the Insured's date of death.

   o DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Policy, or, if greater, a percentage of Cash Value based on federal tax law requirements.

   o DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.


So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.


ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. Under the Accelerated Death Benefit Settlement Option Rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.


SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS

SURRENDERS. At any time that a Policy is in effect, you may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.


PARTIAL WITHDRAWALS. After the first Policy Year, you may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).


TRANSFERS. Subject to certain restrictions, you may transfer Cash Value among the Investment Divisions of the Separate Account -and/or, if applicable, -the General Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, within the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy.) There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers."


LOANS. After the first Policy Anniversary, you may borrow against the Cash Value of the Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Investment Division of the Separate Account -and/or -the General Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness -and any contingent deferred sales charge. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.


OTHER POLICY BENEFITS

OWNERSHIP RIGHTS. While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.


GUARANTEED ISSUE. Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any spouse or children's insurance rider applied for by an Employee pursuant to our guaranteed issue underwriting procedure. Under this procedure, the Employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies-- guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an Employee may apply under the guaranteed issue procedure is subject to certain maximums.


INTERIM INSURANCE. Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.


GENERAL ACCOUNT. - You may place money in the General Account where it earns at least 4% annual interest. We may credit higher rates of interest, but are not obligated to do so.


SEPARATE ACCOUNT. You may direct the money in your Policy to any of the Investment Divisions of the Separate Account. Each Investment Division invests exclusively in one of the Funds listed on the cover of this prospectus.


CASH VALUE. Cash Value is the sum of your amounts in the General Account, the Loan Account and the Investment Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Investment Divisions you choose, the amount of interest we credit to the General Account, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.


ADDITIONAL BENEFITS AND RIDERS. We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts may not offer certain riders. Please contact us at our Administrative Office for further details.


SETTLEMENT OPTIONS. There may be ways of receiving proceeds under the death benefit provisions of the Policy, other than in a single sum. None of these options vary with the investment performance of the Investment Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.


CONVERSION RIGHTS. In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, some Group Contracts provide that the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.


If allowed by state law, a Certificate issued in connection with such a Group Contract will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate.


Some Group Contracts may not have such a continuation of coverage provision and instead continuation of coverage may depend upon whether there is a succeeding plan of insurance. If there is successor insurance, your Certificate will cease and we will pay the Cash Surrender Value to the succeeding carrier. If there is no successor insurance or if the successor carrier is unable to accept such Cash Surrender Value, your Certificate will cease and we will pay the Cash Surrender Value to you, unless you elect to exercise the paid-up insurance option using your Cash Surrender Value or to convert the coverage to a personal policy of life insurance.




POLICY RISKS

INVESTMENT RISK

If you invest your Cash Value in one or more Investment Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Investment Divisions will be unfavorable and that the

Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.


If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.


RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.


POLICY LAPSE

If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the employer) of the Group Contract. We will notify you that the Policy will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Policy also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Policy will be in default and you must pay a specified amount of new premium to prevent your Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.


TAX TREATMENT

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


Depending on the total amount of premiums you pay, the Policy may be treated as a "modified endowment contract" ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy Years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.


Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

You should consult a qualified tax adviser for assistance in all Policy-related tax matters.


SURRENDER AND PARTIAL WITHDRAWALS

If you surrender the Policy before the beginning of the 11th Policy Year, we will deduct a surrender charge based on premiums actually paid in the first Policy Year or in the first 12 Policy Months after an increase in Face Amount. We also deduct the surrender charge upon lapse of the Policy, a requested decrease in Face Amount, or a partial withdrawal that causes the Face Amount to decrease. It is possible that you will receive no Cash Surrender Value if you surrender your Policy in the first few Policy Years.


We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build-up of Cash Value, you should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy in the near future. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Policy will lapse.


We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.


LOANS

A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Investment Divisions of the Separate Account -and/or -the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Divisions of the Separate Account.


We reduce the amount we pay on the Insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.


A Policy Loan may have tax consequences. If you surrender the Policy or allow the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.




FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES
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The following tables describe the fees and expenses that you will pay when buying, owning, and making partial withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables.




TRANSACTION CHARGES

The table below describes the fees and expenses that you will pay at the time that you buy the Policy, make partial withdrawals from the Policy, or transfer Cash Value among the Separate Account Investment Divisions -and the General Account.


                                                                                MAXIMUM GUARANTEED
             CHARGE                      WHEN CHARGE IS DEDUCTED                  AMOUNT DEDUCTED
 PREMIUM EXPENSE CHARGE              Upon receipt of each premium            1.00% Of each premium
 (only for Policies treated as                  payment                             payment
 individual contracts under
 Omnibus Budget Reconciliation
 Act of 1990)
 PREMIUM TAX CHARGE                  Upon receipt of each premium            2.25% Of each premium
                                                payment                             payment
 PARTIAL WITHDRAWAL CHARGE           Upon each partial withdrawal       $ 25
                                            from the Policy
 TRANSFER CHARGE                    Upon each transfer in excess of             $25 per transfer
                                          12 in a Policy Year
 CONTINGENT DEFERRED SALES             Upon surrender, lapse or           30% or 28% (as set forth in
 CHARGE(1)                              decrease in Face Amount          Policy specifications page) of
                                   during the first 10 Policy Years      premiums paid in first Policy
                                    (and during the first 10 Policy           Year (or of premiums
                                    Years after an increase in Face      associated with an increase in
                                                Amount)                   Face Amount), not to exceed
                                                                        guideline annual premium(2) for
                                                                        the initial Face Amount (or for
                                                                           the Face Amount increase).
 ACCELERATED DEATH BENEFIT            At the time an accelerated        $100
 ADMINISTRATIVE CHARGE                   death benefit is paid

(1) The contingent deferred sales charge applicable to a Policy will depend primarily on the first year commissions paid to broker-dealers distributing the Policies. Assuming there have been no increases in Face Amount of a Policy, the contingent deferred sales charge will be a percentage--either 30% or 28%, as set forth in the Policy specifications page--of premiums actually paid in the first Policy Year up to the guideline annual premium for the initial Face Amount of the Policy. The amount of the charge will decrease each year until it reaches zero at the end of 10 Policy Years.

(2) The initial guideline annual premium is based on the Insured's age and the Face Amount on the Issue Date; the guideline annual premium associated with any increase in Face Amount is based on the Insured's age at the time of the increase in Face Amount and the amount of the Face Amount increase. The guideline annual premium represents the premium that, if paid on an annual basis and assuming maximum insurance charges and a 5% rate of return on premiums paid, will endow the Policy in force for the designated Face amount when the Insured reaches age 95. The initial guideline annual premium is set forth on the Policy specifications page. The maximum guideline annual premium for a Policy is $982 per $1,000 for an Insured with the following characteristics: Issue Age of 94 and Face Amount of $25,000.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

The following table describes the periodic fees and expenses, other than Fund operating expenses, that an Owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if a Policy owner purchases any rider(s).


                                                                                    MAXIMUM GUARANTEED
                CHARGE                       WHEN CHARGE IS DEDUCTED                 AMOUNT DEDUCTED
 COST OF INSURANCE CHARGE(1)               On the Investment Start date
 PER $1000 OF NET AMOUNT AT RISK              and on each succeeding
                                               Monthly Anniversary
 o    Minimum                                                               $ 0.16
 o    Maximum                                                               $31.31
 o    Charge for an insured,                                                $ 0.65
   attained age 50, actively at
   work
 ADMINISTRATIVE CHARGE (2)                 On the Investment Start Date     $6 per Policy per month during
                                              and on each succeeding             the first Policy Year
                                               Monthly Anniversary
 MORTALITY AND EXPENSE RISK                           Daily                   0.90% (annually) of the net
 CHARGE(3)                                                                     assets of each Investment
                                                                               Division of the Separate
                                                                                        Account
 LOAN INTEREST SPREAD(4)                    On each Policy Anniversary                   3.0%
 OPTIONAL RIDER CHARGES:(5)
 Waiver of Monthly Deductions            On rider start date and on each
 Rider (per $1.00 of waived                    Monthly Anniversary
 deduction)
 o    Minimum                                                               $ 0.01
 o    Maximum                                                               $ 0.21
 o    Charge for an Insured,                                                $ 0.08
   attained age 50, actively at
   work
 Children's Life Insurance Rider         On rider start date and on each    $ 0.41
 (per $1000 of coverage)                       Monthly Anniversary
 Spouse's Life Insurance Rider           On rider start date and on each
 (per $1000 of coverage)                       Monthly Anniversary
 o    Minimum                                                               $ 0.15
 o    Maximum                                                               $ 5.16
 o    Charge for a spouse, attained                                         $ 0.65
   age 50
 Accelerated Death Benefit                          See "Accelerated Death Benefit Administrative Charge" in
 Settlement Option Rider                                              Transaction Charges Table above.

(1) Cost of insurance rates vary based on the Insured's attained age and rate class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.

(2) The maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed the amounts in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.

(3) The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Investment Division of the Separate Account.

(4) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account. The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5%, for a maximum loan interest spread of 3%. While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

(5) Optional rider charges (except for the Accelerated Death Benefit Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available request from our Administrative Office.


For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."




FUND CHARGES AND EXPENSES


The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2016. The expenses shown are those incurred for the year ended December 31, 2016. Current or future expenses may be greater or less than those shown.


The first table shows the minimum and maximum total annual operating expenses charged by the Funds for the fiscal year ended December 31, 2016. The second table shows the total annual operating expenses (in some cases before and after fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2016, as a percentage of the Fund's average daily net assets for the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.



MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES



                                                                                MINIMUM     MAXIMUM
                                                                               ---------   --------
      TOTAL ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets, including management
       fees, distribution and/or service (12b-1) fees, and other expenses)      0.10%       1.00%


FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

The following table is a summary. For more complete information on Fund fees and expenses, please refer to the prospectus for each Fund.



                                         DISTRIBUTION                               TOTAL       FEE WAIVER    NET TOTAL
                                            AND/OR                   ACQUIRED       ANNUAL        AND/OR       ANNUAL
                            MANAGEMENT      SERVICE       OTHER      FUND FEES    OPERATING      EXPENSE      OPERATING
FUND                            FEE      (12B-1) FEES   EXPENSES   AND EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
 AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 1
  American Funds Asset
   Allocation Fund            0.27%          --          0.02%         --          0.29%           --          0.29%

                                               DISTRIBUTION                               TOTAL       FEE WAIVER    NET TOTAL
                                                  AND/OR                   ACQUIRED       ANNUAL        AND/OR        ANNUAL
                                  MANAGEMENT      SERVICE       OTHER      FUND FEES    OPERATING      EXPENSE      OPERATING
FUND                                  FEE      (12B-1) FEES   EXPENSES   AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
  American Funds Bond Fund       0.36%             --        0.02%        --             0.38%       --            0.38%
  American Funds Global
   Growth Fund                   0.53%             --        0.03%        --             0.56%       --            0.56%
  American Funds Global
   Small Capitalization Fund     0.70%             --        0.04%        --             0.74%       --            0.74%
  American Funds Growth
   Fund                          0.33%             --        0.02%        --             0.35%       --            0.35%
  American Funds
   Growth-Income Fund            0.27%             --        0.02%        --             0.29%       --            0.29%
  American Funds
   High-Income Bond Fund         0.47%             --        0.02%        --             0.49%       --            0.49%
  American Funds
   International Fund            0.50%             --        0.04%        --             0.54%       --            0.54%
  American Funds New World
   Fund(R)                       0.72%             --        0.06%        --             0.78%       --            0.78%
  American Funds
   U.S. Government/
   AAA-Rated Securities
   Fund                          0.34%             --        0.02%        --             0.36%       --            0.36%
  American Funds Ultra-Short
   Bond Fund                     0.32%             --        0.03%        --             0.35%       --            0.35%
 BRIGHTHOUSE FUNDS TRUST I --
  CLASS A
  Brighthouse/Aberdeen
   Emerging Markets Equity
   Portfolio                     0.89%             --        0.11%        --             1.00%     0.06%           0.94%
 BRIGHTHOUSE FUNDS TRUST II
  -- CLASS A
  MetLife Russell 2000(R) Index
   Portfolio                     0.25%             --        0.06%      0.01%            0.32%       --            0.32%
 FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- INITIAL CLASS
  Contrafund(R) Portfolio        0.55%             --        0.08%        --             0.63%       --            0.63%
  Equity-Income Portfolio        0.45%             --        0.09%      0.05%            0.59%       --            0.59%
  Freedom 2010 Portfolio           --              --          --       0.54%            0.54%       --            0.54%
  Freedom 2020 Portfolio           --              --          --       0.60%            0.60%       --            0.60%
  Freedom 2030 Portfolio           --              --          --       0.66%            0.66%       --            0.66%
  Freedom 2040 Portfolio           --              --          --       0.69%            0.69%       --            0.69%
  Freedom 2050 Portfolio           --              --          --       0.69%            0.69%       --            0.69%
  Index 500 Portfolio            0.05%             --        0.05%        --             0.10%       --            0.10%
  Mid Cap Portfolio              0.55%             --        0.08%        --             0.63%       --            0.63%

                                              DISTRIBUTION                               TOTAL       FEE WAIVER    NET TOTAL
                                                 AND/OR                   ACQUIRED       ANNUAL        AND/OR        ANNUAL
                                 MANAGEMENT      SERVICE       OTHER      FUND FEES    OPERATING      EXPENSE      OPERATING
FUND                                 FEE      (12B-1) FEES   EXPENSES   AND EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
 MFS(R) VARIABLE INSURANCE
  TRUST -- INITIAL CLASS
  MFS(R) Growth Series             0.72%          --          0.04%         --          0.76%       --              0.76%
  MFS(R) New Discovery Series      0.90%          --          0.06%         --          0.96%     0.02%             0.94%
  MFS(R) Total Return Series       0.67%          --          0.04%         --          0.71%     0.08%             0.63%



The information shown in the table above was provided by the Funds. Certain Funds and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue from May 1, 2017 through April 30, 2018. These arrangements can be terminated with respect to these Funds only with the approval of the Fund's board of directors or trustees. Please see the Funds' prospectuses for additional information regarding these arrangements.





ISSUING THE POLICY
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GENERAL INFORMATION


The Policies described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders.


The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.


Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer -or the employee's spouse.


Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")


On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums.


For some Group Contracts, if there is sufficient Cash Surrender Value, the individual insurance provided by the Certificate will continue should the Group Contract cease or the employee's employment end. For other Group Contracts, continuation of coverage depends on whether there is a succeeding plan of insurance. (See "Conversion Right upon Termination of the Group Contract or Change in Insured's Eligibility.")

PROCEDURAL INFORMATION

We generally will issue a Group Contract to employers whose Employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of Employees covered by a particular Group Contract is/are set forth in that Group Contract's specifications pages.


We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible Employees and/or their spouses) wishing to purchase a Policy under a Group Contract must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder a Certificate to give to each Owner.


We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

   o to persons who wish to continue coverage after a Group Contract has terminated;
   o to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.


Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.


EMPLOYEE ELIGIBILITY. To be eligible to purchase a Policy, an Employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the Employee must belong to be eligible to purchase a Policy. "Actively at work" means that the Employee must work for the Contractholder or sponsoring employer at the Employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.


The Contractholder also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered Employees of the Contractholder. If the employer is a partnership, a partner may be an eligible Employee.


GUARANTEED ISSUE. We generally will issue the Policy and any spouse and children's insurance Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Policy. Under this procedure, the Employee is only required to answer qualifying questions in the application for Individual Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") varies by Group Contract or employer-sponsored insurance program.


SIMPLIFIED UNDERWRITING. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

   o  the Face Amount exceeds the Guaranteed Issue Amount described above;
   o  the Policy has previously been offered to the Employee;
   o the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
   o the Policy is offered through programs for which guaranteed issue underwriting is not available.


In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse and children's insurance rider, if the Employee is not eligible for guaranteed issue underwriting, or (even if the

Employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.


Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")


INTERIM INSURANCE. After receiving a completed application for a Policy issued under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

   o  the date insurance coverage begins on the Policy applied for;
   o the date a Policy other than the Policy applied for is offered to the applicant;
   o the date the Company notifies the applicant that the application for any proposed Insured is declined;
   o  60 days from the date of application; or
   o the date the applicant's employment with the Contractholder or sponsoring employer terminates.


EMPLOYEE'S SPOUSE. Before issuing a Policy to an Employee's spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.


ISSUE DATE. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

   o  the appropriate application for Individual Insurance is signed;
   o  the initial premium has been paid prior to the Insured's death;
   o  the Insured is eligible for the Policy; and
   o the information in the application is determined to be acceptable to the Company.



RIGHT TO EXAMINE POLICY (FREE LOOK RIGHT)

INITIAL FREE LOOK PERIOD. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Policy or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Investment Divisions of the Separate Account -and/or, if applicable, the General Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.


To cancel the Policy, you should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")


FREE LOOK FOR INCREASE IN FACE AMOUNT. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Policy specifications pages for the increase.


If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Investment Divisions -and/or, if applicable, the General Account, in the same manner as it was deducted.

OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.


We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.


We will send all reports and other notices described herein or in the Policy directly to the Owner.



MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.


Upon notice to you, we may modify the Policy:

   o to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
   o to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
   o  to reflect a change in the Separate Account's operation.


If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.




PREMIUMS
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MINIMUM INITIAL PREMIUM


No insurance will take effect until the minimum initial premium is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The Contractholder or employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) You are not required to pay premiums equal to the planned annual premium.


We will apply the initial premium to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See "Allocation of Net Premiums and Cash Value.")

Premiums will be "received" on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. Notwithstanding the foregoing, premiums that the Contractholder remits to cover the next monthly charges due are allocated to, and deducted from, a Policy's Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.


If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.



PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts the planned annual premium usually will be paid by the Contractholder on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder and us. The Owner must authorize the amount of the premiums paid by the Contractholder. Please note that if the Contractholder does not remit premiums on a timely basis in accordance with the planned premium payment schedule, you may not participate in investment experience under the policy until the premium has been received and credited to the Policy in accordance with our established administrative procedures. You may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. (See Policy Lapse and Reinstatement.")


An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.



CONTINUANCE OF INSURANCE

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. For some Group Contracts, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided by the Certificate will automatically continue even if the Group Contract terminates. Individual Insurance also will continue if the Employee's employment with the Contractholder terminates. (See "Conversion Right upon Termination of the Group Contract or Change in Insured's Eligibility.") In either circumstance, an Owner of a Certificate converted by amendment to an Individual Policy must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.



PREMIUM LIMITATIONS

Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.


We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy.

We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.



MODIFIED ENDOWMENT CONTRACTS

Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts, which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify you when we believe that a premium payment will cause a Policy to become a modified endowment contract. You may request that we refund any premium received that would cause the Policy to become a MEC.



ALLOCATION OF NET PREMIUMS AND CASH VALUE

When you apply for a Policy, you give us instructions to allocate your net premiums to one or more Investment Divisions of the Separate Account -and/or, if applicable, the General Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:

   o The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
   o Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
   o The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
   o We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Policy, unless otherwise specified.
   o You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.
   o There are limitations on the amount of net premium that may be allocated to the General Account. (See "The General Account--Restrictions on Allocations and Transfers to the General Account.")


Investment returns from amounts allocated to the Investment Divisions of the Separate Account will vary with the investment performance of the Investment Divisions and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE INVESTMENT DIVISIONS. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.


If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.




THE COMPANY  -AND THE GENERAL ACCOUNT
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THE COMPANY



Metropolitan Life Insurance Company is a leading provider of life insurance, annuities, employee benefits and asset management, with operations throughout the United States. The Company offers a broad range of protection products and services aimed at serving the financial needs of its customers throughout their lives. These products are sold to corporations and their respective employees, other institutions and their respective members, as well as individuals. The Company was incorporated under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc., together with its subsidiaries and affiliates, is a global provider of life insurance, annuities, employee benefits and asset management, serving approximately 100 million customers. MetLife, Inc., through its subsidiaries and affiliates, holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.



Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.


Prior to May 1, 2006, the Policies were issued by Paragon Life Insurance Company. These Policies are now Policies of the Company as a result of the merger between Paragon Life Insurance Company with the Company as the surviving company. Insurance obligations under Policies originally issued by Paragon Life Insurance Company are guaranteed by General American Life Insurance Company ("Guarantor"). The Guarantor does not guarantee Cash Value or the performance of the investment options available under the Policies.



GUARANTEE OF INSURANCE OBLIGATIONS

General American Life Insurance Company ("General American") is a wholly-owned subsidiary of MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia and Puerto Rico. General American's home office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.


For Policies issued before May 1, 2006, General American agreed to ensure that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the variable investment options available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, General American will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against General American directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on General American, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American's rating.


With respect to the guarantee, General American is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.



THE GENERAL ACCOUNT

The General Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the General Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.


RESTRICTIONS ON ALLOCATIONS AND TRANSFERS TO THE GENERAL ACCOUNT. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy's specifications page.


RESTRICTIONS ON PARTIAL WITHDRAWALS AND TRANSFERS FROM THE GENERAL ACCOUNT.
 After the first Policy Year, an Owner may withdraw a portion of Cash Value from the General Account. The minimum amount that can be withdrawn from the General Account is the lesser of $50 or the Policy's Cash Value in the General Account. An Owner may also transfer amounts between the General Account and the Investment Divisions of the Separate Account in an amount not less than $250. We are not currently enforcing these restrictions but reserve our right to do so in the future.


The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:

   o the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown on the Policy's specifications page, or
   o  the previous Policy Year's General Account maximum withdrawal amount.


We are not currently enforcing this restriction for partial withdrawals but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the General Account, it could take a number of years to fully transfer a current balance in the General Account to the Investment Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the General Account is consistent with your risk tolerance and time horizon. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.


Transfers and Partial Withdrawals from the General Account are also subject to the general provisions regarding transfers and partial withdrawals. (See "Surrenders and Partial Withdrawals" and "Transfers.")


The Loan Account is part of the General Account.


We have not registered interests in the General Account under the Securities Act of 1933, nor have we registered the General Account as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account.




THE SEPARATE ACCOUNT AND THE FUNDS
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THE SEPARATE ACCOUNT


The Separate Account was established as a separate investment account on October 30, 1987 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.


The Separate Account is divided into Investment Divisions, each of which invests in shares of a Fund -shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Investment Division of the Separate Account are credited to or charged against that Investment Division without regard to income, gains, or losses from any other Investment Division of the Separate Account or arising out of any other business the Company may conduct.


We segregate the assets in the Separate Account from our General Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our General Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy's Cash Value in the Separate Account. Any such amount that exceeds the Policy's Cash Value in the Separate Account is paid from our General Account. Death benefit amounts paid from the General Account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our General Account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.


WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH INVESTMENT DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.




THE FUNDS

Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.


The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.


The following table summarizes the investment objective(s) and identifies the investment adviser, and, if applicable, the sub-adviser, of each Fund.


              FUND                              INVESTMENT OBJECTIVE                 INVESTMENT ADVISER/SUBADVISER
 AMERICAN FUNDS INSURANCE
 SERIES(R) -- CLASS 1
 American Funds Asset             Seeks high total return (including income         Capital Research and
 Allocation Fund                  and capital gains) consistent with                Management Company
                                  preservation of capital over the long term.
 American Funds Bond Fund         Seeks as high a level of current income as is     Capital Research and
                                  consistent with the preservation of capital.      Management Company
 American Funds Global            Seeks long-term growth of capital.                Capital Research and
 Growth Fund                                                                        Management Company
 American Funds Global            Seeks long-term growth of capital.                Capital Research and
 Small Capitalization Fund                                                          Management Company
 American Funds Growth            Seeks growth of capital.                          Capital Research and
 Fund                                                                               Management Company
 American Funds                   Seeks long-term growth of capital and             Capital Research and
 Growth-Income Fund               income.                                           Management Company
 American Funds                   Seeks a high level of current income. Its         Capital Research and
 High-Income Bond Fund            secondary investment objective is capital         Management Company
                                  appreciation.
 American Funds International     Seeks long-term growth of capital.                Capital Research and
 Fund                                                                               Management Company

               FUND                               INVESTMENT OBJECTIVE                 INVESTMENT ADVISER/SUBADVISER
 American Funds New World           Seeks long-term capital appreciation.             Capital Research and
 Fund(R)                                                                              Management Company
 American Funds                     Seeks a high level of current income              Capital Research and
 U.S. Government/AAA-Rated          consistent with preservation of capital.          Management Company
 Securities Fund
 American Funds Ultra-Short         Seeks to provide current income, consistent       Capital Research and
 Bond Fund                          with the maturity and quality standards           Management Company
                                    applicable to the fund, and preservation of
                                    capital and liquidity.
 BRIGHTHOUSE FUNDS TRUST I
 -- CLASS A
 Brighthouse/Aberdeen               Seeks capital appreciation.                       Brighthouse Investment
 Emerging Markets Equity                                                              Advisers, LLC
 Portfolio                                                                            Subadviser: Aberdeen Asset
                                                                                      Managers Limited
 BRIGHTHOUSE FUNDS TRUST II
 -- CLASS A
 MetLife Russell 2000(R) Index      Seeks to track the performance of the Russell     Brighthouse Investment
 Portfolio                          2000(R) Index.                                    Advisers, LLC
                                                                                      Subadviser: MetLife
                                                                                      Investment Advisors, LLC
 FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS -- INITIAL CLASS
 Contrafund(R) Portfolio            Seeks long-term capital appreciation.             Fidelity Management &
                                                                                      Research Company
                                                                                      Subadviser: FMR Co., Inc.
 Equity-Income Portfolio            Seeks reasonable income. The fund will also       Fidelity Management &
                                    consider the potential for capital                Research Company
                                    appreciation. The fund's goal is to achieve a     Subadviser: FMR Co., Inc.
                                    yield which exceeds the composite yield on
                                    the securities comprising the S&P 500(R)
                                    Index.
 Freedom 2010 Portfolio             Seeks high total return with a secondary          Fidelity Management &
                                    objective of principal preservation as the        Research Company
                                    fund approaches its target date and beyond.       Subadviser: FMR Co., Inc.
 Freedom 2020 Portfolio             Seeks high total return with a secondary          Fidelity Management &
                                    objective of principal preservation as the        Research Company
                                    fund approaches its target date and beyond.       Subadviser: FMR Co., Inc.
 Freedom 2030 Portfolio             Seeks high total return with a secondary          Fidelity Management &
                                    objective of principal preservation as the        Research Company
                                    fund approaches its target date and beyond.       Subadviser: FMR Co., Inc.
 Freedom 2040 Portfolio             Seeks high total return with a secondary          Fidelity Management &
                                    objective of principal preservation as the        Research Company
                                    fund approaches its target date and beyond.       Subadviser: FMR Co., Inc.

             FUND                              INVESTMENT OBJECTIVE                  INVESTMENT ADVISER/SUBADVISER
 Freedom 2050 Portfolio          Seeks high total return with a secondary           Fidelity Management &
                                 objective of principal preservation as the         Research Company
                                 fund approaches its target date and beyond.        Subadviser: FMR Co., Inc.
 Index 500 Portfolio             Seeks investment results that correspond to        Fidelity Management &
                                 the total return of common stocks publicly         Research Company
                                 traded in the United States, as represented by     Subadvisers: FMR Co., Inc.;
                                 the S&P 500(R) Index.                              Geode Capital Management,
                                                                                    LLC
 Mid Cap Portfolio               Seeks long-term growth of capital.                 Fidelity Management &
                                                                                    Research Company
                                                                                    Subadviser: FMR Co., Inc.
 MFS(R) VARIABLE INSURANCE
 TRUST -- INITIAL CLASS
 MFS(R) Growth Series            Seeks capital appreciation.                        Massachusetts Financial
                                                                                    Services Company
 MFS(R) New Discovery Series     Seeks capital appreciation.                        Massachusetts Financial
                                                                                    Services Company
 MFS(R) Total Return Series      Seeks total return.                                Massachusetts Financial
                                                                                    Services Company


In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.


THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.


THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Investment Divisions may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS.



CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS. An investment adviser (other than Brighthouse Investment Advisers, LLC, known prior to March 6, 2017 as MetLife Advisers, LLC, and as of the date of this Prospectus, our affiliate) or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds' prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.



Additionally, an investment adviser (other than Brighthouse Investment Advisers, LLC) or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.


As of the date of this Prospectus, we and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser Brighthouse Investment Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in Brighthouse Investment Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the portfolios. We will benefit accordingly from assets allocated to the portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Fund Charges and Expenses" for information on the management fees paid by the Funds to the adviser and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to the subadvisers.) In 2016, MetLife, Inc. announced plans to pursue the separation, through one or more transactions, of a substantial portion of its U.S. retail business, including Brighthouse Investment Advisers, LLC, then known as MetLife Advisers, LLC. The new separate retail business will be organized under a holding company named Brighthouse Financial, Inc. ("Brighthouse"). Following these transactions, Brighthouse Investment Advisers, LLC will be a wholly-owned subsidiary of Brighthouse and will no longer be affiliated with MetLife, and it is expected that MetLife and/or certain of its affiliates will receive payments from Brighthouse Investment Advisers, LLC and/or its affiliates of the type described in the second preceding paragraph. Additionally, it is expected that MetLife and/or certain of its affiliates will receive payments from Brighthouse Investment Advisers, LLC and/or its affiliates in an amount approximately equal to the profit distributions they would have received had these transactions not occurred.



SELECTION OF FUNDS. We select the Funds offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.


ADDITION, DELETION, OR SUBSTITUTION OF FUNDS. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.


We also reserve the right to establish additional Investment Divisions of the Separate Account. We will establish new Investment Divisions when marketing needs or investment conditions warrant. Any new Investment Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

   o  eliminate or combine one or more Investment Divisions;
   o  substitute one Investment Division for another Investment Division; or
   o transfer assets between Investment Divisions if marketing, tax, or investment conditions warrant.


We will notify all Owners of any such changes.


If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

   o  operated as a management company under the 1940 Act;
   o deregistered under that Act in the event such registration is no longer required; or
   o  combined with other separate accounts of the Company.


To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.


We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Investment Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.


VOTING FUND SHARES. Although we are the legal owner of the Fund shares held in the Separate Account Investment Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.


Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).


If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

POLICY VALUES
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CASH VALUE


The Cash Value of the Policy equals the sum of all values in the General Account (if applicable), the Loan Account, and each Investment Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.


The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Investment Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY CASH VALUE.



CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness.



CASH VALUE IN THE GENERAL ACCOUNT

On each Valuation Date, the Cash Value in the General Account will equal:

   o the amount of the Net Premiums allocated or Cash Value transferred to the General Account; PLUS
   o  interest at a rate of at least 4% per year; PLUS
   o any excess interest which we credit and any amounts transferred into the General Account; LESS
   o the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.



CASH VALUE IN EACH SEPARATE ACCOUNT INVESTMENT DIVISION

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Investment Division of the Separate Account. We compute the Cash Value in an Investment Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Investment Division by the unit value for that Investment Division. More detailed information concerning these computation methods is available from our Administrative Office.


NET INVESTMENT FACTOR. The Net Investment Factor measures the investment performance of an Investment Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.


NUMBER OF UNITS. The number of units in any Investment Division of the Separate Account at the end of any valuation day equals:

   o  the initial units purchased at the unit value on the Issue Date; PLUS
   o  units purchased with additional net premiums; PLUS
   o units purchased via transfers from another Investment Division, the General Account, or the Loan Account; MINUS
   o  units redeemed to pay for monthly deductions; MINUS
   o  units redeemed to pay for partial withdrawals; MINUS
   o units redeemed as part of a transfer to another Investment Division, the General Account, or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Investment Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Investment Division at the end of the Valuation Period.


UNIT VALUE. We determine a unit value, based upon the Net Investment Factor method, for each Investment Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Investment Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Investment Division at the end of any Valuation Period equals:

   o the value of the net assets of the Investment Division at the end of the preceding Valuation Period; PLUS
   o the investment income and capital gains, realized or unrealized, credited to the net assets of that Investment Division during the Valuation Period for which the unit value is being determined; MINUS
   o the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS
   o any amount charged against the Investment Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Investment Division; MINUS
   o the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; DIVIDED BY
   o aggregate units outstanding in the Investment Division at the end of the preceding Valuation Period.




POLICY BENEFITS
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DEATH BENEFIT


As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office (i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a single sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require you to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner's estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.


Death benefit proceeds equal:

   o  the death benefit (described below); PLUS
   o  any additional insurance provided by rider; MINUS
   o  any unpaid monthly deductions; MINUS
   o  any outstanding Indebtedness.


An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.


If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.



PAYMENT OF THE DEATH BENEFIT

Death benefit proceeds under the Policy ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "General Matters Relating to the Policy--Postponement of Payments." The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.


We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available on request from our Administrative Office. We will pay interest on the proceeds as required by the applicable state law.


Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.


Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Administrative Office in order to make a change to your beneficiary designation.



DEATH BENEFIT OPTIONS

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored insurance programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death.


Under Option A, the death benefit is:
      ---------

   o  the current Face Amount of the Policy or, if greater,
   o  the applicable percentage of Cash Value on the date of death.


The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:
      ---------

   o the current Face Amount plus the Cash Value of the Policy or, if greater,
   o the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.


WHICH DEATH BENEFIT OPTION TO CHOOSE. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.


The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).



CHANGING DEATH BENEFIT OPTIONS

After the first Policy Anniversary, you may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one per Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.


Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. You should consult a tax adviser before changing death benefit options.



CHANGING FACE AMOUNT

You select the Face Amount when applying for the Policy. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to limit changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.


FACE AMOUNT INCREASES. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract, we may establish a substantially higher Face Amount for Policies issued under that Contract. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.


FACE AMOUNT DECREASES. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements.


A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.")



ACCELERATED DEATH BENEFITS

We offer an Accelerated Death Benefit Settlement Option Rider that permits you to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. You should consult a tax adviser before adding these riders to your Policy or requesting payment of an accelerated death benefit.



SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Policy is in force, you may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences.


SURRENDER. You may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.


Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.


PARTIAL WITHDRAWALS. After the first Policy Year, you may make up to one partial withdrawal each Policy Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.


The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The minimum amount that can be withdrawn from any one Investment Division or from the General Account is the lesser of $50 or the Policy's Cash Value in that Investment Division -or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. (See "The General Account--Restrictions on Partial Withdrawals and Transfers from the General Account.") Subject to the above conditions, you may allocate the amount withdrawn among the Investment Divisions -and/or -the General Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Investment Divisions -and/or -the

General Account on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in each Investment Division -and/or -the General Account bears to the unloaned Cash Value of the Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in an Investment Division -or in the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Investment Divisions -and/or -the General Account. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Investment Division -or in the General Account. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $25,000.


A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options.") Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.



TRANSFERS

You may transfer Cash Value, not including amounts credited to the Loan Account, among the Investment Divisions available with the Policy -and, for certain Policies, between the Investment Divisions and the General Account. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. -Transfers to and from the General Account are subject to restrictions. (See "The General Account.") The following terms apply to transfers under a Policy:

   o We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Investment Division determined at the close of the next regular trading session of the New York Stock Exchange.
   o  We will consider all transfer requests received on the same Valuation
      Day as a single transfer request.
   o The minimum amount that you must transfer is currently $250, or, if less, the Policy's Cash Value in an Investment Division -or in the General Account. -(We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
   o We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.
   o The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.


RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Owners to transfer Cash Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (these Funds, referred to as the "Monitored Funds," are identified in the list below) and we monitor transfer activity in those Monitored Funds.

     American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds High-Income Bond Fund
     American Funds International Fund
     American Funds New World Fund(R)

     Brighthouse/Aberdeen Emerging Markets Equity Portfolio
     MetLife Russell 2000(R) Index Portfolio
     MFS(R) New Discovery Series



We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Funds, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more "round trips" involving any Fund in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE FUNDS. We may change the Monitored Funds at any time without notice in our sole discretion.


As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Funds, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.



Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.



Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Funds and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.


The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.


In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Fund prospectuses for more details.



RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Funds except where the manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

AUTOMATIC INVESTMENT STRATEGIES

DOLLAR COST AVERAGING. This investment strategy allows you to automatically transfer a predetermined amount of money from the American Funds Ultra-Short Bond Investment Division to a number of available Investment Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy's Cash Value in the American Funds Ultra-Short Bond Investment Division must be greater than or equal to $1000.00. The minimum total monthly transfer amount must be greater than or equal to $100.00.


Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.


ANNUAL AUTOMATIC PORTFOLIO REBALANCING. This investment strategy allows you to automatically reallocate your Cash Value among the elected Investment Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).


Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.


The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.


You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. There is no fee for participating in either strategy. You cannot participate in both strategies at the same time; however, either strategy may be discontinued at any time.



LOANS

LOAN PRIVILEGES. After the first Policy Anniversary, you may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus
(b) minus (c), where

   o (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested;
   o  (b) is the amount of any outstanding Indebtedness; and
   o  (c) is any contingent deferred sales charges.


The minimum amount that you may borrow is $100. We will ordinarily pay any amount due to you under a Policy Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.


We will process each loan request at the unit values determined at the end of the Valuation Period during which we receive your request.


When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Investment Divisions of the Separate Account -and the General Account in the same proportion that the Policy's Cash Value in each Investment Division -and the General

Account bears to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account -and the General Account. These transactions will not be considered transfers for purposes of the limitations on transfers.


INTEREST RATE CHARGED FOR POLICY LOANS. We charge you 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Investment Divisions -and the General Account in the same proportion that the Cash Value in each Investment Division -and the General Account bears to the unloaned Cash Value.


LOAN ACCOUNT INTEREST RATE CREDITED. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Investment Divisions -and the General
Account: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.


REPAYMENT OF INDEBTEDNESS. You may repay all or part of your Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Investment Divisions on the same -proportionate basis on which we originally transferred the loan collateral from the Investment Divisions and/or the General Account (described above).


We will treat amounts paid while a Policy Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.


EFFECT OF POLICY LOANS. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Investment Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Investment Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.


There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. You should seek competent advice before requesting a Policy loan.



CONVERSION RIGHT TO A FIXED BENEFIT POLICY

You may, upon written request, convert a Policy still in force to a life insurance policy that provides benefits that do not vary with the investment return of the Investment Divisions. If, during the first two Policy Years, you request in writing that we transfer all of your Cash Value into the General Account, and you indicate that you are exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.


If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.



ELIGIBILITY CHANGE CONVERSION

As long as the Certificate is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract ends because the Group Contract terminates or the Employee's employment ends. Even if the Certificate has lapsed and is not in force, the right to reinstate and to convert a lapsed Certificate remains despite the change in the Employee's eligibility during the reinstatement period.


We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the Employee's employment ended or (b) after the termination of the Group Contract. If the Certificate is in a grace period at the time the conversion occurs, any premium necessary to prevent the Certificate from lapsing must be paid to us before the Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums.")


When an Employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the Employee is no longer eligible. We will automatically -amend the Certificate issued to the Employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges.


If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.


Under certain group contracts, some states may also require a conversion option
(i) if the Insured's employment terminates, or (ii) if the Insured's membership in an eligible class terminates, or (iii) if the amount of life insurance the Insured is eligible for is reduced.


CONDITIONS FOR CONVERSION. If you choose to convert the Certificate to a personal policy of insurance for any of the reasons set forth above, we must receive your written application and the premium due for the new policy at our Administrative Office, within the relevant application period. The amount of the new policy will be determined as specified in your Certificate. We or one of our affiliates will issue a new policy, which will be subject to the conditions set forth in the form of Contract applicable to you. The new policy will take effect on the 32nd day after the date the life insurance coverage under the Certificate ends (or the amount of life insurance the Insured is eligible for is reduced), regardless of the duration of the relevant application period.



PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to you on the Maturity Date. You may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

TELEPHONE, FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Policy changes, subject to the following conditions.

   o We will employ reasonable procedures to confirm that instructions are genuine.
   o If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
   o These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.
   o We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Policies for any reason.


You should protect your personal identification number ("PIN") because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.


Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.


Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.


We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.


Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.




POLICY LAPSE AND REINSTATEMENT
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LAPSE


A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.


We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.



REINSTATEMENT

Unless you have surrendered the Policy, you may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an Employee's employment during the reinstatement period.


Reinstatement is subject to the following conditions:

   o Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
   o Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
   o Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.


If you reinstate a lapsed Policy and elect to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.


If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to you. The effective date of the new Policy will be the date we approve the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.




CHARGES AND DEDUCTIONS
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We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; (iii) risks we assume; and (iv) our profit expectations.


SERVICES AND BENEFITS WE PROVIDE:

   o  the death benefit, cash and loan benefits under the Policy
   o  investment options, including premium allocations
   o  administration of elective options
   o  the distribution of reports to Owners

COSTS AND EXPENSES WE INCUR:

   o costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
   o  overhead and other expenses for providing services and benefits
   o  sales and marketing expenses
   o other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees


RISKS WE ASSUME:

   o that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
   o that the costs of providing the services and benefits under the Policies exceed the charges we deduct.


Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.



TRANSACTION CHARGES

PREMIUM EXPENSE CHARGE. For certain policies deemed to be individual contracts under Federal tax laws, we make a charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.


The sales charges will not change even if an Insured is no longer eligible under a Group Contract, but continues coverage on an individual basis.


The net premium payment is calculated as the premium payment less:

   o  Any applicable premium expense charge; minus
   o  The premium tax charge (described below)


PREMIUM TAX CHARGE. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2.25% from all Policies. The 2.25% charge may be higher or lower than actual premium taxes, if any, assessed in your location.


PARTIAL WITHDRAWAL TRANSACTION CHARGE. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.


TRANSFER CHARGE. After the first Policy Year, you may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.


CONTINGENT DEFERRED SALES CHARGE. During the first ten Policy years, we may assess a charge upon surrender or lapse of the Policy, a requested decrease in the face amount, or a partial withdrawal that causes the face amount to decrease. The amount of the charge will depend on a number of factors, including:

   o  The commission rate paid to the broker-dealer distributing the Policy,

   o The allocation of the total sales load between the premium expense charge and the contingent deferred sales charges,
   o  Whether the event is a full surrender or lapse or decrease in Face
      Amount,
   o The amount of premiums received by the Company during the first Policy Year for the initial Face Amount and within 12 policy months following any increase in Face Amount, and
   o  The Policy Year in which the surrender or other event takes place.


If no commissions are paid, no contingent deferred sales charge will be charged.


If a contingent deferred sales charge applies to a Policy, we will also calculate an additional charge for each increase in the Face Amount. The additional charge will be charged upon surrender, lapse, or decrease in the Face Amount following the increase. The additional charge will apply for the first ten years following the effective date of the increase in Face Amount and also will depend on the factors affecting the amount of the basic contingent deferred sales charge.


CALCULATION OF CHARGE. The contingent deferred sales charge is calculated separately for the initial Face Amount and for any increase in Face Amount. If no increases in Face Amount have yet become effective and a Policy with a contingent deferred sales charge is surrendered, the charge will be equal to a percentage of premiums paid during the first Policy Year up to the guideline annual premium for the initial Face Amount. The percentage, either 30% or 28% of premiums actually paid during the first Policy Year, will be set forth in the Policy's specifications pages. The amount of the charge will decrease each year after the first Policy Year by 1/10 of the total charge until it reaches zero at the end of ten Policy Years (see table below).


If an increase in Face Amount has gone into effect and the Policy is surrendered within the first 12 Policy Months after the effective date of such increase, the additional charge, if any, associated with the increase will equal a percentage of premiums associated with the increase which are received within the 12 Policy Months of the increase, up to the guideline premium for the increase. The percentage charged will be the same as that for the initial Face Amount (that is, either 30% for 28%) and will be set forth in the specifications pages issued in connection with the increase. The charge applicable to an increase in Face Amount will decrease by 1/10 of the total charge each year after the first year that the increase is in effect until it reaches zero at the end of year ten, as shown below.


Because the charge is based only on premiums actually paid in the first Policy Year or in the first 12 Policy Months after an increase in Face Amount, the timing of premium payments may affect the amount of the contingent deferred sales charge under a Policy.


               CONTINGENT DEFERRED SALES CHARGE PERCENTAGE TABLE


                       PERCENTAGE OF
 POLICY YEAR (1)     THE CDSL PAYABLE:
        1                  100%
        2                  90%
        3                  80%
        4                  70%
        5                  60%
        6                  50%
        7                  40%
        8                  30%
        9                  20%
        10                 10%
   11 and later             0%

(1) For requested increases, years are measured from the effective date of the increase.

CHARGE FOR DECREASE. If there has been no prior requested increase in Face Amount, the amount of the contingent deferred sales charge deducted upon a decrease in Face Amount will equal a fraction of the charge that would have been deducted if the Policy had instead been surrendered at that time. The fraction is determined by dividing the amount of the decrease by the Policy's Face Amount before the decrease and multiplying the result by the contingent deferred sales charge that would have been deducted if the Policy had been surrendered (rather than the Face Amount decreased) at that time.


If there had been a prior increase in Face Amount, the amount of the charge will depend on whether the initial Face Amount or subsequent increases in Face Amount are being decreased, which in turn will depend on whether the decrease arises from a partial withdrawal or a requested decrease in Face Amount. Where the decrease causes a partial reduction in an increase or in the initial Face Amount a proportionate share of the contingent deferred sales charge for that increase or the initial Face Amount will be deducted



PERIODIC CHARGES

MONTHLY DEDUCTION. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Investment Division -and the General Account in the same proportion that the Policy's Cash Value in each Investment Division -and the General Account bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.


The monthly deduction has 3 components:

   o  the cost of insurance charge;
   o  a monthly administrative charge;
   o  the charges for any riders.


COST OF INSURANCE CHARGE. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.


We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month -divided by 1.0032737; LESS (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)


We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.


Cost of Insurance Rates. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.


The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the

Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.


Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount-- whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.


MONTHLY ADMINISTRATIVE CHARGE. We assess a monthly administrative charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.


These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract we may modify the charge for that Group Contract.


CHARGES FOR RIDERS. The monthly deduction will include charges for any additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts may not offer certain riders.

   o WAIVER OF MONTHLY DEDUCTIONS RIDER. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction. In some Group Contracts or other employer-sponsored programs, the charge for this rider will be included in the Cost of Insurance Charge rather than assessed per $1.00 of the waived monthly deduction.

   o CHILDREN'S LIFE INSURANCE RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

   o ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

   o SPOUSE'S LIFE INSURANCE RIDER. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.


MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.0024547% (an annual rate of 0.90%) of the net assets of each Investment Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.


This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.


LOAN INTEREST CHARGE. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%).



FEDERAL TAXES

We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")



VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as: (1) differences in legal requirements in the jurisdictions where the Policies are sold; (2) differences in actual or expected risks, expenses, Policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds; and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.



FUND CHARGES AND EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and "Fee Tables--Fund Charges and Expenses" in this prospectus.




FEDERAL TAX MATTERS
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The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.




TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.


In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.


The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.




TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or where a business is the Owner of the Policy covering the life of an employee, if certain notice and consent and other requirements are not satisfied.


Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.


Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract.


MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, or in the seven years after a "material change," the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.


If there is a reduction in the benefits under the Policy during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven years, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

   (1) All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

   (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

   (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.


If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.


Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.


INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy gain.


Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.


WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.


LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax.


MULTIPLE POLICIES. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.


ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code
Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death.


Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.


Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.


The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy purchase.


POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.


We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.


OUR INCOME TAXES. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.


Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


TAX CREDITS AND DEDUCTIONS. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy owners since the Company is the owner of the assets from which the tax benefits are derived.

ADDITIONAL BENEFITS AND RIDERS
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We currently offer the following riders under the Policy:


   o  Waiver of Monthly Deductions Rider
   o  Children's Life Insurance Rider
   o  Spouse's Life Insurance Rider
   o  Accelerated Death Benefit Settlement Option Rider


The Accelerated Death Benefit Settlement Option Rider is included in all Policies in states where the rider has been approved and cannot be terminated by the Contractholder or the Owner. The Contractholder (employer) may select one or more of the other riders as available riders for the Policy issued to the Employer group. Certain riders may not be available in all states. In addition, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders.


You may select from among the riders chosen for the group by the Contractholder. The only exception is the Waiver of Monthly Deductions Rider. Once this rider is selected by the Contractholder, all Policies are issued with this rider. All riders chosen by the Contractholder, except the Waiver of Monthly Deductions Rider, may be terminated by you at any time, at which point charges for the rider will also terminate. The terms of the riders may vary from state to state; you should consult your Policy. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.




DISTRIBUTION OF THE POLICIES
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DISTRIBUTING THE POLICIES


MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).



MLIDC's principal offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


MLIDC and the Company may enter into selling agreements with broker-dealers

("selling firms") who will sell the Policies through their registered representatives. We pay commissions to these selling firms for the sale of the
               -
Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.



We may compensate MetLife insurance agents and other MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other Intermediaries.")

COMMISSIONS PAID TO SELLING FIRMS

Selling firms will receive commissions based upon a commission schedule in the sales agreement with the Company and the principal underwriter. Selling firms compensate their registered representative agents. First- year commissions are based on a percentage of first-year premiums up to a guideline annual premium maximum. The first-year commissions are either zero (0), 14, or 15 percent. Renewal commissions are not paid.



COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES

MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products ("Products") with brokers, agents, consultants, third-party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such Products (each an "Intermediary"). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.


Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based on your Intermediary placing and/or retaining a certain volume of business (number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife's current supplemental compensation plan, the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on: (1) the number of Products sold through your Intermediary during a prior one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a prior one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a prior one-year period; (4) premium growth during a prior one-year period; (5) a fixed percentage of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife prior to the beginning of each calendar year and it may not be changed until the following calendar year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.



The cost of supplemental compensation is not directly charged to the price of our Products except as an allocation of overhead expense, which is applied to all eligible group insurance products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, sales contests, consulting agreements or reinsurance arrangements).



More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife's base compensation and supplemental compensation plans can be found on MetLife's Web site at www.metlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK-4MET.


Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.




GENERAL PROVISIONS OF THE GROUP CONTRACT
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ISSUANCE


The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.



PREMIUM PAYMENTS

The Contractholder will remit planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.



GRACE PERIOD

If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums before the end of the grace period, the Group Contract will terminate. However, the Certificate will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company.



TERMINATION

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Certificate in effect will be amended automatically to continue in force as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. (See "Policy Benefits--Eligibility Change Conversion.")



RIGHT TO EXAMINE GROUP CONTRACT

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.



ENTIRE CONTRACT

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.



INCONTESTABILITY

We cannot contest the Group Contract after it has been in force for two years from the date of issue.



OWNERSHIP OF GROUP CONTRACT

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Polices issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.




GENERAL MATTERS RELATING TO THE POLICY
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POSTPONEMENT OF PAYMENTS


We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:

   o the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
   o  the SEC by order permits postponement for the protection of Owners; or
   o an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.


The Company may defer payments on any amount -from the General Account for not more than six months.


Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.


Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than 2 1/2% per year for the period of the deferment.

STATE VARIATIONS
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This prospectus provides you with important information about the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. You should contact our Administrative Office to review a copy of your Policy and any applicable endorsements and riders.




LEGAL PROCEEDINGS
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In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.


It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.




FINANCIAL STATEMENTS
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The financial statements of the Company, General American Life Insurance
Company and subsidiary and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company and of General American Life Insurance Company and subsidiary should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of General American Life Insurance Company and subsidiary, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY
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Administrative Office--The service office of the Company, the mailing address of which is MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-756-0124.


Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.


Associated Companies--The companies listed in a Group Contracts specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.


Beneficiary--The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.


Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account (if applicable), and in the Loan Account.


Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.


Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.


Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.


Effective Date--The actual date coverage shall take effect which will be on or after the Issue Date.


Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an Employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An Employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An Employee may include a partner in a partnership if the employer is a partnership.


Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.


General Account--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.


Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.


Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.


Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an Employee or an Employee's spouse.


Insured--The person whose life is insured under a Policy. The term may include both an Employee and an Employee's spouse.


Investment Division--A subaccount of the Separate Account. Each Investment Division invests exclusively in an available underlying Fund.

Investment Start Date--The date the initial premium is applied to the General Account and to the Investment Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Administrative Office.


Issue Age--The Insured's Age as of the date the Policy is issued.



Issue Date--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.



Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general account assets.


Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.


Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.


Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.


Net Premium--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and any charge for premium taxes.


Owner (or You)--The Owner of a Policy, as designated in the application or as subsequently changed.


Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.


Policy Anniversary--The same date each year as the Issue Date.


Policy Month--A month beginning on the Monthly Anniversary.


Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.


SEC (or the Commission)--The Securities and Exchange Commission.


Separate Account--Paragon Separate Account A, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.


Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.


Valuation Date--Each day that the New York Stock Exchange is open for regular trading.


Valuation Period--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-756-0124 or write to us at our Administrative Office.


The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.










































Investment Company Act of 1940 Registration File No. 811-5382

[GRAPHIC APPEARS HERE]





                 GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE
                            LIFE INSURANCE POLICIES
                                     (AFIS)
                                   ISSUED BY


                      METROPOLITAN LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

                                200 PARK AVENUE
                               NEW YORK, NY 10166

                           PARAGON SEPARATE ACCOUNT A
                                  (REGISTRANT)

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 2017


     This Statement of Additional Information ("SAI") contains additional information regarding flexible premium variable life insurance policies offered by Metropolitan Life Insurance Company ("MetLife" or the "Company") for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and Individual Policy are very similar and are referred to collectively in this SAI as "Policy" or "Policies."

     This SAI is not a prospectus, and should be read together with the most recent prospectus for the Policies and the prospectuses for the Funds offered as investment options in the Policies. Please refer to your prospectus for a list of the Funds offered under your Policy. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown below. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.


     DIRECT ALL CORRESPONDENCE AND INQUIRIES TO THE ADMINISTRATIVE OFFICE:


                                  METLIFE GVUL
                                MAIL CODE A2-10
                            13045 TESSON FERRY ROAD
                              ST. LOUIS, MO 63128
                                 (800) 756-0124

                                                                      SA A - SAI
                                       1

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS


Additional Policy Information...................................  3
   The Policy
   Claims of Creditors
   Incontestability
   Misstatement of Age
   Suicide Exclusion
   Assignment
   Beneficiary
   Changing Owner or Beneficiary
   Changing Death Benefit Options
   Determination of Cash Value in Each Separate Account Division
   Cost of Insurance
Additional Benefits and Riders..................................  6
   Waiver of Monthly Deductions Rider
   Children's Life Insurance Rider
   Spouse's Life Insurance Rider
   Accelerated Death Benefit Settlement Option Rider
Distribution of the Policies....................................  7
More Information about the Company..............................  8
   The Company
Other Information...............................................  8
   Potential Conflicts of Interest
   Safekeeping of Separate Account Assets
   Records and Reports
   Independent Registered Public Accounting Firm
   Advertisements
   Additional Information
   Financial Statements
APPENDIX--DEATH BENEFIT APPLICABLE PERCENTAGE TABLE............. 11

ADDITIONAL POLICY INFORMATION
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                                   THE POLICY


     The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract.

     We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in most states, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.


                              CLAIMS OF CREDITORS

     To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process. However, the amount of the death benefit that exceeds the Policy's Cash Value is paid from our General Account and thus is subject to the claims paying ability of the Company.


                                INCONTESTABILITY

     In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy's validity or may resist a claim under the Policy.

     We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.


                              MISSTATEMENT OF AGE

     If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

     Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.


                               SUICIDE EXCLUSION

     If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

     Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

                                   ASSIGNMENT

     An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Administrative Office. The Owner retains an ownership rights under the Policy that are not assigned.

     We will be bound by an assignment of a Policy only if:

    o  it is in writing;

    o the original instrument or a certified copy is filed with us at our Administrative Office; and

    o  we send an acknowledged copy to the Owner.


     We are not responsible for determining the validity of any assignment.

     Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.


                                  BENEFICIARY

     The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will generally be payable to the Owner or, if the Owner is not living, to the Owner's estate.


                         CHANGING OWNER OR BENEFICIARY

     The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. CHANGING THE OWNER MAY HAVE ADVERSE TAX CONSEQUENCES. THE OWNER SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.


                         CHANGING DEATH BENEFIT OPTIONS

     An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES.

     If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face
Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

     If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face
Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

         DETERMINATION OF CASH VALUE IN EACH SEPARATE ACCOUNT DIVISION

     Using the "net investment factor" computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division MULTIPLIED BY the

    o the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net
        Investment Factor (defined below) for the current Valuation Period;
    PLUS

    o any net premium payments allocated to the Division during the current Valuation Period; PLUS

    o any loan repayments allocated to the Division during the current Valuation Period; PLUS

    o any amounts transferred to the Division from another Division (or from the General Account for those Policies where the General Account is available as an investment option) during the current Valuation Period; PLUS

    o that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; MINUS

    o any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; MINUS

    o any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; MINUS

    o (if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

     The NET INVESTMENT FACTOR for each Division for a Valuation Period equals:

    o  the value of the assets at the end of the preceding Valuation Period;
        PLUS

    o the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation
        Period for which the Net Investment Factor is being determined; MINUS

    o the capital losses, realized or unrealized, charged against those assets during the Valuation Period;
        MINUS

    o any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; MINUS

    o a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.75% per year for mortality and expense risks (The current rate may change but will not exceed 0.75%); DIVIDED BY

    o  the value of the assets at the end of the preceding Valuation Period.


                               COST OF INSURANCE

     Cost of Insurance Rates. The current cost of insurance rates will be based
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on the Attained Age of the Insured and the rate class of the Insured. The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program.

     Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table for Certificates issued before 1/1/09 and 100% of the 2001 CSO Table for Certificates issued on or after 1/1/09).

     Net Amount at Risk. The net amount at risk may be affected by changes in
     ------------------
the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

     Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

     Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.




ADDITIONAL BENEFITS AND RIDERS
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     The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

     We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.


                       WAIVER OF MONTHLY DEDUCTIONS RIDER

     This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.


                        CHILDREN'S LIFE INSURANCE RIDER

     This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

                         SPOUSE'S LIFE INSURANCE RIDER

     This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employees' spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.


               ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER

     This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured: (i) has a life expectancy of 12 months or less, or (ii) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.

     The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the
Policy on the date we receive satisfactory evidence of either (i) or (ii), above, LESS any Indebtedness and any term insurance added by other riders, PLUS the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement is 0.70.

     The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.




DISTRIBUTION OF THE POLICIES
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     Information about the distribution of the Policies is contained in the prospectus. (See "Distribution of the Policies.") Additional information is provided below.

     While the Group Contracts are no longer sold, the policies are offered to new participants under existing Group Contracts on a continuous basis.We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


     MetLife Investors Distribution Company ("MLIDC"), 200 Park Avenue, New York, NY 10166, is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Act of 1934, and is a member of the Financial Industry Regulatory Authority. MLIDC enters into selling agreements with other broker-dealers who sell the Policies through their registered representatives ("selling firms").


     Sales compensation was paid to selling firms with respect to the Policies in the Separate Account in the following amounts during the periods indicated:

           AGGREGATE AMOUNT OF      AGGREGATE AMOUNT OF
 FISCAL    COMMISSIONS PAID TO    COMMISSIONS RETAINED BY
  YEAR    PRINCIPAL UNDERWRITER    PRINCIPAL UNDERWRITER
  2016   $20,996                 $0
  2015   $21,892                 $0
  2014   $21,522                 $0


     We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.




MORE INFORMATION ABOUT THE COMPANY
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                                  THE COMPANY


     MetLife is a leading provider of life insurance, annuities, employee benefits and asset management, with operations throughout the United States. It is a wholly owned subsidiary of MetLife, Inc. MetLife, Inc., together with its subsidiaries and affiliates, is a global provider of life insurance, annuities, employee benefits and asset management, serving approximately 100 million customers. MetLife, Inc., through its subsidiaries and affiliates, holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.

     Before May 1, 2006, all Contracts were issued by Paragon Life Insurance Company ("Paragon"), a former subsidiary of MetLife, Inc. In order to simplify its corporate and operational structure, MetLife, Inc. purchased all of the stock of Paragon, and on May 1, 2006, the operations of MetLife and Paragon were combined through merger.

     Upon consummation of the merger, Paragon's separate corporate existence ceased by operation of law, and MetLife assumed legal ownership of all of the assets of Paragon, including the Separate Account and its assets. As a result of the merger, MetLife also became responsible for all of Paragon's liabilities and obligations, including those created under Contracts initially issued by Paragon and outstanding on the date of the merger. Such Contracts thereby became variable contracts funded by a Separate Account of MetLife, and each owner thereof has become a contractholder of MetLife.

     Paragon was a stock life insurance company incorporated under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. Organized in 1981 as General American Insurance Company, the company name was changed to Paragon on December 31, 1987. Paragon's main business was writing individual and group life insurance policies.

     Paragon was a wholly owned subsidiary of General American Life Insurance Company, a Missouri life insurance company that is wholly owned by Metropolitan Life Insurance Company. General American is licensed to sell life insurance in 49 states, the District of Columbia and Puerto Rico. General American's Home Office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.



OTHER INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        POTENTIAL CONFLICTS OF INTEREST


     In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously.

Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or
(iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

     If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.


                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     The Company holds assets of the Separate Account, physically segregated and held apart from our General Account assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.


                              RECORDS AND REPORTS

     We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:

    o the current Cash Value, amounts in each Division of the Separate Account (and in the General Account for those Policies where the General Account is available as an investment option), Loan Account value

    o  the current Cash Surrender Value

    o  the current death benefit

    o  the current amount of any Indebtedness

    o any activity since the last report (E.G., premiums paid, partial withdrawals, charges and deductions)

    o  any other information required by law


     We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements and financial highlights comprising each of the Divisions of Paragon Separate Account A included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The consolidated financial statements and related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The consolidated financial statements of General American Life Insurance Company and subsidiary (the "Guarantor") included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph related to the Guarantor being a member of a controlled group). Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.


                                 ADVERTISEMENTS

     We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

     Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.


                             ADDITIONAL INFORMATION

     A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


                              FINANCIAL STATEMENTS

     The Company's financial statements and the financial statements of General American Life Insurance Company and subsidiary should be distinguished from the financial statements and financial highlights comprising each of the Divisions of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies and of General American Life Insurance Company and subsidiary, as guarantor, to meet its obligations under the guarantee agreement. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                        APPENDIX

                   DEATH BENEFIT APPLICABLE PERCENTAGE TABLE


                  APPLICABLE                            APPLICABLE
 ATTAINED AGE     PERCENTAGE        ATTAINED AGE        PERCENTAGE
--------------   ------------   --------------------   -----------
40............         250%     61..................         128%
41............          243     62..................          126
42............          236     63..................          124
43............          229     64..................          122
44............          222     65..................          120
45............          215     66..................          119
46............          209     67..................          118
47............          203     68..................          117
48............          197     69..................          116
49............          191     70..................          115
50............          185     71..................          113
51............          178     72..................          111
52............          171     73..................          109
53............          164     74..................          107
54............          157     75-90...............          105
55............          150     91..................          104
56............          146     92..................          103
57............          142     93..................          102
58............          138     94..................          101
59............          134     95 or older.........          100
60............          130

     The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Policy Owners of
Paragon Separate Account A
and Board of Directors of
Metropolitan Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Paragon Separate Account A (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2 as of December 31, 2016, the related statements of operations and changes in net assets for each of the three years in the period then ended, and the financial highlights in Note 8 for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2016, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2016, the results of their operations and changes in their net assets for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 24, 2017

This page is intentionally left blank.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2016


                                                                                                                   AMERICAN FUNDS
                                              AMERICAN FUNDS         AMERICAN FUNDS         AMERICAN FUNDS          GLOBAL SMALL
                                             ASSET ALLOCATION             BOND               GLOBAL GROWTH         CAPITALIZATION
                                                 DIVISION               DIVISION               DIVISION               DIVISION
                                           --------------------   --------------------   --------------------   --------------------
ASSETS:
   Investments at fair value.............  $          8,313,115   $          1,987,324   $          4,804,231   $          4,264,125
   Due from Metropolitan Life
     Insurance Company...................                    --                     --                     --                     --
                                           --------------------   --------------------   --------------------   --------------------
        Total Assets.....................             8,313,115              1,987,324              4,804,231              4,264,125
                                           --------------------   --------------------   --------------------   --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company...................                   688                    174                    306                    600
                                           --------------------   --------------------   --------------------   --------------------
        Total Liabilities................                   688                    174                    306                    600
                                           --------------------   --------------------   --------------------   --------------------

NET ASSETS...............................  $          8,312,427   $          1,987,150   $          4,803,925   $          4,263,525
                                           ====================   ====================   ====================   ====================


 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2016



                                   AMERICAN FUNDS        AMERICAN FUNDS        AMERICAN FUNDS      AMERICAN FUNDS
                                       GROWTH             GROWTH-INCOME       HIGH-INCOME BOND      INTERNATIONAL
                                      DIVISION              DIVISION              DIVISION            DIVISION
                                --------------------  --------------------  -------------------  -------------------
ASSETS:
   Investments at fair value..  $         51,576,562  $         32,657,087  $         5,802,235  $        10,294,155
   Due from Metropolitan Life
     Insurance Company........                    --                    --                   --                   --
                                --------------------  --------------------  -------------------  -------------------
        Total Assets..........            51,576,562            32,657,087            5,802,235           10,294,155
                                --------------------  --------------------  -------------------  -------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                 6,033                 2,892                  218                  289
                                --------------------  --------------------  -------------------  -------------------
        Total Liabilities.....                 6,033                 2,892                  218                  289
                                --------------------  --------------------  -------------------  -------------------

NET ASSETS....................  $         51,570,529  $         32,654,195  $         5,802,017  $        10,293,866
                                ====================  ====================  ===================  ===================

                                                         AMERICAN FUNDS
                                   AMERICAN FUNDS       U.S. GOVERNMENT/      AMERICAN FUNDS         FIDELITY VIP
                                      NEW WORLD       AAA-RATED SECURITIES   ULTRA-SHORT BOND         CONTRAFUND
                                      DIVISION              DIVISION             DIVISION              DIVISION
                                --------------------  --------------------  -------------------  --------------------
ASSETS:
   Investments at fair value..  $          2,503,692   $         3,411,453  $         5,824,927  $          4,886,164
   Due from Metropolitan Life
     Insurance Company........                   392                    --                   --                    --
                                --------------------  --------------------  -------------------  --------------------
        Total Assets..........             2,504,084             3,411,453            5,824,927             4,886,164
                                --------------------  --------------------  -------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    --                   199                   33                   303
                                --------------------  --------------------  -------------------  --------------------
        Total Liabilities.....                    --                   199                   33                   303
                                --------------------  --------------------  -------------------  --------------------

NET ASSETS....................  $          2,504,084   $         3,411,254  $         5,824,894  $          4,885,861
                                ====================  ====================  ===================  ====================


                                    FIDELITY VIP          FIDELITY VIP
                                    EQUITY-INCOME         FREEDOM 2010
                                      DIVISION              DIVISION
                                --------------------  --------------------
ASSETS:
   Investments at fair value..  $          2,443,623  $            323,982
   Due from Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Assets..........             2,443,623               323,982
                                --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                   308                    38
                                --------------------  --------------------
        Total Liabilities.....                   308                    38
                                --------------------  --------------------

NET ASSETS....................  $          2,443,315  $            323,944
                                ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2016



                                   FIDELITY VIP           FIDELITY VIP          FIDELITY VIP          FIDELITY VIP
                                   FREEDOM 2020           FREEDOM 2030          FREEDOM 2040          FREEDOM 2050
                                     DIVISION               DIVISION              DIVISION              DIVISION
                                --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value..  $          1,639,094  $          3,113,051  $          1,224,971  $            592,249
   Due from Metropolitan Life
     Insurance Company........                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Assets..........             1,639,094             3,113,051             1,224,971               592,249
                                --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                   123                   208                    62                    32
                                --------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                   123                   208                    62                    32
                                --------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $          1,638,971  $          3,112,843  $          1,224,909  $            592,217
                                ====================  ====================  ====================  ====================


                                   FIDELITY VIP         FIDELITY VIP            MFS VIT                MFS VIT
                                     INDEX 500             MID CAP              GROWTH              NEW DISCOVERY
                                     DIVISION             DIVISION             DIVISION               DIVISION
                                -------------------  -------------------  --------------------  --------------------
ASSETS:
   Investments at fair value..  $         4,309,762  $         5,135,015  $            840,322  $            833,201
   Due from Metropolitan Life
     Insurance Company........                   --                   --                    --                    --
                                -------------------  -------------------  --------------------  --------------------
        Total Assets..........            4,309,762            5,135,015               840,322               833,201
                                -------------------  -------------------  --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                  262                  396                    33                    81
                                -------------------  -------------------  --------------------  --------------------
        Total Liabilities.....                  262                  396                    33                    81
                                -------------------  -------------------  --------------------  --------------------

NET ASSETS....................  $         4,309,500  $         5,134,619  $            840,289  $            833,120
                                ===================  ===================  ====================  ====================

                                                            MIST MET/
                                       MFS VIT          ABERDEEN EMERGING
                                    TOTAL RETURN         MARKETS EQUITY
                                      DIVISION              DIVISION
                                --------------------  --------------------
ASSETS:
   Investments at fair value..  $          1,527,517  $            545,179
   Due from Metropolitan Life
     Insurance Company........                    --                    --
                                --------------------  --------------------
        Total Assets..........             1,527,517               545,179
                                --------------------  --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company........                    84                     7
                                --------------------  --------------------
        Total Liabilities.....                    84                     7
                                --------------------  --------------------

NET ASSETS....................  $          1,527,433  $            545,172
                                ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2016


                                                                                                                     MSF RUSSELL
                                                                                                                     2000 INDEX
                                                                                                                      DIVISION
                                                                                                                --------------------
ASSETS:
   Investments at fair value................................................................................    $            667,804
   Due from Metropolitan Life
     Insurance Company......................................................................................                      --
                                                                                                                --------------------
        Total Assets........................................................................................                 667,804
                                                                                                                --------------------
LIABILITIES:
   Due to Metropolitan Life
     Insurance Company......................................................................................                      67
                                                                                                                --------------------
        Total Liabilities...................................................................................                      67
                                                                                                                --------------------

NET ASSETS..................................................................................................    $            667,737
                                                                                                                ====================


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
            FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014



                                                                       AMERICAN FUNDS
                                                                      ASSET ALLOCATION
                                                                          DIVISION
                                              -----------------------------------------------------------------
                                                      2016                  2015                   2014
                                              -------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends.............................  $           147,315   $            159,919   $            163,998
                                              -------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................               62,389                 72,002                 76,855
                                              -------------------   --------------------   --------------------
           Net investment income (loss).....               84,926                 87,917                 87,143
                                              -------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........              186,466                667,914                473,332
      Realized gains (losses) on sale of
        investments.........................              168,209                315,069                291,146
                                              -------------------   --------------------   --------------------
           Net realized gains (losses)......              354,675                982,983                764,478
                                              -------------------   --------------------   --------------------
      Change in unrealized gains (losses)
        on investments......................              220,810            (1,034,720)              (394,245)
                                              -------------------   --------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......              575,485               (51,737)                370,233
                                              -------------------   --------------------   --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $           660,411   $             36,180   $            457,376
                                              ===================   ====================   ====================


                                                                       AMERICAN FUNDS
                                                                            BOND
                                                                          DIVISION
                                              -----------------------------------------------------------------
                                                     2016                   2015                   2014
                                              -------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends.............................  $            38,046   $             36,508   $             59,266
                                              -------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................               15,175                 15,570                 20,691
                                              -------------------   --------------------   --------------------
           Net investment income (loss).....               22,871                 20,938                 38,575
                                              -------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                6,585                 39,411                    978
      Realized gains (losses) on sale of
        investments.........................                7,942                 17,951                  4,489
                                              -------------------   --------------------   --------------------
           Net realized gains (losses)......               14,527                 57,362                  5,467
                                              -------------------   --------------------   --------------------
      Change in unrealized gains (losses)
        on investments......................                7,079               (77,597)                 82,657
                                              -------------------   --------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......               21,606               (20,235)                 88,124
                                              -------------------   --------------------   --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            44,477   $                703   $            126,699
                                              ===================   ====================   ====================


                                                                       AMERICAN FUNDS
                                                                        GLOBAL GROWTH
                                                                          DIVISION
                                              -----------------------------------------------------------------
                                                      2016                  2015                   2014
                                              -------------------    -------------------   --------------------
INVESTMENT INCOME:
      Dividends.............................  $            57,574    $            65,342   $             67,793
                                              -------------------    -------------------   --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................               37,618                 39,520                 37,094
                                              -------------------    -------------------   --------------------
           Net investment income (loss).....               19,956                 25,822                 30,699
                                              -------------------    -------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........              409,771                498,702                467,735
      Realized gains (losses) on sale of
        investments.........................               42,498                111,988                118,330
                                              -------------------    -------------------   --------------------
           Net realized gains (losses)......              452,269                610,690                586,065
                                              -------------------    -------------------   --------------------
      Change in unrealized gains (losses)
        on investments......................            (471,988)              (334,479)              (534,605)
                                              -------------------    -------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......             (19,719)                276,211                 51,460
                                              -------------------    -------------------   --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $               237    $           302,033   $             82,159
                                              ===================    ===================   ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014



                                                                        AMERICAN FUNDS
                                                                         GLOBAL SMALL
                                                                        CAPITALIZATION
                                                                           DIVISION
                                              -----------------------------------------------------------------
                                                      2016                   2015                  2014
                                              --------------------   -------------------   --------------------
INVESTMENT INCOME:
      Dividends.............................  $             21,694   $                --   $             16,708
                                              --------------------   -------------------   --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                31,043                38,473                 39,254
                                              --------------------   -------------------   --------------------
           Net investment income (loss).....               (9,349)              (38,473)               (22,546)
                                              --------------------   -------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........               733,882               394,080                 22,234
      Realized gains (losses) on sale of
        investments.........................               (5,562)               260,643                147,810
                                              --------------------   -------------------   --------------------
           Net realized gains (losses)......               728,320               654,723                170,044
                                              --------------------   -------------------   --------------------
      Change in unrealized gains (losses)
        on investments......................             (660,811)             (615,318)               (69,841)
                                              --------------------   -------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......                67,509                39,405                100,203
                                              --------------------   -------------------   --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $             58,160   $               932   $             77,657
                                              ====================   ===================   ====================



                                                                       AMERICAN FUNDS
                                                                           GROWTH
                                                                          DIVISION
                                              ----------------------------------------------------------------
                                                     2016                   2015                  2014
                                              -------------------   --------------------   -------------------
INVESTMENT INCOME:
      Dividends.............................  $           506,960   $            432,988   $           727,767
                                              -------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk
        charges.............................              386,548                403,792               396,511
                                              -------------------   --------------------   -------------------
           Net investment income (loss).....              120,412                 29,196               331,256
                                              -------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........            4,383,217             10,662,524             2,418,827
      Realized gains (losses) on sale of
        investments.........................              535,481              1,480,071             1,965,361
                                              -------------------   --------------------   -------------------
           Net realized gains (losses)......            4,918,698             12,142,595             4,384,188
                                              -------------------   --------------------   -------------------
      Change in unrealized gains (losses)
        on investments......................            (777,196)            (9,026,914)             (863,026)
                                              -------------------   --------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......            4,141,502              3,115,681             3,521,162
                                              -------------------   --------------------   -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $         4,261,914   $          3,144,877   $         3,852,418
                                              ===================   ====================   ===================



                                                                        AMERICAN FUNDS
                                                                         GROWTH-INCOME
                                                                           DIVISION
                                              -----------------------------------------------------------------
                                                      2016                   2015                  2014
                                              --------------------   -------------------   --------------------
INVESTMENT INCOME:
      Dividends.............................  $            535,814   $           500,417   $            506,302
                                              --------------------   -------------------   --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................               243,560               257,315                262,636
                                              --------------------   -------------------   --------------------
           Net investment income (loss).....               292,254               243,102                243,666
                                              --------------------   -------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........             3,423,916             4,816,829              1,594,035
      Realized gains (losses) on sale of
        investments.........................               356,806               944,218              1,799,270
                                              --------------------   -------------------   --------------------
           Net realized gains (losses)......             3,780,722             5,761,047              3,393,305
                                              --------------------   -------------------   --------------------
      Change in unrealized gains (losses)
        on investments......................             (795,313)           (5,702,252)              (406,817)
                                              --------------------   -------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......             2,985,409                58,795              2,986,488
                                              --------------------   -------------------   --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $          3,277,663   $           301,897   $          3,230,154
                                              ====================   ===================   ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014



                                                                       AMERICAN FUNDS
                                                                      HIGH-INCOME BOND
                                                                          DIVISION
                                              ----------------------------------------------------------------
                                                      2016                  2015                   2014
                                              -------------------   --------------------   -------------------
INVESTMENT INCOME:
      Dividends.............................  $           345,764   $            334,921   $           357,260
                                              -------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk
        charges.............................               41,758                 43,868                46,562
                                              -------------------   --------------------   -------------------
           Net investment income (loss).....              304,006                291,053               310,698
                                              -------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                   --                     --                    --
      Realized gains (losses) on sale of
        investments.........................             (78,012)               (44,964)                 8,695
                                              -------------------   --------------------   -------------------
           Net realized gains (losses)......             (78,012)               (44,964)                 8,695
                                              -------------------   --------------------   -------------------
      Change in unrealized gains (losses)
        on investments......................              634,732              (675,960)             (312,054)
                                              -------------------   --------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......              556,720              (720,924)             (303,359)
                                              -------------------   --------------------   -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $           860,726   $          (429,871)   $             7,339
                                              ===================   ====================   ===================


                                                                       AMERICAN FUNDS
                                                                        INTERNATIONAL
                                                                          DIVISION
                                              ----------------------------------------------------------------
                                                      2016                  2015                   2014
                                              -------------------   --------------------   -------------------
INVESTMENT INCOME:
      Dividends.............................  $           169,207   $            203,158   $           200,236
                                              -------------------   --------------------   -------------------
EXPENSES:
      Mortality and expense risk
        charges.............................               80,936                 93,125                98,013
                                              -------------------   --------------------   -------------------
           Net investment income (loss).....               88,271                110,033               102,223
                                              -------------------   --------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........              871,117                666,464                    --
      Realized gains (losses) on sale of
        investments.........................              (8,636)                127,025               317,560
                                              -------------------   --------------------   -------------------
           Net realized gains (losses)......              862,481                793,489               317,560
                                              -------------------   --------------------   -------------------
      Change in unrealized gains (losses)
        on investments......................            (656,842)            (1,482,075)             (801,310)
                                              -------------------   --------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......              205,639              (688,586)             (483,750)
                                              -------------------   --------------------   -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $           293,910   $          (578,553)   $         (381,527)
                                              ===================   ====================   ===================


                                                                        AMERICAN FUNDS
                                                                           NEW WORLD
                                                                           DIVISION
                                              -----------------------------------------------------------------
                                                      2016                   2015                  2014
                                              --------------------   -------------------   --------------------
INVESTMENT INCOME:
      Dividends.............................  $             25,989   $            21,481   $             37,711
                                              --------------------   -------------------   --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                18,848                20,373                 23,575
                                              --------------------   -------------------   --------------------
           Net investment income (loss).....                 7,141                 1,108                 14,136
                                              --------------------   -------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                    --               150,355                304,001
      Realized gains (losses) on sale of
        investments.........................              (83,336)              (54,126)                 21,913
                                              --------------------   -------------------   --------------------
           Net realized gains (losses)......              (83,336)                96,229                325,914
                                              --------------------   -------------------   --------------------
      Change in unrealized gains (losses)
        on investments......................               192,107             (192,589)              (591,844)
                                              --------------------   -------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......               108,771              (96,360)              (265,930)
                                              --------------------   -------------------   --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            115,912   $          (95,252)   $          (251,794)
                                              ====================   ===================   ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014



                                                                        AMERICAN FUNDS
                                                                       U.S. GOVERNMENT/
                                                                     AAA-RATED SECURITIES
                                                                           DIVISION
                                              ------------------------------------------------------------------
                                                      2016                   2015                   2014
                                              --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends.............................  $             57,180   $             71,518   $             60,058
                                              --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                29,036                 32,946                 35,616
                                              --------------------   --------------------   --------------------
           Net investment income (loss).....                28,144                 38,572                 24,442
                                              --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                74,055                 40,256                     --
      Realized gains (losses) on sale of
        investments.........................                12,976                  8,697                  1,696
                                              --------------------   --------------------   --------------------
           Net realized gains (losses)......                87,031                 48,953                  1,696
                                              --------------------   --------------------   --------------------
      Change in unrealized gains (losses)
        on investments......................              (73,021)               (37,547)                178,467
                                              --------------------   --------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......                14,010                 11,406                180,163
                                              --------------------   --------------------   --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $             42,154   $             49,978   $            204,605
                                              ====================   ====================   ====================



                                                                        AMERICAN FUNDS
                                                                       ULTRA-SHORT BOND
                                                                           DIVISION
                                              ------------------------------------------------------------------
                                                      2016                   2015                    2014
                                              --------------------    -------------------    -------------------
INVESTMENT INCOME:
      Dividends.............................  $                 --    $                --    $                --
                                              --------------------    -------------------    -------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                46,839                 36,227                 33,683
                                              --------------------    -------------------    -------------------
           Net investment income (loss).....              (46,839)               (36,227)               (33,683)
                                              --------------------    -------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                    --                     --                     --
      Realized gains (losses) on sale of
        investments.........................              (10,163)               (10,267)                (9,321)
                                              --------------------    -------------------    -------------------
           Net realized gains (losses)......              (10,163)               (10,267)                (9,321)
                                              --------------------    -------------------    -------------------
      Change in unrealized gains (losses)
        on investments......................                15,317                  3,335                (2,465)
                                              --------------------    -------------------    -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......                 5,154                (6,932)               (11,786)
                                              --------------------    -------------------    -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $           (41,685)    $          (43,159)    $          (45,469)
                                              ====================    ===================    ===================



                                                                         FIDELITY VIP
                                                                          CONTRAFUND
                                                                           DIVISION
                                              ------------------------------------------------------------------
                                                      2016                   2015                   2014
                                              -------------------    --------------------   --------------------
INVESTMENT INCOME:
      Dividends.............................  $            38,421    $             49,145   $             42,321
                                              -------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................               34,880                  35,223                 33,579
                                              -------------------    --------------------   --------------------
           Net investment income (loss).....                3,541                  13,922                  8,742
                                              -------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........              360,065                 405,089                 88,791
      Realized gains (losses) on sale of
        investments.........................               51,139                  92,047                187,478
                                              -------------------    --------------------   --------------------
           Net realized gains (losses)......              411,204                 497,136                276,269
                                              -------------------    --------------------   --------------------
      Change in unrealized gains (losses)
        on investments......................             (84,841)               (519,778)                174,509
                                              -------------------    --------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......              326,363                (22,642)                450,778
                                              -------------------    --------------------   --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $           329,904    $            (8,720)   $            459,520
                                              ===================    ====================   ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014



                                                                          FIDELITY VIP
                                                                          EQUITY-INCOME
                                                                            DIVISION
                                              --------------------------------------------------------------------
                                                      2016                    2015                    2014
                                              --------------------    --------------------   ---------------------
INVESTMENT INCOME:
      Dividends.............................  $             52,467    $             75,001   $              66,626
                                              --------------------    --------------------   ---------------------
EXPENSES:
      Mortality and expense risk
         charges............................                16,781                  17,893                  16,629
                                              --------------------    --------------------   ---------------------
           Net investment income (loss).....                35,686                  57,108                  49,997
                                              --------------------    --------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........               136,838                 226,687                  31,771
      Realized gains (losses) on sale of
         investments........................              (19,483)                  11,995                  35,113
                                              --------------------    --------------------   ---------------------
           Net realized gains (losses)......               117,355                 238,682                  66,884
                                              --------------------    --------------------   ---------------------
      Change in unrealized gains (losses)
         on investments.....................               207,530               (403,241)                  49,303
                                              --------------------    --------------------   ---------------------
      Net realized and changes in unrealized
         gains (losses) on investments......               324,885               (164,559)                 116,187
                                              --------------------    --------------------   ---------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $            360,571    $          (107,451)   $             166,184
                                              ====================    ====================   =====================


                                                                          FIDELITY VIP
                                                                          FREEDOM 2010
                                                                            DIVISION
                                              --------------------------------------------------------------------
                                                      2016                    2015                    2014
                                              --------------------    --------------------   ---------------------
INVESTMENT INCOME:
      Dividends.............................  $              4,847    $              5,286   $               4,115
                                              --------------------    --------------------   ---------------------
EXPENSES:
      Mortality and expense risk
         charges............................                 2,264                   2,046                   2,143
                                              --------------------    --------------------   ---------------------
           Net investment income (loss).....                 2,583                   3,240                   1,972
                                              --------------------    --------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                 6,703                     819                   4,552
      Realized gains (losses) on sale of
         investments........................                 1,204                     881                   6,175
                                              --------------------    --------------------   ---------------------
           Net realized gains (losses)......                 7,907                   1,700                  10,727
                                              --------------------    --------------------   ---------------------
      Change in unrealized gains (losses)
         on investments.....................                 3,601                 (8,239)                 (1,814)
                                              --------------------    --------------------   ---------------------
      Net realized and changes in unrealized
         gains (losses) on investments......                11,508                 (6,539)                   8,913
                                              --------------------    --------------------   ---------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $             14,091    $            (3,299)   $              10,885
                                              ====================    ====================   =====================


                                                                          FIDELITY VIP
                                                                          FREEDOM 2020
                                                                            DIVISION
                                              --------------------------------------------------------------------
                                                      2016                    2015                    2014
                                              ---------------------   --------------------    --------------------
INVESTMENT INCOME:
      Dividends.............................  $              24,792   $             29,351    $             18,320
                                              ---------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk
         charges............................                 11,768                  9,977                   8,035
                                              ---------------------   --------------------    --------------------
           Net investment income (loss).....                 13,024                 19,374                  10,285
                                              ---------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                 48,683                  6,595                  19,271
      Realized gains (losses) on sale of
         investments........................                  4,131                  6,826                  28,019
                                              ---------------------   --------------------    --------------------
           Net realized gains (losses)......                 52,814                 13,421                  47,290
                                              ---------------------   --------------------    --------------------
      Change in unrealized gains (losses)
         on investments.....................                 16,507               (37,389)                (14,719)
                                              ---------------------   --------------------    --------------------
      Net realized and changes in unrealized
         gains (losses) on investments......                 69,321               (23,968)                  32,571
                                              ---------------------   --------------------    --------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $              82,345   $            (4,594)    $             42,856
                                              =====================   ====================    ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014



                                                                          FIDELITY VIP
                                                                          FREEDOM 2030
                                                                            DIVISION
                                              --------------------------------------------------------------------
                                                      2016                    2015                   2014
                                              --------------------   ---------------------   ---------------------
INVESTMENT INCOME:
      Dividends.............................  $             44,466   $              47,489   $              40,429
                                              --------------------   ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk
         charges............................                21,267                  19,790                  17,549
                                              --------------------   ---------------------   ---------------------
           Net investment income (loss).....                23,199                  27,699                  22,880
                                              --------------------   ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........               104,679                  14,196                  45,269
      Realized gains (losses) on sale of
         investments........................                 7,218                 113,992                  20,614
                                              --------------------   ---------------------   ---------------------
           Net realized gains (losses)......               111,897                 128,188                  65,883
                                              --------------------   ---------------------   ---------------------
      Change in unrealized gains (losses)
         on investments.....................                33,248               (170,699)                   5,875
                                              --------------------   ---------------------   ---------------------
      Net realized and changes in unrealized
         gains (losses) on investments......               145,145                (42,511)                  71,758
                                              --------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $            168,344   $            (14,812)   $              94,638
                                              ====================   =====================   =====================


                                                                         FIDELITY VIP
                                                                         FREEDOM 2040
                                                                           DIVISION
                                              -------------------------------------------------------------------
                                                      2016                   2015                    2014
                                              --------------------   ---------------------   --------------------
INVESTMENT INCOME:
      Dividends.............................  $             15,971   $              17,600   $             12,783
                                              --------------------   ---------------------   --------------------
EXPENSES:
      Mortality and expense risk
         charges............................                 8,388                   7,398                  5,740
                                              --------------------   ---------------------   --------------------
           Net investment income (loss).....                 7,583                  10,202                  7,043
                                              --------------------   ---------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                39,665                   6,487                 12,782
      Realized gains (losses) on sale of
         investments........................                 8,231                  15,187                 21,381
                                              --------------------   ---------------------   --------------------
           Net realized gains (losses)......                47,896                  21,674                 34,163
                                              --------------------   ---------------------   --------------------
      Change in unrealized gains (losses)
         on investments.....................                18,162                (46,372)                (9,531)
                                              --------------------   ---------------------   --------------------
      Net realized and changes in unrealized
         gains (losses) on investments......                66,058                (24,698)                 24,632
                                              --------------------   ---------------------   --------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $             73,641   $            (14,496)   $             31,675
                                              ====================   =====================   ====================


                                                                          FIDELITY VIP
                                                                          FREEDOM 2050
                                                                            DIVISION
                                              --------------------------------------------------------------------
                                                      2016                    2015                   2014
                                              --------------------   ---------------------   ---------------------
INVESTMENT INCOME:
      Dividends.............................  $              8,577   $               7,398   $               4,404
                                              --------------------   ---------------------   ---------------------
EXPENSES:
      Mortality and expense risk
         charges............................                 3,845                   2,942                   1,727
                                              --------------------   ---------------------   ---------------------
           Net investment income (loss).....                 4,732                   4,456                   2,677
                                              --------------------   ---------------------   ---------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                18,720                   2,666                   3,863
      Realized gains (losses) on sale of
         investments........................               (1,104)                   2,506                   8,036
                                              --------------------   ---------------------   ---------------------
           Net realized gains (losses)......                17,616                   5,172                  11,899
                                              --------------------   ---------------------   ---------------------
      Change in unrealized gains (losses)
         on investments.....................                15,626                (17,011)                 (4,800)
                                              --------------------   ---------------------   ---------------------
      Net realized and changes in unrealized
         gains (losses) on investments......                33,242                (11,839)                   7,099
                                              --------------------   ---------------------   ---------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $             37,974   $             (7,383)   $               9,776
                                              ====================   =====================   =====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014



                                                                         FIDELITY VIP
                                                                           INDEX 500
                                                                           DIVISION
                                              -------------------------------------------------------------------
                                                      2016                   2015                    2014
                                              --------------------   --------------------    --------------------
INVESTMENT INCOME:
      Dividends.............................  $             60,468   $             80,937    $             50,590
                                              --------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk
         charges............................                29,962                 29,104                  21,431
                                              --------------------   --------------------    --------------------
           Net investment income (loss).....                30,506                 51,833                  29,159
                                              --------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                 3,742                  2,041                   2,809
      Realized gains (losses) on sale of
         investments........................               208,321                223,365                  81,260
                                              --------------------   --------------------    --------------------
           Net realized gains (losses)......               212,063                225,406                  84,069
                                              --------------------   --------------------    --------------------
      Change in unrealized gains (losses)
         on investments.....................               159,099              (268,266)                 236,760
                                              --------------------   --------------------    --------------------
      Net realized and changes in unrealized
         gains (losses) on investments......               371,162               (42,860)                 320,829
                                              --------------------   --------------------    --------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $            401,668   $              8,973    $            349,988
                                              ====================   ====================    ====================


                                                                          FIDELITY VIP
                                                                             MID CAP
                                                                            DIVISION
                                              -------------------------------------------------------------------
                                                      2016                    2015                   2014
                                              --------------------    --------------------   --------------------
INVESTMENT INCOME:
      Dividends.............................  $             24,508    $             24,987   $             14,292
                                              --------------------    --------------------   --------------------
EXPENSES:
      Mortality and expense risk
         charges............................                37,787                  38,882                 40,470
                                              --------------------    --------------------   --------------------
           Net investment income (loss).....              (13,279)                (13,895)               (26,178)
                                              --------------------    --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........               326,127                 660,249                123,771
      Realized gains (losses) on sale of
         investments........................              (22,090)                 115,846                 90,843
                                              --------------------    --------------------   --------------------
           Net realized gains (losses)......               304,037                 776,095                214,614
                                              --------------------    --------------------   --------------------
      Change in unrealized gains (losses)
         on investments.....................               295,441               (841,424)                106,096
                                              --------------------    --------------------   --------------------
      Net realized and changes in unrealized
         gains (losses) on investments......               599,478                (65,329)                320,710
                                              --------------------    --------------------   --------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $            586,199    $           (79,224)   $            294,532
                                              ====================    ====================   ====================


                                                                            MFS VIT
                                                                            GROWTH
                                                                           DIVISION
                                              ------------------------------------------------------------------
                                                      2016                   2015                   2014
                                              --------------------   --------------------   --------------------
INVESTMENT INCOME:
      Dividends.............................  $                278   $              1,219   $                658
                                              --------------------   --------------------   --------------------
EXPENSES:
      Mortality and expense risk
         charges............................                 5,053                  5,853                  4,683
                                              --------------------   --------------------   --------------------
           Net investment income (loss).....               (4,775)                (4,634)                (4,025)
                                              --------------------   --------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                37,912                 42,431                 41,992
      Realized gains (losses) on sale of
         investments........................                17,732                 76,617                 23,413
                                              --------------------   --------------------   --------------------
           Net realized gains (losses)......                55,644                119,048                 65,405
                                              --------------------   --------------------   --------------------
      Change in unrealized gains (losses)
         on investments.....................              (63,880)               (67,911)               (11,812)
                                              --------------------   --------------------   --------------------
      Net realized and changes in unrealized
         gains (losses) on investments......               (8,236)                 51,137                 53,593
                                              --------------------   --------------------   --------------------
      Net increase (decrease) in net assets
         resulting from operations..........  $           (13,011)   $             46,503   $             49,568
                                              ====================   ====================   ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014




                                                                           MFS VIT
                                                                        NEW DISCOVERY
                                                                          DIVISION
                                              ----------------------------------------------------------------
                                                      2016                  2015                  2014
                                              -------------------   -------------------    -------------------
INVESTMENT INCOME:
      Dividends.............................  $                --   $                --    $                --
                                              -------------------   -------------------    -------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                5,769                 6,942                  9,370
                                              -------------------   -------------------    -------------------
          Net investment income (loss)......              (5,769)               (6,942)                (9,370)
                                              -------------------   -------------------    -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........               35,393                25,718                259,743
      Realized gains (losses) on sale of
        investments.........................             (25,933)              (14,861)                (4,976)
                                              -------------------   -------------------    -------------------
          Net realized gains (losses).......                9,460                10,857                254,767
                                              -------------------   -------------------    -------------------
      Change in unrealized gains (losses)
        on investments......................               52,827               (3,344)              (351,129)
                                              -------------------   -------------------    -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......               62,287                 7,513               (96,362)
                                              -------------------   -------------------    -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            56,518   $               571    $         (105,732)
                                              ===================   ===================    ===================



                                                                           MFS VIT
                                                                        TOTAL RETURN
                                                                          DIVISION
                                              ----------------------------------------------------------------
                                                      2016                  2015                  2014
                                              --------------------   -------------------   -------------------
INVESTMENT INCOME:
      Dividends.............................  $             49,004   $            31,501   $            14,197
                                              --------------------   -------------------   -------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                11,733                 8,900                 6,118
                                              --------------------   -------------------   -------------------
          Net investment income (loss)......                37,271                22,601                 8,079
                                              --------------------   -------------------   -------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                55,093                44,812                19,760
      Realized gains (losses) on sale of
        investments.........................                11,073                 9,903                26,214
                                              --------------------   -------------------   -------------------
          Net realized gains (losses).......                66,166                54,715                45,974
                                              --------------------   -------------------   -------------------
      Change in unrealized gains (losses)
        on investments......................                28,836              (91,442)                22,514
                                              --------------------   -------------------   -------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......                95,002              (36,727)                68,488
                                              --------------------   -------------------   -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            132,273   $          (14,126)   $            76,567
                                              ====================   ===================   ===================


                                                                          MIST MET/
                                                                      ABERDEEN EMERGING
                                                                       MARKETS EQUITY
                                                                          DIVISION
                                              ----------------------------------------------------------------
                                                      2016                  2015                  2014
                                              -------------------   -------------------   --------------------
INVESTMENT INCOME:
      Dividends.............................  $             3,198   $             4,921   $              2,669
                                              -------------------   -------------------   --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                2,698                 1,786                  1,954
                                              -------------------   -------------------   --------------------
          Net investment income (loss)......                  500                 3,135                    715
                                              -------------------   -------------------   --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........                   --                    --                     --
      Realized gains (losses) on sale of
        investments.........................              (3,879)               (5,511)                     89
                                              -------------------   -------------------   --------------------
          Net realized gains (losses).......              (3,879)               (5,511)                     89
                                              -------------------   -------------------   --------------------
      Change in unrealized gains (losses)
        on investments......................               16,854              (31,908)               (19,558)
                                              -------------------   -------------------   --------------------
      Net realized and changes in unrealized
        gains (losses) on investments.......               12,975              (37,419)               (19,469)
                                              -------------------   -------------------   --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            13,475   $          (34,284)   $           (18,754)
                                              ===================   ===================   ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
            FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014



                                                                                             MSF RUSSELL
                                                                                             2000 INDEX
                                                                                              DIVISION
                                                                 -------------------------------------------------------------------
                                                                         2016                   2015                    2014
                                                                 --------------------   --------------------    --------------------
INVESTMENT INCOME:
      Dividends...............................................   $              6,943   $              6,119    $              7,667
                                                                 --------------------   --------------------    --------------------
EXPENSES:
      Mortality and expense risk
         charges..............................................                  3,912                  3,951                   4,847
                                                                 --------------------   --------------------    --------------------
           Net investment income (loss).......................                  3,031                  2,168                   2,820
                                                                 --------------------   --------------------    --------------------
NET REALIZED AND CHANGES IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.............................                 29,235                 28,997                  14,857
      Realized gains (losses) on sale of
         investments..........................................                  3,346                 30,717                  40,156
                                                                 --------------------   --------------------    --------------------
           Net realized gains (losses)........................                 32,581                 59,714                  55,013
                                                                 --------------------   --------------------    --------------------
      Change in unrealized gains (losses)
         on investments.......................................                 71,328               (86,530)                (43,328)
                                                                 --------------------   --------------------    --------------------
      Net realized and changes in unrealized
         gains (losses) on investments........................                103,909               (26,816)                  11,685
                                                                 --------------------   --------------------    --------------------
      Net increase (decrease) in net assets
         resulting from operations............................   $            106,940   $           (24,648)    $             14,505
                                                                 ====================   ====================    ====================


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
            FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014


                                                                                  AMERICAN FUNDS
                                                                                 ASSET ALLOCATION
                                                                                     DIVISION
                                                         -----------------------------------------------------------------
                                                                 2016                  2015                   2014
                                                         -------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            84,926   $             87,917   $             87,143
   Net realized gains (losses).........................              354,675                982,983                764,478
   Change in unrealized gains (losses) on investments..              220,810            (1,034,720)              (394,245)
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................              660,411                 36,180                457,376
                                                         -------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              664,581                637,129                636,625
   Net transfers (including fixed account).............              116,896            (1,099,476)                  4,956
   Policy charges......................................            (512,165)              (567,174)              (628,436)
   Transfers for policy benefits and terminations......            (685,078)              (580,253)              (649,176)
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................            (415,766)            (1,609,774)              (636,031)
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............              244,645            (1,573,594)              (178,655)
NET ASSETS:
   Beginning of year...................................            8,067,782              9,641,376              9,820,031
                                                         -------------------   --------------------   --------------------
   End of year.........................................  $         8,312,427   $          8,067,782   $          9,641,376
                                                         ===================   ====================   ====================

                                                                                  AMERICAN FUNDS
                                                                                       BOND
                                                                                     DIVISION
                                                         -----------------------------------------------------------------
                                                                2016                   2015                   2014
                                                         -------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            22,871   $             20,938   $             38,575
   Net realized gains (losses).........................               14,527                 57,362                  5,467
   Change in unrealized gains (losses) on investments..                7,079               (77,597)                 82,657
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................               44,477                    703                126,699
                                                         -------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              244,567                249,864                246,354
   Net transfers (including fixed account).............             (17,470)              (710,878)              (143,935)
   Policy charges......................................            (112,397)              (114,149)              (117,950)
   Transfers for policy benefits and terminations......             (91,335)              (308,792)               (66,306)
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................               23,365              (883,955)               (81,837)
                                                         -------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............               67,842              (883,252)                 44,862
NET ASSETS:
   Beginning of year...................................            1,919,308              2,802,560              2,757,698
                                                         -------------------   --------------------   --------------------
   End of year.........................................  $         1,987,150   $          1,919,308   $          2,802,560
                                                         ===================   ====================   ====================

                                                                                  AMERICAN FUNDS
                                                                                   GLOBAL GROWTH
                                                                                     DIVISION
                                                         -----------------------------------------------------------------
                                                                 2016                  2015                   2014
                                                         -------------------    -------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            19,956    $            25,822   $             30,699
   Net realized gains (losses).........................              452,269                610,690                586,065
   Change in unrealized gains (losses) on investments..            (471,988)              (334,479)              (534,605)
                                                         -------------------    -------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................                  237                302,033                 82,159
                                                         -------------------    -------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              445,372                433,981                386,043
   Net transfers (including fixed account).............             (17,275)               (12,467)              (134,368)
   Policy charges......................................            (272,750)              (272,897)              (237,416)
   Transfers for policy benefits and terminations......            (437,683)              (191,434)              (129,166)
                                                         -------------------    -------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................            (282,336)               (42,817)              (114,907)
                                                         -------------------    -------------------   --------------------
     Net increase (decrease) in net assets.............            (282,099)                259,216               (32,748)
NET ASSETS:
   Beginning of year...................................            5,086,024              4,826,808              4,859,556
                                                         -------------------    -------------------   --------------------
   End of year.........................................  $         4,803,925    $         5,086,024   $          4,826,808
                                                         ===================    ===================   ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014


                                                                                  AMERICAN FUNDS
                                                                            GLOBAL SMALL CAPITALIZATION
                                                                                     DIVISION
                                                         ----------------------------------------------------------------
                                                                2016                   2015                   2014
                                                         -------------------   --------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           (9,349)   $           (38,473)   $          (22,546)
   Net realized gains (losses).........................              728,320                654,723               170,044
   Change in unrealized gains (losses) on investments..            (660,811)              (615,318)              (69,841)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
        from operations................................               58,160                    932                77,657
                                                         -------------------   --------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              470,136                473,253               502,960
   Net transfers (including fixed account).............             (91,937)              (535,782)             (175,393)
   Policy charges......................................            (223,740)              (231,725)             (224,179)
   Transfers for policy benefits and terminations......            (104,792)              (452,528)             (313,624)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................               49,667              (746,782)             (210,236)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets.............              107,827              (745,850)             (132,579)
NET ASSETS:
   Beginning of year...................................            4,155,698              4,901,548             5,034,127
                                                         -------------------   --------------------   -------------------
   End of year.........................................  $         4,263,525   $          4,155,698   $         4,901,548
                                                         ===================   ====================   ===================

                                                                                   AMERICAN FUNDS
                                                                                       GROWTH
                                                                                      DIVISION
                                                         -----------------------------------------------------------------
                                                                 2016                   2015                  2014
                                                         --------------------   -------------------    -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            120,412   $            29,196    $           331,256
   Net realized gains (losses).........................             4,918,698            12,142,595              4,384,188
   Change in unrealized gains (losses) on investments..             (777,196)           (9,026,914)              (863,026)
                                                         --------------------   -------------------    -------------------
     Net increase (decrease) in net assets resulting
        from operations................................             4,261,914             3,144,877              3,852,418
                                                         --------------------   -------------------    -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             2,615,616             2,629,809              2,781,538
   Net transfers (including fixed account).............           (1,463,290)             (767,061)              (662,916)
   Policy charges......................................           (2,157,744)           (2,179,099)            (2,220,256)
   Transfers for policy benefits and terminations......           (1,831,751)           (3,972,595)            (3,772,127)
                                                         --------------------   -------------------    -------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (2,837,169)           (4,288,946)            (3,873,761)
                                                         --------------------   -------------------    -------------------
     Net increase (decrease) in net assets.............             1,424,745           (1,144,069)               (21,343)
NET ASSETS:
   Beginning of year...................................            50,145,784            51,289,853             51,311,196
                                                         --------------------   -------------------    -------------------
   End of year.........................................  $         51,570,529   $        50,145,784    $        51,289,853
                                                         ====================   ===================    ===================

                                                                                   AMERICAN FUNDS
                                                                                    GROWTH-INCOME
                                                                                      DIVISION
                                                         -----------------------------------------------------------------
                                                                 2016                   2015                  2014
                                                         --------------------   -------------------    -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            292,254   $           243,102    $           243,666
   Net realized gains (losses).........................             3,780,722             5,761,047              3,393,305
   Change in unrealized gains (losses) on investments..             (795,313)           (5,702,252)              (406,817)
                                                         --------------------   -------------------    -------------------
     Net increase (decrease) in net assets resulting
        from operations................................             3,277,663               301,897              3,230,154
                                                         --------------------   -------------------    -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             1,975,651             2,047,753              2,120,975
   Net transfers (including fixed account).............             (893,523)             (363,039)              (557,798)
   Policy charges......................................           (1,645,689)           (1,681,315)            (1,682,586)
   Transfers for policy benefits and terminations......           (1,234,604)           (2,622,115)            (3,617,024)
                                                         --------------------   -------------------    -------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................           (1,798,165)           (2,618,716)            (3,736,433)
                                                         --------------------   -------------------    -------------------
     Net increase (decrease) in net assets.............             1,479,498           (2,316,819)              (506,279)
NET ASSETS:
   Beginning of year...................................            31,174,697            33,491,516             33,997,795
                                                         --------------------   -------------------    -------------------
   End of year.........................................  $         32,654,195   $        31,174,697    $        33,491,516
                                                         ====================   ===================    ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014


                                                                                  AMERICAN FUNDS
                                                                                 HIGH-INCOME BOND
                                                                                     DIVISION
                                                         ----------------------------------------------------------------
                                                                 2016                  2015                   2014
                                                         -------------------   --------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           304,006   $            291,053   $           310,698
   Net realized gains (losses).........................             (78,012)               (44,964)                 8,695
   Change in unrealized gains (losses) on investments..              634,732              (675,960)             (312,054)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................              860,726              (429,871)                 7,339
                                                         -------------------   --------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              547,372                619,103               601,005
   Net transfers (including fixed account).............            (152,452)              (239,692)             (249,600)
   Policy charges......................................            (338,244)              (341,199)             (355,901)
   Transfers for policy benefits and terminations......            (306,816)              (295,616)             (217,336)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................            (250,140)              (257,404)             (221,832)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets.............              610,586              (687,275)             (214,493)
NET ASSETS:
   Beginning of year...................................            5,191,431              5,878,706             6,093,199
                                                         -------------------   --------------------   -------------------
   End of year.........................................  $         5,802,017   $          5,191,431   $         5,878,706
                                                         ===================   ====================   ===================

                                                                                  AMERICAN FUNDS
                                                                                   INTERNATIONAL
                                                                                     DIVISION
                                                         ----------------------------------------------------------------
                                                                 2016                  2015                   2014
                                                         -------------------   --------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            88,271   $            110,033   $           102,223
   Net realized gains (losses).........................              862,481                793,489               317,560
   Change in unrealized gains (losses) on investments..            (656,842)            (1,482,075)             (801,310)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................              293,910              (578,553)             (381,527)
                                                         -------------------   --------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              831,074                861,760               883,196
   Net transfers (including fixed account).............            (362,252)              (120,755)              (16,369)
   Policy charges......................................            (521,328)              (537,154)             (556,118)
   Transfers for policy benefits and terminations......            (627,031)              (581,309)           (1,102,509)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................            (679,537)              (377,458)             (791,800)
                                                         -------------------   --------------------   -------------------
     Net increase (decrease) in net assets.............            (385,627)              (956,011)           (1,173,327)
NET ASSETS:
   Beginning of year...................................           10,679,493             11,635,504            12,808,831
                                                         -------------------   --------------------   -------------------
   End of year.........................................  $        10,293,866   $         10,679,493   $        11,635,504
                                                         ===================   ====================   ===================

                                                                                   AMERICAN FUNDS
                                                                                      NEW WORLD
                                                                                      DIVISION
                                                         -----------------------------------------------------------------
                                                                 2016                   2015                  2014
                                                         --------------------   -------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              7,141   $             1,108   $             14,136
   Net realized gains (losses).........................              (83,336)                96,229                325,914
   Change in unrealized gains (losses) on investments..               192,107             (192,589)              (591,844)
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
       from operations.................................               115,912              (95,252)              (251,794)
                                                         --------------------   -------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........               401,491               393,006                403,419
   Net transfers (including fixed account).............              (69,872)             (149,004)               (41,843)
   Policy charges......................................             (173,904)             (160,649)              (163,947)
   Transfers for policy benefits and terminations......             (205,697)             (295,673)              (237,989)
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................              (47,982)             (212,320)               (40,360)
                                                         --------------------   -------------------   --------------------
     Net increase (decrease) in net assets.............                67,930             (307,572)              (292,154)
NET ASSETS:
   Beginning of year...................................             2,436,154             2,743,726              3,035,880
                                                         --------------------   -------------------   --------------------
   End of year.........................................  $          2,504,084   $         2,436,154   $          2,743,726
                                                         ====================   ===================   ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014


                                                                                   AMERICAN FUNDS
                                                                                  U.S. GOVERNMENT/
                                                                                AAA-RATED SECURITIES
                                                                                      DIVISION
                                                         ------------------------------------------------------------------
                                                                 2016                   2015                   2014
                                                         --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             28,144   $             38,572   $             24,442
   Net realized gains (losses).........................                87,031                 48,953                  1,696
   Change in unrealized gains (losses) on investments..              (73,021)               (37,547)                178,467
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................                42,154                 49,978                204,605
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........               462,995                495,005                546,350
   Net transfers (including fixed account).............             (554,945)              (165,567)              (168,293)
   Policy charges......................................             (265,223)              (257,483)              (288,263)
   Transfers for policy benefits and terminations......             (364,710)              (680,691)              (292,539)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................             (721,883)              (608,736)              (202,745)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............             (679,729)              (558,758)                  1,860
NET ASSETS:
   Beginning of year...................................             4,090,983              4,649,741              4,647,881
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $          3,411,254   $          4,090,983   $          4,649,741
                                                         ====================   ====================   ====================


                                                                                   AMERICAN FUNDS
                                                                                  ULTRA-SHORT BOND
                                                                                      DIVISION
                                                         ------------------------------------------------------------------
                                                                 2016                   2015                    2014
                                                         --------------------    -------------------    -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           (46,839)    $          (36,227)    $          (33,683)
   Net realized gains (losses).........................              (10,163)               (10,267)                (9,321)
   Change in unrealized gains (losses) on investments..                15,317                  3,335                (2,465)
                                                         --------------------    -------------------    -------------------
     Net increase (decrease) in net assets resulting
        from operations................................              (41,685)               (43,159)               (45,469)
                                                         --------------------    -------------------    -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........             1,224,444              1,232,044              1,528,020
   Net transfers (including fixed account).............             (186,709)              1,696,378                561,275
   Policy charges......................................             (847,214)              (806,972)              (843,784)
   Transfers for policy benefits and terminations......             (152,254)              (825,404)              (840,073)
                                                         --------------------    -------------------    -------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................                38,267              1,296,046                405,438
                                                         --------------------    -------------------    -------------------
     Net increase (decrease) in net assets.............               (3,418)              1,252,887                359,969
NET ASSETS:
   Beginning of year...................................             5,828,312              4,575,425              4,215,456
                                                         --------------------    -------------------    -------------------
   End of year.........................................  $          5,824,894    $         5,828,312    $         4,575,425
                                                         ====================    ===================    ===================


                                                                                    FIDELITY VIP
                                                                                     CONTRAFUND
                                                                                      DIVISION
                                                         ------------------------------------------------------------------
                                                                 2016                   2015                   2014
                                                         -------------------    --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             3,541    $             13,922   $              8,742
   Net realized gains (losses).........................              411,204                 497,136                276,269
   Change in unrealized gains (losses) on investments..             (84,841)               (519,778)                174,509
                                                         -------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................              329,904                 (8,720)                459,520
                                                         -------------------    --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........              458,556                 505,555                449,377
   Net transfers (including fixed account).............             (81,606)                (31,587)              (343,972)
   Policy charges......................................            (188,260)               (181,602)              (168,961)
   Transfers for policy benefits and terminations......            (291,350)               (205,950)              (132,579)
                                                         -------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................            (102,660)                  86,416              (196,135)
                                                         -------------------    --------------------   --------------------
     Net increase (decrease) in net assets.............              227,244                  77,696                263,385
NET ASSETS:
   Beginning of year...................................            4,658,617               4,580,921              4,317,536
                                                         -------------------    --------------------   --------------------
   End of year.........................................  $         4,885,861    $          4,658,617   $          4,580,921
                                                         ===================    ====================   ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014


                                                                                    FIDELITY VIP
                                                                                    EQUITY-INCOME
                                                                                      DIVISION
                                                        --------------------------------------------------------------------
                                                                2016                    2015                    2014
                                                        --------------------    --------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......................  $             35,686    $             57,108   $              49,997
   Net realized gains (losses)........................               117,355                 238,682                  66,884
   Change in unrealized gains (losses)on investments..               207,530               (403,241)                  49,303
                                                        --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations...............................               360,571               (107,451)                 166,184
                                                        --------------------    --------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.......               299,673                 300,288                 245,652
   Net transfers (including fixed account)............             (216,643)               (151,869)                  86,242
   Policy charges.....................................             (101,039)                (95,928)                (86,368)
   Transfers for policy benefits and terminations.....             (153,846)               (164,604)                (43,243)
                                                        --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions......................             (171,855)               (112,113)                 202,283
                                                        --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets............               188,716               (219,564)                 368,467
NET ASSETS:
   Beginning of year..................................             2,254,599               2,474,163               2,105,696
                                                        --------------------    --------------------   ---------------------
   End of year........................................  $          2,443,315    $          2,254,599   $           2,474,163
                                                        ====================    ====================   =====================

                                                                                    FIDELITY VIP
                                                                                    FREEDOM 2010
                                                                                      DIVISION
                                                        --------------------------------------------------------------------
                                                                2016                    2015                    2014
                                                        --------------------    --------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......................  $              2,583    $              3,240   $               1,972
   Net realized gains (losses)........................                 7,907                   1,700                  10,727
   Change in unrealized gains (losses)on investments..                 3,601                 (8,239)                 (1,814)
                                                        --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations...............................                14,091                 (3,299)                  10,885
                                                        --------------------    --------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.......                55,239                  51,181                  56,556
   Net transfers (including fixed account)............               (6,832)                      --                 (5,656)
   Policy charges.....................................              (12,428)                (11,702)                (13,060)
   Transfers for policy benefits and terminations.....              (13,099)                 (2,849)                (87,817)
                                                        --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions......................                22,880                  36,630                (49,977)
                                                        --------------------    --------------------   ---------------------
     Net increase (decrease) in net assets............                36,971                  33,331                (39,092)
NET ASSETS:
   Beginning of year..................................               286,973                 253,642                 292,734
                                                        --------------------    --------------------   ---------------------
   End of year........................................  $            323,944    $            286,973   $             253,642
                                                        ====================    ====================   =====================

                                                                                    FIDELITY VIP
                                                                                    FREEDOM 2020
                                                                                      DIVISION
                                                        --------------------------------------------------------------------
                                                                2016                    2015                    2014
                                                        ---------------------   --------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).......................  $              13,024   $             19,374    $             10,285
   Net realized gains (losses)........................                 52,814                 13,421                  47,290
   Change in unrealized gains (losses)on investments..                 16,507               (37,389)                (14,719)
                                                        ---------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from operations...............................                 82,345                (4,594)                  42,856
                                                        ---------------------   --------------------    --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners.......                147,597                144,230                 134,712
   Net transfers (including fixed account)............               (38,247)                279,325                 188,718
   Policy charges.....................................               (78,317)               (71,331)                (61,261)
   Transfers for policy benefits and terminations.....               (17,700)               (14,598)               (157,088)
                                                        ---------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions......................                 13,333                337,626                 105,081
                                                        ---------------------   --------------------    --------------------
     Net increase (decrease) in net assets............                 95,678                333,032                 147,937
NET ASSETS:
   Beginning of year..................................              1,543,293              1,210,261               1,062,324
                                                        ---------------------   --------------------    --------------------
   End of year........................................  $           1,638,971   $          1,543,293    $          1,210,261
                                                        =====================   ====================    ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014


                                                                                     FIDELITY VIP
                                                                                     FREEDOM 2030
                                                                                       DIVISION
                                                         --------------------------------------------------------------------
                                                                 2016                    2015                   2014
                                                         --------------------   ---------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             23,199   $              27,699   $              22,880
   Net realized gains (losses).........................               111,897                 128,188                  65,883
   Change in unrealized gains (losses) on investments..                33,248               (170,699)                   5,875
                                                         --------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................               168,344                (14,812)                  94,638
                                                         --------------------   ---------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........               529,294                 571,551                 529,418
   Net transfers (including fixed account).............              (53,599)                (81,165)                  27,131
   Policy charges......................................             (113,944)               (115,492)               (115,531)
   Transfers for policy benefits and terminations......              (58,662)               (315,910)                (46,663)
                                                         --------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................               303,089                  58,984                 394,355
                                                         --------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets.............               471,433                  44,172                 488,993
NET ASSETS:
   Beginning of year...................................             2,641,410               2,597,238               2,108,245
                                                         --------------------   ---------------------   ---------------------
   End of year.........................................  $          3,112,843   $           2,641,410   $           2,597,238
                                                         ====================   =====================   =====================

                                                                                    FIDELITY VIP
                                                                                    FREEDOM 2040
                                                                                      DIVISION
                                                         -------------------------------------------------------------------
                                                                 2016                   2015                    2014
                                                         --------------------   ---------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              7,583   $              10,202   $              7,043
   Net realized gains (losses).........................                47,896                  21,674                 34,163
   Change in unrealized gains (losses) on investments..                18,162                (46,372)                (9,531)
                                                         --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................                73,641                (14,496)                 31,675
                                                         --------------------   ---------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........               334,744                 318,743                266,933
   Net transfers (including fixed account).............               (9,184)                  21,498                 10,662
   Policy charges......................................              (40,694)                (37,843)               (29,218)
   Transfers for policy benefits and terminations......             (182,072)               (108,892)              (100,705)
                                                         --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................               102,794                 193,506                147,672
                                                         --------------------   ---------------------   --------------------
     Net increase (decrease) in net assets.............               176,435                 179,010                179,347
NET ASSETS:
   Beginning of year...................................             1,048,474                 869,464                690,117
                                                         --------------------   ---------------------   --------------------
   End of year.........................................  $          1,224,909   $           1,048,474   $            869,464
                                                         ====================   =====================   ====================

                                                                                     FIDELITY VIP
                                                                                     FREEDOM 2050
                                                                                       DIVISION
                                                         --------------------------------------------------------------------
                                                                 2016                    2015                   2014
                                                         --------------------   ---------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $              4,732   $               4,456   $               2,677
   Net realized gains (losses).........................                17,616                   5,172                  11,899
   Change in unrealized gains (losses) on investments..                15,626                (17,011)                 (4,800)
                                                         --------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from operations................................                37,974                 (7,383)                   9,776
                                                         --------------------   ---------------------   ---------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........               256,148                 230,255                 162,986
   Net transfers (including fixed account).............                39,144                (17,995)                  33,101
   Policy charges......................................              (26,547)                (22,184)                (16,463)
   Transfers for policy benefits and terminations......             (145,441)                (59,027)                (67,935)
                                                         --------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................               123,304                 131,049                 111,689
                                                         --------------------   ---------------------   ---------------------
     Net increase (decrease) in net assets.............               161,278                 123,666                 121,465
NET ASSETS:
   Beginning of year...................................               430,939                 307,273                 185,808
                                                         --------------------   ---------------------   ---------------------
   End of year.........................................  $            592,217   $             430,939   $             307,273
                                                         ====================   =====================   =====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014


                                                                                    FIDELITY VIP
                                                                                      INDEX 500
                                                                                      DIVISION
                                                         -------------------------------------------------------------------
                                                                 2016                   2015                    2014
                                                         --------------------   --------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             30,506   $             51,833    $             29,159
   Net realized gains (losses).........................               212,063                225,406                  84,069
   Change in unrealized gains (losses) on investments..               159,099              (268,266)                 236,760
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from operations................................               401,668                  8,973                 349,988
                                                         --------------------   --------------------    --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........               621,796                500,403                 443,223
   Net transfers (including fixed account).............               822,181                115,571                  42,191
   Policy charges......................................             (175,980)              (134,170)               (119,174)
   Transfers for policy benefits and terminations......             (841,851)              (220,001)               (110,234)
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................               426,146                261,803                 256,006
                                                         --------------------   --------------------    --------------------
     Net increase (decrease) in net assets.............               827,814                270,776                 605,994
NET ASSETS:
   Beginning of year...................................             3,481,686              3,210,910               2,604,916
                                                         --------------------   --------------------    --------------------
   End of year.........................................  $          4,309,500   $          3,481,686    $          3,210,910
                                                         ====================   ====================    ====================

                                                                                     FIDELITY VIP
                                                                                        MID CAP
                                                                                       DIVISION
                                                         -------------------------------------------------------------------
                                                                 2016                    2015                   2014
                                                         --------------------    --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           (13,279)    $           (13,895)   $           (26,178)
   Net realized gains (losses).........................               304,037                 776,095                214,614
   Change in unrealized gains (losses) on investments..               295,441               (841,424)                106,096
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................               586,199                (79,224)                294,532
                                                         --------------------    --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........               727,355                 703,207                621,922
   Net transfers (including fixed account).............             (713,614)                   8,210                 49,842
   Policy charges......................................             (245,946)               (248,991)              (227,249)
   Transfers for policy benefits and terminations......             (564,319)               (738,359)              (224,168)
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................             (796,524)               (275,933)                220,347
                                                         --------------------    --------------------   --------------------
     Net increase (decrease) in net assets.............             (210,325)               (355,157)                514,879
NET ASSETS:
   Beginning of year...................................             5,344,944               5,700,101              5,185,222
                                                         --------------------    --------------------   --------------------
   End of year.........................................  $          5,134,619    $          5,344,944   $          5,700,101
                                                         ====================    ====================   ====================

                                                                                       MFS VIT
                                                                                       GROWTH
                                                                                      DIVISION
                                                         ------------------------------------------------------------------
                                                                 2016                   2015                   2014
                                                         --------------------   --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $            (4,775)   $            (4,634)   $            (4,025)
   Net realized gains (losses).........................                55,644                119,048                 65,405
   Change in unrealized gains (losses) on investments..              (63,880)               (67,911)               (11,812)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from operations................................              (13,011)                 46,503                 49,568
                                                         --------------------   --------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........               179,750                120,764                 98,712
   Net transfers (including fixed account).............             (106,549)                245,605               (32,368)
   Policy charges......................................              (66,589)               (66,951)               (48,835)
   Transfers for policy benefits and terminations......              (34,825)              (137,234)                (8,035)
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions.......................              (28,213)                162,184                  9,474
                                                         --------------------   --------------------   --------------------
     Net increase (decrease) in net assets.............              (41,224)                208,687                 59,042
NET ASSETS:
   Beginning of year...................................               881,513                672,826                613,784
                                                         --------------------   --------------------   --------------------
   End of year.........................................  $            840,289   $            881,513   $            672,826
                                                         ====================   ====================   ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
            FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014


                                                                                      MFS VIT
                                                                                   NEW DISCOVERY
                                                                                     DIVISION
                                                         ----------------------------------------------------------------
                                                                 2016                  2015                  2014
                                                         -------------------   -------------------    -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $           (5,769)   $           (6,942)    $           (9,370)
   Net realized gains (losses).........................                9,460                10,857                254,767
   Change in unrealized gains (losses) on investments..               52,827               (3,344)              (351,129)
                                                         -------------------   -------------------    -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................               56,518                   571              (105,732)
                                                         -------------------   -------------------    -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........               99,326               116,725                130,444
   Net transfers (including fixed account).............             (71,629)             (354,110)               (79,634)
   Policy charges......................................             (35,582)              (40,402)               (59,238)
   Transfers for policy benefits and terminations......             (33,001)              (98,780)               (21,546)
                                                         -------------------   -------------------    -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................             (40,886)             (376,567)               (29,974)
                                                         -------------------   -------------------    -------------------
     Net increase (decrease) in net assets.............               15,632             (375,996)              (135,706)
NET ASSETS:
   Beginning of year...................................              817,488             1,193,484              1,329,190
                                                         -------------------   -------------------    -------------------
   End of year.........................................  $           833,120   $           817,488    $         1,193,484
                                                         ===================   ===================    ===================

                                                                                      MFS VIT
                                                                                   TOTAL RETURN
                                                                                     DIVISION
                                                         ----------------------------------------------------------------
                                                                 2016                  2015                  2014
                                                         --------------------   -------------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $             37,271   $            22,601   $             8,079
   Net realized gains (losses).........................                66,166                54,715                45,974
   Change in unrealized gains (losses) on investments..                28,836              (91,442)                22,514
                                                         --------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from operations.................................               132,273              (14,126)                76,567
                                                         --------------------   -------------------   -------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........               137,275                81,909                91,184
   Net transfers (including fixed account).............               180,194                30,957               441,074
   Policy charges......................................              (93,092)              (55,724)              (43,909)
   Transfers for policy benefits and terminations......              (34,423)              (37,810)              (22,594)
                                                         --------------------   -------------------   -------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................               189,954                19,332               465,755
                                                         --------------------   -------------------   -------------------
     Net increase (decrease) in net assets.............               322,227                 5,206               542,322
NET ASSETS:
   Beginning of year...................................             1,205,206             1,200,000               657,678
                                                         --------------------   -------------------   -------------------
   End of year.........................................  $          1,527,433   $         1,205,206   $         1,200,000
                                                         ====================   ===================   ===================

                                                                                 MIST MET/ABERDEEN
                                                                              EMERGING MARKETS EQUITY
                                                                                     DIVISION
                                                         ----------------------------------------------------------------
                                                                 2016                  2015                  2014
                                                         -------------------   -------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)........................  $               500   $             3,135   $                715
   Net realized gains (losses).........................              (3,879)               (5,511)                     89
   Change in unrealized gains (losses) on investments..               16,854              (31,908)               (19,558)
                                                         -------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
       from operations.................................               13,475              (34,284)               (18,754)
                                                         -------------------   -------------------   --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners........               74,788                61,102                 73,119
   Net transfers (including fixed account).............              297,997              (26,909)               (17,053)
   Policy charges......................................             (14,143)              (17,244)               (27,930)
   Transfers for policy benefits and terminations......             (38,796)              (27,388)                (8,589)
                                                         -------------------   -------------------   --------------------
     Net increase (decrease) in net assets resulting
       from policy transactions........................              319,846              (10,439)                 19,547
                                                         -------------------   -------------------   --------------------
     Net increase (decrease) in net assets.............              333,321              (44,723)                    793
NET ASSETS:
   Beginning of year...................................              211,851               256,574                255,781
                                                         -------------------   -------------------   --------------------
   End of year.........................................  $           545,172   $           211,851   $            256,574
                                                         ===================   ===================   ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                         PARAGON SEPARATE ACCOUNT A
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
            FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014


                                                                                             MSF RUSSELL
                                                                                             2000 INDEX
                                                                                              DIVISION
                                                                 -------------------------------------------------------------------
                                                                         2016                   2015                    2014
                                                                 --------------------   --------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)...............................   $              3,031   $              2,168    $              2,820
   Net realized gains (losses)................................                 32,581                 59,714                  55,013
   Change in unrealized gains (losses) on investments.........                 71,328               (86,530)                (43,328)
                                                                 --------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from operations.......................................                106,940               (24,648)                  14,505
                                                                 --------------------   --------------------    --------------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners...............                102,580                 95,906                  89,975
   Net transfers (including fixed account)....................                 61,281               (33,976)               (110,691)
   Policy charges.............................................               (32,956)               (33,337)                (33,513)
   Transfers for policy benefits and terminations.............               (37,943)              (125,537)                 (5,618)
                                                                 --------------------   --------------------    --------------------
     Net increase (decrease) in net assets resulting
        from policy transactions..............................                 92,962               (96,944)                (59,847)
                                                                 --------------------   --------------------    --------------------
     Net increase (decrease) in net assets....................                199,902              (121,592)                (45,342)
NET ASSETS:
   Beginning of year..........................................                467,835                589,427                 634,769
                                                                 --------------------   --------------------    --------------------
   End of year................................................   $            667,737   $            467,835    $            589,427
                                                                 ====================   ====================    ====================


 The accompanying notes are an integral part of these financial statements.

                   PARAGON SEPARATE ACCOUNT A
             OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS



1.  ORGANIZATION


Paragon Separate Account A (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Board of Directors of Paragon Life Insurance Company ("Paragon") on October 30, 1987 to support operations of Paragon with respect to certain variable life insurance policies (the "Policies"). On May 1, 2006, Paragon merged into the Company and the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York State Department of Financial Services.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a portion of its retail business, (the "Separation"). Additionally, on July 21, 2016, MetLife, Inc. announced that following the Separation, the separated business will be rebranded as "Brighthouse Financial." On October 5, 2016, Brighthouse Financial, Inc., a subsidiary of MetLife, Inc. ("Brighthouse"), filed a registration statement on Form 10 (the "Form 10") with the U.S. Securities and Exchange Commission ("SEC"), which included a description of how MetLife, Inc. currently plans to effectuate the Separation. On December 6, 2016, Brighthouse filed amendments to its registration statement on Form 10 with the SEC. The information statement filed as an exhibit to the Form 10 disclosed that the Company intends to include MetLife Insurance Company USA, New England Life Insurance Company, First MetLife Investors Insurance Company and MetLife Advisers, LLC ("MetLife Advisers") in the proposed separated business. The ultimate form and timing of the Separation will be influenced by a number of factors, including regulatory considerations and economic conditions. MetLife continues to evaluate and pursue structural alternatives for the proposed Separation. MetLife expects that the life and annuity business sold through the Company will not be a part of Brighthouse Financial. The Separation remains subject to certain conditions, including, among others, obtaining final approval from the MetLife, Inc. Board of Directors, receipt of a favorable ruling from the Internal Revenue Service and an opinion from MetLife's tax advisor regarding certain U.S. federal income tax matters, and an SEC declaration of the effectiveness of the Form 10.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding fund, portfolio or series (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series ("American Funds")
Fidelity Variable Insurance Products ("Fidelity VIP")
Met Investors Series Trust ("MIST")*
Metropolitan Series Fund ("MSF")*
MFS Variable Insurance Trust ("MFS VIT")

*See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.


2.  LIST OF DIVISIONS


Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the policy owner. The following Divisions had net assets as of December 31, 2016:

American Funds Asset Allocation Division                American Funds Growth Division
American Funds Bond Division                            American Funds Growth-Income Division
American Funds Global Growth Division                   American Funds High-Income Bond Division
American Funds Global Small Capitalization Division     American Funds International Division

                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2.  LIST OF DIVISIONS -- (CONCLUDED)


American Funds New World Division                        Fidelity VIP Freedom 2050 Division
American Funds U.S. Government/AAA-Rated                 Fidelity VIP Index 500 Division
   Securities Division                                   Fidelity VIP Mid Cap Division
American Funds Ultra-Short Bond Division                 MFS VIT Growth Division
Fidelity VIP Contrafund Division                         MFS VIT New Discovery Division
Fidelity VIP Equity-Income Division                      MFS VIT Total Return Division
Fidelity VIP Freedom 2010 Division                       MIST Met/Aberdeen Emerging Markets Equity
Fidelity VIP Freedom 2020 Division                         Division
Fidelity VIP Freedom 2030 Division                       MSF Russell 2000 Index Division
Fidelity VIP Freedom 2040 Division

3.  PORTFOLIO CHANGES


The operations of the Divisions were affected by the following changes that occurred during the year ended December 31, 2016:

NAME CHANGES:

Former Name                                          New Name

American Funds Cash Management Fund                  American Funds Ultra-Short Bond Fund
(MIST) MFS Emerging Markets Equity Portfolio         (MIST) Met/Aberdeen Emerging Markets Equity
                                                       Portfolio

4.  SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION TOPIC 946.


SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.


SECURITY VALUATION
A Division's investment in shares of a fund, portfolio or series of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.


PREMIUM PAYMENTS
The Company deducts a sales charge for certain policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Divisions and are credited as accumulation units.


NET TRANSFERS
Funds transferred by the policy owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.


USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.


ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT
In March 2015, the FASB issued new guidance to improve fair value measurement guidance (ASU 2015-07, FAIR VALUE MEASUREMENT (TOPIC 820): DISCLOSURE FOR INVESTMENTS IN CERTAIN ENTITIES THAT CALCULATE NET ASSET VALUE PER SHARE (OR ITS EQUIVALENT)), effective for fiscal years beginning after December 15, 2015 and interim periods within those years. The objective of this update is to address the diversity in practice related to how certain investments measured at NAV with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. The amendments in the ASU remove the requirement to categorize within the fair value hierarchy all investments for which the fair value is measured using the NAV per share practical expedient. Effective January 1, 2016, the Separate Account adopted this guidance. The adoption resulted in removal of the related disclosures in
Note 4.


5.  EXPENSES AND RELATED PARTY TRANSACTIONS


The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

     Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5.  EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONCLUDED)


      The table below represents the range of effective annual rates for the charge for the year ended December 31, 2016:

     -------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                              0.75% - 0.90%
     -------------------------------------------------------------------------------------------------------------------------

      The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

Policy charges are assessed on a monthly basis through the redemption of units. These charges generally include: Cost of Insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. A transfer fee of $25 may be deducted after twelve transfers are made in a contract year. The administrative charge ranges from $3.00 to $6.00 and is assessed per month per policy. In addition, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period which ranges from 28% to 30% of premiums paid in the first policy year (or premiums associated with an increase in face amount) not to exceed guideline annual premiums for the initial face amount. A transaction charge of the lesser of $25 or 2% of the surrender is imposed on partial surrenders. These charges are paid to the Company and are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2016, 2015 and 2014.

The MIST and MSF Trusts currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, and are managed by MetLife Advisers, an affiliate of the Company. MetLife Advisers is also the investment adviser to the portfolios of the MIST and MSF Trusts.

                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS


                                        AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                      --------------------   --------------------------------------------------------------------
                                                                          COST OF                            PROCEEDS
                                       SHARES    COST ($)              PURCHASES ($)                      FROM SALES ($)
                                      -------   ----------   ---------------------------------   --------------------------------
                                        2016       2016        2016        2015        2014        2016        2015        2014
                                      -------   ----------   ---------  ----------   ---------   ---------  ---------   ---------
     American Funds Asset
       Allocation Division.........   383,446    6,983,342   1,068,514   1,248,650   1,142,950   1,212,460  2,102,706   1,218,135
     American Funds Bond
       Division....................   184,011    2,018,505   1,044,327     373,451     382,165     991,464  1,197,024     424,397
     American Funds Global
       Growth Division.............   199,760    4,629,204     896,370   1,244,594     859,745     748,822    762,926     475,990
     American Funds Global
       Small Capitalization
       Division....................   210,678    4,496,023   1,239,284   1,161,999     450,379     464,729  1,553,161     660,654
     American Funds Growth
       Division....................   766,482   44,800,443   6,306,065  12,839,486   4,832,585   4,636,100  6,436,845   5,953,599
     American Funds Growth-Income
       Division....................   735,354   28,720,560   5,024,102   6,761,584   3,686,473   3,104,095  4,321,258   5,583,425
     American Funds High-Income
       Bond Division...............   569,964    6,187,887     786,885     771,948     827,222     732,689    738,410     738,357
     American Funds International
       Division....................   612,019   10,632,655   1,573,297   1,526,409     898,380   1,292,964  1,127,919   1,587,598
     American Funds New World
       Division....................   126,962    2,658,479     755,103     590,861     714,531     795,988    651,951     436,886
     American Funds U.S.
       Government/AAA-Rated
       Securities Division.........   283,108    3,509,117     415,879     911,139     614,579   1,035,502  1,440,964     792,830
     American Funds Ultra-Short
       Bond Division...............   516,852    5,833,235   3,342,886   3,103,369   2,065,926   3,351,457  1,843,549   1,694,159
     Fidelity VIP Contrafund
       Division....................   147,262    4,204,595     748,117     954,683     593,146     486,915    449,405     691,479
     Fidelity VIP Equity-Income
       Division....................   111,225    2,349,121     459,931     590,166     524,563     459,056    418,586     240,365
     Fidelity VIP Freedom 2010
       Division....................    26,319      316,660      81,165      58,808      61,129      48,987     18,120     104,571
     Fidelity VIP Freedom 2020
       Division....................   130,501    1,533,814     171,350     431,165     336,271      96,238     67,587     201,590
     Fidelity VIP Freedom 2030
       Division....................   244,161    2,850,112     573,268     843,438     579,473     142,156    742,620     116,854
     Fidelity VIP Freedom 2040
       Division....................    66,611    1,148,520     410,042     365,850     303,474     259,939    155,680     135,937
     Fidelity VIP Freedom 2050
       Division....................    35,785      576,369     303,496     227,955     196,550     156,711     89,793      78,309
     Fidelity VIP Index 500
       Division....................    18,948    3,517,771   1,998,557   1,402,803     582,764   1,537,941  1,087,241     294,615
     Fidelity VIP Mid Cap
       Division....................   151,119    4,812,624   1,532,042   1,976,141     923,959   2,015,347  1,605,893     605,821
     MFS VIT Growth Division.......    21,680      801,781     341,267     668,099     134,131     336,321    468,129      86,651
     MFS VIT New Discovery
       Division....................    51,496      880,275     122,153     211,140     449,433     133,357    568,963     228,986
     MFS VIT Total Return
       Division....................    65,898    1,451,883     606,496     189,233     686,094     324,111    102,507     192,460
     MIST Met/Aberdeen Emerging
       Markets Equity Division.....    60,643      575,802   3,155,464      56,239      61,799   2,835,102     63,557      41,531
     MSF Russell 2000 Index
       Division....................    33,027      563,702     174,741     112,280     248,224      49,459    178,083     290,356

                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014:


                                               AMERICAN FUNDS                               AMERICAN FUNDS
                                              ASSET ALLOCATION                                   BOND
                                                  DIVISION                                     DIVISION
                                 -------------------------------------------  -----------------------------------------
                                     2016           2015            2014           2016          2015          2014
                                 -------------  -------------  -------------  -------------  ------------  ------------

Units beginning of year........        119,302        143,942        153,705         93,041       135,314       139,518
Units issued and transferred
   from other funding options..         15,376         11,286         12,568         52,945        18,275        19,598
Units redeemed and transferred
   to other funding options....       (21,723)       (35,926)       (22,331)       (51,974)      (60,548)      (23,802)
                                 -------------  -------------  -------------  -------------  ------------  ------------
Units end of year..............        112,955        119,302        143,942         94,012        93,041       135,314
                                 =============  =============  =============  =============  ============  ============


                                              AMERICAN FUNDS                              AMERICAN FUNDS
                                               GLOBAL GROWTH                        GLOBAL SMALL CAPITALIZATION
                                                 DIVISION                                    DIVISION
                                 ----------------------------------------  -------------------------------------------
                                     2016          2015          2014          2016            2015           2014
                                 ------------  ------------  ------------  -------------  -------------  -------------

Units beginning of year........       106,268       107,338       109,937         97,907        115,308        120,311
Units issued and transferred
   from other funding options..        14,827        19,211        10,812         16,947         21,625         14,040
Units redeemed and transferred
   to other funding options....      (20,826)      (20,281)      (13,411)       (15,971)       (39,026)       (19,043)
                                 ------------  ------------  ------------  -------------  -------------  -------------
Units end of year..............       100,269       106,268       107,338         98,883         97,907        115,308
                                 ============  ============  ============  =============  =============  =============

                                              AMERICAN FUNDS                            AMERICAN FUNDS
                                                  GROWTH                                 GROWTH-INCOME
                                                 DIVISION                                  DIVISION
                                 ----------------------------------------  ----------------------------------------
                                     2016          2015          2014          2016          2015          2014
                                 ------------  ------------  ------------  ------------  ------------  ------------

Units beginning of year........       167,685       182,273       196,832       164,121       177,931       198,814
Units issued and transferred
   from other funding options..        10,065        12,025        12,666        12,963        13,472        15,240
Units redeemed and transferred
   to other funding options....      (19,382)      (26,613)      (27,225)      (22,093)      (27,282)      (36,123)
                                 ------------  ------------  ------------  ------------  ------------  ------------
Units end of year..............       158,368       167,685       182,273       154,991       164,121       177,931
                                 ============  ============  ============  ============  ============  ============


                                              AMERICAN FUNDS                            AMERICAN FUNDS
                                             HIGH-INCOME BOND                            INTERNATIONAL
                                                 DIVISION                                  DIVISION
                                 ----------------------------------------  ----------------------------------------
                                     2016          2015          2014          2016          2015          2014
                                 ------------  ------------  ------------  ------------  ------------  ------------

Units beginning of year........        77,944        81,505        84,529       196,408       203,363       216,850
Units issued and transferred
   from other funding options..        10,044         9,611         9,558        17,444        19,502        18,033
Units redeemed and transferred
   to other funding options....      (13,478)      (13,172)      (12,582)      (29,986)      (26,457)      (31,520)
                                 ------------  ------------  ------------  ------------  ------------  ------------
Units end of year..............        74,510        77,944        81,505       183,866       196,408       203,363
                                 ============  ============  ============  ============  ============  ============

                                               AMERICAN FUNDS                              AMERICAN FUNDS
                                                  NEW WORLD                     U.S. GOVERNMENT/AAA-RATED SECURITIES
                                                  DIVISION                                    DIVISION
                                 ------------------------------------------  -----------------------------------------
                                      2016          2015          2014            2016          2015          2014
                                  ------------  ------------  -------------  -------------  ------------  ------------

Units beginning of year........         82,448        89,504         90,810        110,358       126,874       132,526
Units issued and transferred
   from other funding options..         34,936        18,786         16,721         12,893        25,634        21,874
Units redeemed and transferred
   to other funding options....       (36,516)      (25,842)       (18,027)       (31,825)      (42,150)      (27,526)
                                  ------------  ------------  -------------  -------------  ------------  ------------
Units end of year..............         80,868        82,448         89,504         91,426       110,358       126,874
                                  ============  ============  =============  =============  ============  ============


                                               AMERICAN FUNDS                               FIDELITY VIP
                                              ULTRA-SHORT BOND                               CONTRAFUND
                                                  DIVISION                                    DIVISION
                                 ------------------------------------------  ------------------------------------------
                                     2016            2015          2014          2016            2015          2014
                                 -------------  -------------  ------------  -------------  -------------  ------------

Units beginning of year........        311,285        241,431       220,010         61,721         60,642        63,504
Units issued and transferred
   from other funding options..        244,950        207,343       151,490          7,055          8,993         7,986
Units redeemed and transferred
   to other funding options....      (242,972)      (137,489)     (130,069)        (8,391)        (7,914)      (10,848)
                                 -------------  -------------  ------------  -------------  -------------  ------------
Units end of year..............        313,263        311,285       241,431         60,385         61,721        60,642
                                 =============  =============  ============  =============  =============  ============

                                                 FIDELITY VIP                                FIDELITY VIP
                                                 EQUITY-INCOME                               FREEDOM 2010
                                                   DIVISION                                    DIVISION
                                 -------------------------------------------  -------------------------------------------
                                      2016           2015           2014          2016           2015           2014
                                 -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year........         31,340         32,782         30,106         21,224         18,565         22,230
Units issued and transferred
   from other funding options..          5,038          5,211          6,560          6,026          4,824          4,514
Units redeemed and transferred
   to other funding options....        (7,383)        (6,653)        (3,884)        (4,359)        (2,165)        (8,179)
                                 -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..............         28,995         31,340         32,782         22,891         21,224         18,565
                                 =============  =============  =============  =============  =============  =============


                                                  FIDELITY VIP                                  FIDELITY VIP
                                                  FREEDOM 2020                                  FREEDOM 2030
                                                    DIVISION                                      DIVISION
                                 ---------------------------------------------  --------------------------------------------
                                      2016            2015            2014           2016            2015           2014
                                 --------------  --------------  -------------  --------------  -------------  -------------

Units beginning of year........         116,704          90,589         82,730         198,475        193,240        163,400
Units issued and transferred
   from other funding options..          11,491          34,039         25,086          40,526         64,205         42,410
Units redeemed and transferred
   to other funding options....        (10,525)         (7,924)       (17,227)        (17,948)       (58,970)       (12,570)
                                 --------------  --------------  -------------  --------------  -------------  -------------
Units end of year..............         117,670         116,704         90,589         221,053        198,475        193,240
                                 ==============  ==============  =============  ==============  =============  =============


                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONCLUDED)
    FOR THE YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014:


                                                 FIDELITY VIP                                   FIDELITY VIP
                                                 FREEDOM 2040                                   FREEDOM 2050
                                                   DIVISION                                       DIVISION
                                 ---------------------------------------------  --------------------------------------------
                                      2016            2015           2014            2016           2015           2014
                                 --------------  --------------  -------------  --------------  -------------  -------------

Units beginning of year........          68,006          55,827         46,141          27,707         19,551         12,321
Units issued and transferred
   from other funding options..          25,913          23,422         19,388          19,783         14,613         12,806
Units redeemed and transferred
   to other funding options....        (18,992)        (11,243)        (9,702)        (11,582)        (6,457)        (5,576)
                                 --------------  --------------  -------------  --------------  -------------  -------------
Units end of year..............          74,927          68,006         55,827          35,908         27,707         19,551
                                 ==============  ==============  =============  ==============  =============  =============


                                                  FIDELITY VIP                                   FIDELITY VIP
                                                    INDEX 500                                       MID CAP
                                                    DIVISION                                       DIVISION
                                 ----------------------------------------------  --------------------------------------------
                                      2016            2015            2014            2016           2015           2014
                                 --------------  --------------  --------------   -------------  -------------  -------------

Units beginning of year........          11,263          10,447           9,554          78,938         82,394         79,068
Units issued and transferred
   from other funding options..           7,097           4,622           2,288          22,736         22,859         14,138
Units redeemed and transferred
   to other funding options....         (5,803)         (3,806)         (1,395)        (33,599)       (26,315)       (10,812)
                                 --------------  --------------  --------------   -------------  -------------  -------------
Units end of year..............          12,557          11,263          10,447          68,075         78,938         82,394
                                 ==============  ==============  ==============   =============  =============  =============

                                                   MFS VIT                                    MFS VIT
                                                   GROWTH                                  NEW DISCOVERY
                                                  DIVISION                                   DIVISION
                                 ------------------------------------------  ----------------------------------------
                                      2016          2015           2014          2016          2015          2014
                                 -------------  -------------  ------------  ------------  ------------  ------------

Units beginning of year........         19,276         15,706        15,493        25,295        35,963        36,867
Units issued and transferred
   from other funding options..          7,837         15,114         3,444         3,497         6,824         6,707
Units redeemed and transferred
   to other funding options....        (9,042)       (11,544)       (3,231)       (4,975)      (17,492)       (7,611)
                                 -------------  -------------  ------------  ------------  ------------  ------------
Units end of year..............         18,071         19,276        15,706        23,817        25,295        35,963
                                 =============  =============  ============  ============  ============  ============


                                                   MFS VIT                               MIST MET/ABERDEEN
                                                TOTAL RETURN                          EMERGING MARKETS EQUITY
                                                  DIVISION                                   DIVISION
                                 ------------------------------------------  ----------------------------------------
                                     2016           2015           2014          2016          2015          2014
                                 -------------  -------------  ------------  ------------  ------------  ------------

Units beginning of year........         28,430         27,991        16,520        25,325        26,284        24,386
Units issued and transferred
   from other funding options..         12,827          3,339        16,737       370,381         6,852         7,836
Units redeemed and transferred
   to other funding options....        (7,981)        (2,900)       (5,266)     (336,991)       (7,811)       (5,938)
                                 -------------  -------------  ------------  ------------  ------------  ------------
Units end of year..............         33,276         28,430        27,991        58,715        25,325        26,284
                                 =============  =============  ============  ============  ============  ============

                                                             MSF
                                                     RUSSELL 2000 INDEX
                                                          DIVISION
                                        -------------------------------------------
                                             2016           2015          2014
                                        -------------  -------------  -------------

Units beginning of year...............         31,837         38,111         42,788
Units issued and transferred
   from other funding options.........         10,855          6,658         17,375
Units redeemed and transferred
   to other funding options...........        (4,944)       (12,932)       (22,052)
                                        -------------  -------------  -------------
Units end of year.....................         37,748         31,837         38,111
                                        =============  =============  =============


                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS


The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying fund, portfolio, or series for each of the five years in the period ended December 31, 2016:

                                                     AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                         ----------------------------------------  -------------------------------------------------
                                                       UNIT VALUE                  INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                        LOWEST TO          NET        INCOME          LOWEST TO         LOWEST TO
                                           UNITS       HIGHEST ($)     ASSETS ($)    RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                         --------   ---------------   -----------  -------------  ----------------  ----------------
  American Funds Asset Allocation  2016   112,955     72.31 - 74.01     8,312,427      1.86         0.75 - 0.90          8.71 - 8.87
     Division                      2015   119,302     66.52 - 67.98     8,067,782      1.76         0.75 - 0.90          0.73 - 0.89
                                   2014   143,942     66.03 - 67.39     9,641,376      1.70         0.75 - 0.90          4.72 - 4.88
                                   2013   153,705     63.06 - 64.25     9,820,031      1.70         0.75 - 0.90        22.93 - 23.12
                                   2012   165,948     51.29 - 52.19     8,613,510      2.13         0.75 - 0.90        15.39 - 15.56

  American Funds Bond Division     2016    94,012     20.71 - 21.20     1,987,150      1.93         0.75 - 0.90          2.34 - 2.50
                                   2015    93,041     20.24 - 20.69     1,919,308      1.81         0.75 - 0.90      (0.45) - (0.30)
                                   2014   135,314     20.33 - 20.75     2,802,560      2.19         0.75 - 0.90          4.64 - 4.80
                                   2013   139,518     19.43 - 19.80     2,757,698      1.94         0.75 - 0.90      (2.77) - (2.62)
                                   2012   166,146     19.98 - 20.33     3,373,974      2.77         0.75 - 0.90          4.63 - 4.79

  American Funds Global Growth     2016   100,269     46.95 - 48.06     4,803,925      1.18         0.75 - 0.90        (0.03) - 0.12
     Division                      2015   106,268     46.97 - 48.00     5,086,024      1.27         0.75 - 0.90          6.27 - 6.43
                                   2014   107,338     44.20 - 45.10     4,826,808      1.41         0.75 - 0.90          1.60 - 1.75
                                   2013   109,937     43.50 - 44.32     4,859,556      1.50         0.75 - 0.90        28.35 - 28.54
                                   2012   111,808     33.89 - 34.48     3,845,058      1.18         0.75 - 0.90        21.79 - 21.97

  American Funds Global Small      2016    98,883     42.24 - 43.24     4,263,525      0.53         0.75 - 0.90          1.43 - 1.58
     Capitalization Division       2015    97,907     41.65 - 42.56     4,155,698        --         0.75 - 0.90      (0.40) - (0.25)
                                   2014   115,308     41.82 - 42.67     4,901,548      0.33         0.75 - 0.90          1.44 - 1.59
                                   2013   120,311     41.22 - 42.00     5,034,127      0.89         0.75 - 0.90        27.45 - 27.65
                                   2012   121,644     32.34 - 32.91     3,989,564      1.58         0.75 - 0.90        17.44 - 17.62

  American Funds Growth            2016   158,368   319.98 - 327.51    51,570,529      1.03         0.75 - 0.90          8.78 - 8.94
     Division                      2015   167,685   294.16 - 300.63    50,145,784      0.84         0.75 - 0.90          6.16 - 6.32
                                   2014   182,273   277.09 - 282.76    51,289,853      1.44         0.75 - 0.90          7.81 - 7.97
                                   2013   196,832   257.01 - 261.88    51,311,196      1.18         0.75 - 0.90        29.27 - 29.46
                                   2012   211,422   198.82 - 202.28    42,591,600      1.05         0.75 - 0.90        17.13 - 17.30

  American Funds Growth-Income     2016   154,991   206.89 - 211.76    32,654,195      1.72         0.75 - 0.90        10.80 - 10.97
     Division                      2015   164,121   186.72 - 190.83    31,174,697      1.52         0.75 - 0.90          0.81 - 0.96
                                   2014   177,931   185.22 - 189.01    33,491,516      1.51         0.75 - 0.90         9.91 - 10.08
                                   2013   198,814   168.52 - 171.71    33,997,795      1.60         0.75 - 0.90        32.62 - 32.82
                                   2012   212,261   127.07 - 129.29    27,336,506      1.87         0.75 - 0.90        16.73 - 16.91

  American Funds High-Income       2016    74,510     76.24 - 78.03     5,802,017      6.31         0.75 - 0.90        16.77 - 16.95
     Bond Division                 2015    77,944     65.29 - 66.72     5,191,431      5.82         0.75 - 0.90      (7.78) - (7.64)
                                   2014    81,505     70.80 - 72.24     5,878,706      5.86         0.75 - 0.90        (0.10) - 0.05
                                   2013    84,529     70.87 - 72.21     6,093,199      6.57         0.75 - 0.90          5.94 - 6.10
                                   2012    93,979     66.89 - 68.06     6,386,655      7.34         0.75 - 0.90        12.88 - 13.05

                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                     AS OF DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                         ----------------------------------------  -------------------------------------------------
                                                       UNIT VALUE                  INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                                        LOWEST TO          NET        INCOME          LOWEST TO         LOWEST TO
                                           UNITS       HIGHEST ($)     ASSETS ($)    RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                         --------   ---------------   -----------  -------------  ----------------  ----------------
  American Funds International     2016   183,866     55.05 - 56.34    10,293,866      1.65         0.75 - 0.90          2.85 - 3.01
     Division                      2015   196,408     53.52 - 54.70    10,679,493      1.73         0.75 - 0.90      (5.11) - (4.97)
                                   2014   203,363     56.40 - 57.56    11,635,504      1.63         0.75 - 0.90      (3.28) - (3.14)
                                   2013   216,850     58.32 - 59.42    12,808,831      1.62         0.75 - 0.90        20.82 - 21.00
                                   2012   227,166     48.27 - 49.11    11,093,226      1.71         0.75 - 0.90        17.15 - 17.33

  American Funds New World         2016    80,868     30.28 - 30.99     2,504,084      1.05         0.75 - 0.90          4.65 - 4.80
     Division                      2015    82,448     28.94 - 29.57     2,436,154      0.81         0.75 - 0.90      (3.83) - (3.68)
                                   2014    89,504     30.09 - 30.70     2,743,726      1.23         0.75 - 0.90      (8.46) - (8.32)
                                   2013    90,810     32.87 - 33.49     3,035,880      1.53         0.75 - 0.90        10.66 - 10.83
                                   2012   108,420     29.70 - 30.22     3,271,875      1.32         0.75 - 0.90        17.07 - 17.25

  American Funds U.S. Government/  2016    91,426     36.50 - 37.36     3,411,254      1.49         0.75 - 0.90          0.53 - 0.68
     AAA-Rated Securities          2015   110,358     36.31 - 37.11     4,090,983      1.65         0.75 - 0.90          1.02 - 1.17
     Division                      2014   126,874     35.94 - 36.68     4,649,741      1.28         0.75 - 0.90          4.29 - 4.45
                                   2013   132,526     34.46 - 35.12     4,647,881      0.85         0.75 - 0.90      (3.74) - (3.60)
                                   2012   163,532     35.80 - 36.43     5,946,236      1.29         0.75 - 0.90          1.30 - 1.45

  American Funds Ultra-Short Bond  2016   313,263     18.29 - 18.72     5,824,894        --         0.75 - 0.90      (0.81) - (0.66)
     Division                      2015   311,285     18.44 - 18.85     5,828,312        --         0.75 - 0.90      (1.07) - (0.92)
                                   2014   241,431     18.64 - 19.02     4,575,425        --         0.75 - 0.90      (1.16) - (1.01)
                                   2013   220,010     18.86 - 19.22     4,215,456        --         0.75 - 0.90      (1.16) - (1.01)
                                   2012   219,484     19.08 - 19.41     4,245,395        --         0.75 - 0.90      (1.07) - (0.92)

  Fidelity VIP Contrafund          2016    60,385             80.91     4,885,861      0.83                0.75                 7.20
     Division                      2015    61,721             75.48     4,658,617      1.05                0.75               (0.08)
                                   2014    60,642             75.54     4,580,921      0.95                0.75                11.11
                                   2013    63,504             67.99     4,317,536      1.14                0.75                30.31
                                   2012    61,410             52.18     3,204,081      1.41                0.75                15.54

  Fidelity VIP Equity-Income       2016    28,995             84.27     2,443,315      2.34                0.75                17.14
     Division                      2015    31,340             71.94     2,254,599      3.15                0.75               (4.68)
                                   2014    32,782             75.47     2,474,163      3.00                0.75                 7.91
                                   2013    30,106             69.94     2,105,696      2.66                0.75                27.19
                                   2012    27,653             54.99     1,520,675      3.14                0.75                16.43

  Fidelity VIP Freedom 2010        2016    22,891             14.15       323,944      1.60                0.75                 4.66
     Division                      2015    21,224             13.52       286,973      1.94                0.75               (1.03)
                                   2014    18,565             13.66       253,642      1.44                0.75                 3.75
                                   2013    22,230             13.17       292,734      1.95                0.75                12.64
                                   2012    15,921             11.69       186,137      1.43                0.75                10.94

  Fidelity VIP Freedom 2020        2016   117,670             13.93     1,638,971      1.58                0.75                 5.33
     Division                      2015   116,704             13.22     1,543,293      2.20                0.75               (1.02)
                                   2014    90,589             13.36     1,210,261      1.71                0.75                 4.04
                                   2013    82,730             12.84     1,062,324      1.84                0.75                15.15
                                   2012    83,663             11.15       932,981      2.34                0.75                12.53

  Fidelity VIP Freedom 2030        2016   221,053             14.08     3,112,843      1.57                0.75                 5.81
     Division                      2015   198,475             13.31     2,641,410      1.80                0.75               (0.98)
                                   2014   193,240             13.44     2,597,238      1.72                0.75                 4.17
                                   2013   163,400             12.90     2,108,245      1.87                0.75                20.75
                                   2012   138,025             10.68     1,474,770      2.42                0.75                14.72

                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                      AS OF DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                           -------------------------------------   ------------------------------------------------
                                                       UNIT VALUE                  INVESTMENT(1)  EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                        LOWEST TO         NET         INCOME          LOWEST TO        LOWEST TO
                                            UNITS      HIGHEST ($)    ASSETS ($)     RATIO (%)       HIGHEST (%)      HIGHEST (%)
                                           -------   --------------   ----------   -------------  ----------------  ---------------
  Fidelity VIP Freedom 2040         2016    74,927            16.35    1,224,909       1.43                0.75                6.04
     Division                       2015    68,006            15.42    1,048,474       1.78                0.75              (1.01)
                                    2014    55,827            15.57      869,464       1.67                0.75                4.13
                                    2013    46,141            14.96      690,117       1.96                0.75               24.36
                                    2012    32,043            12.03      385,379       2.64                0.75               16.08

  Fidelity VIP Freedom 2050         2016    35,908            16.49      592,217       1.67                0.75                6.04
     Division                       2015    27,707            15.55      430,939       1.88                0.75              (1.04)
                                    2014    19,551            15.72      307,273       1.91                0.75                4.22
                                    2013    12,321            15.08      185,808       1.88                0.75               25.40
                                    2012     5,736            12.03       68,977       2.96                0.75               16.84

  Fidelity VIP Index 500            2016    12,557           343.20    4,309,500       1.51                0.75               11.02
     Division                       2015    11,263           309.13    3,481,686       2.08                0.75                0.58
                                    2014    10,447           307.35    3,210,910       1.77                0.75               12.72
                                    2013     9,554           272.66    2,604,916       1.89                0.75               31.26
                                    2012     9,678           207.73    2,010,427       2.27                0.75               15.05

  Fidelity VIP Mid Cap              2016    68,075            75.43    5,134,619       0.49                0.75               11.40
     Division                       2015    78,938            67.71    5,344,944       0.48                0.75              (2.13)
                                    2014    82,394            69.18    5,700,101       0.27                0.75                5.49
                                    2013    79,068            65.58    5,185,222       0.53                0.75               35.21
                                    2012    78,183            48.50    3,791,907       0.64                0.75               13.97

  MFS VIT Growth Division           2016    18,071            46.50      840,289       0.04                0.75                1.68
                                    2015    19,276            45.73      881,513       0.16                0.75                6.76
                                    2014    15,706            42.84      672,826       0.11                0.75                8.13
                                    2013    15,493            39.62      613,784       0.26                0.75               35.83
                                    2012    12,851            29.17      374,817         --                0.75               16.51

  MFS VIT New Discovery             2016    23,817            34.98      833,120         --                0.75                8.24
     Division                       2015    25,295            32.32      817,488         --                0.75              (2.62)
                                    2014    35,963            33.19    1,193,484         --                0.75              (7.95)
                                    2013    36,867            36.05    1,329,190         --                0.75               40.46
                                    2012    25,599            25.67      657,051         --                0.75               20.32

  MFS VIT Total Return              2016    33,276            45.90    1,527,433       3.13                0.75                8.28
     Division                       2015    28,430            42.39    1,205,206       2.65                0.75              (1.12)
                                    2014    27,991            42.87    1,200,000       1.74                0.75                7.69
                                    2013    16,520            39.81      657,678       1.79                0.75               18.16
                                    2012    16,903            33.69      569,493       2.80                0.75               10.42

  MIST Met/Aberdeen Emerging        2016    58,715             9.29      545,172       0.89                0.75               11.00
     Markets Equity Division        2015    25,325             8.37      211,851       2.07                0.75             (14.30)
                                    2014    26,284             9.76      256,574       1.02                0.75              (6.93)
                                    2013    24,386            10.49      255,781       1.35                0.75              (5.51)
                                    2012    26,955            11.10      299,212       0.97                0.75               18.21

                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                     AS OF DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                          --------------------------------------  ------------------------------------------------
                                                       UNIT VALUE                 INVESTMENT(1)  EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                        LOWEST TO        NET         INCOME          LOWEST TO        LOWEST TO
                                            UNITS      HIGHEST ($)   ASSETS ($)     RATIO (%)       HIGHEST (%)      HIGHEST (%)
                                          --------  ---------------  -----------  -------------  ----------------  ---------------
  MSF Russell 2000 Index           2016     37,748            17.69      667,737      1.33               0.75                20.38
     Division                      2015     31,837            14.69      467,835      1.16               0.75               (4.99)
                                   2014     38,111            15.47      589,427      1.18               0.75                 4.25
                                   2013     42,788            14.84      634,769      1.29               0.75                37.52
                                   2012     24,304            10.79      262,184      1.12               0.75                15.48

1 These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying fund, portfolio or series, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund, portfolio or series, in which the Division invests.

2 These amounts represent annualized policy expenses of each of the applicable
  Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund, portfolio or series have been excluded.

3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

                    PARAGON SEPARATE ACCOUNT A
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



9. SUBSEQUENT EVENTS


The operations of the Divisions were affected by the following changes that occurred on March 6, 2017:

PORTFOLIO NAME CHANGES:

Former Name                                           New Name

(MIST) Met/Aberdeen Emerging Markets Equity           (BHFTI) Brighthouse/Aberdeen Emerging Markets
   Portfolio                                            Equity Portfolio

TRUST NAME CHANGES:

Former Trust                                             New Trust

Met Investors Series Trust (MIST)                        Brighthouse Funds Trust I (BHFTI)
Metropolitan Series Fund (MSF)                           Brighthouse Funds Trust II (BHFTII)

ADVISER NAME CHANGE:

Former Adviser                                        New Adviser

MetLife Advisers, LLC                                 Brighthouse Investment Advisers, LLC

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

              Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                                                        Page
                                                                                                  ----------
Report of Independent Registered Public Accounting Firm..........................................      2
Financial Statements at December 31, 2016 and 2015 and for the Years Ended December 31, 2016,
  2015 and 2014:
 Consolidated Balance Sheets.....................................................................      3
 Consolidated Statements of Operations...........................................................      4
 Consolidated Statements of Comprehensive Income (Loss)..........................................      5
 Consolidated Statements of Equity...............................................................      6
 Consolidated Statements of Cash Flows...........................................................      7
 Notes to the Consolidated Financial Statements..................................................      9
     Note 1 -- Business, Basis of Presentation and Summary of Significant Accounting Policies....      9
     Note 2 -- Segment Information...............................................................     26
     Note 3 -- Dispositions......................................................................     32
     Note 4 -- Insurance.........................................................................     32
     Note 5 -- Deferred Policy Acquisition Costs, Value of Business Acquired and Other
       Intangibles...............................................................................     43
     Note 6 -- Reinsurance.......................................................................     46
     Note 7 -- Closed Block......................................................................     51
     Note 8 -- Investments.......................................................................     54
     Note 9 -- Derivatives.......................................................................     75
     Note 10 -- Fair Value.......................................................................     88
     Note 11 -- Long-term and Short-term Debt....................................................    107
     Note 12 -- Equity...........................................................................    110
     Note 13 -- Other Expenses...................................................................    115
     Note 14 -- Employee Benefit Plans...........................................................    116
     Note 15 -- Income Tax.......................................................................    125
     Note 16 -- Contingencies, Commitments and Guarantees........................................    130
     Note 17 -- Quarterly Results of Operations (Unaudited)......................................    139
     Note 18 -- Related Party Transactions.......................................................    139
     Note 19 -- Subsequent Events................................................................    140
Financial Statement Schedules at December 31, 2016 and 2015 and for the Years Ended December 31,
  2016, 2015 and 2014:
 Schedule I -- Consolidated Summary of Investments -- Other Than Investments in Related
   Parties.......................................................................................    141
 Schedule III -- Consolidated Supplementary Insurance Information................................    142
 Schedule IV -- Consolidated Reinsurance.........................................................    144

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2016 and 2015, and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2016. Our audits also included the financial statement schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 23, 2017

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2016 and 2015

                (In millions, except share and per share data)

                                                                 2016           2015
                                                             -------------  -------------
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated
 fair value (amortized cost: $155,141 and $168,361,
 respectively; includes $0 and $103, respectively, relating
 to variable interest entities).............................  $    163,120   $    175,686
Equity securities available-for-sale, at estimated fair
 value (cost: $1,785 and $1,985, respectively)..............         1,839          1,949
Fair value option and trading securities, at estimated fair
 value (includes $0 and $404, respectively, of actively
 traded securities; and $8 and $13, respectively, relating
 to variable interest entities).............................            23            431
Mortgage loans (net of valuation allowances of $267 and
 $257, respectively; includes $566 and $314, respectively,
 under the fair value option)...............................        56,560         53,722
Policy loans................................................         5,945          8,134
Real estate and real estate joint ventures (includes $1,124
 and $0, respectively, relating to variable interest
 entities; includes $56 and $42, respectively, of real
 estate held-for-sale)......................................         6,386          6,008
Other limited partnership interests (includes $14 and $27,
 respectively, relating to variable interest entities)......         3,725          4,088
Short-term investments, principally at estimated fair value.         4,690          5,595
Other invested assets (includes $31 and $43, respectively,
 relating to variable interest entities)....................        17,232         16,869
                                                             -------------  -------------
  Total investments.........................................       259,520        272,482
Cash and cash equivalents, principally at estimated fair
 value (includes $0 and $1, respectively, relating to
 variable interest entities)................................         5,714          4,651
Accrued investment income (includes $0 and $1,
 respectively, relating to variable interest entities)......         2,019          2,250
Premiums, reinsurance and other receivables (includes $6
 and $2, respectively, relating to variable interest
 entities)..................................................        22,383         23,722
Deferred policy acquisition costs and value of business
 acquired...................................................         4,743          6,043
Current income tax recoverable..............................            --             36
Other assets (includes $3 and $3, respectively, relating to
 variable interest entities)................................         4,346          4,397
Separate account assets.....................................       133,836        135,939
                                                             -------------  -------------
  Total assets..............................................  $    432,561   $    449,520
                                                             =============  =============
Liabilities and Equity
Liabilities
Future policy benefits......................................  $    115,556   $    118,914
Policyholder account balances...............................        92,466         94,420
Other policy-related balances...............................         6,731          7,201
Policyholder dividends payable..............................           510            624
Policyholder dividend obligation............................         1,931          1,783
Payables for collateral under securities loaned and other
 transactions...............................................        20,815         21,937
Short-term debt.............................................           100            100
Long-term debt (includes $12 and $61, respectively, at
 estimated fair value, relating to variable interest
 entities)..................................................         1,589          1,715
Current income tax payable..................................            50             --
Deferred income tax liability...............................         2,503          2,888
Other liabilities (includes $0 and $2, respectively,
 relating to variable interest entities)....................        29,497         32,755
Separate account liabilities................................       133,836        135,939
                                                             -------------  -------------
  Total liabilities.........................................       405,584        418,276
                                                             -------------  -------------
Contingencies, Commitments and Guarantees (Note 16)
Equity
Metropolitan Life Insurance Company stockholder's equity:
Common stock, par value $0.01 per share; 1,000,000,000
 shares authorized; 494,466,664 shares issued and
 outstanding................................................             5              5
Additional paid-in capital..................................        14,413         14,444
Retained earnings...........................................         9,250         13,738
Accumulated other comprehensive income (loss)...............         3,119          2,685
                                                             -------------  -------------
  Total Metropolitan Life Insurance Company stockholder's
   equity...................................................        26,787         30,872
Noncontrolling interests....................................           190            372
                                                             -------------  -------------
  Total equity..............................................        26,977         31,244
                                                             -------------  -------------
  Total liabilities and equity..............................  $    432,561   $    449,520
                                                             =============  =============

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2016, 2015 and 2014

                                 (In millions)

                                                                                        2016           2015           2014
                                                                                    ------------   ------------   ------------
Revenues
Premiums...........................................................................  $    22,393    $    21,934    $    21,384
Universal life and investment-type product policy fees.............................        2,542          2,584          2,466
Net investment income..............................................................       11,083         11,577         11,893
Other revenues.....................................................................        1,478          1,536          1,808
Net investment gains (losses):
Other-than-temporary impairments on fixed maturity securities......................          (87)           (49)           (16)
Other-than-temporary impairments on fixed maturity securities transferred to other
 comprehensive income (loss).......................................................          (10)            (5)           (10)
Other net investment gains (losses)................................................          229            313            169
                                                                                    ------------   ------------   ------------
  Total net investment gains (losses)..............................................          132            259            143
Net derivative gains (losses)......................................................       (1,138)           881          1,037
                                                                                    ------------   ------------   ------------
  Total revenues...................................................................       36,490         38,771         38,731
                                                                                    ------------   ------------   ------------
Expenses
Policyholder benefits and claims...................................................       25,291         24,527         23,855
Interest credited to policyholder account balances.................................        2,233          2,183          2,174
Policyholder dividends.............................................................        1,200          1,264          1,240
Other expenses.....................................................................        5,803          6,258          6,071
                                                                                    ------------   ------------   ------------
  Total expenses...................................................................       34,527         34,232         33,340
                                                                                    ------------   ------------   ------------
  Income (loss) from continuing operations before provision for income tax.........        1,963          4,539          5,391
Provision for income tax expense (benefit).........................................          207          1,782          1,532
                                                                                    ------------   ------------   ------------
  Income (loss) from continuing operations, net of income tax......................        1,756          2,757          3,859
Income (loss) from discontinued operations, net of income tax......................           --             --             (3)
                                                                                    ------------   ------------   ------------
  Net income (loss)................................................................        1,756          2,757          3,856
Less: Net income (loss) attributable to noncontrolling interests...................           (8)            --             (5)
                                                                                    ------------   ------------   ------------
  Net income (loss) attributable to Metropolitan Life Insurance Company............  $     1,764    $     2,757    $     3,861
                                                                                    ============   ============   ============

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2016, 2015 and 2014

                                 (In millions)

                                                                                        2016           2015           2014
                                                                                    ------------   ------------   ------------
Net income (loss)..................................................................  $     1,756    $     2,757    $     3,856
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets.......................          406         (4,434)         4,165
Unrealized gains (losses) on derivatives...........................................           36            559          1,288
Foreign currency translation adjustments...........................................           13           (101)          (44)
Defined benefit plans adjustment...................................................          217            342         (1,001)
                                                                                    ------------   ------------   ------------
  Other comprehensive income (loss), before income tax.............................          672         (3,634)         4,408
Income tax (expense) benefit related to items of other comprehensive income (loss).         (238)         1,285         (1,532)
                                                                                    ------------   ------------   ------------
  Other comprehensive income (loss), net of income tax.............................          434         (2,349)         2,876
                                                                                    ------------   ------------   ------------
Comprehensive income (loss)........................................................        2,190            408          6,732
Less: Comprehensive income (loss) attributable to noncontrolling interest, net of
 income tax........................................................................           (8)            --             (5)
                                                                                    ------------   ------------   ------------
  Comprehensive income (loss) attributable to Metropolitan Life Insurance
   Company.........................................................................  $     2,198    $       408    $     6,737
                                                                                    ============   ============   ============

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
             For the Years Ended December 31, 2016, 2015 and 2014

                                 (In millions)

                                                            Accumulated            Total
                                   Additional                  Other         Metropolitan Life
                          Common    Paid-in      Retained   Comprehensive    Insurance Company     Noncontrolling    Total
                          Stock     Capital     Earnings   Income (Loss)    Stockholder's Equity     Interests       Equity
                         -------- -----------  ----------  --------------  ---------------------  ---------------  ---------
Balance at December 31,
 2013................... $      5 $    14,515  $    9,352        $  2,158               $ 26,030         $    250  $  26,280
Capital contributions
 from MetLife, Inc......                    4                                                  4                           4
Returns of capital......                  (76)                                               (76)                        (76)
Excess tax benefits
 related to stock-based
 compensation...........                    5                                                  5                           5
Dividends paid to
 MetLife, Inc...........                             (708)                                  (708)                       (708)
Dividend of subsidiary
 (Note 3)...............                              (35)                                   (35)                        (35)
Change in equity of
 noncontrolling
 interests..............                                                                      --              147        147
Net income (loss).......                            3,861                                  3,861               (5)     3,856
Other comprehensive
 income (loss), net of
 income tax.............                                            2,876                  2,876                       2,876
                         -------- -----------  ----------  --------------  ---------------------  ---------------  ---------
Balance at December 31,
 2014...................        5      14,448      12,470           5,034                 31,957              392     32,349
Capital contributions
 from MetLife, Inc......                    4                                                  4                           4
Returns of capital......                  (11)                                               (11)                        (11)
Excess tax benefits
 related to stock-based
 compensation...........                    3                                                  3                           3
Dividends paid to
 MetLife, Inc...........                           (1,489)                                (1,489)                     (1,489)
Change in equity of
 noncontrolling
 interests..............                                                                      --              (20)       (20)
Net income (loss).......                            2,757                                  2,757                       2,757
Other comprehensive
 income (loss), net of
 income tax.............                                           (2,349)                (2,349)                     (2,349)
                         -------- -----------  ----------  --------------  ---------------------  ---------------  ---------
Balance at December 31,
 2015...................        5      14,444      13,738           2,685                 30,872              372     31,244
Capital contributions
 from MetLife, Inc......                   10                                                 10                          10
Returns of capital......                  (68)                                               (68)                        (68)
Excess tax benefits
 related to stock-based
 compensation...........                   27                                                 27                          27
Dividends paid to
 MetLife, Inc...........                           (3,600)                                (3,600)                     (3,600)
Dividend of
 subsidiaries (Note 3)..                           (2,652)                                (2,652)               2     (2,650)
Change in equity of
 noncontrolling
 interests..............                                                                      --             (176)      (176)
Net income (loss).......                            1,764                                  1,764               (8)     1,756
Other comprehensive
 income (loss), net of
 income tax.............                                              434                    434                         434
                         -------- -----------  ----------  --------------  ---------------------  ---------------  ---------
Balance at December 31,
 2016................... $      5 $    14,413  $    9,250        $  3,119               $ 26,787         $    190  $  26,977
                         ======== ===========  ==========  ==============  =====================  ===============  =========

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2016, 2015 and 2014

                                 (In millions)

                                                                             2016             2015             2014
                                                                       ---------------  ---------------  ---------------
Cash flows from operating activities
Net income (loss).....................................................   $       1,756    $       2,757    $       3,856
Adjustments to reconcile net income (loss) to net cash provided by
 (used in) operating activities:
 Depreciation and amortization expenses...............................             367              474              460
 Amortization of premiums and accretion of discounts associated with
  investments, net....................................................            (975)            (848)            (664)
 (Gains) losses on investments and from sales of businesses, net......            (132)            (259)            (138)
 (Gains) losses on derivatives, net...................................           1,865             (426)            (902)
 (Income) loss from equity method investments, net of dividends or
  distributions.......................................................             483              320              374
 Interest credited to policyholder account balances...................           2,233            2,183            2,174
 Universal life and investment-type product policy fees...............          (2,542)          (2,584)          (2,466)
 Change in fair value option and trading securities...................             406              278                2
 Change in accrued investment income..................................              81              113              242
 Change in premiums, reinsurance and other receivables................          (2,606)            (135)             711
 Change in deferred policy acquisition costs and value of business
  acquired, net.......................................................             108              260              271
 Change in income tax.................................................            (430)             257              229
 Change in other assets...............................................             701              763              465
 Change in insurance-related liabilities and policy-related balances..           2,719            2,628            2,672
 Change in other liabilities..........................................           1,731             (499)          (1,086)
 Other, net...........................................................              39              (16)               1
                                                                       ---------------  ---------------  ---------------
  Net cash provided by (used in) operating activities.................           5,804            5,266            6,201
                                                                       ---------------  ---------------  ---------------
Cash flows from investing activities
Sales, maturities and repayments of:
 Fixed maturity securities............................................          74,985           82,744           63,068
 Equity securities....................................................             859              651              186
 Mortgage loans.......................................................          11,286           11,189           11,605
 Real estate and real estate joint ventures...........................             762            2,734              976
 Other limited partnership interests..................................             830            1,185              375
Purchases of:
 Fixed maturity securities............................................         (72,414)         (76,594)         (69,256)
 Equity securities....................................................            (771)            (694)            (173)
 Mortgage loans.......................................................         (16,039)         (16,268)         (14,769)
 Real estate and real estate joint ventures...........................          (1,390)            (823)          (1,876)
 Other limited partnership interests..................................            (809)            (668)            (773)
Cash received in connection with freestanding derivatives.............           1,372            1,039              740
Cash paid in connection with freestanding derivatives.................          (2,451)          (1,012)          (1,050)
Receipts on loans to affiliates.......................................              --               --               75
Issuances of loans to affiliates......................................              --               --             (100)
Purchases of loans to affiliates......................................              --               --             (437)
Net change in policy loans............................................              85              357              (70)
Net change in short-term investments..................................             694           (1,117)           1,472
Net change in other invested assets...................................            (434)            (603)            (254)
Net change in property, equipment and leasehold improvements..........            (227)              23             (140)
Other, net............................................................              --               --              (32)
                                                                       ---------------  ---------------  ---------------
  Net cash provided by (used in) investing activities.................   $      (3,662)   $       2,143    $     (10,433)
                                                                       ---------------  ---------------  ---------------

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
          (A Wholly-Owned Subsidiary of MetLife, Inc.) -- (continued)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2016, 2015 and 2014

                                 (In millions)

                                                                                    2016          2015          2014
                                                                                 ---------     ---------     ---------
Cash flows from financing activities
Policyholder account balances:
  Deposits...................................................................... $  64,962     $  60,216     $  54,902
  Withdrawals...................................................................   (61,252)      (61,248)      (51,210)
Net change in payables for collateral under securities loaned and other
 transactions...................................................................      (696)       (2,230)        3,071
Net change in short-term debt...................................................        --            --          (320)
Long-term debt issued...........................................................        45           907             4
Long-term debt repaid...........................................................       (58)         (673)         (390)
Financing element on certain derivative instruments, net........................      (321)          (66)         (224)
Cash paid in connection with noncontrolling interests...........................        --          (159)           --
Dividend of subsidiaries........................................................      (115)           --            --
Dividends paid to MetLife, Inc..................................................    (3,600)       (1,489)         (708)
Returns of capital..............................................................       (68)          (11)           --
Other, net......................................................................        24             2             2
                                                                                 ---------     ---------     ---------
  Net cash provided by (used in) financing activities...........................    (1,079)       (4,751)        5,127
                                                                                 ---------     ---------     ---------
  Change in cash and cash equivalents...........................................     1,063         2,658           895
Cash and cash equivalents, beginning of year....................................     4,651         1,993         1,098
                                                                                 ---------     ---------     ---------
  Cash and cash equivalents, end of year........................................ $   5,714     $   4,651     $   1,993
                                                                                 =========     =========     =========
Supplemental disclosures of cash flow information...............................
Net cash paid (received) for:
Interest........................................................................ $     114     $     123     $     150
                                                                                 =========     =========     =========
Income tax...................................................................... $     819     $   1,217     $   1,304
                                                                                 =========     =========     =========
Non-cash transactions
Capital contributions from MetLife, Inc......................................... $      10     $       4     $       4
                                                                                 =========     =========     =========
Fixed maturity securities received in connection with pension risk transfer
 transactions................................................................... $     985     $     903     $      --
                                                                                 =========     =========     =========
Transfer of fixed maturity securities from affiliates........................... $     367     $      --     $      --
                                                                                 =========     =========     =========
Transfer of fixed maturity securities to affiliates............................. $   3,940     $      --     $      --
                                                                                 =========     =========     =========
Transfer of mortgage loans to affiliates........................................ $     626     $      --     $      --
                                                                                 =========     =========     =========
Deconsolidation of real estate investment vehicles (1):
  Reduction of redeemable noncontrolling interests.............................. $      --     $      --     $     774
                                                                                 =========     =========     =========
  Reduction of long-term debt................................................... $      --     $     543     $     413
                                                                                 =========     =========     =========
  Reduction of real estate and real estate joint ventures....................... $     354     $     389     $   1,132
                                                                                 =========     =========     =========
  Increase in noncontrolling interests.......................................... $      --     $     153     $      --
                                                                                 =========     =========     =========
  Reduction of noncontrolling interests......................................... $     354     $      --     $      --
                                                                                 =========     =========     =========
Issuance of short-term debt..................................................... $      --     $      --     $     245
                                                                                 =========     =========     =========
Returns of capital.............................................................. $      --     $      --     $      76
                                                                                 =========     =========     =========
Disposal of subsidiaries:
Assets disposed................................................................. $  27,476     $      --     $      69
Liabilities disposed............................................................   (24,572)           --           (34)
                                                                                 ---------     ---------     ---------
  Net assets disposed...........................................................     2,904            --            35
Cash disposed...................................................................      (115)           --           (49)
Dividend of interests in subsidiaries...........................................    (2,789)           --            14
                                                                                 ---------     ---------     ---------
  Loss on dividend of interests in subsidiaries................................. $      --     $      --     $      --
                                                                                 =========     =========     =========

---------

(1) For the year ended December 31, 2015, amounts represent the impact of the consolidation of a real estate investment vehicle, offset by the subsequent deconsolidation of such real estate investment vehicle.

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a provider of life insurance, annuities, employee benefits and asset management and is organized into two segments: U.S. and MetLife Holdings. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, "MetLife").

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Consolidation

    The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

    Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  Discontinued Operations

    The results of operations of a component of the Company that has either been disposed of or is classified as held-for-sale are reported in discontinued operations if certain criteria are met. Effective January 1, 2014, the Company adopted new guidance regarding reporting of discontinued operations for disposals or classifications as held-for-sale that have not been previously reported on the consolidated financial statements. A disposal of a component is reported in discontinued operations if the disposal represents a strategic shift that has or will have a major effect on the Company's operations and financial results.

  Separate Accounts

    Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

  .   such separate accounts are legally recognized;

  . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

  .   investments are directed by the contractholder; and

  . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

    The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

    The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Reclassifications

    Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

--------------------------------------------------------------------------------------------
Accounting Policy                                                                       Note
--------------------------------------------------------------------------------------------
Insurance                                                                               4
--------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles     5
--------------------------------------------------------------------------------------------
Reinsurance                                                                             6
--------------------------------------------------------------------------------------------
Investments                                                                             8
--------------------------------------------------------------------------------------------
Derivatives                                                                             9
--------------------------------------------------------------------------------------------
Fair Value                                                                             10
--------------------------------------------------------------------------------------------
Employee Benefit Plans                                                                 14
--------------------------------------------------------------------------------------------
Income Tax                                                                             15
--------------------------------------------------------------------------------------------
Litigation Contingencies                                                               16
--------------------------------------------------------------------------------------------

  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

     Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.

     Liabilities for universal and variable life policies with secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Global Ratings ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


     The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

     Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

     The Company issues directly and assumes through reinsurance certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

     Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

     Guarantees accounted for as embedded derivatives in policyholder account balances include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

   Other Policy-Related Balances

     Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, policyholder dividends left on deposit and obligations assumed under structured settlement assignments.

     The liability for policy and contract claims generally relates to incurred but not reported ("IBNR") death, disability, long-term care and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

     See Note 4 for additional information on obligations assumed under structured settlement assignments.

   Recognition of Insurance Revenues and Deposits

     Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


     Premiums related to short-duration non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

     All revenues and expenses are presented net of reinsurance, as applicable.

  Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

    The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

  .   incremental direct costs of contract acquisition, such as commissions;

  . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

  . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

    All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

    Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

    DAC and VOBA are amortized as follows:

 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 ------------------------------------------------------------------------------
 . Nonparticipating and                   Actual and expected future gross
   non-dividend-paying traditional        premiums.
   contracts:
  .  Term insurance
  .  Nonparticipating whole life
     insurance
  .  Traditional group life insurance
  .  Non-medical health insurance
 ------------------------------------------------------------------------------
 . Participating, dividend-paying         Actual and expected future gross
   traditional contracts                  margins.
 ------------------------------------------------------------------------------
 . Fixed and variable universal life      Actual and expected future gross
   contracts                              profits.
 . Fixed and variable deferred annuity
   contracts

    See Note 5 for additional information on DAC and VOBA amortization. Amortization of DAC and VOBA is included in other expenses.

    The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements ("DSI") to determine the recoverability of the asset.

    Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.

  Reinsurance

    For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

    For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

    For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

    Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

    Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses). Certain assumed GMWB, GMAB and GMIB are also accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

    If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Investments

   Net Investment Income and Net Investment Gains (Losses)

     Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

   Fixed Maturity and Equity Securities

     The majority of the Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

     Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 8 "-- Investments -- Fixed Maturity and Equity Securities AFS -- Methodology for Amortization of Premium and Accretion of Discount on Structured Securities." The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates. Dividends on equity securities are recognized when declared.

     The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 8
   "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


     For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
   (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

     With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

   Fair Value Option and Trading Securities

     Fair value option ("FVO") and trading securities are stated at estimated fair value and include investments for which the FVO has been elected ("FVO Securities") and investments that are actively purchased and sold ("Actively traded securities").

     Changes in estimated fair value of these securities are included in net investment income, except for certain securities included in FVO Securities, where changes are included in net investment gains (losses).

   Mortgage Loans

     The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 8.

     Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

     Also included in mortgage loans are residential mortgage loans for which the FVO was elected. These mortgage loans are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.

   Policy Loans

     Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

   Real Estate

     Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

     Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Real Estate Joint Ventures and Other Limited Partnership Interests

     The Company uses the equity method of accounting for equity securities when it has significant influence or at least 20% interest and for real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

     The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments when such distributions become payable or received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

     The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

   Short-term Investments

     Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

   Other Invested Assets

     Other invested assets consist principally of the following:

  . Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

  . Tax credit and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.

  . Loans to affiliates which are stated at unpaid principal balance and adjusted for any unamortized premium or discount.

  . Leveraged leases which are recorded net of non-recourse debt. Income is recognized by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values for impairment.

  . Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 4.

  . Direct financing leases gross investment is equal to the minimum lease payments plus the unguaranteed residual value. Income is recorded by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews lease receivables for impairment.

  . Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.

  . Investment in an operating joint venture that engages in insurance underwriting activities accounted for under the equity method.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Securities Lending Program

     Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

  Derivatives

   Freestanding Derivatives

     Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives' carrying value in other invested assets or other liabilities.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

 Statement of Operations Presentation:  Derivative:
 -----------------------------------------------------------------------------
 Policyholder benefits and claims       . Economic hedges of variable annuity
                                          guarantees included in
                                          future policy benefits
 -----------------------------------------------------------------------------
 Net investment income                  . Economic hedges of equity method
                                          investments in joint ventures
                                        . All derivatives held in relation to
                                          trading portfolios

   Hedge Accounting

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

  . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) - in net derivative gains (losses), consistent with the change in estimated fair value of the hedged item attributable to the designated risk being hedged.

  . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) - effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

     The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


     In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   Embedded Derivatives

     The Company sells variable annuities and issues certain insurance products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

  . the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

  . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

  . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

     Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Fair Value

    Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

    Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

  Employee Benefit Plans

    The Company sponsors and administers various qualified and nonqualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

    The Company recognizes the funded status of each of its defined pension and postretirement benefit plans, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation ("PBO") for pension benefits and the accumulated postretirement benefit obligation ("APBO") for other postretirement benefits in other assets or other liabilities.

    Actuarial gains and losses result from differences between the actual experience and the assumed experience on plan assets or PBO during a particular period and are recorded in accumulated OCI ("AOCI"). To the extent such gains and losses exceed 10% of the greater of the PBO or the estimated fair value of plan assets, the excess is amortized into net periodic benefit costs, generally over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees.

    Net periodic benefit costs are determined using management estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, expected return on plan assets, amortization of net actuarial (gains) losses, and amortization of prior service costs (credit). Fair value is used to determine the expected return on plan assets.

    The Company also sponsors defined contribution plans for substantially all employees under which a portion of employee contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the defined contribution plans, no liability for matching contributions is recognized on the balance sheets.

  Income Tax

    Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to Metropolitan Life Insurance Company and its subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The Company's accounting for income taxes represents management's best estimate of various events and transactions.

    Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

    The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination the Company considers many factors, including:

  . the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

  .   the jurisdiction in which the deferred tax asset was generated;

  . the length of time that carryforward can be utilized in the various taxing jurisdiction;

  . future taxable income exclusive of reversing temporary differences and carryforwards;

  .   future reversals of existing taxable temporary differences;

  .   taxable income in prior carryback years; and

  .   tax planning strategies.

    The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

    The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

    The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

  Litigation Contingencies

    The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 16, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's financial statements.

  Other Accounting Policies

   Stock-Based Compensation

     Stock-based compensation recognized on the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


     MetLife, Inc. grants certain employees stock-based compensation awards under various plans that are subject to specific vesting conditions. With the exception of performance shares granted in 2013 and after which are re-measured quarterly, the cost of all stock-based transactions is measured at fair value at the grant date and recognized over the period during which a grantee is required to provide services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon the attainment of the applicable criteria for post-employment award continuation, the requisite service period subsequent to attaining such criteria is considered non-substantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of such criteria. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

   Cash and Cash Equivalents

     The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

   Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from one to 25 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.3 billion and $1.2 billion at December 31, 2016 and 2015, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $673 million and $720 million at December 31, 2016 and 2015, respectively. Related depreciation and amortization expense was $139 million, $159 million and $123 million for the years ended December 31, 2016, 2015 and 2014, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.5 billion and $1.4 billion at December 31, 2016 and 2015, respectively. Accumulated amortization of capitalized software was $1.1 billion and $1.0 billion at December 31, 2016 and 2015, respectively. Related amortization expense was $132 million, $150 million and $145 million for the years ended December 31, 2016, 2015 and 2014, respectively.

   Other Revenues

     Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees, administrative service fees, and changes in account value relating to corporate-owned life insurance ("COLI"). Such fees and commissions are recognized in the period in which services are performed. Under certain COLI contracts, if the Company reports certain unlikely adverse results in its financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

   Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life Insurance Company's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Foreign Currency

     Assets, liabilities and operations of foreign affiliates and subsidiaries are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

   Goodwill

     Goodwill, which is included in other assets, represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

     The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

     The Company tests goodwill for impairment by either performing a qualitative assessment or a two-step quantitative test. The qualitative assessment is an assessment of historical information and relevant events and circumstances to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. The Company may elect not to perform the qualitative assessment for some or all of its reporting units and perform a two-step quantitative impairment test. In performing the two-step quantitative impairment test, the Company may determine the fair values of its reporting units by applying a market multiple, discounted cash flow, and/or an actuarial based valuation approach.

     For the 2016 annual goodwill impairment tests, the Company utilized qualitative assessments for its reporting units and determined it was not more likely than not that the fair value of any of the reporting units was less than its carrying amount. Therefore, no further testing was needed for these reporting units. The goodwill balance was $70 million in the U.S segment and $31 million in the MetLife Holdings segment, at both
   December 31, 2016 and 2015.

Adoption of New Accounting Pronouncements

  Effective January 1, 2016, the Company retrospectively adopted guidance relating to short-duration contracts. The new guidance requires insurance entities to provide users of financial statements with more transparent information about initial claim estimates and subsequent adjustments to these estimates, including information on: (i) reconciling from the claim development table to the balance sheet liability, (ii) methodologies and judgments in estimating claims, and (iii) the timing, and frequency of claims. The adoption did not have an impact on the Company's consolidated financial statements other than expanded disclosures in Note 4.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Effective January 1, 2016, the Company retrospectively adopted new guidance relating to the consolidation of certain entities. The objective of the new standard is to improve targeted areas of the consolidation guidance and to reduce the number of consolidation models. The new consolidation standard provides guidance on how a reporting entity (i) evaluates whether the entity should consolidate limited partnerships and similar entities, (ii) assesses whether the fees paid to a decisionmaker or service provider are variable interests in a VIE, and (iii) assesses the variable interests in a VIE held by related parties of the reporting entity. The new guidance also eliminates the VIE consolidation model based on majority exposure to variability that applied to certain investment companies and similar entities. The adoption of the new guidance did not impact which entities are consolidated by the Company. The consolidated VIE assets and liabilities and unconsolidated VIE carrying amounts and maximum exposure to loss as of December 31, 2016, disclosed in Note 8, reflect the application of the new guidance.

  Effective November 18, 2014, the Company adopted new guidance on when, if ever, the cost of acquiring an entity should be used to establish a new accounting basis ("pushdown") in the acquired entity's separate financial statements. The guidance provides an acquired entity and its subsidiaries with an irrevocable option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. If a reporting entity elects to apply pushdown accounting, its stand-alone financial statements would reflect the acquirer's new basis in the acquired entity's assets and liabilities. The election to apply pushdown accounting should be determined by an acquired entity for each individual change-in-control event in which an acquirer obtains control of the acquired entity; however, an entity that does not elect to apply pushdown accounting in the period of a change-in-control can later elect to retrospectively apply pushdown accounting to the most recent change-in-control transaction as a change in accounting principle. The new guidance did not have a material impact on the consolidated financial statements upon adoption.

  Effective January 1, 2014, the Company adopted new guidance regarding the presentation of an unrecognized tax benefit. The new guidance requires that an unrecognized tax benefit, or a portion of an unrecognized tax benefit, be presented on the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. However, when the carryforwards are not available at the reporting date to settle any additional income taxes that would result from the disallowance of a tax position or the applicable tax law does not require, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit will be presented on the financial statements as a liability and will not be combined with the related deferred tax asset. The adoption was prospectively applied and resulted in a reduction to other liabilities and a corresponding increase to deferred income tax liability in the amount of $190 million.

  Effective January 1, 2014, the Company adopted new guidance on other expenses. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Health Care and Education Reconciliation Act of 2010, signed into law on March 30, 2010, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. In accordance with the adoption of the new accounting pronouncement, on January 1, 2014, the Company recorded $55 million in other liabilities, and a corresponding deferred cost, in other assets.

Future Adoption of New Accounting Pronouncements

  In March 2017, the Financial Accounting Standards Board ("FASB") issued new guidance on the presentation of net periodic pension cost and net periodic postretirement benefit cost (Accounting Standards Update ("ASU") 2017-07, Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost). The new guidance is effective for annual periods beginning after December 15, 2017 and interim periods within those annual periods. Early adoption is permitted as of the beginning of an annual period for which financial statements (interim or annual) have not been issued or made available for issuance. The guidance requires that an employer that offers to their employees defined benefit pension or other postretirement benefit plans report the service cost component in the same line item or items as other compensation costs arising from services rendered by the pertinent employees during the period. The other components of net benefit cost are required to be presented in the income statement separately from the service cost component and outside a subtotal of income from operations, if one is presented. The guidance should be applied retrospectively for the presentation of the service cost component in the income statement and allows a practical expedient for the estimation basis for applying the retrospective presentation requirements. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  In February 2017, the FASB issued new guidance on derecognition of nonfinancial assets (ASU 2017-05, Other Income-Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those years. Early adoption is permitted for interim or annual reporting periods beginning after December 15, 2016. The guidance may be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment at the date of adoption. The new guidance clarifies the scope and accounting of a financial asset that meets the definition of an "in-substance nonfinancial asset" and defines the term, "in-substance nonfinancial asset." The ASU also adds guidance for partial sales of nonfinancial assets. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In January 2017, the FASB issued new guidance on goodwill impairment
(ASU 2017-04, Intangibles-Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment). The new guidance is effective for fiscal years beginning after December 15, 2019 and interim periods within those fiscal years, and should be applied on a prospective basis. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The new guidance simplifies the current two-step goodwill impairment test by eliminating Step 2 of the test. The new guidance requires a one-step impairment test in which an entity compares the fair value of a reporting unit with its carrying amount and recognizes an impairment charge for the amount by which the carrying amount exceeds the reporting unit's fair value, if any. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In January 2017, the FASB issued new guidance on business combinations
(ASU 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a prospective basis. Early adoption is permitted as specified in the guidance. The new guidance clarifies the definition of a business and requires that an entity apply certain criteria in order to determine when a set of assets and activities qualifies as a business. The adoption of this standard will result in fewer acquisitions qualifying as businesses and, accordingly, acquisition costs for those acquisitions that do not qualify as businesses will be capitalized rather than expensed. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In November 2016, the FASB issued new guidance on restricted cash
(ASU 2016-18, Statement of Cash Flows (Topic 230): a consensus of the FASB Emerging Issues Task Force). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a retrospective basis. Early adoption is permitted. The new guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. As a result, the new guidance requires that amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The new guidance does not provide a definition of restricted cash or restricted cash equivalents. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In October 2016, the FASB issued new guidance on consolidation evaluation for entities under common control (ASU 2016-17, Consolidation (Topic 810):
Interests Held through Related Parties That Are under Common Control). The new guidance is effective for fiscal years beginning after December 15, 2016 and interim periods within those fiscal years, and should be applied on a retrospective basis. Early adoption is permitted. The new guidance does not change the characteristics of a primary beneficiary under current GAAP. It changes how a reporting entity evaluates whether it is the primary beneficiary of a VIE by changing how a reporting entity that is a single decisionmaker of a VIE handles indirect interests in the entity held through related parties that are under common control with the reporting entity. The adoption of this new guidance will not have a material impact on the Company's consolidated financial statements.

  In October 2016, the FASB issued new guidance on tax accounting for intra-entity transfers of assets (ASU 2016-16, Income Taxes (Topic 740):
Intra-Entity Transfers of Assets Other Than Inventory). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a modified retrospective basis. Early adoption is permitted in the first interim or annual reporting period. Current guidance prohibits the recognition of current and deferred income taxes for an intra-entity asset transfer until the asset has been sold to an outside party. The new guidance requires an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. Also, the guidance eliminates the exception for an intra-entity transfer of an asset other than inventory. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  In August 2016, the FASB issued new guidance on cash flow statement presentation (ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied retrospectively to all periods presented. Early adoption is permitted in any interim or annual period. This ASU addresses diversity in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In June 2016, the FASB issued new guidance on measurement of credit losses on financial instruments (ASU 2016-13, Financial Instruments - Credit Losses
(Topic 326): Measurement of Credit Losses on Financial Instruments). The new guidance is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. This ASU replaces the incurred loss impairment methodology with one that reflects expected credit losses. The measurement of expected credit losses should be based on historical loss information, current conditions, and reasonable and supportable forecasts. The new guidance requires that an OTTI on a debt security will be recognized as an allowance going forward, such that improvements in expected future cash flows after an impairment will no longer be reflected as a prospective yield adjustment through net investment income, but rather a reversal of the previous impairment and recognized through realized investment gains and losses. The guidance also requires enhanced disclosures. The Company has assessed the asset classes impacted by the new guidance and is currently assessing the accounting and reporting system changes that will be required to comply with the new guidance. The Company believes that the most significant impact upon adoption will be to its mortgage loan investments. The Company is continuing to evaluate the overall impact of the new guidance on its consolidated financial statements.

  In February 2016, the FASB issued new guidance on leasing transactions
(ASU 2016-02, Leases - Topic 842). The new guidance is effective for the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years, and requires a modified retrospective transition approach. Early adoption is permitted. The new guidance requires a lessee to recognize assets and liabilities for leases with lease terms of more than 12 months. Leases would be classified as finance or operating leases and both types of leases will be recognized on the balance sheet. Lessor accounting will remain largely unchanged from current guidance except for certain targeted changes. The new guidance will also require new qualitative and quantitative disclosures. The Company's implementation efforts are primarily focused on the review of its existing lease contracts, as well as identification of other contracts that may fall under the scope of the new guidance. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In January 2016, the FASB issued new guidance (ASU 2016-01, Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities) on the recognition and measurement of financial instruments. The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted for the instrument-specific credit risk provision. The new guidance changes the current accounting guidance related to (i) the classification and measurement of certain equity investments, (ii) the presentation of changes in the fair value of financial liabilities measured under the FVO that are due to instrument-specific credit risk, and
(iii) certain disclosures associated with the fair value of financial instruments. Additionally, there will no longer be a requirement to assess equity securities for impairment since such securities will be measured at fair value through net income. The Company has assessed the population of financial instruments that are subject to the new guidance and has determined that the most significant impact will be the requirement to report changes in fair value in net income each reporting period for all equity securities currently classified as available-for-sale and, to a lesser extent, other limited partnership interests and real estate joint ventures that are currently accounted for under the cost method. The population of these investments accounted for under the cost method is not material. The Company is continuing to evaluate the overall impact of this guidance on its consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)), effective for fiscal years beginning after December 15, 2017 and interim periods within those years. The guidance may be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment at the date of adoption. The new guidance will supersede nearly all existing revenue recognition guidance under U.S. GAAP; however, it will not impact the accounting for insurance and investment contracts within the scope of Financial Services insurance (Topic 944), leases, financial instruments and guarantees. For those contracts that are impacted, the guidance will require an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services. Given the scope of the new revenue recognition guidance, the Company does not expect the adoption to have a material impact on its consolidated revenues or statements of operations, with the Company's implementation efforts primarily focused on other revenues on the consolidated statements of operations.

Other

  Effective January 3, 2017, the Chicago Mercantile Exchange ("CME") amended its rulebook, resulting in the characterization of variation margin transfers as settlement payments, as opposed to adjustments to collateral. These amendments will impact the accounting treatment of the Company's centrally cleared derivatives, for which the CME serves as the central clearing party. The application of the amended rulebook is expected to reduce the gross derivative assets and liabilities, as well as the related collateral, recorded on the consolidated balance sheet for trades cleared through the CME. The Company is currently evaluating the impact of these amendments on its consolidated financial statements. This change is not expected to impact the tax treatment of such derivatives, although the Internal Revenue Service ("IRS") is being asked to issue definitive guidance.

2. Segment Information

  The Company is organized into two segments: U.S. and MetLife Holdings. In addition, the Company reports certain of its results of operations in Corporate & Other.

  On January 12, 2016, MetLife, Inc. announced its plan to separate a substantial portion of its former Retail segment, as well as certain portions of its former Corporate Benefit Funding segment and Corporate & Other (the "Separation"). MetLife, Inc. subsequently re-segmented the business to be separated and rebranded it "Brighthouse Financial."

  On October 5, 2016, Brighthouse Financial, Inc., a subsidiary of
MetLife, Inc. ("Brighthouse"), filed a registration statement on Form 10 (the "Form 10") with the U.S. Securities and Exchange Commission ("SEC"). On December 6, 2016, Brighthouse filed an amendment to its registration statement on Form 10 with the SEC. The information statement filed as an exhibit to the Form 10 disclosed that MetLife, Inc. intends to include Brighthouse Life Insurance Company (formerly, MetLife Insurance Company USA) ("Brighthouse Insurance"), New England Life Insurance Company ("NELICO"), a former wholly-owned subsidiary of Metropolitan Life Insurance Company, Brighthouse Life Insurance Company of NY (formerly, First MetLife Investors Insurance Company) ("Brighthouse NY"), Brighthouse Investment Advisers, LLC (formerly, MetLife Advisers, LLC) and certain captive reinsurance companies in the proposed separated business and distribute at least 80.1% of the shares of Brighthouse's common stock on a pro rata basis to the holders of MetLife, Inc. common stock.

  The ultimate form and timing of the Separation will be influenced by a number of factors, including regulatory considerations and economic conditions. MetLife continues to evaluate and pursue structural alternatives for the proposed Separation. The Separation remains subject to certain conditions, including among others, obtaining final approval from the MetLife, Inc. Board of Directors, receipt of a favorable ruling from the IRS and an opinion from MetLife's tax advisor regarding certain U.S. federal income tax matters, insurance and other regulatory approvals, and an SEC declaration of the effectiveness of the Form 10.

U.S.

  The U.S. segment offers a broad range of protection products and services aimed at serving the financial needs of customers throughout their lives. These products are sold to corporations and their respective employees, other institutions and their respective members, as well as individuals. The U.S. segment is organized into two businesses: Group Benefits and Retirement and Income Solutions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


  . The Group Benefits business offers insurance products and services which include life, dental, group short- and long-term disability, individual disability, accidental death and dismemberment, critical illness, vision and accident & health coverages, as well as prepaid legal plans. This business also sells administrative services-only arrangements to some employers.

  . The Retirement and Income Solutions business offers a broad range of annuity and investment products, including guaranteed interest contracts and other stable value products, institutional income annuities and separate account contracts for the investment management of defined benefit and defined contribution plan assets. This business also includes structured settlements and certain products to fund postretirement benefits and company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives.

MetLife Holdings

  The MetLife Holdings segment consists of operations relating to products and businesses no longer actively marketed by the Company in the United States. These products and businesses include variable, universal, term and whole life, as well as variable, fixed and index-linked annuities. The MetLife Holdings segment also includes the Company's discontinued long-term care business.

Corporate & Other

  Corporate & Other contains the excess capital, as well as certain charges and activities, not allocated to the segments, including enterprise-wide strategic initiative restructuring charges and various start-up businesses (including the investment management business through which the Company offers fee-based investment management services to institutional clients, as well as the direct to consumer portion of the U.S. Direct business). Corporate & Other also includes the Company's ancillary international operations, the businesses of the Company that MetLife, Inc. plans to separate and include in Brighthouse Financial and interest expense related to the majority of the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. In addition, Corporate & Other includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

Financial Measures and Segment Accounting Policies

  Operating earnings is used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is also the Company's GAAP measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business. Operating earnings allows analysis of the Company's performance and facilitates comparisons to industry results.

  Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

  The financial measures of operating revenues and operating expenses focus on the Company's primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and divested businesses and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife and are referred to as divested businesses. Operating revenues also excludes net investment gains (losses) and net derivative gains (losses).

  The following additional adjustments are made to revenues, in the line items indicated, in calculating operating revenues:

 . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

 . Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment, (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method and (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


  The following additional adjustments are made to expenses, in the line items indicated, in calculating operating expenses:

 .   Policyholder benefits and claims and policyholder dividends excludes:
     (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses), (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets, (iii) benefits and hedging costs related to GMIBs ("GMIB Costs") and (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

 . Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment;

 . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs and (iii) Market Value Adjustments;

 . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

 . Other expenses excludes costs related to noncontrolling interests and goodwill impairments.

  The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from the Company's effective tax rate.

  Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2016, 2015 and 2014 and at December 31, 2016 and 2015. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for operating earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

  Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife's and the Company's business.

  MetLife's economic capital model, coupled with considerations of local capital requirements, aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed. These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon while applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife's management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards.

  Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, income (loss) from continuing operations, net of income tax, or operating earnings.

  Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


                                                                  Operating Results
                                                   -----------------------------------------------
                                                                 MetLife    Corporate                                 Total
Year Ended December 31, 2016                          U.S.       Holdings    & Other      Total      Adjustments   Consolidated
-------------------------------------------------- ----------  -----------  ---------  -----------  ------------  -------------
                                                                                   (In millions)
Revenues
Premiums.......................................... $   17,921  $     4,411   $     61  $    22,393    $       --    $    22,393
Universal life and investment-type product policy
 fees.............................................        988        1,236        216        2,440           102          2,542
Net investment income.............................      6,075        5,606        (67)      11,614          (531)        11,083
Other revenues....................................        750          110        618        1,478            --          1,478
Net investment gains (losses).....................         --           --         --           --           132            132
Net derivative gains (losses).....................         --           --         --           --        (1,138)        (1,138)
                                                   ----------  -----------  ---------  -----------  ------------  -------------
  Total revenues..................................     25,734       11,363        828       37,925        (1,435)        36,490
                                                   ----------  -----------  ---------  -----------  ------------  -------------
Expenses
Policyholder benefits and claims and policyholder
 dividends........................................     18,935        7,255        130       26,320           171         26,491
Interest credited to policyholder account
 balances.........................................      1,297          907         32        2,236            (3)         2,233
Capitalization of DAC.............................        (60)        (267)        (5)        (332)           --           (332)
Amortization of DAC and VOBA......................         56          675         56          787          (346)           441
Interest expense on debt..........................         10            7         95          112            --            112
Other expenses....................................      2,770        1,850        825        5,445           137          5,582
                                                   ----------  -----------  ---------  -----------  ------------  -------------
  Total expenses..................................     23,008       10,427      1,133       34,568           (41)        34,527
                                                   ----------  -----------  ---------  -----------  ------------  -------------
Provision for income tax expense (benefit)........        975          270       (551)         694          (487)           207
                                                   ----------  -----------  ---------  -----------                -------------
  Operating earnings.............................. $    1,751  $       666   $    246        2,663
                                                   ==========  ===========  =========
Adjustments to:
Total revenues....................................                                          (1,435)
Total expenses....................................                                              41
Provision for income tax (expense) benefit........                                             487
                                                                                       -----------
  Income (loss) from continuing operations, net of income tax                          $     1,756                  $     1,756
                                                                                       ===========                =============

                                                     MetLife   Corporate
 At December 31, 2016                       U.S.     Holdings   & Other    Total
---------------------------------------  ---------- ---------- --------- ----------
                                                       (In millions)
 Total assets........................... $  247,314 $  163,048 $  22,199 $  432,561
 Separate account assets................ $   85,854 $   47,982 $      -- $  133,836
 Separate account liabilities........... $   85,854 $   47,982 $      -- $  133,836

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


                                                            Operating Results
                                               --------------------------------------------
                                                             MetLife   Corporate                             Total
Year Ended December 31, 2015                      U.S.       Holdings   & Other     Total    Adjustments  Consolidated
 -------------------------------------------   ---------    ---------  ---------  ---------  -----------  ------------
                                                                           (In millions)
Revenues
Premiums...................................... $  17,340    $   4,527  $      67  $  21,934      $    --    $   21,934
Universal life and investment-type product
 policy fees..................................       941        1,294        249      2,484          100         2,584
Net investment income.........................     6,037        5,902         94     12,033         (456)       11,577
Other revenues................................       729          135        672      1,536           --         1,536
Net investment gains (losses).................        --           --         --         --          259           259
Net derivative gains (losses).................        --           --         --         --          881           881
                                               ---------    ---------  ---------  ---------  -----------  ------------
  Total revenues..............................    25,047       11,858      1,082     37,987          784        38,771
                                               ---------    ---------  ---------  ---------  -----------  ------------
Expenses
Policyholder benefits and claims and
 policyholder dividends.......................    18,384        7,218        125     25,727           64        25,791
Interest credited to policyholder account
 balances.....................................     1,212          933         34      2,179            4         2,183
Capitalization of DAC.........................       (71)        (409)        (2)      (482)          --          (482)
Amortization of DAC and VOBA..................        59          527         44        630          112           742
Interest expense on debt......................         5            4        113        122           --           122
Other expenses................................     2,724        1,825      1,324      5,873            3         5,876
                                               ---------    ---------  ---------  ---------  -----------  ------------
  Total expenses..............................    22,313       10,098      1,638     34,049          183        34,232
                                               ---------    ---------  ---------  ---------  -----------  ------------
Provision for income tax expense (benefit)....       981          555         37      1,573          209         1,782
                                               ---------    ---------  ---------  ---------                 ----------
  Operating earnings.......................... $   1,753    $   1,205  $    (593)     2,365
                                               =========    =========  =========
Adjustments to:
Total revenues................................                                          784
Total expenses................................                                         (183)
Provision for income tax (expense) benefit....                                         (209)
                                                                                  ---------
  Income (loss) from continuing operations, net of income
   tax...................................................                         $   2,757                 $    2,757
                                                                                  =========               ============

                                                     MetLife   Corporate
 At December 31, 2015                       U.S.     Holdings   & Other    Total
---------------------------------------  ---------- ---------- --------- ----------
                                                       (In millions)
 Total assets........................... $  231,653 $  178,734 $  39,133 $  449,520
 Separate account assets................ $   79,540 $   48,478 $   7,921 $  135,939
 Separate account liabilities........... $   79,540 $   48,478 $   7,921 $  135,939

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

2. Segment Information (continued)


                                                                 Operating Results
                                                   ---------------------------------------------
                                                                MetLife    Corporate                              Total
Year Ended December 31, 2014                          U.S.      Holdings    & Other      Total    Adjustments  Consolidated
-------------------------------------------------- ----------  ----------  ---------  ----------  -----------  ------------
                                                                                 (In millions)
Revenues
Premiums.......................................... $   16,771  $    4,523  $      90  $   21,384    $      --    $   21,384
Universal life and investment-type product policy
 fees.............................................        907       1,257        248       2,412           54         2,466
Net investment income.............................      5,927       6,105        333      12,365         (472)       11,893
Other revenues....................................        702         407        699       1,808           --         1,808
Net investment gains (losses).....................         --          --         --          --          143           143
Net derivative gains (losses).....................         --          --         --          --        1,037         1,037
                                                   ----------  ----------  ---------  ----------  -----------  ------------
  Total revenues..................................     24,307      12,292      1,370      37,969          762        38,731
                                                   ----------  ----------  ---------  ----------  -----------  ------------
Expenses
Policyholder benefits and claims and policyholder
 dividends........................................     17,825       7,102        123      25,050           45        25,095
Interest credited to policyholder account
 balances.........................................      1,164         966         33       2,163           11         2,174
Capitalization of DAC.............................        (78)       (325)       (21)       (424)          --          (424)
Amortization of DAC and VOBA......................         54         467         58         579          116           695
Interest expense on debt..........................         12           8        130         150            1           151
Other expenses....................................      2,639       1,709      1,307       5,655           (6)        5,649
                                                   ----------  ----------  ---------  ----------  -----------  ------------
  Total expenses..................................     21,616       9,927      1,630      33,173          167        33,340
                                                   ----------  ----------  ---------  ----------  -----------  ------------
Provision for income tax expense (benefit)........        954         762      (394)       1,322          210         1,532
                                                   ----------  ----------  ---------  ----------               ------------
  Operating earnings.............................. $    1,737  $    1,603  $     134       3,474
                                                   ==========  ==========  =========
Adjustments to:
Total revenues....................................                                           762
Total expenses....................................                                          (167)
Provision for income tax (expense) benefit........                                          (210)
                                                                                      ----------
  Income (loss) from continuing operations, net of income
   tax......................................................                          $    3,859                 $    3,859
                                                                                      ==========               ============

  The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                                   Years Ended December 31,
                                                   -----------------------
                                                    2016     2015    2014
                                                   -------  ------- -------
                                                        (In millions)
     Life insurance............................... $13,907  $13,811 $13,865
     Accident & health insurance..................   7,889    7,475   7,247
     Annuities....................................   4,379    4,548   4,352
     Non-insurance................................     238      220     194
                                                   -------  ------- -------
      Total....................................... $26,413  $26,054 $25,658
                                                   =======  ======= =======

  Substantially all of the Company's consolidated premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

  Revenues derived from one U.S. customer were $2.8 billion, $2.7 billion and $2.8 billion for the years ended December 31, 2016, 2015 and 2014, respectively, which represented 10%, 10% and 11%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2016, 2015 and 2014.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)


3. Dispositions

2016 Dispositions

  In December 2016, the Company distributed to MetLife, Inc. as a non-cash extraordinary dividend all of the issued and outstanding shares of common stock of its wholly-owned subsidiaries, NELICO and General American Life Insurance Company ("GALIC"). The net book value of NELICO and GALIC at the time of the dividend was $2.9 billion, which was recorded as a dividend of retained earnings of $2.7 billion and a decrease to other comprehensive income of $254 million, net of income tax. As of the date of the dividend payment, the Company no longer consolidates the assets, liabilities and operations of NELICO and GALIC.

2014 Disposition

  In December 2014, Metropolitan Life Insurance Company distributed to MetLife, Inc., as a dividend, all of the issued and outstanding shares of common stock of its wholly-owned, broker-dealer subsidiary, New England Securities Corporation ("NES"). The net book value of NES at the time of the dividend was $35 million, which was recorded as a dividend of retained earnings of $35 million. As of the date of the dividend payment, the Company no longer consolidates the assets, liabilities and operations of NES.

4. Insurance

Insurance Liabilities

  Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, policyholder account balances and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                           December 31,
                                        -------------------
                                          2016      2015
                                        --------- ---------
                                           (In millions)
                     U.S............... $ 124,505 $ 119,806
                     MetLife Holdings..    89,911    98,346
                     Corporate & Other.       337     2,383
                                        --------- ---------
                      Total............ $ 214,753 $ 220,535
                                        ========= =========

  See Note 6 for discussion of affiliated reinsurance liabilities included in the table above.

  Future policy benefits are measured as follows:

      -------------------------------------------------------------------
      Product Type:                Measurement Assumptions:
      -------------------------------------------------------------------
      Participating life           Aggregate of (i) net level premium
                                     reserves for death and endowment
                                     policy benefits (calculated based
                                     upon the non-forfeiture interest
                                     rate, ranging from 3% to 7%, and
                                     mortality rates guaranteed in
                                     calculating the cash surrender
                                     values described in such
                                     contracts); and (ii) the liability
                                     for terminal dividends.
      -------------------------------------------------------------------
      Nonparticipating life        Aggregate of the present value of
                                     expected future benefit payments
                                     and related expenses less the
                                     present value of expected future
                                     net premiums. Assumptions as to
                                     mortality and persistency are based
                                     upon the Company's experience when
                                     the basis of the liability is
                                     established. Interest rate
                                     assumptions for the aggregate
                                     future policy benefit liabilities
                                     range from 2% to 11%.
      -------------------------------------------------------------------
      Individual and group         Present value of expected future
      traditional fixed annuities    payments. Interest rate assumptions
      after annuitization            used in establishing such
                                     liabilities range from 2% to 11%.
      -------------------------------------------------------------------
      Non-medical health           The net level premium method and
      insurance                      assumptions as to future morbidity,
                                     withdrawals and interest, which
                                     provide a margin for adverse
                                     deviation. Interest rate
                                     assumptions used in establishing
                                     such liabilities range from 4% to
                                     7%.
      -------------------------------------------------------------------
      Disabled lives               Present value of benefits method and
                                     experience assumptions as to claim
                                     terminations, expenses and
                                     interest. Interest rate assumptions
                                     used in establishing such
                                     liabilities range from 2% to 8%.
      -------------------------------------------------------------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  Participating business represented 4% and 5% of the Company's life insurance in-force at December 31, 2016 and 2015, respectively. Participating policies represented 26%, 27% and 27% of gross traditional life insurance premiums for the years ended December 31, 2016, 2015 and 2014, respectively.

  Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from less than 1% to 13%, less expenses, mortality charges and withdrawals.

Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. GMABs, the non-life-contingent portion of GMWBs and the portion of certain GMIBs that do not require annuitization are accounted for as embedded derivatives in policyholder account balances and are further discussed in
Note 9. Guarantees accounted for as insurance liabilities include:

 ------------------------------------------------------------------------------
 Guarantee:                                   Measurement Assumptions:
 ------------------------------------------------------------------------------
 GMDBs  . A return of purchase payment      . Present value of expected death
           upon death even if the account      benefits in excess of the
           value is reduced to zero.           projected account balance
                                               recognizing the excess ratably
                                               over the accumulation period
                                               based on the present value of
                                               total expected assessments.

        . An enhanced death benefit may be  . Assumptions are consistent with
           available for an additional fee.    those used for amortizing DAC,
                                               and are thus subject to the
                                               same variability and risk.

                                            . Investment performance and
                                               volatility assumptions are
                                               consistent with the historical
                                               experience of the appropriate
                                               underlying equity index, such
                                               as the S&P 500 Index.

                                            . Benefit assumptions are based on
                                               the average benefits payable
                                               over a range of scenarios.
 ------------------------------------------------------------------------------
 GMIBs  . After a specified period of time  . Present value of expected income
           determined at the time of           benefits in excess of the
           issuance of the variable            projected account balance at
           annuity contract, a minimum         any future date of
           accumulation of purchase            annuitization and recognizing
           payments, even if the account       the excess ratably over the
           value is reduced to zero, that      accumulation period based on
           can be annuitized to receive a      present value of total expected
           monthly income stream that is       assessments.
           not less than a specified
           amount.

        . Certain contracts also provide    . Assumptions are consistent with
           for a guaranteed lump sum           those used for estimating GMDB
           return of purchase premium in       liabilities.
           lieu of the annuitization
           benefit.

                                            . Calculation incorporates an
                                               assumption for the percentage
                                               of the potential annuitizations
                                               that may be elected by the
                                               contractholder.
 ------------------------------------------------------------------------------
 GMWBs. . A return of purchase payment via  . Expected value of the life
           partial withdrawals, even if        contingent payments and
           the account value is reduced to     expected assessments using
           zero, provided that cumulative      assumptions consistent with
           withdrawals in a contract year      those used for estimating the
           do not exceed a certain limit.      GMDB liabilities.

        . Certain contracts include
           guaranteed withdrawals that are
           life contingent.
 ------------------------------------------------------------------------------

  The Company also issues other annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                  Universal and Variable
                               Annuity Contracts      Life Contracts
                              ------------------  ----------------------
                                                  Secondary    Paid-Up
                                GMDBs     GMIBs   Guarantees  Guarantees   Total
                              --------  --------  ----------  ---------- ---------
                                                  (In millions)
Direct:
Balance at January 1, 2014... $    148  $    390    $    417     $    74 $   1,029
Incurred guaranteed benefits.       51        68         124           8       251
Paid guaranteed benefits.....       (3)       --          --          --        (3)
                              --------  --------  ----------  ---------- ---------
Balance at December 31, 2014.      196       458         541          82     1,277
Incurred guaranteed benefits.       37        80          86           9       212
Paid guaranteed benefits.....       (1)       --          --          --        (1)
                              --------  --------  ----------  ---------- ---------
Balance at December 31, 2015.      232       538         627          91     1,488
Incurred guaranteed benefits.       55        63          92          11       221
Paid guaranteed benefits.....       (1)       --          --          --        (1)
Dispositions (1).............      (18)     (134)        (99)         --      (251)
                              --------  --------  ----------  ---------- ---------
Balance at December 31, 2016. $    268  $    467    $    620     $   102 $   1,457
                              ========  ========  ==========  ========== =========
Ceded:
Balance at January 1, 2014... $    120  $    124    $    314     $    51 $     609
Incurred guaranteed benefits.      (80)     (100)         (9)          6      (183)
Paid guaranteed benefits.....       (3)       --          --          --        (3)
                              --------  --------  ----------  ---------- ---------
Balance at December 31, 2014.       37        24         305          57       423
Incurred guaranteed benefits.       14         2          49           6        71
Paid guaranteed benefits.....       (1)       --          --          --        (1)
                              --------  --------  ----------  ---------- ---------
Balance at December 31, 2015.       50        26         354          63       493
Incurred guaranteed benefits.       13        (8)         (8)          8         5
Paid guaranteed benefits.....       (1)       --          --          --        (1)
Dispositions (1).............      (18)      (39)        (97)         --      (154)
                              --------  --------  ----------  ---------- ---------
Balance at December 31, 2016. $     44  $    (21)   $    249     $    71 $     343
                              ========  ========  ==========  ========== =========
Net:
Balance at January 1, 2014... $     28  $    266    $    103     $    23 $     420
Incurred guaranteed benefits.      131       168         133           2       434
Paid guaranteed benefits.....       --        --          --          --        --
                              --------  --------  ----------  ---------- ---------
Balance at December 31, 2014.      159       434         236          25       854
Incurred guaranteed benefits.       23        78          37           3       141
Paid guaranteed benefits.....       --        --          --          --        --
                              --------  --------  ----------  ---------- ---------
Balance at December 31, 2015.      182       512         273          28       995
Incurred guaranteed benefits.       42        71         100           3       216
Paid guaranteed benefits.....       --        --          --          --        --
Dispositions (1).............       --      (95)         (2)          --      (97)
                              --------  --------  ----------  ---------- ---------
Balance at December 31, 2016. $    224  $    488    $    371     $    31 $   1,114
                              ========  ========  ==========  ========== =========

--------
(1) See Note 3.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


    Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                                         December 31,
                                            ------------------------------------------------------------------
                                                           2016                                2015
                                            -------------------------------     ------------------------------
                                                 In the             At               In the             At
                                              Event of Death    Annuitization     Event of Death   Annuitization
                                            ----------------  ---------------   ----------------  -------------
                                                                    (Dollars in millions)
Annuity Contracts (1):
Variable Annuity Guarantees:
  Total account value (2)..................   $    54,629       $    24,310       $    59,858      $    27,648
  Separate account value...................   $    43,359       $    23,330       $    48,216      $    26,530
  Net amount at risk.......................   $     1,386 (3)   $       328 (4)   $     1,698 (3)  $       379 (4)
Average attained age of contractholders....      65 years          64 years          65 years         63 years
Other Annuity Guarantees:
  Total account value (2)..................           N/A       $       141               N/A      $       406
  Net amount at risk.......................           N/A       $        92 (5)           N/A      $       144 (5)
Average attained age of contractholders....           N/A          52 years               N/A         56 years

                                                                         December 31,
                                            ------------------------------------------------------------------
                                                           2016                                2015
                                            -------------------------------     ------------------------------
                                               Secondary          Paid-Up          Secondary          Paid-Up
                                                Guarantees       Guarantees         Guarantees      Guarantees
                                            ----------------  ---------------   ----------------  -------------
                                                                    (Dollars in millions)
Universal and Variable Life Contracts (1):
  Total account value (2)..................   $     4,306       $     1,014       $     8,166      $     1,052
  Net amount at risk (6)...................   $    49,161       $     7,164       $    75,994      $     7,658
Average attained age of policyholders......      53 years          62 years          55 years         61 years

--------

(1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2) Includes the contractholder's investments in the general account and separate account, if applicable.

(3) Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(4) Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

(5) Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.

(6) Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                       -------------------
                                         2016      2015
                                       --------- ---------
                                          (In millions)
                      Fund Groupings:
                      Equity.......... $  19,929 $  23,701
                      Balanced........    18,833    21,082
                      Bond............     3,882     4,454
                      Money Market....        64       132
                                       --------- ---------
                       Total.......... $  42,708 $  49,369
                                       ========= =========

Obligations Assumed Under Structured Settlement Assignments

  The Company assumes structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the periodic claims to be provided and reported as other policy-related balances. The Company receives a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchases annuities from affiliates to fund these periodic payment claim obligations and designates payments to be made directly to the claimant by the affiliated annuity writer. These annuities funding structured settlement claims are recorded as an investment. See Note 1.

  See Note 8 for additional information on obligations assumed under structured settlement assignments.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain unconsolidated special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2016, 2015 and 2014, the Company issued $39.7 billion, $35.1 billion and $36.7 billion, respectively, and repaid $38.5 billion, $35.5 billion and $31.7 billion, respectively, of such funding agreements. At December 31, 2016 and 2015, liabilities for funding agreements outstanding, which are included in policyholder account balances, were $30.8 billion and $29.5 billion, respectively.

  Metropolitan Life Insurance Company and GALIC, a former subsidiary, are members of regional banks in the Federal Home Loan Bank ("FHLB") system ("FHLBanks"). Holdings of common stock of FHLBanks, included in equity securities, were as follows at:

                                           December 31,
                                    ---------------------------
                                         2016          2015
                                    -----------     -----------
                                           (In millions)
                FHLB of New York... $       748     $       666
                FHLB of Des Moines. $        -- (1) $        40

---------

(1) See Note 3 for information on the disposition of GALIC.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  The Company has also entered into funding agreements with FHLBanks and the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in policyholder account balances. Information related to such funding agreements was as follows at:

                                Liability                    Collateral
                        ------------------------- -----------------------------
                                               December 31,
                        -------------------------------------------------------
                            2016         2015           2016             2015
                        ------------ ------------ ------------     ------------
                                               (In millions)
FHLB of New York (1)... $     14,445 $     12,570 $     16,828 (2) $     14,085 (2)
Farmer Mac (3)......... $      2,550 $      2,550 $      2,645     $      2,643
FHLB of Des Moines (1). $         -- $        750 $         -- (2) $        851 (2)

------------
(1) Represents funding agreements issued to the applicable FHLBank in exchange for cash and for which such FHLBank has been granted a lien on certain assets, some of which are in the custody of such FHLBank, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of such FHLBank as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, such FHLBank's recovery on the collateral is limited to the amount of the Company's liability to such FHLBank.

(2) Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3) Represents funding agreements issued to a subsidiary of Farmer Mac, as well as certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

Liabilities for Unpaid Claims and Claim Expenses

  The following is information about incurred and paid claims development by segment as of December 31, 2016. Such amounts are presented net of reinsurance, and are not discounted. The tables present claims development and cumulative claim payments by incurral year. The development tables are only presented for significant short-duration product liabilities within each segment. Where practical, up to 10 years of history has been provided. The information about incurred and paid claims development prior to 2016 is presented as supplementary information, as described in Note 1.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  U.S.

   Group Life - Term

                     Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance     At December 31, 2016
                     -------------------------------------------------------------------------  ----------------------------
                                 For the Years Ended December 31,                                  Total IBNR
                     -------------------------------------------------------------------------  Liabilities Plus Cumulative
                                     (Unaudited)                                                    Expected     Number of
                     -----------------------------------------------------------                 Development on   Reported
   Incurral Year       2011        2012        2013        2014        2015         2016        Reported Claims    Claims
-------------------  --------    --------    --------    --------    --------    ----------     ---------------- -----------
                                                     (Dollars in millions)
 2011............... $  6,318    $  6,290    $  6,293    $  6,269    $  6,287     $   6,295               $    3     207,139
 2012...............                6,503       6,579       6,569       6,546         6,568                    3     208,441
 2013...............                            6,637       6,713       6,719         6,720                    8     210,597
 2014...............                                        6,986       6,919         6,913                   13     210,347
 2015...............                                                    7,040         7,015                   27     210,838
 2016...............                                                                  7,125                  825     184,085
                                                                                 ----------
 Total.........................................................................      40,636
Cumulative paid claims and paid allocated claim adjustment
 expenses, net of reinsurance...................................................    (38,879)
All outstanding liabilities for incurral years prior to 2011,
 net of reinsurance.............................................................         12
                                                                                 ----------
 Total unpaid claims and claim adjustment expenses, net of
  reinsurance..................................................................   $   1,769
                                                                                 ==========

            Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
            ---------------------------------------------------------------------------------------
                             For the Years Ended December 31,
            ---------------------------------------------------------------------------------------
                                 (Unaudited)
            -----------------------------------------------------------------------
 Incurral
   Year        2011           2012           2013          2014          2015           2016
 ---------  ----------     ----------     ----------    ----------    ----------    ------------
                                       (In millions)
  2011..... $    4,982     $    6,194     $    6,239    $    6,256    $    6,281     $     6,290
  2012.....                     5,132          6,472         6,518         6,532           6,558
  2013.....                                    5,216         6,614         6,664           6,678
  2014.....                                                  5,428         6,809           6,858
  2015.....                                                                5,524           6,913
  2016.....                                                                                5,582
                                                                                    ------------
  Total cumulative paid claims and paid allocated claim
   adjustment expenses, net of reinsurance........................................   $    38,879
                                                                                    ============

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration as of December 31, 2016:

                          Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                          -------------------------------------------------------------------------------
 Years...................            1             2            3            4            5             6
 Group Life -- Term......         78.4%         20.0%         0.7%         0.2%         0.4%         0.2%

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


   Group Long-Term Disability

                     Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance     At December 31, 2016
                     -------------------------------------------------------------------------  ----------------------------
                                   For the Years Ended December 31,                                Total IBNR
                     -------------------------------------------------------------------------  Liabilities Plus Cumulative
                                        (Unaudited)                                                 Expected     Number of
                     ------------------------------------------------------------                Development on   Reported
   Incurral Year       2011         2012        2013        2014        2015         2016       Reported Claims    Claims
-------------------  ---------    ---------   ---------    ---------  ---------   ----------    ---------------- -----------
                                                       (Dollars in millions)
 2011............... $     955    $     916   $     894   $     914   $     924    $     923              $   --      21,187
 2012...............                    966         979         980       1,014        1,034                  --      19,502
 2013...............                              1,008       1,027       1,032        1,049                  --      20,547
 2014...............                                          1,076       1,077        1,079                   6      22,233
 2015...............                                                      1,082        1,105                  29      18,172
 2016...............                                                                   1,131                 534       8,960
                                                                                  ----------
 Total..........................................................................       6,321
Cumulative paid claims and paid allocated claim adjustment expenses,
 net of reinsurance..............................................................     (2,277)
All outstanding liabilities for incurral years prior to 2011, net of
 reinsurance.....................................................................      2,933
                                                                                  ----------
 Total unpaid claims and claim adjustment expenses, net of reinsurance..........   $   6,977
                                                                                  ==========

                     Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
                     ---------------------------------------------------------------------------------------
                                           For the Years Ended December 31,
                     ---------------------------------------------------------------------------------------
                                               (Unaudited)
                     ------------------------------------------------------------------------
   Incurral Year        2011           2012           2013           2014           2015          2016
-------------------  -----------   ------------   ------------   ------------   ------------  -------------
                                                     (In millions)
 2011............... $        44   $        217   $        337   $        411   $        478   $        537
 2012...............                         43            229            365            453            524
 2013...............                                        43            234            382            475
 2014...............                                                       51            266            428
 2015...............                                                                      50            264
 2016...............                                                                                     49
                                                                                              -------------
 Total cumulative paid claims and paid allocated claim adjustment expenses, net of
  reinsurance...............................................................................   $      2,277
                                                                                              =============

   Average Annual Percentage Payout

     The following is supplementary information about average historical claims duration as of December 31, 2016:

                          Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
                          -------------------------------------------------------------------------------
Years....................           1             2             3            4            5             6
Group Long-Term
 Disability..............         4.4%         18.9%         13.8%         8.4%         7.1%         6.3%

  Significant Methodologies and Assumptions

     Group Life - Term and Group Long-Term Disability incurred but not paid ("IBNP") liabilities are developed using a combination of loss ratio and development methods. Claims in the course of settlement are then subtracted from the IBNP liabilities resulting in the IBNR liabilities. The loss ratio method is used in the period in which the claims are neither sufficient nor credible. In developing the loss ratios, any material rate increases that could change the underlying premium without affecting the estimated incurred losses are taken into account. For periods where sufficient and credible claim data exists, the development method is used based on the claim triangles which categorize claims according to both the period in which they were incurred and the period in which they were paid, adjudicated or reported. The end result is a triangle of known data that is used to develop known completion ratios and factors. Claims paid are then subtracted from the estimated ultimate incurred claims to calculate the IBNP liability.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


        An expense liability is held for the future expenses associated with the payment of incurred but not yet paid claims (IBNR and pending). This is expressed as a percentage of the underlying claims liability and is based on past experience and the anticipated future expense structure.

        For Group Life - Term and Group Long-Term Disability, first year incurred claims and allocated loss adjustment expenses increased in 2016 compared to the 2015 incurral year due to the growth in the size of the business.

        There were no significant changes in methodologies during 2016. The assumptions used in calculating the unpaid claims and claim adjustment expenses for Group Life - Term and Group Long-Term Disability are updated annually to reflect emerging trends in claim experience.

        No additional premiums or return premiums have been accrued as a result of the prior year development.

        Liabilities for Group Life - Term unpaid claims and claim adjustment expenses are not discounted.

        The liabilities for Group Long-Term Disability unpaid claims and claim adjustment expenses were $5.8 billion and $5.5 billion at December 31, 2016 and 2015, respectively. These amounts were discounted using interest rates ranging from 3% to 8%, based on the incurral year. The total discount applied to these liabilities was $1.3 billion at both
     December 31, 2016 and 2015. The amount of interest accretion recognized was $565 million, $517 million and $481 million for the years ended December 31, 2016, 2015 and 2014, respectively. These amounts were reflected in policyholder benefits and claims.

        For Group Life - Term, claims were based upon individual death claims. For Group Long-Term Disability, claim frequency was determined by the number of reported claims as identified by a unique claim number assigned to individual claimants. Claim counts initially include claims that do not ultimately result in a liability. These claims are omitted from the claim counts once it is determined that there is no liability.

        The Group Long-Term Disability IBNR, included in the development tables above, was developed using discounted cash flows, and is presented on a discounted basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  Reconciliation of the Disclosure of Incurred and Paid Claims Development to the Liability for Unpaid Claims and Claim Adjustment Expenses

    The reconciliation of the net incurred and paid claims development tables to the liability for unpaid claims and claims adjustment expenses on the consolidated balance sheet was as follows at:

                                                                                                       December 31, 2016
                                                                                                --------------------------------
                                                                                                         (In millions)
Short-Duration:
Unpaid claims and allocated claims adjustment expenses, net of reinsurance:
U.S.:
Group Life - Term.............................................................................. $         1,769
Group Long-Term Disability.....................................................................           6,977
                                                                                                ---------------
  Total........................................................................................                            8,746
                                                                                                                ----------------
Other insurance lines - all segments combined..................................................                              548
                                                                                                                ----------------
  Total unpaid claims and allocated claims adjustment expenses, net of reinsurance.............                            9,294
                                                                                                                ----------------

Reinsurance recoverables on unpaid claims:
U.S.:
Group Life - Term..............................................................................              21
Group Long-Term Disability.....................................................................              74
                                                                                                --------------- ----------------
  Total........................................................................................                               95
                                                                                                                ----------------
Other insurance lines - all segments combined..................................................                                5
                                                                                                                ----------------
  Total reinsurance recoverable on unpaid claims...............................................                              100
                                                                                                                ----------------
  Total unpaid claims and allocated claims adjustment expense..................................                            9,394
Discounting....................................................................................                          (1,277)
                                                                                                                ----------------
  Liability for unpaid claims and claim adjustment liabilities - short-duration................                            8,117
Liability for unpaid claims and claim adjustment liabilities - all long-duration lines.........                            3,504
                                                                                                                ----------------
   Total liability for unpaid claims and claim adjustment expense (included in future policy
    benefits and other policy-related balances)................................................                 $         11,621
                                                                                                                ================

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

4. Insurance (continued)


  Rollforward of Claims and Claim Adjustment Expenses

    Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

                                                        Years Ended December 31,
                                            ------------------------------------------------
                                                  2016          2015 (1)        2014 (1)
                                            ---------------- --------------- ---------------
                                                             (In millions)
Balance at December 31 of prior period..... $          7,527 $         7,310 $         7,022
  Less: Reinsurance recoverables...........              273             286             290
                                            ---------------- --------------- ---------------
Net balance at December 31 of prior period.            7,254           7,024           6,732
Cumulative adjustment (2)..................            3,397              --              --
                                            ---------------- --------------- ---------------
Net balance at January 1,..................           10,651           7,024           6,732
Incurred related to:
  Current year.............................           16,321           5,316           5,099
  Prior years (3)..........................              325              13              --
                                            ---------------- --------------- ---------------
    Total incurred.........................           16,646           5,329           5,099
Paid related to:
  Current year.............................         (10,461)         (3,415)         (3,228)
  Prior years..............................          (5,638)         (1,684)         (1,579)
                                            ---------------- --------------- ---------------
    Total paid.............................         (16,099)         (5,099)         (4,807)
Dispositions (4)...........................            (116)              --              --
                                            ---------------- --------------- ---------------
Net balance at December 31,................           11,082           7,254           7,024
  Add: Reinsurance recoverables............              539             273             286
                                            ---------------- --------------- ---------------
Balance at December 31,.................... $         11,621 $         7,527 $         7,310
                                            ================ =============== ===============

---------

(1) Limited to group accident and non-medical health policies and contracts.

(2) Reflects the accumulated adjustment, net of reinsurance, upon implementation of the new short-duration contracts guidance which clarified the requirement to include claim information for long-duration contracts. The accumulated adjustment primarily reflects unpaid claim liabilities, net of reinsurance, for long-duration contracts as of the beginning of the period presented. Prior periods have not been restated. See Note 1.

(3) During 2016, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years increased due to the implementation of new guidance related to short-duration contracts.

(4) See Note 3.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $73.6 billion and $79.7 billion at December 31, 2016 and 2015, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $60.2 billion and $56.2 billion at December 31, 2016 and 2015, respectively. The latter category consisted primarily of guaranteed interest contracts. The average interest rate credited on these contracts was 2.39% and 2.40% at December 31, 2016 and 2015, respectively.

  For the years ended December 31, 2016, 2015 and 2014, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles


  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, nonparticipating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 7. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


  Information regarding DAC and VOBA was as follows:

                                                                              Years Ended December 31,
                                                                 -------------------------------------------------
                                                                       2016             2015             2014
                                                                 ---------------  ---------------  ---------------
                                                                                   (In millions)
DAC:
Balance at January 1,...........................................  $        5,977   $        5,905   $        6,338
Capitalizations.................................................             332              482              424
Amortization related to:
Net investment gains (losses) and net derivative gains (losses).             353             (111)            (104)
Other expenses..................................................            (791)            (624)            (583)
                                                                 ---------------  ---------------  ---------------
  Total amortization............................................            (438)            (735)            (687)
                                                                 ---------------  ---------------  ---------------
Unrealized investment gains (losses)............................             (12)             325             (170)
Dispositions (1)................................................          (1,145)              --               --
                                                                 ---------------  ---------------  ---------------
Balance at December 31,.........................................           4,714            5,977            5,905
                                                                 ---------------  ---------------  ---------------
VOBA:
Balance at January 1,...........................................              66               70               78
Amortization related to:
Other expenses..................................................              (3)              (7)              (8)
                                                                 ---------------  ---------------  ---------------
  Total amortization............................................              (3)              (7)              (8)
                                                                 ---------------  ---------------  ---------------
Unrealized investment gains (losses)............................              13                3               --
Dispositions (1)................................................             (47)              --               --
                                                                 ---------------  ---------------  ---------------
Balance at December 31,.........................................              29               66               70
                                                                 ---------------  ---------------  ---------------
Total DAC and VOBA:
Balance at December 31,.........................................  $        4,743   $        6,043   $        5,975
                                                                 ===============  ===============  ===============

-----------

(1) See Note 3.

  Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows at:

                                           December 31,
                                   -----------------------------
                                        2016           2015
                                   -------------- --------------
                                           (In millions)
                U.S...............  $         421  $         418
                MetLife Holdings..          4,317          5,000
                Corporate & Other.              5            625
                                   -------------- --------------
                  Total...........  $       4,743  $       6,043
                                   ============== ==============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


  Information regarding other intangibles was as follows:

                                              Years Ended December 31,
                                      ----------------------------------------
                                          2016          2015          2014
                                      ------------  ------------  ------------
                                                    (In millions)
DSI:
Balance at January 1,................  $       130   $       122   $       175
Capitalization.......................            4             8            10
Amortization.........................          (16)          (21)          (28)
Unrealized investment gains (losses).            1            21           (35)
Dispositions (1).....................  $       (14)  $        --   $        --
                                      ------------  ------------  ------------
Balance at December 31,..............  $       105   $       130   $       122
                                      ============  ============  ============
VODA and VOCRA:
Balance at January 1,................  $       265   $       295   $       325
Amortization.........................          (30)          (30)          (30)
                                      ------------  ------------  ------------
Balance at December 31,..............  $       235   $       265   $       295
                                      ============  ============  ============
Accumulated amortization.............  $       222   $       192   $       162
                                      ============  ============  ============

---------

   (1)See Note 3.

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                             VOBA      VODA and VOCRA
                                        -------------- ---------------
                                                (In millions)
         2017..........................  $           2  $           28
         2018..........................  $           2  $           26
         2019..........................  $           2  $           24
         2020..........................  $           2  $           22
         2021..........................  $           2  $           19

6. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

U.S.

  For certain policies within the Group Benefits business, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements. The majority of the Company's reinsurance activity within this business relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)

  The Company's Retirement and Income Solutions business has periodically engaged in reinsurance activities, on an opportunistic basis. The impact of these activities on the financial results of this business has not been significant and there were no significant transactions during the periods presented.

MetLife Holdings

  For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $2 million for most products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  For annuities, the Company reinsures 100% of the living and death benefit guarantees issued in connection with certain variable annuities issued since 2004 to an affiliate and portions of the living and death benefit guarantees issued in connection with its variable annuities issued prior to 2004 to affiliated and unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer. The Company also assumes 100% of certain variable annuity risks issued by an affiliate.

Catastrophe Coverage

  The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts, and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2016 and 2015, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.9 billion and $2.4 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2016 and 2015, respectively.

  At December 31, 2016, the Company had $3.0 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.1 billion, or 70%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.4 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2015, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.2 billion, or 78%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The Company has reinsured with an unaffiliated third-party reinsurer, 59% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                          Years Ended December 31,
                                                               ----------------------------------------------
                                                                    2016            2015            2014
                                                               --------------  --------------  --------------
                                                                                (In millions)
Premiums
Direct premiums...............................................  $      21,931   $      21,497   $      20,963
Reinsurance assumed...........................................          1,687           1,679           1,673
Reinsurance ceded.............................................         (1,225)         (1,242)         (1,252)
                                                               --------------  --------------  --------------
  Net premiums................................................  $      22,393   $      21,934   $      21,384
                                                               ==============  ==============  ==============
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees.  $       3,006   $       3,050   $       3,029
Reinsurance assumed...........................................             60              58              48
Reinsurance ceded.............................................           (524)           (524)           (611)
                                                               --------------  --------------  --------------
  Net universal life and investment-type product policy fees..  $       2,542   $       2,584   $       2,466
                                                               ==============  ==============  ==============
Other revenues
Direct other revenues.........................................  $         851   $         875   $       1,040
Reinsurance assumed...........................................             (2)              5               2
Reinsurance ceded.............................................            629             656             766
                                                               --------------  --------------  --------------
  Net other revenues..........................................  $       1,478   $       1,536   $       1,808
                                                               ==============  ==============  ==============
Policyholder benefits and claims
Direct policyholder benefits and claims.......................  $      25,226   $      24,541   $      23,978
Reinsurance assumed...........................................          1,496           1,454           1,416
Reinsurance ceded.............................................         (1,431)         (1,468)         (1,539)
                                                               --------------  --------------  --------------
  Net policyholder benefits and claims........................  $      25,291   $      24,527   $      23,855
                                                               ==============  ==============  ==============
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances.....  $       2,279   $       2,240   $       2,227
Reinsurance assumed...........................................             35              33              35
Reinsurance ceded.............................................            (81)            (90)            (88)
                                                               --------------  --------------  --------------
  Net interest credited to policyholder account balances......  $       2,233   $       2,183   $       2,174
                                                               ==============  ==============  ==============
Other expenses
Direct other expenses.........................................  $       4,830   $       5,448   $       5,132
Reinsurance assumed...........................................            583             340             399
Reinsurance ceded.............................................            390             470             540
                                                               --------------  --------------  --------------
  Net other expenses..........................................  $       5,803   $       6,258   $       6,071
                                                               ==============  ==============  ==============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                       December 31,
                                   ------------------------------------------------------------------------------------
                                                     2016                                       2015
                                   ----------------------------------------- ------------------------------------------
                                                                     Total                                      Total
                                                                    Balance                                    Balance
                                    Direct    Assumed     Ceded      Sheet    Direct    Assumed      Ceded      Sheet
                                   --------- --------- ----------  --------- --------- ---------- ----------  ---------
                                                                           (In millions)
Assets
Premiums, reinsurance and other
 receivables......................  $  2,212  $    620  $  19,551   $ 22,383  $  1,957  $     667  $  21,098   $ 23,722
Deferred policy acquisition costs
 and value of business
 acquired.........................     4,977        55       (289)     4,743     5,973        458       (388)     6,043
                                   --------- --------- ----------  --------- --------- ---------- ----------  ---------
  Total assets....................  $  7,189  $    675  $  19,262   $ 27,126  $  7,930  $   1,125  $  20,710   $ 29,765
                                   ========= ========= ==========  ========= ========= ========== ==========  =========
Liabilities
Future policy benefits............  $113,920  $  1,640  $      (4)  $115,556  $116,389  $   2,530  $      (5)  $118,914
Policyholder account balances.....    91,889       577         --     92,466    94,080        340         --     94,420
Other policy-related balances.....     6,355       358         18      6,731     6,766        392         43      7,201
Other liabilities.................    10,735     2,229     16,533     29,497    10,384      6,843     15,528     32,755
                                   --------- --------- ----------  --------- --------- ---------- ----------  ---------
  Total liabilities...............  $222,899  $  4,804  $  16,547   $244,250  $227,619  $  10,105  $  15,566   $253,290
                                   ========= ========= ==========  ========= ========= ========== ==========  =========

  Effective December 1, 2016, the Company recaptured two reinsurance agreements which covered 90% of the liabilities on certain participating whole life insurance policies issued between April 1, 2000 and December 31, 2001 which were reinsured by an unaffiliated company. This recapture resulted in an increase in DAC and VOBA of $95 million, a decrease in premiums, reinsurance and other receivables of $697 million, and a decrease in other liabilities of $713 million. The Company recognized a gain of $72 million, net of income tax, as a result of this transaction.

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $14.5 billion and $13.6 billion at December 31, 2016 and 2015, respectively. The deposit liabilities on reinsurance were $2.2 billion and $6.5 billion at December 31, 2016 and 2015, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Brighthouse Insurance, Brighthouse NY, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont, Metropolitan Tower Life Insurance Company, NELICO and GALIC, all of which are related parties.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                                    Years Ended December 31,
                                                              -------------------------------------
                                                                  2016         2015        2014
                                                              ------------- ----------- -----------
                                                                          (In millions)
Premiums
Reinsurance assumed..........................................  $        727  $      701  $      681
Reinsurance ceded............................................          (45)        (40)        (36)
                                                              ------------- ----------- -----------
  Net premiums...............................................  $        682  $      661  $      645
                                                              ============= =========== ===========
Universal life and investment-type product policy fees
Reinsurance assumed..........................................  $         60  $       58  $       48
Reinsurance ceded............................................         (138)       (141)       (240)
                                                              ------------- ----------- -----------
  Net universal life and investment-type product policy fees.  $       (78)  $     (83)  $    (192)
                                                              ============= =========== ===========
Other revenues
Reinsurance assumed..........................................  $        (1)  $        5  $        2
Reinsurance ceded............................................           575         607         713
                                                              ------------- ----------- -----------
  Net other revenues.........................................  $        574  $      612  $      715
                                                              ============= =========== ===========
Policyholder benefits and claims
Reinsurance assumed..........................................  $        697  $      652  $      623
Reinsurance ceded............................................         (110)       (106)       (197)
                                                              ------------- ----------- -----------
  Net policyholder benefits and claims.......................  $        587  $      546  $      426
                                                              ============= =========== ===========
Interest credited to policyholder account balances
Reinsurance assumed..........................................  $         34  $       32  $       33
Reinsurance ceded............................................          (81)        (90)        (88)
                                                              ------------- ----------- -----------
  Net interest credited to policyholder account balances.....  $       (47)  $     (58)  $     (55)
                                                              ============= =========== ===========
Other expenses
Reinsurance assumed..........................................  $        490  $      245  $      298
Reinsurance ceded............................................           570         578         680
                                                              ------------- ----------- -----------
  Net other expenses.........................................  $      1,060  $      823  $      978
                                                              ============= =========== ===========

  Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                                    December 31,
                                                                  -------------------------------------------------
                                                                            2016                     2015
                                                                  ------------------------ ------------------------
                                                                    Assumed      Ceded       Assumed      Ceded
                                                                  ----------- ------------ ----------- ------------
                                                                                    (In millions)
Assets
Premiums, reinsurance and other receivables......................  $      229  $    13,334  $      280  $    15,466
Deferred policy acquisition costs and value of business acquired.          38        (198)         439        (193)
                                                                  ----------- ------------ ----------- ------------
  Total assets...................................................  $      267  $    13,136  $      719  $    15,273
                                                                  =========== ============ =========== ============
Liabilities
Future policy benefits...........................................  $      663  $       (4)  $    1,436  $       (5)
Policyholder account balances....................................         563           --         326           --
Other policy-related balances....................................         212           18         187           43
Other liabilities................................................       1,853       13,065       6,463       13,000
                                                                  ----------- ------------ ----------- ------------
  Total liabilities..............................................  $    3,291  $    13,079  $    8,412  $    13,038
                                                                  =========== ============ =========== ============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

6. Reinsurance (continued)


  The Company ceded two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and increased the funds withheld balance by $10 million and $8 million at December 31, 2016 and 2015, respectively. Net derivative gains (losses) associated with these embedded derivatives were ($2) million, $12 million and ($39) million for the years ended December 31, 2016, 2015 and 2014, respectively.

  The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were $460 million and $712 million at December 31, 2016 and 2015, respectively. Net derivative gains (losses) associated with the embedded derivatives were $33 million, $47 million and $497 million for the years ended December 31, 2016, 2015 and 2014, respectively.

  Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $767 million and $694 million at December 31, 2016 and 2015, respectively. Net derivative gains (losses) associated with the embedded derivative were ($73) million, $404 million and ($389) million for the years ended December 31, 2016, 2015 and 2014, respectively.

  The Company assumes risks from affiliates related to guaranteed minimum benefit guarantees written directly by the affiliates. These assumed reinsurance agreements contain embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses). The embedded derivatives associated with these agreements are included within policyholder account balances and were $390 million and $126 million at December 31, 2016 and 2015, respectively. Net derivative gains (losses) associated with the embedded derivatives were ($32) million, ($55) million and ($42) million for the years ended December 31, 2016, 2015 and 2014, respectively.

  In April 2016, Brighthouse Insurance recaptured risks related to certain single premium deferred annuity contracts from the Company. As a result of this recapture, the significant effects to the Company were a decrease in investments and cash and cash equivalents of $4.3 billion and a decrease in DAC of $87 million, offset by a decrease in other liabilities of $4.0 billion. The Company recognized a loss of $95 million, net of income tax, as a result of this recapture.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $293 million and $2.2 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2016 and 2015, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $11.7 billion at both December 31, 2016 and 2015. The deposit liabilities on affiliated reinsurance were $2.2 billion and $6.5 billion at December 31, 2016 and 2015, respectively.

7. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan of Reorganization"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Closed Block (continued)


  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Closed Block (continued)


  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

  Information regarding the closed block liabilities and assets designated to the closed block was as follows at:

                                                                                            December 31,
                                                                                     ---------------------------
                                                                                         2016           2015
                                                                                     -------------  -------------
                                                                                            (In millions)
Closed Block Liabilities
Future policy benefits..............................................................  $     40,834   $     41,278
Other policy-related balances.......................................................           257            249
Policyholder dividends payable......................................................           443            468
Policyholder dividend obligation....................................................         1,931          1,783
Current income tax payable..........................................................             4             --
Other liabilities...................................................................           196            380
                                                                                     -------------  -------------
  Total closed block liabilities....................................................        43,665         44,158
                                                                                     -------------  -------------
Assets Designated to the Closed Block
Investments:
Fixed maturity securities available-for-sale, at estimated fair value...............        27,220         27,556
Equity securities available-for-sale, at estimated fair value.......................           100            111
Mortgage loans......................................................................         5,935          6,022
Policy loans........................................................................         4,553          4,642
Real estate and real estate joint ventures..........................................           655            462
Other invested assets...............................................................         1,246          1,066
                                                                                     -------------  -------------
  Total investments.................................................................        39,709         39,859
Cash and cash equivalents...........................................................            18            236
Accrued investment income...........................................................           467            474
Premiums, reinsurance and other receivables.........................................            68             56
Current income tax recoverable......................................................            --             11
Deferred income tax assets..........................................................           177            234
                                                                                     -------------  -------------
  Total assets designated to the closed block.......................................        40,439         40,870
                                                                                     -------------  -------------
  Excess of closed block liabilities over assets designated to the closed block.....         3,226          3,288
                                                                                     -------------  -------------
Amounts included in AOCI:
Unrealized investment gains (losses), net of income tax.............................         1,517          1,382
Unrealized gains (losses) on derivatives, net of income tax.........................            95             76
Allocated to policyholder dividend obligation, net of income tax....................       (1,255)        (1,159)
                                                                                     -------------  -------------
  Total amounts included in AOCI....................................................           357            299
                                                                                     -------------  -------------
  Maximum future earnings to be recognized from closed block assets and liabilities.  $      3,583   $      3,587
                                                                                     =============  =============

  Information regarding the closed block policyholder dividend obligation was as follows:

                                                                       Years Ended December 31,
                                                               -----------------------------------------
                                                                   2016          2015          2014
                                                               ------------- ------------- -------------
                                                                             (In millions)
Balance at January 1,.........................................  $      1,783  $      3,155  $      1,771
Change in unrealized investment and derivative gains (losses).           148       (1,372)         1,384
                                                               ------------- ------------- -------------
Balance at December 31,.......................................  $      1,931  $      1,783  $      3,155
                                                               ============= ============= =============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

7. Closed Block (continued)


   Information regarding the closed block revenues and expenses was as follows:

                                                                               Years Ended December 31,
                                                                      -------------------------------------------
                                                                           2016           2015          2014
                                                                      -------------  -------------  -------------
                                                                                     (In millions)
Revenues
Premiums.............................................................  $      1,804   $      1,850   $      1,918
Net investment income................................................         1,902          1,982          2,093
Net investment gains (losses)........................................           (10)           (23)             7
Net derivative gains (losses)........................................            25             27             20
                                                                      -------------  -------------  -------------
  Total revenues.....................................................         3,721          3,836          4,038
                                                                      -------------  -------------  -------------
Expenses
Policyholder benefits and claims.....................................         2,563          2,564          2,598
Policyholder dividends...............................................           953          1,015            988
Other expenses.......................................................           133            143            155
                                                                      -------------  -------------  -------------
  Total expenses.....................................................         3,649          3,722          3,741
                                                                      -------------  -------------  -------------
  Revenues, net of expenses before provision for income tax expense
   (benefit).........................................................            72            114            297
Provision for income tax expense (benefit)...........................            24             41            104
                                                                      -------------  -------------  -------------
  Revenues, net of expenses and provision for income tax expense
   (benefit).........................................................  $         48   $         73   $        193
                                                                      =============  =============  =============

   Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

8. Investments

   See Note 10 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

   Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

   The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

   The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS"), certain structured investment transactions and FVO and trading securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Fixed Maturity and Equity Securities AFS

  Fixed Maturity and Equity Securities AFS by Sector

    The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities and non-redeemable preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including RMBS, ABS and commercial mortgage-backed securities ("CMBS") (collectively, "Structured Securities").

                                            December 31, 2016                                 December 31, 2015
                            -------------------------------------------------- ------------------------------------------------
                                             Gross Unrealized                                  Gross Unrealized
                             Cost or   ---------------------------  Estimated   Cost or   -------------------------- Estimated
                            Amortized            Temporary   OTTI     Fair     Amortized            Temporary  OTTI    Fair
                              Cost       Gains    Losses    Losses    Value      Cost       Gains    Losses   Losses   Value
                            ---------- --------- --------- -------  ---------- ---------- --------- --------- ------ ----------
                                                                       (In millions)
Fixed maturity securities:
U.S. corporate.............  $  52,665  $  4,079  $   586   $   --   $  56,158  $  59,305  $  3,763  $ 1,511   $  --  $  61,557
U.S. government and agency.     32,834     3,238      457       --      35,615     36,183     3,638      128      --     39,693
Foreign corporate..........     24,596       957    1,196       --      24,357     27,218     1,005    1,427       1     26,795
RMBS (1)...................     22,786       911      290      (10)     23,417     23,195     1,008      252      36     23,915
ABS........................      7,567        32       95       --       7,504      6,665        40      138      --      6,567
State and political
 subdivision...............      6,252       928       44       --       7,136      6,070       935       29       2      6,974
CMBS.......................      4,876       118       59       --       4,935      6,547       114       82      --      6,579
Foreign government.........      3,565       507       74       --       3,998      3,178       536      108      --      3,606
                            ---------- --------- --------  -------  ---------- ---------- --------- --------  ------ ----------
  Total fixed maturity
   securities..............  $ 155,141  $ 10,770  $ 2,801   $  (10)  $ 163,120  $ 168,361  $ 11,039  $ 3,675   $  39  $ 175,686
                            ========== ========= ========  =======  ========== ========== ========= ========  ====== ==========
Equity securities:
Common stock...............  $   1,220  $     91  $    12   $   --   $   1,299  $   1,298  $     46  $   101   $  --  $   1,243
Non-redeemable preferred
 stock.....................        565        14       39       --         540        687        59       40      --        706
                            ---------- --------- --------  -------  ---------- ---------- --------- --------  ------ ----------
  Total equity securities..  $   1,785  $    105  $    51   $   --   $   1,839  $   1,985  $    105  $   141   $  --  $   1,949
                            ========== ========= ========  =======  ========== ========== ========= ========  ====== ==========

---------

(1) The noncredit loss component of OTTI losses for RMBS was in an unrealized gain position of $10 million at December 31, 2016 due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

    The Company held non-income producing fixed maturity securities with an estimated fair value of less than $1 million and $3 million with unrealized gains (losses) of less than $1 million and less than $1 million at December 31, 2016 and 2015, respectively.

  Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

    Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Maturities of Fixed Maturity Securities

    The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2016:

                                                 Due After Five
                                   Due After One     Years                               Total Fixed
                       Due in One  Year Through   Through Ten   Due After Ten Structured  Maturity
                      Year or Less  Five Years       Years          Years     Securities Securities
                      ------------ ------------- -------------- ------------- ---------- -----------
                                                      (In millions)
Amortized cost.......   $  6,680     $  32,992     $  28,612      $  51,628   $  35,229  $  155,141
Estimated fair value.   $  6,664     $  34,150     $  29,298      $  57,152   $  35,856  $  163,120

    Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

  Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

    The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position at:

                                                December 31, 2016                           December 31, 2015
                                   ------------------------------------------- -------------------------------------------
                                                          Equal to or Greater                         Equal to or Greater
                                    Less than 12 Months     than 12 Months      Less than 12 Months     than 12 Months
                                   --------------------- --------------------- --------------------- ---------------------
                                   Estimated    Gross    Estimated    Gross    Estimated    Gross    Estimated    Gross
                                     Fair     Unrealized   Fair     Unrealized   Fair     Unrealized   Fair     Unrealized
                                     Value      Losses     Value      Losses     Value      Losses     Value      Losses
                                   ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                                                                    (Dollars in millions)
Fixed maturity securities:
U.S. corporate....................  $   8,406  $    337   $   2,260  $    249   $  17,480  $  1,078   $   2,469  $    433
U.S. government and agency........      6,032       457          --        --      11,683       125         248         3
Foreign corporate.................      5,343       336       4,523       860       8,823       669       4,049       759
RMBS..............................      6,662       187       1,707        93       6,065       158       1,769       130
ABS...............................      1,482        12       1,714        83       3,211        54       1,817        84
State and political subdivision...        943        43          17         1         767        26          15         5
CMBS..............................        922        15         432        44       2,266        42         509        40
Foreign government................        581        26         309        48         961        91          87        17
                                   ---------- ---------  ---------- ---------  ---------- ---------  ---------- ---------
  Total fixed maturity securities.  $  30,371  $  1,413   $  10,962  $  1,378   $  51,256  $  2,243   $  10,963  $  1,471
                                   ========== =========  ========== =========  ========== =========  ========== =========
Equity securities:
Common stock......................  $      58  $     12   $      10  $     --   $     182  $     99   $      19  $      2
Non-redeemable preferred stock....        139         6         120        33          56         2         132        38
                                   ---------- ---------  ---------- ---------  ---------- ---------  ---------- ---------
  Total equity securities.........  $     197  $     18   $     130  $     33   $     238  $    101   $     151  $     40
                                   ========== =========  ========== =========  ========== =========  ========== =========
Total number of securities in an
 unrealized loss position.........      3,076                   940                 4,167                   807
                                   ==========            ==========            ==========            ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

   Evaluation and Measurement Methodologies

     Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
   (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers;
   (vii) with respect to Structured Securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security;
   (viii) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated fixed maturity securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

     The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

  . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

  . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

  . Additional considerations are made when assessing the unique features that apply to certain Structured Securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

  . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

     With respect to securities that have attributes of debt and equity ("perpetual hybrid securities"), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


     The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

     In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

   Current Period Evaluation

     Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2016. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

     Gross unrealized losses on fixed maturity securities decreased
   $923 million during the year ended December 31, 2016 to $2.8 billion. The decrease in gross unrealized losses for the year ended December 31, 2016 was primarily attributable to narrowing credit spreads, partially offset by an increase in interest rates and, to a lesser extent, the impact of weakening foreign currencies on non-functional currency denominated fixed maturity securities.

     At December 31, 2016, $178 million of the total $2.8 billion of gross unrealized losses were from 41 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

   Investment Grade Fixed Maturity Securities

     Of the $178 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $136 million, or 76%, were related to gross unrealized losses on 20 investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads since purchase and, with respect to fixed-rate fixed maturity securities, rising interest rates since purchase.

   Below Investment Grade Fixed Maturity Securities

     Of the $178 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $42 million, or 24%, were related to gross unrealized losses on 21 below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to U.S. and foreign corporate securities (primarily industrial and utility securities) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over lower oil prices in the energy sector. Management evaluates U.S. and foreign corporate securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuers.

   Equity Securities

     Gross unrealized losses on equity securities decreased $90 million during the year ended December 31, 2016 to $50 million. Of the $50 million, $29 million were from six securities with gross unrealized losses of 20% or more of cost for 12 months or greater. Of the $29 million, 64% were rated A or better, and all were from financial services industry investment grade non-redeemable preferred stock.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Mortgage Loans

  Mortgage Loans by Portfolio Segment

    Mortgage loans are summarized as follows at:

                                                 December 31,
                                -----------------------------------------------
                                         2016                    2015
                                ----------------------- -----------------------
                                  Carrying     % of       Carrying     % of
                                   Value       Total       Value       Total
                                ------------ ---------- ------------ ----------
                                             (Dollars in millions)
Mortgage loans
Commercial.....................  $    34,008      60.1%  $    33,440      62.3%
Agricultural...................       12,358       21.9       11,663       21.7
Residential....................        9,895       17.5        8,562       15.9
                                ------------ ---------- ------------ ----------
  Subtotal.....................       56,261       99.5       53,665       99.9
Valuation allowances...........        (267)      (0.5)        (257)      (0.5)
                                ------------ ---------- ------------ ----------
  Subtotal mortgage loans, net.       55,994       99.0       53,408       99.4
Residential -- FVO.............          566        1.0          314        0.6
                                ------------ ---------- ------------ ----------
  Total mortgage loans, net....  $    56,560     100.0%  $    53,722     100.0%
                                ============ ========== ============ ==========

    The Company originates and acquires unaffiliated mortgage loans and simultaneously sells a portion to affiliates under master participation agreements. The aggregate amount of unaffiliated mortgage loan participation interests sold by the Company to affiliates during the years ended
  December 31, 2016, 2015 and 2014 were $3.6 billion, $3.0 billion and
  $1.9 billion, respectively. In connection with the mortgage loan participations, the Company collected mortgage loan principal and interest payments from unaffiliated borrowers on behalf of affiliates and remitted such receipts to the affiliates in the amount of $2.1 billion, $1.8 billion and $1.3 billion during the years ended December 31, 2016, 2015 and 2014, respectively.

    Purchases of mortgage loans were $2.9 billion and $3.9 billion for the years ended December 31, 2016 and 2015, respectively, and were primarily comprised of residential mortgage loans.

    Information on commercial, agricultural and residential mortgage loans is presented in the tables below. Information on residential -- FVO is presented in Note 10. The Company elects the FVO for certain residential mortgage loans that are managed on a total return basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Mortgage Loans, Valuation Allowance and Impaired Loans by Portfolio Segment

    Mortgage loans by portfolio segment, by method of evaluation of credit loss, impaired mortgage loans including those modified in a troubled debt restructuring, and the related valuation allowances, were as follows at and for the years ended:

                                                                             Evaluated Collectively for       Impaired
                           Evaluated Individually for Credit Losses                Credit Losses                Loans
                   --------------------------------------------------------  -------------------------- ---------------------
                        Impaired Loans with a       Impaired Loans without a
                         Valuation Allowance          Valuation Allowance
                   -------------------------------- -----------------------
                    Unpaid                            Unpaid                                                        Average
                   Principal   Recorded  Valuation   Principal    Recorded      Recorded    Valuation    Carrying   Recorded
                    Balance   Investment Allowances   Balance    Investment    Investment   Allowances    Value    Investment
                   ---------- ---------- ---------- -----------  ----------- -------------- ----------- ---------- ----------
                                                                 (In millions)
December 31, 2016
Commercial........  $      --  $      --  $     --   $       12   $       12  $      33,996  $      167  $      12  $      30
Agricultural......         11          9         1           27           27         12,322          37         35         49
Residential.......         --         --        --          265          241          9,654          62        241        188
                   ---------- ---------- ---------  -----------  ----------- -------------- ----------- ---------- ----------
  Total...........  $      11  $       9  $      1   $      304   $      280  $      55,972  $      266  $     288  $     267
                   ========== ========== =========  ===========  =========== ============== =========== ========== ==========
December 31, 2015
Commercial........  $      --  $      --  $     --   $       57   $       57  $      33,383  $      165  $      57  $     120
Agricultural......         45         43         3           22           21         11,599          34         61         60
Residential.......         --         --        --          141          131          8,431          55        131         84
                   ---------- ---------- ---------  -----------  ----------- -------------- ----------- ---------- ----------
  Total...........  $      45  $      43  $      3   $      220   $      209  $      53,413  $      254  $     249  $     264
                   ========== ========== =========  ===========  =========== ============== =========== ========== ==========

    The average recorded investment for impaired commercial, agricultural and residential mortgage loans was $298 million, $76 million and $17 million, respectively, for the year ended December 31, 2014.

  Valuation Allowance Rollforward by Portfolio Segment

    The changes in the valuation allowance, by portfolio segment, were as follows:

                                  Commercial   Agricultural   Residential      Total
                                -------------- ------------- ------------- --------------
                                                      (In millions)
Balance at January 1, 2014.....  $         213  $         40  $         19  $         272
Provision (release)............            (8)           (4)            27             15
Charge-offs, net of recoveries.           (23)           (1)           (5)           (29)
                                -------------- ------------- ------------- --------------
Balance at December 31, 2014...            182            35            41            258
Provision (release)............              2             2            30             34
Charge-offs, net of recoveries.           (19)            --          (16)           (35)
                                -------------- ------------- ------------- --------------
Balance at December 31, 2015...            165            37            55            257
Provision (release)............              6             1            23             30
Charge-offs, net of recoveries.             --            --          (16)           (16)
Dispositions (1)...............  $         (4)  $         --  $         --  $         (4)
                                ============== ============= ============= ==============
Balance at December 31, 2016...  $         167  $         38  $         62  $         267
                                ============== ============= ============= ==============

--------
(1) See Note 3.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   Valuation Allowance Methodology

     Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either
   (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

   Commercial and Agricultural Mortgage Loan Portfolio Segments

     The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

     All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

     For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

     For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


   Residential Mortgage Loan Portfolio Segment

     The Company's residential mortgage loan portfolio is comprised primarily of closed end, amortizing residential mortgage loans. For evaluations of residential mortgage loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's historical experience. In contrast to the commercial and agricultural mortgage loan portfolios, residential mortgage loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential mortgage loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

     For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

  Credit Quality of Commercial Mortgage Loans

    The credit quality of commercial mortgage loans was as follows at:

                                         Recorded Investment
                       -------------------------------------------------------
                          Debt Service Coverage Ratios                          Estimated
                       ----------------------------------              % of       Fair       % of
                         > 1.20x   1.00x - 1.20x < 1.00x     Total     Total      Value      Total
                       ----------- ------------- -------- ----------- -------- ----------- ---------
                                                   (Dollars in millions)
December 31, 2016
Loan-to-value ratios:
Less than 65%.........  $   29,352   $   1,036    $   564  $   30,952    91.0%  $   31,320     91.2%
65% to 75%............       2,522          --        198       2,720      8.0       2,694       7.9
76% to 80%............         116          --         --         116      0.3         115       0.3
Greater than 80%......         118          27         75         220      0.7         214       0.6
                       -----------  ----------   -------- ----------- -------- ----------- ---------
  Total...............  $   32,108   $   1,063    $   837  $   34,008   100.0%  $   34,343    100.0%
                       ===========  ==========   ======== =========== ======== =========== =========
December 31, 2015
Loan-to-value ratios:
Less than 65%.........  $   28,828   $     909    $   408  $   30,145    90.2%  $   30,996     90.5%
65% to 75%............       2,550         138         61       2,749      8.2       2,730       8.0
76% to 80%............          --          --         --          --       --          --        --
Greater than 80%......         208         115        223         546      1.6         519       1.5
                       -----------  ----------   -------- ----------- -------- ----------- ---------
  Total...............  $   31,586   $   1,162    $   692  $   33,440   100.0%  $   34,245    100.0%
                       ===========  ==========   ======== =========== ======== =========== =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Credit Quality of Agricultural Mortgage Loans

    The credit quality of agricultural mortgage loans was as follows at:

                                             December 31,
                        -------------------------------------------------------
                                   2016                        2015
                        --------------------------- ---------------------------
                           Recorded       % of         Recorded
                          Investment      Total       Investment    % of Total
                        -------------- ------------ -------------- ------------
                                         (Dollars in millions)
 Loan-to-value ratios:
 Less than 65%.........  $      11,829        95.7%  $      10,975        94.1%
 65% to 75%............            424          3.4            609          5.2
 76% to 80%............             17          0.2             21          0.2
 Greater than 80%......             88          0.7             58          0.5
                        -------------- ------------ -------------- ------------
   Total...............  $      12,358       100.0%  $      11,663       100.0%
                        ============== ============ ============== ============

    The estimated fair value of agricultural mortgage loans was $12.5 billion and $11.9 billion at December 31, 2016 and 2015, respectively.

  Credit Quality of Residential Mortgage Loans

    The credit quality of residential mortgage loans was as follows at:

                                              December 31,
                           ---------------------------------------------------
                                     2016                      2015
                           ------------------------- -------------------------
                             Recorded       % of       Recorded       % of
                            Investment      Total     Investment      Total
                           ------------- ----------- ------------- -----------
                                          (Dollars in millions)
  Performance indicators:
  Performing..............  $      9,563       96.6%  $      8,261       96.5%
  Nonperforming...........           332         3.4           301         3.5
                           ------------- ----------- ------------- -----------
    Total.................  $      9,895      100.0%  $      8,562      100.0%
                           ============= =========== ============= ===========

    The estimated fair value of residential mortgage loans was $10.3 billion and $8.8 billion at December 31, 2016 and 2015, respectively.

  Past Due and Nonaccrual Mortgage Loans

    The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2016 and 2015. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The past due and nonaccrual mortgage loans at recorded investment, prior to valuation allowances, by portfolio segment, were as follows at:

                                                    Greater than 90 Days Past Due and Still
                            Past Due                          Accruing Interest                          Nonaccrual
              ------------------------------------- --------------------------------------- -------------------------------------
               December 31, 2016  December 31, 2015  December 31, 2016   December 31, 2015   December 31, 2016  December 31, 2015
              ------------------ ------------------ ------------------  ------------------  ------------------ ------------------
                                                                (In millions)
Commercial...         $       --         $       --         $       --           $      --          $       --         $       --
Agricultural.                127                103                104                  73                  23                 46
Residential..                332                301                 --                  --                 332                301
              ------------------ ------------------ ------------------  ------------------  ------------------ ------------------
  Total......         $      459         $      404         $      104           $      73          $      355         $      347
              ================== ================== ==================  ==================  ================== ==================

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Mortgage Loans Modified in a Troubled Debt Restructuring

    The Company may grant concessions related to borrowers experiencing financial difficulties, which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring.

    During the year ended December 31, 2016, the Company had 557 residential mortgage loans modified in a troubled debt restructuring with carrying value after specific valuation allowance of $136 million and $122 million pre-modification and post-modification, respectively. During the year ended December 31, 2015, the Company had 460 residential mortgage loans modified in a troubled debt restructuring with carrying value after specific valuation allowance of $108 million and $96 million pre-modification and post-modification, respectively. There were no commercial or agricultural mortgage loans modified in a troubled debt restructuring for both the years ended December 31, 2016 and 2015.

    During the years ended December 31, 2016 and 2015, the Company did not have a significant amount of mortgage loans modified in a troubled debt restructuring with subsequent payment default.

Other Invested Assets

  Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 9) tax credit and renewable energy partnerships, loans to affiliates, leveraged leases, annuities funding structured settlement claims and direct financing leases. See "-- Related Party Investment Transactions" for information regarding loans to affiliates and annuities funding structured settlement claims.

  Tax Credit Partnerships

    The carrying value of tax credit partnerships was $1.7 billion and $1.6 billion at December 31, 2016 and 2015, respectively. Losses from tax credit partnerships included within net investment income were $166 million, $163 million, and $152 million for the years ended December 31, 2016, 2015 and 2014, respectively.

  Leveraged and Direct Financing Leases

    Investment in leveraged and direct financing leases consisted of the following at:

                                                                 December 31,
                                                  -------------------------------------------
                                                          2016                  2015
                                                  --------------------- ---------------------
                                                               Direct                Direct
                                                   Leveraged  Financing  Leveraged  Financing
                                                    Leases     Leases     Leases     Leases
                                                  ----------- --------- ----------- ---------
                                                                 (In millions)
Rental receivables, net..........................  $    1,171  $    300  $    1,238  $    376
Estimated residual values........................         690        42         755        57
                                                  ----------- --------- ----------- ---------
  Subtotal.......................................       1,861       342       1,993       433
Unearned income..................................       (572)     (127)       (615)     (159)
                                                  ----------- --------- ----------- ---------
  Investment in leases, net of non-recourse debt.  $    1,289  $    215  $    1,378  $    274
                                                  =========== ========= =========== =========

    Rental receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to 15 years but in certain circumstances can be over 25 years, while the payment periods for direct financing leases range from one to 20 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming rental receivables as those that are 90 days or more past due. At December 31, 2016 and 2015, all leveraged lease receivables and direct financing rental receivables were performing.

    The deferred income tax liability related to leveraged leases was $1.3 billion at both December 31, 2016 and 2015.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $4.7 billion and $3.9 billion at December 31, 2016 and 2015, respectively.

Net Unrealized Investment Gains (Losses)

  Unrealized investment gains (losses) on fixed maturity and equity securities AFS and the effect on DAC, VOBA, DSI, future policy benefits and the policyholder dividend obligation, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                                                Years Ended December 31,
                                                                                         --------------------------------------
                                                                                             2016         2015         2014
                                                                                         -----------  -----------  ------------
                                                                                                      (In millions)
Fixed maturity securities...............................................................  $    7,912   $    7,331   $    15,374
Fixed maturity securities with noncredit OTTI losses included in AOCI...................          10          (39)          (66)
                                                                                         -----------  -----------  ------------
  Total fixed maturity securities.......................................................       7,922        7,292        15,308
Equity securities.......................................................................          72           27           173
Derivatives.............................................................................       2,244        2,208         1,649
Other...................................................................................          16          137            87
                                                                                         -----------  -----------  ------------
  Subtotal..............................................................................      10,254        9,664        17,217
                                                                                         -----------  -----------  ------------
Amounts allocated from:
Future policy benefits..................................................................          (9)          (7)       (1,964)
DAC and VOBA related to noncredit OTTI losses recognized in AOCI........................         (1)           --           (3)
DAC, VOBA and DSI.......................................................................        (569)        (572)         (918)
Policyholder dividend obligation........................................................      (1,931)      (1,783)       (3,155)
                                                                                         -----------  -----------  ------------
  Subtotal..............................................................................      (2,510)     (2,362)        (6,040)
Deferred income tax benefit (expense) related to noncredit OTTI losses recognized in
 AOCI...................................................................................         (3)           14            25
Deferred income tax benefit (expense)...................................................      (2,690)      (2,542)       (3,928)
                                                                                         -----------  -----------  ------------
  Net unrealized investment gains (losses)..............................................       5,051        4,774         7,274
Net unrealized investment gains (losses) attributable to noncontrolling interests.......          --           (1)           (1)
                                                                                         -----------  -----------  ------------
  Net unrealized investment gains (losses) attributable to Metropolitan Life Insurance
   Company..............................................................................  $    5,051   $    4,773   $     7,273
                                                                                         ===========  ===========  ============

    The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                             Years Ended December 31,
                                                         -------------------------------
                                                               2016             2015
                                                         --------------  ---------------
                                                                  (In millions)
Balance at January 1,...................................  $         (39)  $          (66)
Noncredit OTTI losses and subsequent changes recognized.             10                5
Securities sold with previous noncredit OTTI loss.......             39              105
Subsequent changes in estimated fair value..............             --              (83)
                                                         --------------  ---------------
Balance at December 31,.................................  $          10   $          (39)
                                                         ==============  ===============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  The changes in net unrealized investment gains (losses) were as follows:

                                                                                           Years Ended December 31,
                                                                                   ---------------------------------------
                                                                                       2016         2015          2014
                                                                                   -----------  ------------  ------------
                                                                                                (In millions)
Balance at January 1,.............................................................  $    4,773   $     7,273   $     3,704
Fixed maturity securities on which noncredit OTTI losses have been
 recognized.......................................................................          49            27            83
Unrealized investment gains (losses) during the year..............................         541        (7,580)        8,313
Unrealized investment gains (losses) relating to:.................................
Future policy benefits............................................................          (2)        1,957        (1,354)
DAC and VOBA related to noncredit OTTI losses recognized in AOCI..................          (1)            3            (8)
DAC, VOBA and DSI.................................................................           3           346          (197)
Policyholder dividend obligation..................................................        (148)        1,372        (1,384)
Deferred income tax benefit (expense) related to noncredit OTTI losses
 recognized in AOCI...............................................................         (17)          (11)          (26)
Deferred income tax benefit (expense).............................................        (148)        1,386        (1,858)
                                                                                   -----------  ------------  ------------
  Net unrealized investment gains (losses)........................................       5,050         4,773         7,273
Net unrealized investment gains (losses) attributable to noncontrolling
 interests........................................................................           1            --            --
                                                                                   -----------  ------------  ------------
Balance at December 31,...........................................................  $    5,051   $     4,773   $     7,273
                                                                                   ===========  ============  ============
Change in net unrealized investment gains (losses)................................  $      277   $    (2,500)  $     3,569
Change in net unrealized investment gains (losses) attributable to noncontrolling
 interests........................................................................           1            --            --
                                                                                   -----------  ------------  ------------
Change in net unrealized investment gains (losses) attributable to Metropolitan
 Life Insurance Company...........................................................  $      278   $    (2,500)  $     3,569
                                                                                   ===========  ============  ============

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2016 and 2015.

Securities Lending

  Elements of the securities lending program are presented below at:

                                                             December 31,
                                                        -----------------------
                                                           2016        2015
                                                        ----------- -----------
                                                             (In millions)
Securities on loan: (1)
  Amortized cost....................................... $    15,694 $    16,257
  Estimated fair value................................. $    16,496 $    17,700
Cash collateral on deposit from counterparties (2)..... $    16,807 $    18,053
Security collateral on deposit from counterparties (3). $        14 $        22
Reinvestment portfolio -- estimated fair value......... $    16,821 $    18,138

---------

(1)Included within fixed maturity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  The cash collateral liability by loaned security type and remaining tenor of the agreements were as follows at:

                                                       December 31, 2016                       December 31, 2015
                                              --------------------------------------- ---------------------------------------
                                              Remaining Tenor of Securities           Remaining Tenor of Securities
                                                  Lending Agreements                      Lending Agreements
                                              -----------------------------           -----------------------------
                                                        1 Month    1 to 6                       1 Month    1 to 6
                                              Open (1)  or Less    Months     Total   Open (1)  or Less    Months     Total
                                              --------  --------  --------  --------- --------  --------  --------  ---------
                                                                            (In millions)
Cash collateral liability by loaned security
 type:
U.S. government and agency...................  $ 4,033   $ 5,640   $ 7,134   $ 16,807  $ 6,260   $ 7,421   $ 4,303   $ 17,984
All other securities.........................       --        --        --         --        1        47        21         69
                                              --------  --------  --------  --------- --------  --------  --------  ---------
  Total......................................  $ 4,033   $ 5,640   $ 7,134   $ 16,807  $ 6,261   $ 7,468   $ 4,324   $ 18,053
                                              ========  ========  ========  ========= ========  ========  ========  =========

------------

(1) The related loaned security could be returned to the Company on the next business day which would require the Company to immediately return the cash collateral.

  If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2016 was $4.0 billion, all of which were U.S. government and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

  The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including agency RMBS, U.S. government and agency securities, cash equivalents, short-term investments and
ABS) with 66% invested in agency RMBS, U.S. government and agency securities, cash equivalents, short-term investments or held in cash. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value at:

                                                                    December 31,
                                                              -------------------------
                                                                  2016         2015
                                                              ------------ ------------
                                                                    (In millions)
Invested assets on deposit (regulatory deposits).............  $        47  $     1,245
Invested assets pledged as collateral (1)....................       20,750       19,011
                                                              ------------ ------------
  Total invested assets on deposit and pledged as collateral.  $    20,797  $    20,256
                                                              ============ ============

--------

(1) The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 4), and derivative transactions (see Note 9).

  See "-- Securities Lending" for information regarding securities on loan and
Note 7 for information regarding investments designated to the closed block.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

  The Company's PCI fixed maturity securities were as follows at:

                                                         December 31,
                                                  ---------------------------
                                                      2016          2015
                                                  ------------- -------------
                                                         (In millions)
  Outstanding principal and interest balance (1).  $      5,859  $      5,139
  Carrying value (2).............................  $      4,598  $      3,937

-----------

(1)Represents the contractually required payments, which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

  The following table presents information about PCI fixed maturity securities acquired during the periods indicated:

                                                       Years Ended December 31,
                                                      ---------------------------
                                                          2016          2015
                                                      ------------- -------------
                                                             (In millions)
Contractually required payments (including interest).  $      1,831  $      1,401
Cash flows expected to be collected (1)..............  $      1,644  $      1,222
Fair value of investments acquired...................  $      1,206  $        905

---------

(1)Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

  The following table presents activity for the accretable yield on PCI fixed maturity securities for:

                                                      Years Ended December 31,
                                                     --------------------------
                                                         2016          2015
                                                     ------------  ------------
                                                            (In millions)
Accretable yield, January 1,........................  $     1,784   $     1,883
Investments purchased...............................          438           317
Accretion recognized in earnings....................         (277)         (276)
Disposals...........................................         (138)          (48)
Reclassification (to) from nonaccretable difference.         (129)          (92)
                                                     ------------  ------------
Accretable yield, December 31,......................  $     1,678   $     1,784
                                                     ============  ============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $10.8 billion at December 31, 2016. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $3.4 billion at December 31, 2016. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations for one of the three most recent annual periods:
2016. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2016, 2015 and 2014. Aggregate total assets of these entities totaled $385.3 billion and $397.9 billion at December 31, 2016 and 2015, respectively. Aggregate total liabilities of these entities totaled
$48.5 billion and $64.1 billion at December 31, 2016 and 2015, respectively. Aggregate net income (loss) of these entities totaled $27.6 billion, $23.4 billion and $33.7 billion for the years ended December 31, 2016, 2015 and 2014, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity.

  Consolidated VIEs

    Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

    The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2016 and 2015.

                                                 December 31,
                                   -----------------------------------------
                                           2016                 2015
                                   -------------------- --------------------
                                    Total      Total     Total      Total
                                    Assets  Liabilities  Assets  Liabilities
                                   -------- ----------- -------- -----------
                                                 (In millions)
   Real estate joint ventures (1).  $ 1,124    $     --  $    --    $     --
   Fixed maturity securities (2)..       --          --      104          50
   Other investments (3)..........       62          12       89          13
                                   -------- ----------- -------- -----------
     Total........................  $ 1,186    $     12  $   193    $     63
                                   ======== =========== ======== ===========

------------

(1) The Company consolidates certain affiliated real estate joint ventures. At December 31, 2016, the Company and its affiliates invested $1.0 billion and $85 million, respectively, in these affiliated real estate joint ventures.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


(2)The Company consolidates certain fixed maturity securities purchased in an investment structure which was partially funded with affiliated long-term debt. These investments were sold in June 2016.

(3)Other investments is comprised primarily of other invested assets and other limited partnership interests. The Company consolidates entities that are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its remaining investment in these entities of less than $1 million at estimated fair value at both December 31, 2016 and 2015.

  Unconsolidated VIEs

    The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                              December 31,
                                     ---------------------------------------------------------------
                                                  2016                            2015
                                     ------------------------------- -------------------------------
                                                         Maximum                         Maximum
                                          Carrying      Exposure          Carrying      Exposure
                                         Amount          to Loss (1)     Amount          to Loss (1)
                                     --------------- --------------- --------------- ---------------
                                                              (In millions)
Fixed maturity securities AFS:
  Structured Securities (2).........  $       34,912  $       34,912  $       37,061  $       37,061
  U.S. and foreign corporate........           1,167           1,167           1,593           1,593
Other limited partnership interests.           3,383           5,674           2,874           3,672
Other invested assets...............           2,089           2,666           1,564           2,116
Real estate joint ventures..........              81              95              31              44
                                     --------------- --------------- --------------- ---------------
  Total.............................  $       41,632  $       44,514  $       43,123  $       44,486
                                     =============== =============== =============== ===============

-----------

(1) The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $150 million and $179 million at December 31, 2016 and 2015, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2) For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

    As described in Note 16, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during each of the years ended December 31, 2016, 2015 and 2014.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Net Investment Income

  The components of net investment income were as follows:

                                                                                            Years Ended December 31,
                                                                                      ------------------------------------
                                                                                         2016         2015        2014
                                                                                      ----------- -----------  -----------
                                                                                                 (In millions)
Investment income:
Fixed maturity securities............................................................  $    7,653  $    7,930   $    8,260
Equity securities....................................................................          90          91           86
FVO and trading securities -- FVO general account and Actively traded securities (1).           3         (15)          23
Mortgage loans.......................................................................       2,539       2,514        2,378
Policy loans.........................................................................         404         435          448
Real estate and real estate joint ventures...........................................         488         743          725
Other limited partnership interests..................................................         413         519          721
Cash, cash equivalents and short-term investments....................................          43          25           26
Operating joint venture..............................................................           9           9            2
Other................................................................................         204         202           61
                                                                                      ----------- -----------  -----------
  Subtotal...........................................................................      11,846      12,453       12,730
Less: Investment expenses............................................................         763         876          838
                                                                                      ----------- -----------  -----------
  Subtotal, net......................................................................      11,083      11,577       11,892
                                                                                      ----------- -----------  -----------
FVO CSEs -- interest income:
Securities...........................................................................          --          --            1
                                                                                      ----------- -----------  -----------
  Subtotal...........................................................................          --          --            1
                                                                                      ----------- -----------  -----------
  Net investment income..............................................................  $   11,083  $   11,577   $   11,893
                                                                                      =========== ===========  ===========

-----------
(1) Changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income were less than $1 million, ($18) million and ($14) million for the years ended December 31, 2016, 2015 and 2014, respectively.

    See "-- Variable Interest Entities" for discussion of CSEs.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


Net Investment Gains (Losses)

  Components of Net Investment Gains (Losses)

    The components of net investment gains (losses) were as follows:

                                                                           Years Ended December 31,
                                                                        -------------------------------
                                                                          2016       2015        2014
                                                                        -------- ------------- --------
                                                                                 (In millions)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized -- by sector and industry:
U.S. and foreign corporate securities -- by industry:
Industrial............................................................. $   (58)   $     --    $     --
Utility................................................................     (20)       (15)          --
Communications.........................................................      (3)         --          --
Consumer...............................................................       --       (21)         (6)
                                                                        --------   --------    --------
  Total U.S. and foreign corporate securities..........................     (81)       (36)         (6)
RMBS...................................................................     (16)       (17)        (20)
State and political subdivision........................................       --        (1)          --
                                                                        --------   --------    --------
  OTTI losses on fixed maturity securities recognized in earnings......     (97)       (54)        (26)
Fixed maturity securities -- net gains (losses) on sales and disposals.      169      (114)        (99)
                                                                        --------   --------    --------
  Total gains (losses) on fixed maturity securities....................       72       (168)      (125)
                                                                        --------   --------    --------
Total gains (losses) on equity securities:
Total OTTI losses recognized -- by sector:
Common stock...........................................................     (75)       (37)         (5)
Non-redeemable preferred stock.........................................       --         --        (16)
                                                                        --------   --------    --------
  OTTI losses on equity securities recognized in earnings..............     (75)       (37)        (21)
Equity securities -- net gains (losses) on sales and disposals.........       19         --          42
                                                                        --------   --------    --------
  Total gains (losses) on equity securities............................     (56)       (37)          21
                                                                        --------   --------    --------
FVO and trading securities -- FVO general account securities...........       --         --           1
Mortgage loans.........................................................     (20)       (90)        (36)
Real estate and real estate joint ventures.............................      142        430         252
Other limited partnership interests....................................     (59)       (66)        (69)
Other..................................................................     (33)       (18)       (108)
                                                                        --------   --------    --------
  Subtotal.............................................................       46         51        (64)
                                                                        --------   --------    --------
FVO CSEs:
Securities.............................................................        1         --          --
Long-term debt -- related to securities................................       --         --         (1)
Non-investment portfolio gains (losses)................................       85        208         208
                                                                        --------   --------    --------
  Subtotal.............................................................       86        208         207
                                                                        --------   --------    --------
  Total net investment gains (losses).................................. $    132   $    259    $    143
                                                                        ========   ========    ========

    See "-- Variable Interest Entities" for discussion of CSEs.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

    Gains (losses) from foreign currency transactions included within net investment gains (losses) were $89 million, $125 million and $132 million for the years ended December 31, 2016, 2015 and 2014, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


  Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

    Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown in the table below.

                                                          Years Ended December 31,
                                 -------------------------------------------------------------------------
                                     2016         2015         2014        2016        2015        2014
                                 -----------  -----------  -----------  ----------  ----------  ----------
                                       Fixed Maturity Securities                 Equity Securities
                                 -------------------------------------  ----------------------------------
                                                                 (In millions)
Proceeds........................  $   58,812   $   60,957   $   44,906   $     146   $     105   $     128
                                 ===========  ===========  ===========  ==========  ==========  ==========
Gross investment gains..........  $      755   $      584   $      260   $      28   $      28   $      46
Gross investment losses.........        (586)        (698)        (359)         (9)        (28)         (4)
OTTI losses.....................         (97)         (54)         (26)        (75)        (37)        (21)
                                 -----------  -----------  -----------  ----------  ----------  ----------
  Net investment gains (losses).  $       72   $     (168)  $     (125)  $     (56)  $     (37)  $      21
                                 ===========  ===========  ===========  ==========  ==========  ==========

  Credit Loss Rollforward

    The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                                                       Years Ended December 31,
                                                                                                      --------------------------
                                                                                                          2016          2015
                                                                                                      ------------  ------------
                                                                                                              (In millions)
Balance at January 1,................................................................................  $       188   $       263
Additions:
  Initial impairments -- credit loss OTTI on securities not previously impaired......................            1            14
  Additional impairments -- credit loss OTTI on securities previously impaired.......................           13            15
Reductions:
  Sales (maturities, pay downs or prepayments) of securities previously impaired as credit loss OTTI.          (43)         (102)
  Securities impaired to net present value of expected future cash flows.............................           (1)           --
  Increase in cash flows -- accretion of previous credit loss OTTI...................................           (1)           (2)
                                                                                                      ------------  ------------
Balance at December 31,..............................................................................  $       157   $       188
                                                                                                      ============  ============

  Related Party Investment Transactions

    The Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                         Years Ended December 31,
                                                                      ------------------------------
                                                                         2016      2015      2014
                                                                      ---------- --------- ---------
                                                                              (In millions)
 Estimated fair value of invested assets transferred to affiliates...  $   5,678  $  1,003  $     97
 Amortized cost of invested assets transferred to affiliates.........  $   5,338  $    941  $     89
 Net investment gains (losses) recognized on transfers...............  $     340  $     62  $      8
 Estimated fair value of invested assets transferred from affiliates.  $   1,583  $    237  $    882

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

8. Investments (continued)


    In April 2016, the Company transferred investments and cash and cash equivalents with an amortized cost and estimated fair value of $4.0 billion and $4.3 billion, respectively, for the recapture of risks related to certain single premium deferred annuity contracts previously reinsured to Brighthouse Insurance, an affiliate, which are included in the table above. See Note 6 for additional information related to the transfer. Also, in November 2016, the Company transferred investments and cash and cash equivalents with an amortized cost and estimated fair value of $863 million and $933 million, respectively, for the recapture of risks related to certain single premium deferred annuity contracts previously reinsured to Brighthouse NY, an affiliate, which are included in the table above.

    In July 2014, the Company purchased from certain affiliates MetLife, Inc. affiliated loans with an unpaid principal balance of $400 million and estimated fair value of $437 million, which are included in the table above. The unpaid principal balance of MetLife, Inc. affiliated loans held by the Company totals $1.8 billion, bear interest at the following fixed rates, payable semiannually, and are due as follows: $500 million at 3.54% due on June 30, 2019, $250 million at 3.57% due on October 1, 2019, $358 million at 5.64% due on July 15, 2021 and $467 million at 5.86% due on December 16, 2021. In September 2016, an affiliated loan for $250 million matured and, subsequently, a new loan was issued for $250 million, which bears interest, payable semiannually, at a fixed rate of 3.03% and matures on September 30, 2020. The carrying value of these MetLife, Inc. affiliated loans totaled $1.8 billion and $2.0 billion at December 31, 2016 and 2015, respectively, and are included in other invested assets. Net investment income from these affiliated loans was $91 million, $95 million and $92 million for the years ended December 31, 2016, 2015 and 2014, respectively.

    As a structured settlements assignment company, the Company purchases annuities from affiliates to fund the periodic structured settlement claim payment obligations it assumes. Each annuity purchased is contractually designated to the assumed claim obligation it funds. The aggregate contract values of annuities funding structured settlement claims are recorded as an asset for which the Company has also recorded an unpaid claim obligation of equal amount. Such aggregated contract values were $1.3 billion at both December 31, 2016 and 2015. The related net investment income and corresponding policyholder benefits and claims recognized were $64 million and $63 million for the years ended December 31, 2016 and 2015, respectively.

    The Company had a surplus note outstanding from American Life Insurance Company, an affiliate, which was included in other invested assets, with a carrying value of $100 million at both December 31, 2016 and 2015. The loan, which bears interest at a fixed rate of 3.17%, payable semiannually, is due on June 30, 2020. Net investment income from this surplus note was $3 million, $3 million and less than $1 million for the years ended
  December 31, 2016, 2015 and 2014, respectively.

    The Company held preferred stock of Metropolitan Property and Casualty Insurance Company, an affiliate, which was included in other invested assets, with a carrying value of $315 million at both December 31, 2016 and 2015. Dividends are payable quarterly at a variable rate. Net investment income from the affiliated preferred stock dividends was $5 million, $4 million and $4 million for the years ended December 31, 2016, 2015 and 2014, respectively.

    The Company provides investment administrative services to certain affiliates. The related investment administrative service charges to these affiliates were $172 million, $157 million and $179 million for the years ended December 31, 2016, 2015 and 2014, respectively.

    See "-- Variable Interest Entities" for information on investments in affiliated real estate joint ventures.

    See "-- Mortgage Loans -- Mortgage Loans by Portfolio Segment" for discussion of mortgage loan participation agreements with affiliates.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives



Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.

Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, interest rate total return swaps, caps, floors, swaptions, futures and forwards.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.

  The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. government and agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps and are not designated as hedging instruments.

  Interest rate total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the London Interbank Offered Rate ("LIBOR"), calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. Interest rate total return swaps are used by the Company to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate total return swaps in nonqualifying hedging relationships.

  The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.

  Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in nonqualifying hedging relationships. Swaptions are included in interest rate options.

  The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and nonqualifying hedging relationships.

  To a lesser extent, the Company uses exchange-traded interest rate futures in nonqualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

  In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

Credit Derivatives

  The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, involuntary restructuring or governmental intervention. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.

  The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency securities, or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

  The Company also enters into certain purchased and written credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments. At December 31, 2016, the Company no longer maintained a trading portfolio for derivatives.

  The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these transactions as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Equity Derivatives

  The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and equity total return swaps.

  Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.

  Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in nonqualifying hedging relationships.

  In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. The Company utilizes exchange-traded equity futures in nonqualifying hedging relationships.

  In an equity total return swap, the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses equity total return swaps to hedge its equity market guarantees in certain of its insurance products. Equity total return swaps can be used as hedges or to synthetically create investments. The Company utilizes equity total return swaps in nonqualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Primary Risks Managed by Derivatives

   The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                         December 31,
                                                             --------------------------------------------------------------------
                                                                           2016                               2015
                                                             --------------------------------- ----------------------------------
                                                                         Estimated Fair Value               Estimated Fair Value
                                                                        ----------------------             ----------------------
                                                               Gross                             Gross
                                                              Notional                          Notional
                           Primary Underlying Risk Exposure    Amount    Assets    Liabilities   Amount     Assets    Liabilities
                          ---------------------------------  ---------- --------- ------------ ----------- --------- ------------
                                                                                        (In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps......  Interest rate....................  $   4,993  $  2,221   $       6   $    5,089  $  2,177   $      11
Foreign currency swaps...  Foreign currency exchange rate...      1,200        29         224        2,133        61         159
                                                             ---------- ---------  ----------  ----------- ---------  ----------
 Subtotal..................................................       6,193     2,250         230        7,222     2,238         170
                                                             ---------- ---------  ----------  ----------- ---------  ----------
Cash flow hedges:
Interest rate swaps......  Interest rate....................      1,793       325          26        1,960       426          --
Interest rate forwards...  Interest rate....................      4,033        --         370           70        15          --
Foreign currency swaps...  Foreign currency exchange rate...     20,080     1,435       1,604       18,743     1,132       1,376
                                                             ---------- ---------  ----------  ----------- ---------  ----------
 Subtotal................                                        25,906     1,760       2,000       20,773     1,573       1,376
                                                             ---------- ---------  ----------  ----------- ---------  ----------
 Total qualifying hedges...................................      32,099     4,010       2,230       27,995     3,811       1,546
                                                             ---------- ---------  ----------  ----------- ---------  ----------
Derivatives Not Designated or Not Qualifying as Hedging
 Instruments:
Interest rate swaps......  Interest rate....................     32,662     2,514         879       51,489     2,613       1,197
Interest rate floors.....  Interest rate....................      9,001       173           2       13,701       252          10
Interest rate caps.......  Interest rate....................     78,358       112           3       55,136        67           2
Interest rate futures....  Interest rate....................      2,342         3          --        2,023        --           2
Interest rate options....  Interest rate....................        850       144           1        2,295       227           4
Interest rate forwards...  Interest rate....................        396        --           3           --        --          --
Interest rate total
 return swaps............  Interest rate....................      1,549         2         127           --        --          --
Synthetic GICs...........  Interest rate....................      5,566        --          --        4,216        --          --
Foreign currency swaps...  Foreign currency exchange rate...      8,175     1,247          58        8,095       600          94
Foreign currency forwards  Foreign currency exchange rate...      1,396        52          18        3,014        83          36
Credit default swaps --
 purchased...............  Credit...........................        961        12           6          819        28           8
Credit default swaps --
 written.................  Credit...........................      8,025       119           8        6,577        51          11
Equity futures...........  Equity market....................      1,851        10          --        1,452        15          --
Equity index options.....  Equity market....................     11,119       260         426        7,364       326         349
Equity variance swaps....  Equity market....................      5,579        69         193        5,676        62         160
Equity total return swaps  Equity market....................      1,013         1          42          952        11           9
                                                             ---------- ---------  ----------  ----------- ---------  ----------
 Total non-designated or nonqualifying derivatives.........     168,843     4,718       1,766      162,809     4,335       1,882
                                                             ---------- ---------  ----------  ----------- ---------  ----------
 Total.....................................................   $ 200,942  $  8,728   $   3,996   $  190,804  $  8,146   $   3,428
                                                             ========== =========  ==========  =========== =========  ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2016 and 2015. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

Net Derivative Gains (Losses)

   The components of net derivative gains (losses) were as follows:

                                                          Years Ended December 31,
                                                   ---------------------------------------
                                                       2016          2015         2014
                                                   ------------- ------------ ------------
                                                                (In millions)
Freestanding derivatives and hedging gains
  (losses) (1)....................................  $      (715)  $       463  $     1,207
Embedded derivatives gains (losses)...............         (423)          418        (170)
                                                   ------------- ------------ ------------
  Total net derivative gains (losses).............  $    (1,138)  $       881  $     1,037
                                                   ============= ============ ============

-------------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and nonqualifying hedging relationships, which are not presented elsewhere in this note.

   The following table presents earned income on derivatives:

                                                         Years Ended December 31,
                                                   -------------------------------------
                                                      2016         2015         2014
                                                   ----------- ------------ ------------
                                                               (In millions)
Qualifying hedges:
Net investment income.............................  $      280  $       227  $       162
Interest credited to policyholder account balances         (1)           28          106
Nonqualifying hedges:
Net investment income.............................         (1)          (5)          (4)
Net derivative gains (losses).....................         577          518          484
Policyholder benefits and claims..................           4            2            8
                                                   ----------- ------------ ------------
  Total...........................................  $      859  $       770  $       756
                                                   =========== ============ ============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Nonqualifying Derivatives and Derivatives for Purposes Other Than Hedging

   The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or not qualifying as hedging instruments:

                                           Net          Net      Policyholder
                                        Derivative   Investment  Benefits and
                                      Gains (Losses) Income (1)   Claims (2)
                                      -------------- ----------- ------------
                                                   (In millions)
  Year Ended December 31, 2016
  Interest rate derivatives..........   $  (1,088)    $       --  $       --
  Foreign currency exchange rate
    derivatives......................          726            --          --
  Credit derivatives -- purchased....         (23)            --          --
  Credit derivatives -- written......           48            --          --
  Equity derivatives.................        (457)          (14)        (94)
                                      -------------- ----------- ------------
    Total............................   $    (794)    $     (14)  $     (94)
                                      ============== =========== ============
  Year Ended December 31, 2015
  Interest rate derivatives..........   $    (243)    $       --  $       --
  Foreign currency exchange rate
    derivatives......................          678            --          --
  Credit derivatives -- purchased....           17           (3)          --
  Credit derivatives -- written......         (57)            --          --
  Equity derivatives.................        (152)          (11)          --
                                      -------------- ----------- ------------
    Total............................   $      243    $     (14)  $       --
                                      ============== =========== ============
  Year Ended December 31, 2014
  Interest rate derivatives..........   $      314    $       --  $       --
  Foreign currency exchange rate
    derivatives......................          554            --          --
  Credit derivatives -- purchased....          (2)            --          --
  Credit derivatives -- written......          (1)            --          --
  Equity derivatives.................           11          (10)        (10)
                                      -------------- ----------- ------------
    Total............................   $      876    $     (10)  $     (10)
                                      ============== =========== ============

-------------

(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures and derivatives held in relation to trading portfolios.

(2)Changes in estimated fair value related to economic hedges of variable annuity guarantees included in future policy benefits.

Fair Value Hedges

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table presents the amount of such net derivative gains (losses):

                                                                           Net Derivative  Net Derivative Ineffectiveness
                                                                           Gains (Losses)  Gains (Losses)  Recognized in
 Derivatives in Fair Value            Hedged Items in Fair Value             Recognized    Recognized for Net Derivative
 Hedging Relationships                  Hedging Relationships              for Derivatives  Hedged Items  Gains (Losses)
--------------------------  ---------------------------------------------- --------------- -------------- ---------------
                                                                                           (In millions)
Year Ended December 31, 2016
 Interest rate swaps:       Fixed maturity securities.....................     $         8     $      (9)     $       (1)
                            Policyholder liabilities (1)..................           (109)             90            (19)
 Foreign currency swaps:    Foreign-denominated fixed maturity securities.              10            (9)               1
                            Foreign-denominated policyholder account
                             balances (2).................................            (95)             92             (3)
                                                                           --------------- -------------- ---------------
  Total.................................................................       $     (186)     $      164     $      (22)
                                                                           =============== ============== ===============
Year Ended December 31, 2015
 Interest rate swaps:       Fixed maturity securities.....................     $         4     $       --     $         4
                            Policyholder liabilities (1)..................             (4)            (6)            (10)
 Foreign currency swaps:    Foreign-denominated fixed maturity securities.              14            (5)               9
                            Foreign-denominated policyholder account
                             balances (2).................................           (240)            231             (9)
                                                                           --------------- -------------- ---------------
  Total.................................................................       $     (226)     $      220     $       (6)
                                                                           =============== ============== ===============
Year Ended December 31, 2014
 Interest rate swaps:       Fixed maturity securities.....................     $         4     $      (1)     $         3
                            Policyholder liabilities (1)..................             649          (635)              14
 Foreign currency swaps:    Foreign-denominated fixed maturity securities.              13           (11)               2
                            Foreign-denominated policyholder account
                             balances (2).................................           (283)            270            (13)
                                                                           --------------- -------------- ---------------
  Total.................................................................       $       383     $    (377)     $         6
                                                                           =============== ============== ===============

-------------

(1)Fixed rate liabilities reported in policyholder account balances or future policy benefits.

(2)Fixed rate or floating rate liabilities.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

   The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments; and (v) interest rate forwards to hedge forecasted fixed-rate borrowings.

   In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into net derivative gains (losses). These amounts were $17 million, $14 million and ($14) million for the years ended December 31, 2016, 2015 and 2014, respectively.

   At both December 31, 2016 and 2015, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed five years.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   At both December 31, 2016 and 2015, the balance in AOCI associated with cash flow hedges was $2.2 billion.

   The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

                                                      Amount and Location        Amount and Location
                             Amount of Gains           of Gains (Losses)          of Gains (Losses)
 Derivatives in Cash Flow  (Losses) Deferred in        Reclassified from         Recognized in Income
 Hedging Relationships      AOCI on Derivatives     AOCI into Income (Loss)     (Loss) on Derivatives
-------------------------  -------------------- ------------------------------- ---------------------
                           (Effective Portion)        (Effective Portion)       (Ineffective Portion)
-                          -------------------- ------------------------------- ---------------------
                                                Net Derivative  Net Investment     Net Derivative
                                                 Gains (Losses)     Income         Gains (Losses)
                                                --------------- --------------- ---------------------
                                                         (In millions)
Year Ended December 31, 2016
 Interest rate swaps......   $               58  $           57  $           12  $                 --
 Interest rate forwards...                (366)             (1)               3                    --
 Foreign currency swaps...                  167           (251)             (1)                    --
 Credit forwards..........                   --               3               1                    --
                           -------------------- --------------- --------------- ---------------------
   Total..................   $            (141)  $        (192)  $           15  $                 --
                           ==================== =============== =============== =====================
Year Ended December 31, 2015
 Interest rate swaps......   $               76  $           83  $           11  $                  2
 Interest rate forwards...                  (3)               4               2                    --
 Foreign currency swaps...                 (92)           (679)             (1)                     7
 Credit forwards..........                   --               1               1                    --
                           -------------------- --------------- --------------- ---------------------
   Total..................   $             (19)  $        (591)  $           13  $                  9
                           ==================== =============== =============== =====================
Year Ended December 31, 2014
 Interest rate swaps......   $              587  $           41  $            9  $                  3
 Interest rate forwards...                   34             (8)               2                    --
 Foreign currency swaps...                 (15)           (725)             (2)                     2
 Credit forwards..........                   --              --               1                    --
                           -------------------- --------------- --------------- ---------------------
   Total..................   $              606  $        (692)  $           10  $                  5
                           ==================== =============== =============== =====================

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

   At December 31, 2016, the Company expected to reclassify ($156) million of deferred net gains (losses) on derivatives in AOCI to earnings within the next 12 months.

Credit Derivatives

   In connection with synthetically created credit investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the nonqualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $8.0 billion and $6.6 billion at December 31, 2016 and 2015, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. At December 31, 2016 and 2015, the Company would have received $111 million and $40 million, respectively, to terminate all of these contracts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                            December 31,
                                          ---------------------------------------------------------------------------------
                                                            2016                                     2015
                                          ----------------------------------------- ---------------------------------------
                                                         Maximum                                  Maximum
                                          Estimated       Amount                    Estimated      Amount
                                          Fair Value    of Future       Weighted    Fair Value   of Future      Weighted
                                          of Credit   Payments under    Average     of Credit  Payments under    Average
 Rating Agency Designation of Referenced   Default    Credit Default    Years to     Default   Credit Default   Years to
 Credit Obligations (1)                     Swaps         Swaps        Maturity (2)   Swaps        Swaps       Maturity (2)
----------------------------------------- ----------  -------------- -------------- ---------- -------------- -------------
                                                                       ( Dollars in millions)
Aaa/Aa/A
Single name credit default swaps (3).....   $      1    $        229            2.7   $     2    $        245           2.5
Credit default swaps referencing indices.         32           2,093            3.5         5           1,366           3.3
                                          ----------  --------------                ---------- --------------
  Subtotal...............................         33           2,322            3.4         7           1,611           3.2
                                          ----------  --------------                ---------- --------------
Baa
Single name credit default swaps (3).....          3             563            2.2         5             752           2.6
Credit default swaps referencing indices.         61           4,730            5.1        21           3,452           4.8
                                          ----------  --------------                ---------- --------------
  Subtotal...............................         64           5,293            4.8        26           4,204           4.4
                                          ----------  --------------                ---------- --------------
Ba
Single name credit default swaps (3).....         (2)            115            4.2        (2)             60           2.2
Credit default swaps referencing indices.         --              --             --        (1)            100           1.0
                                          ----------  --------------                ---------- --------------
  Subtotal...............................         (2)            115            4.2        (3)            160           1.4
                                          ----------  --------------                ---------- --------------
B
Single name credit default swaps (3).....         --              70            1.8        --              --            --
Credit default swaps referencing indices.         16             225            5.0        10             602           4.9
                                          ----------  --------------                ---------- --------------
  Subtotal...............................         16             295            4.2        10             602           4.9
                                          ----------  --------------                ---------- --------------
  Total..................................   $    111    $      8,025            4.4   $    40    $      6,577           4.1
                                          ==========  ==============                =========  ==============

-------------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

(3)Single name credit default swaps may be referenced to the credit of corporations, foreign governments, or state and political subdivisions.

   The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $8.0 billion and $6.6 billion from the table above were $30 million and $70 million at December 31, 2016 and 2015, respectively.

   At December 31, 2016, the Company no longer maintained a trading portfolio for derivatives. At December 31, 2015, written credit default swaps held in relation to the trading portfolio amounted to $20 million in gross notional amount and ($2) million in estimated fair value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


Credit Risk on Freestanding Derivatives

   The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

   The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

   The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

   See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


   The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                                         December 31,
                                                                      --------------------------------------------------
                                                                                2016                      2015
                                 -                                    ------------------------  ------------------------
Derivatives Subject to a Master Netting Arrangement or a Similar
Arrangement                                                              Assets    Liabilities     Assets    Liabilities
--------------------------------------------------------------------  -----------  -----------  -----------  -----------
                                                                                         (In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1)....................................................  $    7,926   $    3,349   $    7,368   $    2,667
OTC-cleared (1)......................................................         905          611          909          783
Exchange-traded......................................................          13           --           15            2
                                                                      -----------  -----------  -----------  -----------
  Total gross estimated fair value of derivatives (1)................       8,844        3,960        8,292        3,452
Amounts offset on the consolidated balance sheets....................          --           --           --           --
                                                                      -----------  -----------  -----------  -----------
  Estimated fair value of derivatives presented on the consolidated
   balance sheets (1)................................................       8,844        3,960        8,292        3,452
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral........................................................      (2,737)      (2,737)      (2,117)      (2,117)
OTC-cleared..........................................................        (391)        (391)        (776)        (776)
Exchange-traded......................................................          --           --           --           --
Cash collateral: (3), (4)
OTC-bilateral........................................................      (3,418)          --       (3,705)          (3)
OTC-cleared..........................................................        (497)        (217)        (119)          --
Exchange-traded......................................................          --           --           --           --
Securities collateral: (5)
OTC-bilateral........................................................      (1,560)        (609)      (1,345)        (541)
OTC-cleared..........................................................          --           --           --           --
Exchange-traded......................................................          --           --           --           --
                                                                      -----------  -----------  -----------  -----------
  Net amount after application of master netting agreements and
   collateral........................................................  $      241   $        6   $      230   $       15
                                                                      ===========  ===========  ===========  ===========

-------------

(1)At December 31, 2016 and 2015, derivative assets included income or (expense) accruals reported in accrued investment income or in other liabilities of $116 million and $146 million, respectively, and derivative liabilities included (income) or expense accruals reported in accrued investment income or in other liabilities of ($36) million and $24 million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives is included in cash and cash equivalents, short-term investments or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2016 and 2015, the Company received excess cash collateral of $77 million and $17 million, respectively, and provided excess cash collateral of $9 million and $58 million, respectively, which is not included in the table above due to the foregoing limitation.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2016, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2016 and 2015, the Company received excess securities collateral with an estimated fair value of $21 million and $71 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2016 and 2015, the Company provided excess securities collateral with an estimated fair value of $75 million and $81 million, respectively, for its OTC-bilateral derivatives, and $531 million and $239 million, respectively, for its OTC-cleared derivatives, and $116 million and $15 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.

   The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that party reaches a minimum transfer amount. A small number of these arrangements also include financial strength or credit rating contingent provisions that include a threshold above which collateral must be posted. Such agreements provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in credit ratings of Metropolitan Life Insurance Company and/or the credit ratings of the counterparty. In addition, substantially all of the Company's netting agreements for derivatives contain provisions that require both Metropolitan Life Insurance Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

   The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that Metropolitan Life Insurance Company would be required to provide if there was a one-notch downgrade in its financial strength or credit rating, as applicable, at the reporting date or if its financial strength or credit rating, as applicable, sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                                                                  December 31,
                                                      --------------------------------------------------------------------
                                                                     2016                              2015
                                                      ---------------------------------- ---------------------------------
                                                       Derivatives  Derivatives          Derivatives  Derivatives
                                                       Subject to   Not Subject          Subject to   Not Subject
                                                       Financial    to Financial          Financial   to Financial
                                                       Strength-     Strength-            Strength-    Strength-
                                                       Contingent   Contingent            Contingent  Contingent
                                                       Provisions   Provisions    Total  Provisions   Provisions    Total
                                                      ------------ ------------- ------- ----------- ------------- -------
                                                                                 (In millions)
Estimated Fair Value of Derivatives in a Net
 Liability Position (1)..............................      $   612        $   -- $   612     $   547        $    3 $   550
Estimated Fair Value of Collateral Provided:
Fixed maturity securities............................      $   684        $   -- $   684     $   622        $   -- $   622
Cash.................................................      $    --        $   -- $    --     $    --        $    4 $     4
Estimated Fair Value of Incremental Collateral
 Provided Upon:
One-notch downgrade in financial strength or credit
 rating, as applicable...............................      $    --        $   -- $    --     $    --        $   -- $    --
Downgrade in financial strength or credit rating, as
 applicable, to a level that triggers full overnight
 collateralization or termination of the derivative
 position............................................      $    --        $   -- $    --     $    --        $   -- $    --

-------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

9. Derivatives (continued)


(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

   The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; affiliated assumed reinsurance of guaranteed minimum benefits related to GMWBs, GMABs, and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; funding agreements with equity or bond indexed crediting rates; fixed annuities with equity indexed returns; and certain debt and equity securities.

   The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                            December 31,
                                                                                        --------------------
                                                     Balance Sheet Location                2016       2015
                                           -------------------------------------------- ----------  --------
                                                                                            (In millions)
Embedded derivatives within asset host
 contracts:
Ceded guaranteed minimum benefits......... Premiums, reinsurance and other receivables.  $     460   $   712
Options embedded in debt or equity
 securities............................... Investments.................................        (78)     (142)
                                                                                        ----------  --------
 Embedded derivatives within asset host contracts.....................................   $     382   $   570
                                                                                        ==========  ========
Embedded derivatives within liability
 host contracts:
Direct guaranteed minimum benefits........ Policyholder account balances...............  $     169   $  (284)
Assumed guaranteed minimum benefits....... Policyholder account balances...............        390       126
Funds withheld on ceded reinsurance....... Other liabilities...........................        777       687
Fixed annuities with equity indexed
 returns.................................. Policyholder account balances...............         17        (3)
                                                                                        ----------  --------
 Embedded derivatives within liability host contracts.................................   $   1,353   $   526
                                                                                        ==========  ========

   The following table presents changes in estimated fair value related to embedded derivatives:

                                                       Years Ended December 31,
                                              ------------------------------------------
                                                   2016          2015          2014
                                              -------------- ------------ --------------
                                                            (In millions)
Net derivative gains (losses) (1), (2)....... $        (423) $        418 $        (170)

-------------

(1)The valuation of direct and assumed guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $76 million, $29 million and $14 million for the years ended December 31, 2016, 2015 and 2014, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were ($29) million, ($4) million and ($9) million for the years ended
   December 31, 2016, 2015 and 2014, respectively.

(2)See Note 6 for discussion of affiliated net derivative gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value


   When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

   Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

   Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                                                                                  December 31, 2016
                                                          -----------------------------------------------------------------
                                                                         Fair Value Hierarchy
                                                          --------------------------------------------------
                                                                                                                 Total
                                                                                                               Estimated
                                                              Level 1          Level 2          Level 3        Fair Value
                                                          ---------------- ---------------- ---------------- --------------
                                                                                    (In millions)
Assets
Fixed maturity securities:
U.S. corporate...........................................  $            --  $        51,303  $         4,855  $      56,158
U.S. government and agency...............................           17,597           18,018               --         35,615
Foreign corporate........................................               --           20,373            3,984         24,357
RMBS.....................................................               --           19,719            3,698         23,417
ABS......................................................               --            6,745              759          7,504
State and political subdivision..........................               --            7,126               10          7,136
CMBS.....................................................               --            4,851               84          4,935
Foreign government.......................................               --            3,977               21          3,998
                                                          ---------------- ---------------- ---------------- --------------
  Total fixed maturity securities........................           17,597          132,112           13,411        163,120
                                                          ---------------- ---------------- ---------------- --------------
Equity securities........................................              408            1,011              420          1,839
FVO and trading securities (1)...........................               --                2               21             23
Short-term investments (2)...............................            2,945            1,720               25          4,690
Residential mortgage loans -- FVO........................               --               --              566            566
Derivative assets: (3)
Interest rate............................................                3            5,489                2          5,494
Foreign currency exchange rate...........................               --            2,763               --          2,763
Credit...................................................               --              101               30            131
Equity market............................................               10              226              104            340
                                                          ---------------- ---------------- ---------------- --------------
  Total derivative assets................................               13            8,579              136          8,728
                                                          ---------------- ---------------- ---------------- --------------
Embedded derivatives within asset host contracts (4).....               --               --              460            460
Separate account assets (5)..............................           27,633          105,055            1,148        133,836
                                                          ---------------- ---------------- ---------------- --------------
  Total assets...........................................  $        48,596  $       248,479  $        16,187  $     313,262
                                                          ================ ================ ================ ==============
Liabilities
Derivative liabilities: (3)
Interest rate............................................  $            --  $           917  $           500  $       1,417
Foreign currency exchange rate...........................               --            1,902                2          1,904
Credit...................................................               --               14               --             14
Equity market............................................               --              468              193            661
                                                          ---------------- ---------------- ---------------- --------------
  Total derivative liabilities...........................               --            3,301              695          3,996
                                                          ---------------- ---------------- ---------------- --------------
Embedded derivatives within liability host contracts (4).               --               --            1,353          1,353
Long-term debt...........................................               --               --               74             74
Trading liabilities (6)..................................               --               --               --             --
Separate account liabilities (5).........................               --               16                7             23
                                                          ---------------- ---------------- ---------------- --------------
  Total liabilities......................................  $            --  $         3,317  $         2,129  $       5,446
                                                          ================ ================ ================ ==============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                                                                                  December 31, 2015
                                                          -----------------------------------------------------------------
                                                                         Fair Value Hierarchy
                                                          --------------------------------------------------
                                                                                                                 Total
                                                                                                               Estimated
                                                              Level 1          Level 2          Level 3        Fair Value
                                                          ---------------- ---------------- ---------------- --------------
                                                                                    (In millions)
Assets
Fixed maturity securities:
U.S. corporate...........................................  $            --  $        56,848  $         4,709  $      61,557
U.S. government and agency...............................           23,015           16,678               --         39,693
Foreign corporate........................................               --           23,222            3,573         26,795
RMBS.....................................................               --           20,585            3,330         23,915
ABS......................................................               --            5,699              868          6,567
State and political subdivision..........................               --            6,941               33          6,974
CMBS.....................................................               --            6,361              218          6,579
Foreign government.......................................               --            3,331              275          3,606
                                                          ---------------- ---------------- ---------------- --------------
  Total fixed maturity securities........................           23,015          139,665           13,006        175,686
                                                          ---------------- ---------------- ---------------- --------------
Equity securities........................................              424            1,197              328          1,949
FVO and trading securities (1)...........................               --              402               29            431
Short-term investments (2)...............................            1,513            3,882              200          5,595
Residential mortgage loans -- FVO........................               --               --              314            314
Derivative assets: (3)
Interest rate............................................               --            5,762               15          5,777
Foreign currency exchange rate...........................               --            1,876               --          1,876
Credit...................................................               --               72                7             79
Equity market............................................               15              282              117            414
                                                          ---------------- ---------------- ---------------- --------------
  Total derivative assets................................               15            7,992              139          8,146
                                                          ---------------- ---------------- ---------------- --------------
Embedded derivatives within asset host contracts (4).....               --               --              712            712
Separate account assets (5)..............................           23,498          110,921            1,520        135,939
                                                          ---------------- ---------------- ---------------- --------------
  Total assets...........................................  $        48,465  $       264,059  $        16,248  $     328,772
                                                          ================ ================ ================ ==============
Liabilities
Derivative liabilities: (3)
Interest rate............................................  $             2  $         1,224  $            --  $       1,226
Foreign currency exchange rate...........................               --            1,665               --          1,665
Credit...................................................               --               17                2             19
Equity market............................................               --              358              160            518
                                                          ---------------- ---------------- ---------------- --------------
  Total derivative liabilities...........................                2            3,264              162          3,428
                                                          ---------------- ---------------- ---------------- --------------
Embedded derivatives within liability host contracts (4).               --               --              526            526
Long-term debt...........................................               --               50               36             86
Trading liabilities (6)..................................              103               50               --            153
Separate account liabilities (5).........................               --               --               --             --
                                                          ---------------- ---------------- ---------------- --------------
  Total liabilities......................................  $           105  $         3,364  $           724  $       4,193
                                                          ================ ================ ================ ==============

-------------

(1)In 2016, the Company reinvested its trading securities portfolio into other asset classes and, at December 31, 2016, the Company no longer held any actively traded securities. FVO and trading securities at December 31, 2016 were comprised primarily of FVO general account securities, while at December 31, 2015, FVO and trading securities was comprised primarily of actively traded securities.

(2)Short-term investments as presented in the tables above differ from the amounts presented on the consolidated balance sheets because certain short-term investments are not measured at estimated fair value on a recurring basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(3)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(4)Embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables and other invested assets on the consolidated balance sheets. Embedded derivatives within liability host contracts are presented within policyholder account balances, future policy benefits and other liabilities on the consolidated balance sheets. At December 31, 2016 and 2015, debt and equity securities also included embedded derivatives of ($78) million and ($142) million, respectively.

(5)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets. Separate account liabilities presented in the tables above represent derivative liabilities.

(6)Trading liabilities are presented within other liabilities on the consolidated balance sheets.

   The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

  Investments

   Valuation Controls and Procedures

      On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third-party pricing providers and the controls and procedures to evaluate third-party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of the Board of Directors of each of MetLife, Inc. and Metropolitan Life Insurance Company regarding compliance with fair value accounting standards.

      The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent less than 1% of the total estimated fair value of fixed maturity securities and 4% of the total estimated fair value of Level 3 fixed maturity securities at December 31, 2016.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


      The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

   Securities, Short-term Investments, Long-term Debt and Trading Liabilities

      When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

      When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

      The estimated fair value of FVO securities held by consolidated securitization entities ("CSEs"), long-term debt and trading liabilities is determined on a basis consistent with the methodologies described herein for securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


      The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

Instrument                         Level 2                                                 Level 3
                              Observable Inputs                                      Unobservable Inputs
---------------------------------------------------------------------------------------------------------------------------
Fixed Maturity Securities
---------------------------------------------------------------------------------------------------------------------------
 U.S. corporate and Foreign corporate securities
---------------------------------------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the market and        Valuation Techniques: Principally the market approach.
             income approaches.
            Key Inputs:                                             Key Inputs:
            . quoted prices in markets that are not active          . illiquidity premium
            . benchmark yields; spreads off benchmark yields; new   .  delta spread adjustments to reflect specific
              issuances; issuer rating                                credit-related issues
            . trades of identical or comparable securities;         . credit spreads
              duration
            .  Privately-placed securities are valued using the     .  quoted prices in markets that are not active for
              additional key inputs:                                   identical or similar securities that are less
            . market yield curve; call provisions                      liquid and based on lower levels of trading
            . observable prices and spreads for similar public or      activity than securities classified in Level 2
              private securities that     incorporate the credit    .  independent non-binding broker quotations
              quality and industry sector of the issuer
             .  delta spread adjustments to reflect specific
               credit-related issues
---------------------------------------------------------------------------------------------------------------------------
 U.S. government and agency, State and political subdivision and Foreign government securities
---------------------------------------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the market approach.  Valuation Techniques: Principally the market approach.
            Key Inputs:                                             Key Inputs:
            . quoted prices in markets that are not active          . independent non-binding broker quotations
            . benchmark U.S. Treasury yield or other yields
            . the spread off the U.S. Treasury yield curve for the  . quoted prices in markets that are not active for
              identical  security                                      identical or similar securities that are less
            . issuer ratings and issuer spreads; broker-dealer         liquid and based on lower levels of trading
              quotes                                                   activity than securities classified in Level 2
            . comparable securities that are actively traded        . credit spreads
---------------------------------------------------------------------------------------------------------------------------
 Structured Securities
---------------------------------------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the market and        Valuation Techniques: Principally the market and
             income approaches.                                      income approaches.
            Key Inputs:                                             Key Inputs:
            . quoted prices in markets that are not active          . credit spreads
            . spreads for actively traded securities; spreads off   . quoted prices in markets that are not active for
              benchmark yields                                        identical or similar  securities that are less
            . expected prepayment speeds and volumes                  liquid and based on lower levels of trading
            .  current and forecasted loss severity; ratings;          activity than securities classified in Level 2
              geographic region                                     .  independent non-binding broker quotations
            . weighted average coupon and weighted average maturity
            . average delinquency rates; debt-service coverage
              ratios
            . issuance-specific information, including, but not
              limited to:
             .  collateral type; structure of the security;
               vintage of the loans
             .  payment terms of the underlying assets
             . payment priority within the tranche; deal
               performance

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                                   Level 2                                                 Level 3
Instrument                    Observable Inputs                                      Unobservable Inputs
---------------------------------------------------------------------------------------------------------------------------
Equity Securities
---------------------------------------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the market approach.  Valuation Techniques: Principally the market and income approaches.
            Key Input:                                              Key Inputs:
            . quoted prices in markets that are not considered
              active                                                . credit ratings; issuance structures
                                                                    .  quoted prices in markets that are not active for
                                                                       identical or similar securities that are less
                                                                       liquid and based on lower levels of trading
                                                                       activity than securities classified in Level 2
                                                                    . independent non-binding broker quotations
---------------------------------------------------------------------------------------------------------------------------
FVO and trading securities and Short-term investments
---------------------------------------------------------------------------------------------------------------------------
            .  FVO and trading securities and short-term            .  FVO and trading securities and short-term
               investments are of a similar nature and class to        investments are of a similar nature and class to
               the fixed maturity and equity securities described      the fixed maturity and equity securities described
               above; accordingly, the valuation techniques and        above; accordingly, the valuation techniques and
               observable inputs used in their valuation are also      unobservable inputs used in their valuation are
               similar to those described above.                       also similar to those described above.
---------------------------------------------------------------------------------------------------------------------------
 Residential mortgage loans -- FVO
---------------------------------------------------------------------------------------------------------------------------
            . N/A                                                   Valuation Techniques: Principally the market approach,
                                                                     including matrix pricing or other similar techniques.
                                                                    Key Inputs:
                                                                    . Inputs that are unobservable or cannot be derived
                                                                      principally from, or corroborated by, observable
                                                                      market data
---------------------------------------------------------------------------------------------------------------------------
Separate Account Assets and Separate Account Liabilities (1)
---------------------------------------------------------------------------------------------------------------------------
 Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
---------------------------------------------------------------------------------------------------------------------------
            Key Input:                                              .  N/A
            .  quoted prices or reported NAV provided by the fund
                      managers
---------------------------------------------------------------------------------------------------------------------------
 Other limited partnership interests
---------------------------------------------------------------------------------------------------------------------------
            . N/A                                                   Valuation Techniques: Valued giving consideration to
                                                                      the underlying holdings of the partnerships and by
                                                                      applying a premium or discount, if appropriate.
                                                                    Key Inputs:
                                                                    .liquidity; bid/ask spreads; performance record of the
                                                                     fund manager
                                                                    .other relevant variables that may impact the exit
                                                                     value of the particular partnership interest
---------------------------------------------------------------------------------------------------------------------------

-------------

(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. Fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents are similar in nature to the instruments described under "-- Securities, Short-term Investments, Long-term Debt and Trading Liabilities" and "-- Derivatives -- Freestanding Derivatives."

  Derivatives

     The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

     The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


     Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Freestanding Derivatives

   Level 2 Valuation Techniques and Key Inputs:

     This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.

   Level 3 Valuation Techniques and Key Inputs:

     These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

     Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

       Instrument              Interest Rate            Foreign Currency               Credit                Equity Market
                                                         Exchange Rate
---------------------------------------------------------------------------------------------------------------------------------
Inputs common to          . swap yield curves       .swap yield curves        .swap yield curves        .swap yield curves
 Level 2 and Level 3      . basis curves            .basis curves             .credit curves            .spot equity index levels
 by instrument type       . interest rate           .currency spot rates      .recovery rates           .dividend yield curves
                            volatility (1)          .cross currency basis                               .equity volatility (1)
                                                     curves
---------------------------------------------------------------------------------------------------------------------------------
Level 3                   . swap yield curves (2)   .swap yield curves (2)    .swap yield curves (2)    .dividend yield curves
                          . basis curves (2)        .basis curves (2)         .credit curves (2)         (2)
                          . repurchase rates        .cross currency basis     .credit spreads           .equity volatility (1),
                                                      curves (2)              .repurchase rates          (2)
                                                    .currency correlation     .independent non-binding  .correlation between
                                                                                broker quotations         model inputs (1)

-------------

(1)Option-based only.

(2)Extrapolation beyond the observable limits of the curve(s).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


  Embedded Derivatives

     Embedded derivatives principally include certain direct, assumed and ceded variable annuity guarantees, certain affiliated ceded reinsurance agreements related to such variable annuity guarantees, equity or bond indexed crediting rates within certain funding agreements and those related to funds withheld on ceded reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

     The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

     The Company's actuarial department calculates the fair value of these embedded derivatives, which are estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates.

     Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

     The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries as compared to MetLife, Inc.

     Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables on the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities, Short-term Investments, Long-term Debt and Trading Liabilities." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including a nonperformance risk adjustment. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within policyholder account balances with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   Embedded Derivatives Within Asset and Liability Host Contracts

     Level 3 Valuation Techniques and Key Inputs:

       Direct and assumed guaranteed minimum benefits

          These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curves, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curves and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

       Reinsurance ceded on certain guaranteed minimum benefits

          These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct and assumed guaranteed minimum benefits" and also include counterparty credit spreads.

       Embedded derivatives within funds withheld related to certain ceded reinsurance

          These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

  Transfers between Levels

     Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

   Transfers between Levels 1 and 2:

      For assets and liabilities measured at estimated fair value and still held at December 31, 2016, there were no transfers between Levels 1 and 2. For assets and liabilities measured at estimated fair value and still held at December 31, 2015, transfers between Levels 1 and 2 were not significant.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


   Transfers into or out of Level 3:

      Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

     The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                                                  December 31, 2016
                                                                                             ----------------------------
                                                                       Significant                                Weighted
                                         Valuation Techniques      Unobservable Inputs            Range          Average (1)
                                      --------------------------- -----------------------    ---------------     -----------
Fixed maturity securities (3)
U.S. corporate and foreign
 corporate........................... Matrix pricing              Offered quotes (4)           18    -      138      106
                                                                  Delta spread
                                                                      adjustments (5)
                                      Market pricing              Quoted prices (4)            25    -      700      117
                                      Consensus pricing           Offered quotes (4)           37    -      119      105
                                      ---------------------------------------------------------------------------------------
RMBS................................. Market pricing              Quoted prices (4)            19    -      137      91
                                      ---------------------------------------------------------------------------------------
ABS.................................. Market pricing              Quoted prices (4)            20    -      106      99
                                      Consensus pricing           Offered quotes (4)           98    -      100      100
                                      ---------------------------------------------------------------------------------------
Derivatives
Interest rate........................ Present value techniques    Swap yield (7)              200    -      300
                                                                  Repurchase rates (9)        (44)   -      18
                                      ---------------------------------------------------------------------------------------
Foreign currency exchange rate....... Present value               Swap yield (7)               50    -      236
                                          techniques
                                      ---------------------------------------------------------------------------------------
Credit............................... Present value               Credit spreads (10)          97    -      98
                                          techniques
                                      Consensus pricing           Offered quotes (11)
                                      ---------------------------------------------------------------------------------------
Equity market........................ Present value               Volatility (12)             14%    -      32%
                                          techniques or
                                          option pricing
                                          models
                                                                  Correlation (13)            40%    -      40%
                                      ---------------------------------------------------------------------------------------
Embedded derivatives
Direct, assumed and ceded guaranteed  Option pricing              Mortality rates:
 minimum benefits....................     techniques                  Ages 0 - 40              0%    -     0.09%
                                                                      Ages 41 - 60           0.04%   -     0.65%
                                                                      Ages 61 - 115          0.26%   -     100%
                                                                  Lapse rates:
                                                                      Durations 1 - 10       0.25%   -     100%
                                                                      Durations 11 - 20        3%    -     100%
                                                                      Durations 21 - 116       3%    -     100%
                                                                  Utilization rates            0%    -      25%
                                                                  Withdrawal rates           0.25%   -      10%
                                                                  Long-term equity           17.40%  -      25%
                                                                     volatilities
                                                                  Nonperformance risk        0.04%   -     0.57%
                                                                      spread

                                                                                                 December 31, 2015
                                                                                             --------------------------
                                                                       Significant                              Weighted
                                         Valuation Techniques      Unobservable Inputs           Range         Average (1)
                                      --------------------------- -----------------------    -------------     -----------
Fixed maturity securities (3)
U.S. corporate and foreign
 corporate........................... Matrix pricing              Offered quotes (4)           39   -     96       60
                                                                  Delta spread
                                                                      adjustments (5)         (65)  -     240      37
                                      Market pricing              Quoted prices (4)            --   -     385      125
                                      Consensus pricing           Offered quotes (4)          100   -     119      103
                                      -------------------------------------------------------------------------------------
RMBS................................. Market pricing              Quoted prices (4)            19   -     121      92
                                      -------------------------------------------------------------------------------------
ABS.................................. Market pricing              Quoted prices (4)            16   -     103      100
                                      Consensus pricing           Offered quotes (4)           97   -     105      99
                                      -------------------------------------------------------------------------------------
Derivatives
Interest rate........................ Present value techniques    Swap yield (7)              307   -     307
                                                                  Repurchase rates (9)         --   -     --
                                      -------------------------------------------------------------------------------------
Foreign currency exchange rate....... Present value               Swap yield (7)               --   -     --
                                          techniques
                                      -------------------------------------------------------------------------------------
Credit............................... Present value               Credit spreads (10)          98   -     100
                                          techniques
                                      Consensus pricing           Offered quotes (11)
                                      -------------------------------------------------------------------------------------
Equity market........................ Present value               Volatility (12)             17%   -     36%
                                          techniques or
                                          option pricing
                                          models
                                                                  Correlation (13)            70%   -     70%
                                      -------------------------------------------------------------------------------------
Embedded derivatives
Direct, assumed and ceded guaranteed  Option pricing              Mortality rates:
 minimum benefits....................     techniques                  Ages 0 - 40              0%   -    0.09%
                                                                      Ages 41 - 60           0.04%  -    0.65%
                                                                      Ages 61 - 115          0.26%  -    100%
                                                                  Lapse rates:
                                                                      Durations 1 - 10       0.25%  -    100%
                                                                      Durations 11 - 20        3%   -    100%
                                                                      Durations 21 - 116       3%   -    100%
                                                                  Utilization rates            0%   -     25%
                                                                  Withdrawal rates           0.25%  -     10%
                                                                  Long-term equity           17.40% -     25%
                                                                     volatilities
                                                                  Nonperformance risk        0.04%  -    0.52%
                                                                      spread

                                                                                                 Impact of
                                                                                              Increase in Input
                                                                       Significant             on Estimated
                                         Valuation Techniques      Unobservable Inputs        Fair Value (2)
                                      --------------------------- -----------------------    ------------------
Fixed maturity securities (3)
U.S. corporate and foreign
 corporate........................... Matrix pricing              Offered quotes (4)             Increase
                                                                  Delta spread
                                                                      adjustments (5)            Decrease
                                      Market pricing              Quoted prices (4)              Increase
                                      Consensus pricing           Offered quotes (4)             Increase
                                      --------------------------------------------------------------------------
RMBS................................. Market pricing              Quoted prices (4)            Increase (6)
                                      --------------------------------------------------------------------------
ABS.................................. Market pricing              Quoted prices (4)            Increase (6)
                                      Consensus pricing           Offered quotes (4)           Increase (6)
                                      --------------------------------------------------------------------------
Derivatives
Interest rate........................ Present value techniques    Swap yield (7)               Increase (8)
                                                                  Repurchase rates (9)         Decrease (8)
                                      --------------------------------------------------------------------------
Foreign currency exchange rate....... Present value               Swap yield (7)               Increase (8)
                                          techniques
                                      --------------------------------------------------------------------------
Credit............................... Present value               Credit spreads (10)          Decrease (8)
                                          techniques
                                      Consensus pricing           Offered quotes (11)
                                      --------------------------------------------------------------------------
Equity market........................ Present value               Volatility (12)              Increase (8)
                                          techniques or
                                          option pricing
                                          models
                                                                  Correlation (13)
                                      --------------------------------------------------------------------------
Embedded derivatives
Direct, assumed and ceded guaranteed  Option pricing              Mortality rates:
 minimum benefits....................     techniques                  Ages 0 - 40              Decrease (14)
                                                                      Ages 41 - 60             Decrease (14)
                                                                      Ages 61 - 115            Decrease (14)
                                                                  Lapse rates:
                                                                      Durations 1 - 10         Decrease (15)
                                                                      Durations 11 - 20        Decrease (15)
                                                                      Durations 21 - 116       Decrease (15)
                                                                  Utilization rates            Increase (16)
                                                                  Withdrawal rates               (17)
                                                                  Long-term equity             Increase (18)
                                                                     volatilities
                                                                  Nonperformance risk          Decrease (19)
                                                                      spread

-------------

(1) The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(2) The impact of a decrease in input would have the opposite impact on estimated fair value. For embedded derivatives, changes to direct and assumed guaranteed minimum benefits are based on liability positions; changes to ceded guaranteed minimum benefits are based on asset positions.

(3) Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4) Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(5) Range and weighted average are presented in basis points.

(6) Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(7) Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curves are utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(8) Changes in estimated fair value are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(9) Ranges represent different repurchase rates utilized as components within the valuation methodology and are presented in basis points.

(10)Represents the risk quoted in basis points of a credit default event on the underlying instrument. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(11)At both December 31, 2016 and 2015, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(12)Ranges represent the underlying equity volatility quoted in percentage points. Since this valuation methodology uses a range of inputs across multiple volatility surfaces to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(13)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation. Increases (decreases) in correlation in isolation will increase (decrease) the significance of the change in valuations.

(14)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(16)The utilization rate assumption estimates the percentage of contractholders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(17)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(18)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(19)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

   The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, including those within separate account assets and embedded derivatives within funds withheld related to certain ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The residential mortgage loans -- FVO and long-term debt are valued using independent non-binding broker quotations and internal models including matrix pricing and discounted cash flow methodologies using current interest rates. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


     The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                                 Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         --------------------------------------------------------------------------------------
                                                        Fixed Maturity Securities
                                         -------------------------------------------------------
                                                                        State and                                   FVO and
                                                         Structured     Political     Foreign        Equity         Trading
                                          Corporate (1)   Securities    Subdivision   Government    Securities    Securities (2)
                                         -------------- ------------  ------------- ------------  ------------  ----------------
                                                                              (In millions)
Balance, January 1, 2015................   $     8,528   $     5,570   $        --   $       202   $       215     $        31
Total realized/unrealized gains
 (losses) included in net income
 (loss) (3) (4).........................            38           101            --             1            12              (1)
Total realized/unrealized gains
 (losses) included in AOCI..............          (399)          (67)           --            (1)          (53)             --
Purchases (5)...........................         1,546         1,393            33           120           127              --
Sales (5)...............................        (1,018)       (1,205)           --            (1)          (61)             (1)
Issuances (5)...........................            --            --            --            --            --              --
Settlements (5).........................            --            --            --            --            --              --
Transfers into Level 3 (7)..............           635            32            --            --            88              --
Transfers out of Level 3 (7)............        (1,048)       (1,408)           --           (46)           --              --
                                          ------------  ------------  ------------  ------------  ------------    ------------
Balance, December 31, 2015..............         8,282         4,416            33           275           328              29
Total realized/unrealized gains
 (losses) included in net income (loss)
 (3) (4)................................            --           100             1            --           (24)              2
Total realized/unrealized gains
 (losses) included in AOCI..............           (39)           47             2            (1)           21              --
Purchases (5)...........................         1,967         1,821            --             7            23              --
Sales (5)...............................        (1,226)       (1,339)           --           (40)          (15)             (5)
Issuances (5)...........................            --            --            --            --            --              --
Settlements (5).........................            --            --            --            --            --              --
Transfers into Level 3 (7)..............           848            18             7            --           282              --
Transfers out of Level 3 (7)............          (993)         (522)          (33)         (220)         (195)             (5)
                                          ------------  ------------  ------------  ------------  ------------    ------------
Balance, December 31, 2016..............   $     8,839   $     4,541   $        10   $        21   $       420     $        21
                                          ============  ============  ============  ============  ============    ============
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2014: (8)..............................   $        (4)  $        42   $        --   $         1   $        (5)    $        --
                                          ============  ============  ============  ============  ============    ============
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2015: (8)..............................   $         7   $       102   $        --   $         1   $        --     $        --
                                          ============  ============  ============  ============  ============    ============
Changes in unrealized gains (losses)
 included in net income (loss) for the
 instruments still held at December 31,
 2016: (8)..............................   $        --   $       101   $         1   $        --   $       (29)    $         2
                                          ============  ============  ============  ============  ============    ============
Gains (Losses) Data for the year ended
 December 31, 2014
Total realized/unrealized gains
 (losses) included in net income
 (loss) (3) (4).........................   $        (5)  $        12   $        --   $       (49)  $         7     $        --
Total realized/unrealized gains
 (losses) included in AOCI..............   $       218   $       103   $        --   $        22   $         2     $        --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


                               Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     ------------------------------------------------------------------------------------------
                                   Residential                                         Separate
                      Short-term     Mortgage          Net           Net Embedded      Account        Long-term
                      Investments   Loans - FVO   Derivatives (9)   Derivatives (10)  Assets (11)      Debt
                     ------------  ------------  ---------------- ------------------ ------------  ------------
                                                            (In millions)
Balance, January 1,
 2015...............  $       230   $       308     $         6       $       (67)    $     1,615   $       (35)
Total
 realized/unrealized
 gains (losses)
 included in net
 income
 (loss) (3) (4).....           --            20             (27)              447              15            --
Total
 realized/unrealized
 gains (losses)
 included in AOCI...           --            --              (2)               --              --            --
Purchases (5).......          200           136               3                --             348            --
Sales (5)...........           --          (121)             --                --            (344)           --
Issuances (5).......           --            --              --                --              98           (38)
Settlements (5).....           --           (29)             (3)             (194)            (60)           37
Transfers into
 Level 3 (7)........           --            --              --                --               1            --
Transfers out of
 Level 3 (7)........         (230)           --              --                --            (153)           --
                     ------------  ------------    ------------      ------------    ------------  ------------
Balance,
 December 31, 2015..          200           314             (23)              186           1,520           (36)
Total
 realized/unrealized
 gains (losses)
 included in net
 income
 (loss) (3) (4) (6).           --             8            (168)             (870)             (2)           --
Total
 realized/unrealized
 gains (losses)
 included in AOCI...           --            --            (366)               --              --            --
Purchases (5).......           28           297              27                --             375            --
Sales (5)...........           (3)          (11)             --                --            (474)           --
Issuances (5).......           --            --              --                --              62           (46)
Settlements (5).....           --           (42)            (29)             (209)            (51)            8
Transfers into
 Level 3 (7)........           --            --              --                --              19            --
Transfers out of
 Level 3 (7)........         (200)           --              --                --            (308)           --
                     ------------  ------------    ------------      ------------    ------------  ------------
Balance,
 December 31, 2016..  $        25   $       566     $      (559)      $      (893)    $     1,141   $       (74)
                     ============  ============    ============      ============    ============  ============
Changes in
 unrealized gains
 (losses) included
 in net income
 (loss) for the
 instruments still
 held at
 December 31, 2014:
 (8)................  $        --   $        20     $         8       $      (115)    $        --   $        --
                     ============  ============    ============      ============    ============  ============
Changes in
 unrealized gains
 (losses) included
 in net income
 (loss) for the
 instruments still
 held at
 December 31, 2015:
 (8)................  $        --   $        20     $       (24)      $       461     $        --   $        --
                     ============  ============    ============      ============    ============  ============
Changes in
 unrealized gains
 (losses) included
 in net income
 (loss) for the
 instruments still
 held at
 December 31, 2016:
 (8)................  $        --   $         8     $      (166)      $      (863)    $        --   $        --
                     ============  ============    ============      ============    ============  ============
Gains (Losses) Data
 for the year ended
 December 31, 2014
Total
 realized/unrealized
 gains (losses)
 included in net
 income
 (loss) (3) (4).....  $        (1)  $        20     $         1       $      (144)    $       102   $        --
Total
 realized/unrealized
 gains (losses)
 included in AOCI...  $        --   $        --     $        40       $        --     $        --   $        --

-------------

(1) Comprised of U.S. and foreign corporate securities.

(2) Comprised of FVO general account securities, FVO securities held by CSEs and actively traded securities.

(3) Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses), while changes in estimated fair value of residential mortgage loans -- FVO are included in net investment income. Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivatives gains (losses).

(4) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(5) Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements. Sales for the year ended December 31, 2016 included financial instruments related to the disposition of NELICO and GALIC of $345 million for corporate securities, $117 million for structured securities, $38 million for foreign government securities and less than $1 million for equity securities. See Note 3.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


(6) Includes $420 million for net embedded derivatives for the year ended December 31, 2016 related to the disposition of NELICO and GALIC. See Note 3.

(7) Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(8) Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(9) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(10)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(11)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net investment gains (losses). Separate account assets and liabilities are presented net for the purposes of the rollforward.

  Fair Value Option

     The following table presents information for residential mortgage loans, which are accounted for under the FVO, and were initially measured at fair value.

                                                                                             December 31,
                                                                                         ---------------------
                                                                                            2016       2015
                                                                                         ---------- ----------
                                                                                             (In millions)
Unpaid principal balance................................................................  $     794  $     436
Difference between estimated fair value and unpaid principal balance....................      (228)      (122)
                                                                                         ---------- ----------
  Carrying value at estimated fair value................................................  $     566  $     314
                                                                                         ========== ==========
Loans in nonaccrual status..............................................................  $     214  $     122
Loans more than 90 days past due........................................................  $     137  $      72
Loans in nonaccrual status or more than 90 days past due, or both -- difference between
 aggregate estimated fair value and unpaid principal balance............................  $   (150)  $    (52)

     The following table presents information for long-term debt, which is accounted for under the FVO, and was initially measured at fair value.

                                                                               Long-term Debt of
                                          Long-term Debt                          CSEs - FVO
                               ------------------------------------- -------------------------------------
                                December 31, 2016  December 31, 2015  December 31, 2016  December 31, 2015
                               ------------------ ------------------ ------------------ ------------------
                                                              (In millions)
Contractual principal balance.           $     71           $     82           $     25           $     24
Difference between estimated
 fair value and contractual
 principal balance............                  3                  4               (13)               (13)
                               ------------------ ------------------ ------------------ ------------------
 Carrying value at estimated
   fair value (1).............           $     74           $     86           $     12           $     11
                               ================== ================== ================== ==================

-------------

(1) Changes in estimated fair value are recognized in net investment gains (losses). Interest expense is recognized in other expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


Nonrecurring Fair Value Measurements

   The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                                                      At December 31,                         Years Ended December 31,
                                         ------------------------------------------ --------------------------------------------
                                               2016          2015           2014         2016           2015           2014
                                         ------------- ------------- -------------- -------------- -------------- --------------
                                              Carrying Value After Measurement                     Gains (Losses)
                                         ------------------------------------------ --------------------------------------------
                                                                                  (In millions)
Mortgage loans (1)......................  $          8 $          40 $           94  $          -- $          (1) $            2
Other limited partnership interests (2).  $         95 $          57 $          109  $        (59) $         (31) $         (70)
Other assets (3)........................  $         -- $          -- $           --  $        (30) $           -- $           --

-------------

(1)Estimated fair values for impaired mortgage loans are based on independent broker quotations or valuation models using unobservable inputs or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, are based on the estimated fair value of the underlying collateral or the present value of the expected future cash flows.

(2)For these cost method investments, estimated fair value is determined from information provided on the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2016 and 2015 were not significant.

(3)During the year ended December 31, 2016, the Company recognized an impairment of computer software in connection with the sale to Massachusetts Mutual Life Insurance Company ("MassMutual") of MetLife, Inc.'s U.S. retail advisor force and certain assets associated with the MetLife Premier Client Group, including all of the issued and outstanding shares of MetLife's affiliated broker-dealer, MetLife Securities, Inc. ("MSI"), a wholly-owned subsidiary of MetLife, Inc. See Note 18.

Fair Value of Financial Instruments Carried at Other Than Fair Value

   The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "-- Recurring Fair Value Measurements" section. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                                   December 31, 2016
                                             -------------------------------------------------------------
                                                                 Fair Value Hierarchy
                                                          -----------------------------------
                                                                                                 Total
                                               Carrying                                        Estimated
                                                Value         Level 1     Level 2     Level 3  Fair Value
                                             ------------ ----------- ----------- ----------- ------------
                                                                     (In millions)
Assets
Mortgage loans..............................  $    55,994 $        -- $        -- $    57,171  $    57,171
Policy loans................................  $     5,945 $        -- $       258 $     6,695  $     6,953
Real estate joint ventures..................  $         4 $        -- $        -- $        26  $        26
Other limited partnership interests.........  $       336 $        -- $        -- $       362  $       362
Other invested assets.......................  $     2,263 $        -- $     2,151 $       151  $     2,302
Premiums, reinsurance and other receivables.  $    14,888 $        -- $       368 $    15,421  $    15,789
Liabilities
Policyholder account balances...............  $    72,944 $        -- $        -- $    74,052  $    74,052
Long-term debt..............................  $     1,503 $        -- $     1,755 $        --  $     1,755
Other liabilities...........................  $    14,731 $        -- $       894 $    13,920  $    14,814
Separate account liabilities................  $    65,545 $        -- $    65,545 $        --  $    65,545

                                                                   December 31, 2015
                                             -------------------------------------------------------------
                                                                 Fair Value Hierarchy
                                                          -----------------------------------
                                                                                                 Total
                                               Carrying                                        Estimated
                                                Value         Level 1     Level 2     Level 3  Fair Value
                                             ------------ ----------- ----------- ----------- ------------
                                                                     (In millions)
Assets
Mortgage loans..............................  $    53,408 $        -- $        -- $    54,969  $    54,969
Policy loans................................  $     8,134 $        -- $       330 $     9,539  $     9,869
Real estate joint ventures..................  $        12 $        -- $        -- $        39  $        39
Other limited partnership interests.........  $       467 $        -- $        -- $       553  $       553
Other invested assets.......................  $     2,372 $        -- $     2,197 $       202  $     2,399
Premiums, reinsurance and other receivables.  $    13,879 $        -- $       229 $    14,610  $    14,839
Liabilities
Policyholder account balances...............  $    71,331 $        -- $        -- $    73,506  $    73,506
Long-term debt..............................  $     1,618 $        -- $     1,912 $        --  $     1,912
Other liabilities...........................  $    19,545 $        -- $       323 $    19,882  $    20,205
Separate account liabilities................  $    60,767 $        -- $    60,767 $        --  $    60,767

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


   The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

  Mortgage Loans

     The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

  Policy Loans

     Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk, as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Real Estate Joint Ventures and Other Limited Partnership Interests

     The estimated fair values of these cost method investments are generally based on the Company's share of the NAV as provided on the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

  Other Invested Assets

     These other invested assets are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

  Premiums, Reinsurance and Other Receivables

     Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivatives and amounts receivable for securities sold but not yet settled.

     Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

     The amounts on deposit for derivative settlements, classified within Level 2, essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value.

  Policyholder Account Balances

     These policyholder account balances include investment contracts which primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts ("TCA"). The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

10. Fair Value (continued)


  Long-term Debt

     The estimated fair value of long-term debt is principally determined using market standard valuation methodologies.

     Valuations of instruments are based primarily on quoted prices in markets that are not active or using matrix pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues.

  Other Liabilities

     Other liabilities consist primarily of amounts due for securities purchased but not yet settled, funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements, and amounts payable under certain assumed reinsurance agreements, which are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For such payables, the estimated fair value is determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Separate Account Liabilities

     Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

     Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

11. Long-term and Short-term Debt

   Long-term and short-term debt outstanding was as follows:

                                                                                       December 31,
                                                          -----------------------------------------------------------------------

                     Interest Rates (1)                                  2016                                2015
                    --------------------                  ----------------------------------- -----------------------------------

                                                                           Unamor-                             Unamor-
                                                                   Unamo-   tized                     Unamor-   tized
                                Weighted                   Face    rtized  Issuance  Carrying  Face    tized   Issuance Carrying
                       Range    Average     Maturity       Value  Discount  Costs     Value    Value  Discount  Costs   Value (2)
                    ----------- -------- --------------   ------- -------- --------- -------- ------- -------- -------- ---------
                                                                                       (In millions)
Surplus notes -
 affiliated........ 7.38% 7.38%  7.38%        2037         $  700  $  (5)   $    (5)  $   690  $  700  $  (5)   $  (5)   $   690
Surplus notes (3).. 7.63% 7.88%  7.83%   2024  -     2025     400     (1)        (2)      397     507     (5)      (2)       500
Senior notes -
 affiliated........ 1.01% 2.71%  1.94%         --              --      --         --       --      50      --       --        50
Other notes........ 1.62% 6.49%  4.12%   2017  -     2031     494      --        (4)      490     457      --      (5)       452
                                                          ------- -------  --------- -------- ------- -------  -------  --------
Total long-term
 debt (4)..........                                         1,594     (6)       (11)    1,577   1,714    (10)     (12)     1,692
                                                          ------- -------  --------- -------- ------- -------  -------  --------
 Total short-term
  debt.............                                           100      --         --      100     100      --       --       100
                                                          ------- -------  --------- -------- ------- -------  -------  --------
  Total............                                        $1,694  $  (6)   $   (11)  $ 1,677  $1,814  $ (10)   $ (12)   $ 1,792
                                                          ======= =======  ========= ======== ======= =======  =======  ========

-------------

(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2016.

(2)Net of $12 million of unamortized issuance costs, which were reported in other assets at December 31, 2015.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Long-term and Short-term Debt (continued)


(3)In December 2016, the $107 million 7.625% surplus notes were deconsolidated due to the disposition of GALIC. See Note 3.

(4)Excludes $12 million and $11 million of long-term debt relating to CSEs -- FVO at December 31, 2016 and 2015, respectively. See Note 10.

   The aggregate maturities of long-term debt at December 31, 2016 for the next five years and thereafter are $20 million in 2017, $0 in each of 2018 and 2019, $346 million in 2020, $0 in 2021 and $1.2 billion thereafter.

   Unsecured senior debt which consists of senior notes and other notes rank highest in priority. Payments of interest and principal on the Company's surplus notes are subordinate to all other obligations and may be made only with the prior approval of the insurance department of the state of domicile.

Debt Issuance -- Other Notes

   In December 2015, MetLife Private Equity Holdings, LLC ("MPEH"), a wholly-owned indirect investment subsidiary of Metropolitan Life Insurance Company, entered into a five-year credit agreement (the "MPEH Credit Agreement") and borrowed $350 million under term loans that mature in December 2020. The loans bear interest at a variable rate of three-month LIBOR plus 3.70%, payable quarterly. In connection with the borrowing, $6 million of costs were incurred which have been capitalized and are being amortized over the term of the loans. Additionally, the MPEH Credit Agreement provides for MPEH to borrow up to $100 million on a revolving basis at a variable rate of three-month LIBOR plus 3.70%, payable quarterly. There were no revolving loans outstanding under the MPEH Credit Agreement at both December 31, 2016 and 2015. Term loans and revolving loans borrowed under the MPEH Credit Agreement are non-recourse to Metropolitan Life Insurance Company.

Debt Repayments

   In December 2015, a wholly-owned real estate subsidiary of the Company repaid in cash $110 million of its mortgage loans issued to Brighthouse Insurance due in January 2016.

   In November 2015, the Company repaid in cash, at maturity, $188 million of surplus notes issued to MetLife Mexico S.A., an affiliate. The redemption was approved by the New York Superintendent of Financial Services (the "Superintendent").

   In November 2015, the Company repaid in cash, at maturity, $200 million of surplus notes. The redemption was approved by the Superintendent.

   During 2015, a wholly-owned real estate subsidiary of the Company repaid in cash $132 million of its 7.26% mortgage loans issued to Brighthouse Insurance due in January 2020.

   In November 2014, a wholly-owned real estate subsidiary of the Company repaid in cash $60 million of its 7.01% mortgage loans issued to Brighthouse Insurance due in January 2020. It also repaid in cash $60 million of its 4.67% mortgage loans issued to Brighthouse Insurance due in January 2017.

   In September 2014, the Company repaid in cash, at maturity, $217 million of surplus notes issued to MetLife Mexico S.A. The redemption was approved by the Superintendent.

Short-term Debt

   Short-term debt with maturities of one year or less was as follows:

                                              December 31,
                                      -----------------------------
                                           2016           2015
                                      -------------- --------------
                                          (Dollars in millions)
            Commercial paper.........  $         100  $         100
            Average daily balance....  $         100  $         100
            Average days outstanding.        40 days        68 days

   During the years ended December 31, 2016, 2015 and 2014, the weighted average interest rate on short-term debt was 0.42%, 0.15% and 0.10%, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

11. Long-term and Short-term Debt (continued)


Interest Expense

   Interest expense included in other expenses was $112 million, $122 million and $150 million for the years ended December 31, 2016, 2015 and 2014, respectively. These amounts include $52 million, $67 million and $88 million of interest expense related to affiliated debt for the years ended December 31, 2016, 2015 and 2014, respectively. Such amounts do not include interest expense on long-term debt related to CSEs. See Note 8.

Credit and Committed Facilities

     At December 31, 2016, MetLife, Inc. and MetLife Funding, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife Funding"), maintained a $4.0 billion unsecured revolving credit facility (the "Credit Facility"), and Missouri Reinsurance, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company, had access to a committed bank facility of MetLife, Inc., which provides letters of credit for the benefit of certain affiliates of MetLife, Inc., including Metropolitan Life Insurance Company and certain of its subsidiaries, subject to bank consent (the "Committed Facility"). When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

  Credit Facility

     The Credit Facility is used for general corporate purposes, to support the borrowers' commercial paper programs and for the issuance of letters of credit. Total fees associated with the Credit Facility were $8 million, $4 million and $4 million for the years ended December 31, 2016, 2015 and 2014, respectively, and were included in other expenses.

     Information on the Credit Facility at December 31, 2016 was as follows:

                                                                             Letters of Credit
                                                               Maximum          Used by the      Letters of Credit
 Borrower(s)                                Expiration         Capacity         Company (1)    Used by Affiliates (1) Drawdowns
---------------------------------------- ----------------- ----------------- ----------------- ---------------------- ----------
                                                                                              (In millions)
MetLife, Inc. and MetLife Funding, Inc.. May 2019 (2) (3)   $  4,000 (2) (3)    $        202       $          528      $      --

                                            Unused
 Borrower(s)                              Commitments
---------------------------------------- -------------

MetLife, Inc. and MetLife Funding, Inc..  $      3,270

-------------

(1)MetLife, Inc. and MetLife Funding are severally liable for their respective obligations under the Credit Facility. MetLife Funding was not an applicant under letters of credit outstanding as of December 31, 2016 and is not responsible for any reimbursement obligations under such letters of credit.

(2)All borrowings under the Credit Facility must be repaid by May 30, 2019, except that letters of credit outstanding upon termination may remain outstanding until May 30, 2020.

(3)In December 2016, MetLife, Inc. and MetLife Funding entered into an agreement to amend their existing $4.0 billion unsecured revolving credit facility, which provides, among other things, that the facility will be amended and restated upon the completion of the proposed Separation and the satisfaction of certain other conditions. As amended and restated, the unsecured revolving credit facility will provide for borrowings and the issuance of letters of credit in an aggregate amount of up to $3.0 billion. All borrowings under this amended unsecured revolving credit facility must be repaid by December 20, 2021, except that letters of credit outstanding upon termination may remain outstanding until December 20, 2022.

  Committed Facility

     The letters of credit issued under the Committed Facility are used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees associated with the Committed Facility were $4 million for each of the years ended December 31, 2016, 2015 and 2014 and were included in other expenses. Missouri Reinsurance, Inc. had $255 million in letters of credit outstanding and there was no remaining availability under the Committed Facility at December 31, 2016. The Committed Facility matures on June 20, 2018. In addition to the Committed Facility, see "-- Debt Issuance -- Other Notes" for information about an undrawn line of credit facility in the amount of $100 million.

Debt and Facility Covenants

   Certain of the Company's debt instruments and the Credit Facility contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all applicable covenants at December 31, 2016.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity


Stock-Based Compensation Plans

     The Company does not issue any awards payable in its common stock or options to purchase its common stock.

     An affiliate employs the personnel who conduct most of the Company's business. In accordance with a services agreement with that affiliate, the Company bears a proportionate share of stock-based compensation expense for those employees. Stock-based compensation expense relate to Stock Options, Performance Shares, and Restricted Stock Units under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan and the MetLife, Inc. 2015 Stock and Incentive Compensation Plan, most of which MetLife, Inc. granted in the first quarter of each year.

     The Company's expense related to stock-based compensation included in other expenses was $89 million, $85 million and $100 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Statutory Equity and Income

   See Note 3 for information on the disposition of NELICO and GALIC.

   The states of domicile of Metropolitan Life Insurance Company and its former U.S. insurance subsidiaries each impose risk-based capital ("RBC") requirements that were developed by the National Association of Insurance
Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("CAL RBC"). The CAL RBC ratios for Metropolitan Life Insurance Company and its former U.S. insurance subsidiaries were each in excess of 400% for all periods presented.

   Metropolitan Life Insurance Company's foreign insurance operations are regulated by applicable authorities of the countries in which each entity operates and are subject to minimum capital and solvency requirements in those countries before corrective action commences. The aggregate required capital and surplus of Metropolitan Life Insurance Company's foreign insurance operations was $37 million and the aggregate actual regulatory capital and surplus was $493 million as of the date of the most recent required capital adequacy calculation for each jurisdiction. Each of those foreign insurance operations exceeded minimum capital and solvency requirements of their respective countries for all periods presented.

   Metropolitan Life Insurance Company and its former U.S. insurance subsidiaries prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its former U.S. insurance subsidiaries.

   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

   Metropolitan Life Insurance Company and its former U.S. insurance subsidiaries have no material state prescribed accounting practices, except as described below.

   New York has adopted certain prescribed accounting practices, primarily consisting of the continuous Commissioners' Annuity Reserve Valuation Method, which impacts deferred annuities, and the New York Special Consideration Letter, which mandates certain assumptions in asset adequacy testing. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of MLIC for the years ended December 31, 2016 and 2015 by an amount of $909 million and $1.2 billion, respectively, in excess of the amount of the decrease had capital and surplus been measured under NAIC guidance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)


   The tables below present amounts from Metropolitan Life Insurance Company and its former U.S. insurance subsidiaries, which are derived from their respective statutory-basis financial statements as filed with the insurance regulators.

   Statutory net income (loss) was as follows:

                                                                      Years Ended December 31,
                                                                 -----------------------------------
 Company                                       State of Domicile    2016        2015        2014
-------------------------------------------- ------------------- ----------- ----------- -----------
                                                                            (In millions)
Metropolitan Life Insurance Company (1).....      New York        $    3,444  $    3,703  $    1,487
New England Life Insurance Company (1)......    Massachusetts            N/A  $      157  $      303
General American Life Insurance Company (1).      Missouri               N/A  $      204  $      129

-------------

(1)In December 2016, MLIC distributed all of the issued and outstanding shares of common stock of each of NELICO and GALIC to MetLife, Inc., in the form of a non-cash extraordinary dividend.

   Statutory capital and surplus was as follows at:

                                                        December 31,
                                                -----------------------------
    Company                                          2016           2015
   -------------------------------------------- -------------- --------------
                                                        (In millions)
   Metropolitan Life Insurance Company (1).....  $      11,195  $      14,485
   New England Life Insurance Company (1)......            N/A  $         632
   General American Life Insurance Company (1).            N/A  $         984

-------------

(1)In December 2016, MLIC distributed all of the issued and outstanding shares of common stock of each of NELICO and GALIC to MetLife, Inc., in the form of a non-cash extraordinary dividend.

Dividend Restrictions

   The table below sets forth the dividends permitted to be paid by Metropolitan Life Insurance Company to MetLife, Inc. without insurance regulatory approval and dividends paid:

                                            2017               2016              2015
                                     ------------------- ---------------- ------------------
                                       Permitted Without
 Company                                  Approval           Paid (1) (2)        Paid (1)
------------------------------------ ------------------- ---------------- ------------------
                                                          (In millions)
Metropolitan Life Insurance Company.   $         2,723    $         5,740  $           1,489

-------------

(1)Reflects all amounts paid, including those requiring regulatory approval.

(2)In 2016, MLIC paid an ordinary cash dividend to MetLife, Inc. in the amount of $3.6 billion. In addition, in December 2016, MLIC distributed to MetLife, Inc. as a non-cash extraordinary dividend all of the issued and outstanding shares of common stock of each of NELICO and GALIC in the amount of $981 million and $1.2 billion, respectively, as calculated on a statutory basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)


   Effective for dividends paid during 2016 and going forward, the New York Insurance Law was amended permitting Metropolitan Life Insurance Company without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. in any calendar year based on either of two standards. Under one standard, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive "unassigned funds (surplus)" excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of:
(i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, Metropolitan Life Insurance Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, Metropolitan Life Insurance Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under New York Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

   The table below sets forth the dividends paid by Metropolitan Life Insurance Company's former U.S. insurance subsidiaries to Metropolitan Life Insurance Company without regulatory approval:

                                                     2017               2016               2015
                                              ------------------- ----------------- ------------------
                                                Permitted Without
 Company                                         Approval (1)            Paid (2)           Paid (2)
--------------------------------------------- ------------------- ----------------- ------------------
                                                                   (In millions)
 New England Life Insurance Company (1)......         N/A          $             --  $             199
 General American Life Insurance Company (1).         N/A          $             --  $              --

-------------

(1)As MLIC distributed all of the issued and outstanding common stock of each of NELICO and GALIC to MetLife, Inc. in December 2016, there are no dividend amounts that may be paid to Metropolitan Life Insurance Company in 2017. See
   Note 3.

(2)Includes all amounts paid, including those requiring regulatory approval.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)


Accumulated Other Comprehensive Income (Loss)

   Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company, was as follows:

                                              Unrealized                        Foreign       Defined
                                           Investment Gains     Unrealized     Currency       Benefit
                                           (Losses), Net of   Gains (Losses)  Translation      Plans
                                          Related Offsets (1) on Derivatives   Adjustments   Adjustment        Total
                                         -------------------- -------------- ------------- --------------  -------------
                                                                          (In millions)
Balance at December 31, 2013............     $      3,468      $        236    $       31   $      (1,577)  $      2,158
OCI before reclassifications............            4,095               606           (44)         (1,181)         3,476
Deferred income tax benefit (expense)...           (1,409)             (212)           10             406         (1,205)
                                            -------------     -------------   -----------  --------------  -------------
 AOCI before reclassifications, net of
   income tax...........................            6,154               630           (3)          (2,352)         4,429
Amounts reclassified from AOCI..........               70               682            --             180            932
Deferred income tax benefit (expense)...              (24)             (239)           --             (64)          (327)
                                            -------------     -------------   -----------  --------------  -------------
 Amounts reclassified from AOCI, net of
   income tax...........................               46               443            --             116            605
                                            -------------     -------------   -----------  --------------  -------------
Balance at December 31, 2014............            6,200             1,073            (3)         (2,236)         5,034
OCI before reclassifications............           (4,839)              (19)         (101)            113         (4,846)
Deferred income tax benefit (expense)...            1,715                 6            30             (40)         1,711
                                            -------------     -------------   -----------  --------------  -------------
 AOCI before reclassifications, net of
   income tax...........................            3,076             1,060           (74)         (2,163)         1,899
Amounts reclassified from AOCI..........              405               578            --             229          1,212
Deferred income tax benefit (expense)...             (144)             (202)           --             (80)          (426)
                                            -------------     -------------   -----------  --------------  -------------
 Amounts reclassified from AOCI, net of
   income tax...........................              261               376            --             149            786
                                            -------------     -------------   -----------  --------------  -------------
Balance at December 31, 2015............            3,337             1,436           (74)         (2,014)         2,685
OCI before reclassifications............              792              (141)          (11)             (4)           636
Deferred income tax benefit (expense)...             (286)               49             3              (5)          (239)
                                            -------------     -------------   -----------  --------------  -------------
 AOCI before reclassifications, net of
   income tax...........................            3,843             1,344           (82)         (2,023)         3,082
Amounts reclassified from AOCI..........               71               177            --             191            439
Deferred income tax benefit (expense)...              (26)              (62)           --             (60)          (148)
                                            -------------     -------------   -----------  --------------  -------------
 Amounts reclassified from AOCI, net of
   income tax...........................               45               115            --             131            291
Dispositions (2)........................             (456)               --            23              30           (403)
Deferred income tax benefit (expense)...              160                --            (8)             (3)           149
                                            -------------     -------------   -----------  --------------  -------------
 Dispositions, net of income tax........             (296)               --            15              27           (254)
                                            -------------     -------------   -----------  --------------  -------------
Balance at December 31, 2016............     $      3,592      $      1,459    $      (67)  $      (1,865)  $      3,119
                                            =============     =============   ===========  ==============  =============

-------------

(1)See Note 8 for information on offsets to investments related to future policy benefits, DAC, VOBA and DSI, and the policyholder dividend obligation.

(2)See Note 3.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

12. Equity (continued)


   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                                                                 Consolidated Statement of
                                                                                                      Operations and
                                                                                                Comprehensive Income (Loss)
 AOCI Components                                        Amounts Reclassified from AOCI                   Locations
-------------------------------------------------  ---------------------------------------     ------------------------------
                                                           Years Ended December 31,
                                                   ---------------------------------------
                                                       2016          2015           2014
                                                   -----------   ------------   ------------
                                                                (In millions)
Net unrealized investment gains (losses):.........
Net unrealized investment gains (losses)..........  $       10    $      (208)   $      (103)  Net investment gains (losses)
Net unrealized investment gains (losses)..........          21             31             40   Net investment income
Net unrealized investment gains (losses)..........        (102)          (228)            (7)  Net derivative gains (losses)
                                                   -----------   ------------   ------------
 Net unrealized investment gains (losses), before
   income tax.....................................         (71)          (405)           (70)
Income tax (expense) benefit......................          26            144             24
                                                   -----------   ------------   ------------
 Net unrealized investment gains (losses), net of
   income tax.....................................         (45)          (261)           (46)
                                                   ===========   ============   ============
Unrealized gains (losses) on derivatives -- cash
 flow hedges:
Interest rate swaps...............................          57             83             41   Net derivative gains (losses)
Interest rate swaps...............................          12             11              9   Net investment income
Interest rate forwards............................          (1)             4             (8)  Net derivative gains (losses)
Interest rate forwards............................           3              2              2   Net investment income
Foreign currency swaps............................        (251)          (679)          (725)  Net derivative gains (losses)
Foreign currency swaps............................          (1)            (1)            (2)  Net investment income
Credit forwards...................................           3              1             --   Net derivative gains (losses)
Credit forwards...................................           1              1              1   Net investment income
                                                   -----------   ------------   ------------
 Gains (losses) on cash flow hedges, before
   income tax.....................................        (177)          (578)          (682)
Income tax (expense) benefit......................          62            202            239
                                                   -----------   ------------   ------------
 Gains (losses) on cash flow hedges, net of
   income tax.....................................        (115)          (376)          (443)
                                                   ===========   ============   ============
Defined benefit plans adjustment: (1).............
Amortization of net actuarial gains (losses)......        (198)          (233)          (180)
Amortization of prior service (costs) credit......           7              4             --
                                                   -----------   ------------   ------------
 Amortization of defined benefit plan items,
   before income tax..............................        (191)          (229)          (180)
Income tax (expense) benefit......................          60             80             64
                                                   -----------   ------------   ------------
 Amortization of defined benefit plan items, net
   of income tax..................................        (131)          (149)          (116)
                                                   ===========   ============   ============
 Total reclassifications, net of income tax.......  $     (291)   $      (786)   $      (605)
                                                   ===========   ============   ============

-------------

(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 14.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

13. Other Expenses


   Information on other expenses was as follows:

                                                   Years Ended December 31,
                                         -------------------------------------------
                                              2016           2015           2014
                                         -------------  -------------  -------------
                                                        (In millions)
Compensation............................  $      2,116   $      2,056   $      2,257
Pension, postretirement and
 postemployment benefit costs...........           251            241            322
Commissions.............................           687            685            828
Volume-related costs....................           303            221             70
Affiliated expenses on ceded and
 assumed reinsurance....................           923            807          1,009
Capitalization of DAC...................          (332)          (482)          (424)
Amortization of DAC and VOBA............           441            742            695
Interest expense on debt................           112            122            151
Premium taxes, licenses and fees........           365            355            328
Professional services...................           924          1,133          1,013
Rent and related expenses, net of
 sublease income........................           133             87            128
Other (1)...............................          (120)           291           (306)
                                         -------------  -------------  -------------
 Total other expenses...................  $      5,803   $      6,258   $      6,071
                                         =============  =============  =============

-------------

(1)See Note 15 for information on the charge related to income tax for the year ended December 31, 2015.

Capitalization of DAC and Amortization of DAC and VOBA

   See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 7 for a description of the DAC amortization impact associated with the closed block.

Interest Expense on Debt

   See Note 11 for additional information on interest expense on debt.

Affiliated Expenses

   Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 6, 11 and 18 for a discussion of affiliated expenses included in the table above.

Restructuring Charges

   In 2016, the Company completed a previous enterprise-wide strategic initiative. These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported in Corporate & Other. Information regarding restructuring charges was as follows:

                                                                 Years Ended December 31,
                              ----------------------------------------------------------------------------------------------
                                           2016                            2015                            2014
                              ------------------------------  ------------------------------  ------------------------------
                                         Lease and                       Lease and                       Lease and
                                           Asset                           Asset                           Asset
                              Severance  Impairment   Total   Severance  Impairment   Total   Severance  Impairment   Total
                              ---------  ----------  -------  ---------  ----------  -------  ---------  ----------  -------
                                                                  (In millions)
Balance at January 1,........  $     17     $     4   $   21   $     31   $       6   $   37   $     39   $       6   $   45
Restructuring charges........        --           1        1         52           4       56         66           8       74
Cash payments................       (17)         (4)     (21)       (66)         (6)     (72)       (74)         (8)     (82)
                              ---------  ----------  -------  ---------  ----------  -------  ---------  ----------  -------
Balance at December 31,......  $     --     $     1   $    1   $     17   $       4   $   21   $     31   $       6   $   37
                              =========    ========  =======  =========  ==========  =======  =========  ==========  =======
Total restructuring charges
 incurred since inception of
 initiative..................  $    306     $    47   $  353   $    306   $      46   $  352   $    254   $      42   $  296
                              =========    ========  =======  =========  ==========  =======  =========  ==========  =======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans


Pension and Other Postretirement Benefit Plans

   The Company sponsors and administers various qualified and nonqualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as interest credits, determined annually based upon the annual rate of interest on 30-year U.S. Treasury securities, for each account balance. The nonqualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated an equitable share of net expense related to the plans, proportionate to other expenses being allocated to these affiliates.

   The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


  Obligations and Funded Status

                                                                                    December 31,
                                                        --------------------------------------------------------------------
                                                                       2016                               2015
                                                        ----------------------------------  --------------------------------
                                                                               Other                             Other
                                                            Pension         Postretirement     Pension        Postretirement
                                                            Benefits (1)      Benefits       Benefits (1)       Benefits
                                                        ----------------  ----------------  --------------  ----------------
                                                                                    (In millions)
Change in benefit obligations:
Benefit obligations at January 1,......................     $      9,760      $      1,905   $      10,262      $      2,129
Service costs..........................................              203                 9             217                15
Interest costs.........................................              415                82             404                88
Plan participants' contributions.......................               --                33              --                30
Net actuarial (gains) losses...........................              298              (119)           (626)             (233)
Divestitures, settlements and curtailments (2).........             (270)               (8)             --                --
Change in benefits and other...........................              (11)              (43)             --               (14)
Benefits paid..........................................             (558)             (117)           (497)             (109)
Effect of foreign currency translation.................               --                --              --                (1)
                                                        ----------------  ----------------  --------------  ----------------
  Benefit obligations at December 31,..................            9,837             1,742           9,760             1,905
                                                        ----------------  ----------------  --------------  ----------------
Change in plan assets:
Estimated fair value of plan assets at January 1,......            8,490             1,372           8,750             1,426
Actual return on plan assets...........................              620                75            (138)                3
Divestitures (2).......................................             (155)               --              --                --
Plan participants' contributions.......................               --                33              --                30
Employer contributions.................................              324                16             375                22
Benefits paid..........................................             (558)             (117)           (497)             (109)
                                                        ----------------  ----------------  --------------  ----------------
  Estimated fair value of plan assets at December 31,..            8,721             1,379           8,490             1,372
                                                        ----------------  ----------------  --------------  ----------------
  Over (under) funded status at December 31,...........     $     (1,116)     $       (363)  $      (1,270)     $       (533)
                                                        ================  ================  ==============  ================
Amounts recognized on the consolidated balance sheets:
Other assets...........................................     $         --      $         --   $          --      $         --
Other liabilities......................................           (1,116)             (363)         (1,270)             (533)
                                                        ----------------  ----------------  --------------  ----------------
  Net amount recognized................................     $     (1,116)     $       (363)  $      (1,270)     $       (533)
                                                        ================  ================  ==============  ================
AOCI:
Net actuarial (gains) losses...........................     $      2,839      $         93   $       2,894      $        221
Prior service costs (credit)...........................              (11)              (48)             (1)              (14)
                                                        ----------------  ----------------  --------------  ----------------
  AOCI, before income tax..............................     $      2,828      $         45   $       2,893      $        207
                                                        ================  ================  ==============  ================
  Accumulated benefit obligation.......................     $      9,557               N/A   $       9,439               N/A
                                                        ================                    ==============

-------------

(1) Includes nonqualified unfunded plans, for which the aggregate PBO was $1.1 billion at both December 31, 2016 and 2015.

(2) Divestitures for the year ended December 31, 2016 include amounts related to the disposition of NELICO and GALIC. See Note 3.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


   Information for pension plans with PBOs in excess of plan assets and accumulated benefit obligations ("ABO") in excess of plan assets was as follows at:

                                                        December 31,
                                     -----------------------------------------------------------------
                                            2016             2015            2016             2015
                                       ------------    ------------     ------------    ------------
                                     PBO Exceeds Estimated Fair Value ABO Exceeds Estimated Fair Value
                                          of Plan Assets                   of Plan Assets
                                     -------------------------------- --------------------------------
                                                                  (In millions)
Projected benefit obligations....... $      9,837     $      9,759    $      1,093     $      1,832
Accumulated benefit obligations..... $      9,557     $      9,439    $      1,046     $      1,751
Estimated fair value of plan assets. $      8,721     $      8,490    $         --     $        646

 Net Periodic Benefit Costs

   The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                                        Years Ended December 31,
                                         --------------------------------------------------------------------------------------
                                                     2016                         2015                         2014
                                         ---------------------------  ---------------------------  ----------------------------
                                                          Other                        Other                         Other
                                          Pension     Postretirement   Pension     Postretirement    Pension     Postretirement
                                          Benefits      Benefits       Benefits      Benefits        Benefits      Benefits
                                         ----------  ---------------  ----------  ---------------  -----------  ---------------
                                                                              (In millions)
Net periodic benefit costs:
Service costs...........................  $     203         $      9   $     217          $    15   $      200         $     14
Interest costs..........................        415               82         404               88          437               92
Settlement and curtailment costs (1)....          1               30          --               --           14                2
Expected return on plan assets..........       (527)             (74)       (538)             (80)        (475)             (75)
Amortization of net actuarial (gains)
 losses.................................        188               10         190               43          169               11
Amortization of prior service costs
 (credit)...............................         (1)              (6)         (1)              (3)           1               (1)
Allocated to affiliates.................        (64)              (9)        (59)             (18)         (54)             (11)
                                         ----------  ---------------  ----------  ---------------  -----------  ---------------
 Total net periodic benefit costs
   (credit).............................        215               42         213               45          292               32
                                         ----------  ---------------  ----------  ---------------  -----------  ---------------
Other changes in plan assets and
 benefit obligations recognized in OCI:
Net actuarial (gains) losses............        176             (121)         50             (156)         996              222
Prior service costs (credit)............        (11)             (40)         --               (7)         (18)             (12)
Dispositions (2)........................        (32)               2          --               --           --               --
Amortization of net actuarial (gains)
 losses.................................       (188)             (10)       (190)             (43)        (169)             (11)
Amortization of prior service (costs)
 credit.................................          1                6           1                3           (1)               1
                                         ----------  ---------------  ----------  ---------------  -----------  ---------------
 Total recognized in OCI................        (54)            (163)       (139)            (203)         808              200
                                         ----------  ---------------  ----------  ---------------  -----------  ---------------
 Total recognized in net periodic
   benefit costs and OCI................  $     161         $   (121)  $      74          $  (158)  $    1,100         $    232
                                         ==========  ===============  ==========  ===============  ===========  ===============

-------------

(1) The Company recognized curtailment charges on certain postretirement benefit plans in connection with the sale to MassMutual of MetLife, Inc.'s U.S. retail advisor force and certain assets associated with the MetLife Premier Client Group, including all of the issued and outstanding shares of MSI. See Note 18.

(2) See Note 3.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


     The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit pension plans and other postretirement benefit plans that will be amortized from AOCI into net periodic benefit costs over the next year are $175 million and ($1) million, and $0 and ($22) million, respectively.

  Assumptions

     Assumptions used in determining benefit obligations were as follows:

                                        Pension Benefits   Other Postretirement Benefits
                                    -------------------- -------------------------------
December 31, 2016
Weighted average discount rate.....        4.30%                      4.45%
Rate of compensation increase......    2.25% - 8.50%                   N/A
December 31, 2015
Weighted average discount rate.....        4.50%                      4.60%
Rate of compensation increase......    2.25% - 8.50%                   N/A

     Assumptions used in determining net periodic benefit costs were as follows:

                                                             Pension Benefits   Other Postretirement Benefits
                                                         -------------------- -------------------------------
Year Ended December 31, 2016
Weighted average discount rate..........................        4.13%                      4.37%
Weighted average expected rate of return on plan assets.        6.00%                      5.53%
Rate of compensation increase...........................    2.25% - 8.50%                   N/A
Year Ended December 31, 2015
Weighted average discount rate..........................        4.10%                      4.10%
Weighted average expected rate of return on plan assets.        6.25%                      5.70%
Rate of compensation increase...........................    2.25% - 8.50%                   N/A
Year Ended December 31, 2014
Weighted average discount rate..........................        5.15%                      5.15%
Weighted average expected rate of return on plan assets.        6.25%                      5.70%
Rate of compensation increase...........................    3.50% - 7.50%                   N/A

     The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate PBO when due.

     The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected rate of return on plan assets for use in that plan's valuation in 2017 is currently anticipated to be 6.00% for pension benefits and 5.35% for other postretirement benefits.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


     The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                                            December 31,
                                                            ---------------------------------------------
                                                                     2016                   2015
                                                            ---------------------- ----------------------
                                                               Before   Age 65 and    Before   Age 65 and
                                                             Age 65      older      Age 65      older
                                                            --------- ------------ --------- ------------
Following year.............................................      6.8%          13%      6.3%        10.3%
Ultimate rate to which cost increase is assumed to decline.      4.0%         4.3%      4.2%         4.6%
Year in which the ultimate trend rate is reached...........      2077         2092      2086         2091

     Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects as of December 31, 2016:

                                                            One Percent   One Percent
                                                            Increase      Decrease
                                                          ------------- -------------
                                                                 (In millions)
Effect on total of service and interest costs components.    $       12  $       (10)
Effect of accumulated postretirement benefit obligations.    $      215  $      (177)

  Plan Assets

     The Company provides employees with benefits under various Employee Retirement Income Security Act of 1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in an insurance group annuity contract, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in a trust which largely utilizes insurance contracts to hold the assets. All of these contracts are issued by the Company's insurance affiliates, and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short-term investments, fixed maturity and equity securities, derivatives, real estate, private equity investments and hedge fund investments.

     The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any of the given Managers.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


     The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward (i) maximizing the Invested Plan's funded status;
  (ii) minimizing the volatility of the Invested Plan's funded status;
  (iii) generating asset returns that exceed liability increases; and
  (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of the Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and recommend asset allocations.

     Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

     The table below summarizes the actual weighted average allocation of the estimated fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class at December 31, 2016 for the Invested Plans:

                                                            December 31,
                          ---------------------------------------------------------------------------------
                                            2016                                     2015
                          ---------------------------------------------------------------------------------
                                               Other Postretirement                    Other Postretirement
                             Pension Benefits         Benefits (2)    Pension Benefits       Benefits (2)
                          -------------------- -------------------- ------------------ --------------------
                                     Actual               Actual          Actual              Actual
                            Target  Allocation   Target  Allocation     Allocation          Allocation
                          -------- ----------- -------- ----------- ------------------ --------------------
Asset Class (1)
Fixed maturity securities   82%          81%        76%         76%                75%                  75%
Equity securities (3)....   10%          11%        24%         24%                15%                  25%
Alternative
 securities (4)..........    8%           8%        --%         --%                10%                  --%
                                   -----------          ----------- ------------------ --------------------
 Total assets............               100%                   100%               100%                 100%
                                   ===========          =========== ================== ====================

-------------

(1) Certain prior year amounts have been reclassified from alternative securities into fixed maturity securities to conform to the current year presentation.

(2) Other postretirement benefits do not reflect postretirement life's plan assets invested in fixed maturity securities.

(3) Equity securities percentage includes derivative assets.

(4) Alternative securities primarily include hedges, private equity and real estate funds.

  Estimated Fair Value

     The pension and other postretirement benefit plan assets are categorized into a three-level fair value hierarchy, as described in Note 10, based upon the significant input with the lowest level in its valuation. The Level 2 asset category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate accounts is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data. Directly held investments are primarily invested in U.S. and foreign government and corporate securities. The Level 3 asset category includes separate accounts that are invested in assets that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


     The pension and other postretirement plan assets measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                    December 31, 2016
                                   ------------------------------------------------------------------------------------
                                                Pension Benefits                    Other Postretirement Benefits
                                   ------------------------------------------ -----------------------------------------
                                        Fair Value Hierarchy                      Fair Value Hierarchy
                                   ------------------------------             -----------------------------
                                                                     Total                                     Total
                                                                   Estimated                                 Estimated
                                     Level 1   Level 2    Level 3  Fair Value   Level 1   Level 2   Level 3  Fair Value
                                   --------- ---------  --------- ----------- --------- --------- --------- -----------
                                                                      (In millions)
Assets
Fixed maturity securities:
Corporate.........................  $    --   $  3,406    $   --    $  3,406    $   20    $  305    $  --     $    325
U.S. government bonds.............    1,655          4        --       1,659       210         1       --          211
Foreign bonds.....................       --        775        --         775        --        72       --           72
Federal agencies..................       --        196        --         196        --        28       --           28
Municipals........................       --        313        --         313        --        23       --           23
Short-term investments............      118        212        --         330        13       416       --          429
Other (1).........................       --        362         9         371        --        55       --           55
                                   --------- ---------  --------- ----------- --------- --------- --------- -----------
  Total fixed maturity securities.    1,773      5,268         9       7,050       243       900       --        1,143
                                   --------- ---------  --------- ----------- --------- --------- --------- -----------
Equity securities:
Common stock - domestic...........      474         --        --         474       113        --       --          113
Common stock - foreign............      380         --        --         380       122        --       --          122
                                   --------- ---------  --------- ----------- --------- --------- --------- -----------
  Total equity securities.........      854         --        --         854       235        --       --          235
                                   --------- ---------  --------- ----------- --------- --------- --------- -----------
Other investments.................       --        105       634         739        --        --       --           --
Derivative assets.................       16         (2)       64          78         1        --       --            1
                                   --------- ---------  --------- ----------- --------- --------- --------- -----------
  Total assets....................  $ 2,643   $  5,371    $  707    $  8,721    $  479    $  900    $  --     $  1,379
                                   ========= =========  ========= =========== ========= ========= ========= ===========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


                                                                    December 31, 2015
                                   -----------------------------------------------------------------------------------
                                               Pension Benefits                    Other Postretirement Benefits
                                   ----------------------------------------- -----------------------------------------
                                       Fair Value Hierarchy                      Fair Value Hierarchy
                                   -----------------------------             -----------------------------
                                                                    Total                                     Total
                                                                  Estimated                                 Estimated
                                     Level 1   Level 2   Level 3  Fair Value   Level 1   Level 2   Level 3  Fair Value
                                   --------- --------- --------- ----------- --------- --------- --------- -----------
                                                                      (In millions)
Assets
Fixed maturity securities:
Corporate.........................  $    --   $  2,905   $   78    $  2,983    $   18    $  280    $    1    $    299
U.S. government bonds.............      994        493       --       1,487       193        12        --         205
Foreign bonds.....................       --        677       17         694        --        61        --          61
Federal agencies..................       --        228       --         228        --        34        --          34
Municipals........................       --        302       --         302        --        55        --          55
Short-term investments (2)........       10        304       --         314         1       431        --         432
Other (1), (2)....................        9        403        7         419        --        47        --          47
                                   --------- --------- --------- ----------- --------- --------- --------- -----------
  Total fixed maturity securities.    1,013      5,312      102       6,427       212       920         1       1,133
                                   --------- --------- --------- ----------- --------- --------- --------- -----------
Equity securities:
Common stock - domestic...........      751         24       --         775       126        --        --         126
Common stock - foreign............      378         --       --         378       111        --        --         111
                                   --------- --------- --------- ----------- --------- --------- --------- -----------
  Total equity securities.........    1,129         24       --       1,153       237        --        --         237
                                   --------- --------- --------- ----------- --------- --------- --------- -----------
Other investments.................       --         84      722         806        --        --        --          --
Derivative assets.................       26          3       75         104         2        --        --           2
                                   --------- --------- --------- ----------- --------- --------- --------- -----------
  Total assets....................  $ 2,168   $  5,423   $  899    $  8,490    $  451    $  920    $    1    $  1,372
                                   ========= ========= ========= =========== ========= ========= ========= ===========

-------------

(1) Other primarily includes money market securities, mortgage-backed securities, collateralized mortgage obligations and ABS.

(2) The prior year amounts have been reclassified into fixed maturity securities to conform to the current year presentation.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


     A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                                  Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                  ----------------------------------------------------------------------
                                                                         Pension Benefits
                                                  ----------------------------------------------------------------------
                                                       Fixed Maturity Securities
                                                  ----------------------------------------
                                                                   Foreign                      Other         Derivative
                                                    Corporate       Bonds       Other (1)     Investments      Assets
                                                  -----------    ----------   -----------   -------------   ------------
                                                                          (In millions)
Balance, January 1, 2015.........................  $      80     $      17      $      8      $      743      $      72
Realized gains (losses)..........................          1            --            --              --            (11)
Unrealized gains (losses)........................         (5)           --             1              55             (9)
Purchases, sales, issuances and settlements, net.          8             1            (1)            (76)            23
Transfers into and/or out of Level 3.............         (6)           (1)           (1)             --             --
                                                  -----------   ----------    -----------   -------------   ------------
Balance, December 31, 2015.......................  $      78     $      17      $      7      $      722      $      75
Realized gains (losses)..........................          3            --            --              (1)             3
Unrealized gains (losses)........................          3            (4)            1              32            (18)
Purchases, sales, issuances and settlements, net.        (22)           (3)           --            (119)             6
Transfers into and/or out of Level 3.............        (62)          (10)            1              --             (2)
                                                  -----------   ----------    -----------   -------------   ------------
Balance, December 31, 2016.......................  $      --     $      --      $      9      $      634      $      64
                                                  ===========   ==========    ===========   =============   ============

-------------

(1) Other includes ABS and collateralized mortgage obligations.

     Other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs were not significant for the years ended December 31, 2016 and 2015.

  Expected Future Contributions and Benefit Payments

     It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions are required for 2017. The Company expects to make discretionary contributions to the qualified pension plan of $225 million in 2017. For information on employer contributions, see "-- Obligations and Funded Status."

     Benefit payments due under the nonqualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $70 million to fund the benefit payments in 2017.

     Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due. As permitted under the terms of the governing trust document, the Company may be reimbursed from plan assets for postretirement medical claims paid from their general assets. The Company expects to make contributions of $50 million towards benefit obligations in 2017 to pay postretirement medical claims.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

14. Employee Benefit Plans (continued)


     Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                                  Pension Benefits   Other Postretirement Benefits
                                              -------------------- -------------------------------
                                                                 (In millions)
2017.........................................     $            534                  $           83
2018.........................................     $            547                  $           85
2019.........................................     $            559                  $           91
2020.........................................     $            580                  $           93
2021.........................................     $            587                  $           95
2022-2026....................................     $          3,210                  $          494

  Additional Information

     As previously discussed, most of the assets of the pension benefit plans are held in a group annuity contract issued by the Company while some of the assets of the postretirement benefit plans are held in a trust which largely utilizes life insurance contracts issued by the Company to hold such assets. Total revenues from these contracts recognized on the consolidated statements of operations were $57 million, $55 million and $50 million for the years ended December 31, 2016, 2015 and 2014, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $660 million, ($130) million and $1.2 billion for the years ended December 31, 2016, 2015 and 2014, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

Defined Contribution Plans

   The Company sponsors defined contribution plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $73 million, $72 million and $68 million for the years ended December 31, 2016, 2015 and 2014, respectively.

15. Income Tax

   The provision for income tax from continuing operations was as follows:

                                           Years Ended December 31,
                                    --------------------------------------
                                        2016        2015         2014
                                    -----------  ----------- -------------
                                                (In millions)
     Current:
     Federal.......................  $      675   $    1,384  $        901
     State and local...............           5           20             3
     Foreign.......................          40           36            74
                                    -----------  ----------- -------------
       Subtotal....................         720        1,440           978
                                    -----------  ----------- -------------
     Deferred:
     Federal.......................        (531)         315           538
     Foreign.......................          18           27            16
                                    -----------  ----------- -------------
       Subtotal....................        (513)         342           554
                                    -----------  ----------- -------------
       Provision for income tax
        expense (benefit)..........  $      207   $    1,782  $      1,532
                                    ===========  =========== =============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


   The Company's income (loss) from continuing operations before income tax expense (benefit) from domestic and foreign operations were as follows:

                                           Years Ended December 31,
                                           ------------------------
                                             2016    2015    2014
                                           -------  ------- -------
                                                (In millions)
            Income (loss) from continuing
              operations:
            Domestic......................  $2,401   $4,467  $5,335
            Foreign.......................    (438)      72      56
                                           -------  ------- -------
              Total.......................  $1,963   $4,539  $5,391
                                           =======  ======= =======

   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                           Years Ended December 31,
                                           ------------------------
                                            2016     2015     2014
                                           ------  -------  -------
                                                 (In millions)
            Tax provision at U.S.
              statutory rate..............  $ 687   $1,589   $1,887
            Tax effect of:
            Dividend received deduction...    (79)     (82)     (82)
            Tax-exempt income.............    (38)     (24)     (40)
            Prior year tax (1)............    (33)     558       11
            Low income housing tax credits   (270)    (221)    (205)
            Other tax credits.............    (98)     (68)     (66)
            Foreign tax rate differential.      1       (4)      --
            Change in valuation allowance.     (1)      (1)      --
            Other, net....................     38       35       27
                                           ------  -------  -------
              Provision for income tax
               expense (benefit)..........  $ 207   $1,782   $1,532
                                           ======  =======  =======

-------------

(1) As discussed further below, for the year ended December 31, 2015, prior year tax includes a $557 million non-cash charge related to an uncertain tax position.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


   Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        December 31,
                                                   ---------------------
                                                       2016       2015
                                                   -----------  --------
                                                       (In millions)
       Deferred income tax assets:
       Policyholder liabilities and receivables...  $      174   $ 1,888
       Net operating loss carryforwards...........          27        26
       Employee benefits..........................         828       922
       Tax credit carryforwards...................         947       700
       Litigation-related and government mandated.         212       231
       Other......................................         460       438
                                                   -----------  --------
        Total gross deferred income tax assets....       2,648     4,205
       Less: Valuation allowance..................          20        21
                                                   -----------  --------
        Total net deferred income tax assets......       2,628     4,184
                                                   -----------  --------
       Deferred income tax liabilities:...........
       Investments, including derivatives.........       1,234     3,025
       Intangibles................................          53        53
       DAC........................................       1,150     1,461
       Net unrealized investment gains............       2,693     2,528
       Other......................................           1         5
                                                   -----------  --------
        Total deferred income tax liabilities.....       5,131     7,072
                                                   -----------  --------
        Net deferred income tax asset (liability).  $   (2,503)  $(2,888)
                                                   ===========  ========

   The Company also has recorded a valuation allowance benefit of $1 million related to certain state net operating loss carryforwards for the year ended December 31, 2016. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

   The following table sets forth the domestic and state net operating loss carryforwards for tax purposes at December 31, 2016.

                                   Net Operating Loss Carryforwards
                                 ----------------------------------
                                     Domestic           State
                                 ------------     -------------
                                       (In millions)
                    Expiration:
                    2017-2021...  $        --      $         38
                    2022-2026...           --                59
                    2027-2031...           --                29
                    2032-2036...           19                 2
                    Indefinite..           --                --
                                 ------------     -------------
                                  $        19      $        128
                                 ============     =============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


   The following table sets forth the general business credits, foreign tax credits, and other credit carryforwards for tax purposes at December 31, 2016.

                                                 Tax Credit Carryforwards
                                    --------------------------------------------------
                                    General Business
                                        Credits      Foreign Tax Credits     Other
                                    ---------------- ------------------- -------------
                                                      (In millions)
Expiration:
2017-2021..........................     $         --        $         --  $         --
2022-2026..........................               --                 187            --
2027-2031..........................              178                  --            --
2032-2036..........................              661                  --            --
Indefinite.........................               --                  --           149
                                    ---------------- ------------------- -------------
                                        $        839        $        187  $        149
                                    ================ =================== =============

   The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to
(from) affiliates included ($60) million, and $124 million for the years ended December 31, 2016 and 2015, respectively.

   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2007, except for i) 2000 through 2002 where the IRS disallowance relates to certain tax credits claimed -- in April 2015, the Company received a Statutory Notice of Deficiency (the "Notice") and paid the tax thereon in September 2015 (see note (1) below); and ii) 2003 through 2006, where the IRS disallowance relates predominantly to certain tax credits claimed and the Company is engaged with IRS Appeals. Management believes it has established adequate tax liabilities and final resolution for the years 2000 through 2006 is not expected to have a material impact on the Company's consolidated financial statements. The IRS audit cycle for the years 2007-2009, which began in December of 2015, is scheduled to conclude in 2017.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


   The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                                          Years Ended December 31,
                                                                               ---------------------------------------------
                                                                                    2016            2015            2014
                                                                               -------------  ---------------  -------------
                                                                                               (In millions)
Balance at January 1,.........................................................  $      1,075   $          546   $        532
Additions for tax positions of prior years (1)................................             7              558             27
Reductions for tax positions of prior years (2)...............................          (109)              --            (13)
Additions for tax positions of current year...................................             6                4              3
Settlements with tax authorities..............................................           (48)             (33)            (3)
                                                                               -------------  ---------------  -------------
Balance at December 31,.......................................................  $        931   $        1,075   $        546
                                                                               =============  ===============  =============
Unrecognized tax benefits that, if recognized would impact the effective rate.  $        931   $        1,060   $        497
                                                                               =============  ===============  =============

-------------

(1) The significant increase in 2015 is related to a non-cash charge the Company recorded to net income of $792 million, net of tax. The charge was related to an uncertain tax position and was comprised of a $557 million charge included in provision for income tax expense (benefit) and a $362 million ($235 million, net of tax) charge included in other expenses. This charge is the result of the Company's consideration of recent decisions of the U.S. Court of Appeals for the Second Circuit upholding the disallowance of foreign tax credits claimed by other corporate entities not affiliated with the Company. The Company's action relates to tax years from 2000 to 2009, during which MLIC held non-U.S. investments in support of its life insurance business through a United Kingdom investment subsidiary that was structured as a joint venture at the time.

(2) Included for 2016 is the impact of the dividend by Metropolitan Life Insurance Company of all of the issued and outstanding shares of common stock of each of NELICO and GALIC to MetLife, Inc.

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

   Interest was as follows:

                                                                                      Years Ended December 31,
                                                                               ---------------------------------------
                                                                                   2016          2015         2014
                                                                               ------------- ------------ ------------
                                                                                            (In millions)
Interest recognized on the consolidated statements of operations (1).......... $        (33) $        382 $         37

                                                                                                   December 31,
                                                                                             -------------------------
                                                                                                 2016         2015
                                                                                             ------------ ------------
                                                                                                   (In millions)
Interest included in other liabilities on the consolidated balance sheets (1).               $        606 $        647

-------------

(1) The significant increase in 2015 is related to the non-cash charge discussed above.

   The Company had no penalties for the years ended December 31, 2016, 2015 and 2014.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

15. Income Tax (continued)


   There has been no change in the Company's position on the disallowance of its foreign tax credits by the IRS. The Company continues to contest the disallowance of these foreign tax credits by the IRS as management believes the facts strongly support the Company's position. The Company will defend its position vigorously and does not expect any additional charges related to this matter.

   Also related to the aforementioned foreign tax credit matter, on April 9, 2015, the IRS issued the Notice to the Company. The Notice asserted that the Company owes additional taxes and interest for 2000 through 2002 primarily due to the disallowance of foreign tax credits. The transactions that are the subject of the Notice continue through 2009, and it is likely that the IRS will seek to challenge these later periods. On September 18, 2015, the Company paid the assessed tax and interest of $444 million for 2000 through 2002 and will subsequently file a claim for a refund. On November 19, 2015, $9 million of this amount was refunded from the IRS as an overpayment of interest.

   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2016, 2015 and 2014, the Company recognized an income tax benefit of $75 million, $76 million and $92 million, respectively, related to the separate account DRD. The 2014 benefit included a benefit of $16 million related to a true-up of the 2013 tax return.

16. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

     The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated at December 31, 2016. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


   Matters as to Which an Estimate Can Be Made

      For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. As of December 31, 2016, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $275 million.

   Matters as to Which an Estimate Cannot Be Made

      For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

   Asbestos-Related Claims

      Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

      Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that:
   (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


      The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                             December 31,
                                             --------------------------------------------
                                                  2016           2015           2014
                                             -------------- -------------- --------------
                                                (In millions, except number of claims)
Asbestos personal injury claims at year end.         67,223         67,787         68,460
Number of new claims during the year........          4,146          3,856          4,636
Settlement payments during the year (1).....  $        50.2  $        56.1  $        46.0

-------------

(1) Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses.

      The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

      The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

      The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

      The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and
   (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


      Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2014, Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims to $690 million. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2016.

   Regulatory Matters

      The Company receives and responds to subpoenas or other inquiries seeking a broad range of information from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the SEC; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA"). The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

     In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County,
     Florida

        In July 2010, the Environmental Protection Agency ("EPA") advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and such third party for past costs and an additional amount for future environmental testing costs at the Chemform Site. In September 2012, the EPA, Metropolitan Life Insurance Company and the third party executed an Administrative Order on Consent under which Metropolitan Life Insurance Company and the third party have agreed to be responsible for certain environmental testing at the Chemform Site. The Company estimates that its costs for the environmental testing will not exceed $100,000. The September 2012 Administrative Order on Consent does not resolve the EPA's claim for past clean-up costs. The EPA may seek additional costs if the environmental testing identifies issues. The Company estimates that the aggregate cost to resolve this matter will not exceed $1 million.

     Sales Practices Regulatory Matters.

        Regulatory authorities in a number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices-related investigations or inquiries.

   Unclaimed Property Litigation

     West Virginia Lawsuits

      On September 20, 2012, the West Virginia Treasurer filed an action against Metropolitan Life Insurance Company in West Virginia state court (West Virginia ex rel. John D. Perdue v. Metropolitan Life Insurance Company, Circuit Court of Putnam County, Civil Action No. 12-C-295) alleging that Metropolitan Life Insurance Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest and penalties. On
   January 31, 2017, the parties entered into a settlement agreement resolving these actions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


   Total Control Accounts Litigation

        Metropolitan Life Insurance Company is a defendant in a lawsuit related to its use of retained asset accounts, known as TCA, as a settlement option for death benefits.

     Owens v. Metropolitan Life Insurance Company (N.D. Ga., filed April 17,
     2014)

        Plaintiff filed this putative class action lawsuit on behalf of all persons for whom Metropolitan Life Insurance Company established a retained asset account, known as a TCA, to pay death benefits under an ERISA plan. The action alleges that Metropolitan Life Insurance Company's use of the TCA as the settlement option for life insurance benefits under some group life insurance policies violates Metropolitan Life Insurance Company's fiduciary duties under ERISA. As damages, plaintiff seeks disgorgement of profits that Metropolitan Life Insurance Company realized on accounts owned by members of the putative class. On September 27, 2016, the court denied Metropolitan Life Insurance Company's summary judgment motion in full and granted plaintiff's partial summary judgment motion. The Company intends to defend this action vigorously.

   Reinsurance Litigation

     Robainas, et al. v. Metropolitan Life Insurance Company (S.D.N.Y., December 16, 2014)

        Plaintiffs filed this putative class action lawsuit on behalf of themselves and all persons and entities who, directly or indirectly, purchased, renewed or paid premiums on life insurance policies issued by Metropolitan Life Insurance Company from 2009 through 2014 (the "Policies"). Two similar actions were subsequently filed, Yale v. Metropolitan Life Ins. Co. (S.D.N.Y., January 12, 2015) and International Association of Machinists and Aerospace Workers District Lodge 15 v. Metropolitan Life Ins. Co. (E.D.N.Y., February 2, 2015). Both of these actions were consolidated with the Robainas action. The consolidated complaint alleges that Metropolitan Life Insurance Company inadequately disclosed in its statutory annual statements that certain reinsurance transactions with affiliated reinsurance companies were collateralized using "contractual parental guarantees," and thereby allegedly misrepresented its financial condition and the adequacy of its reserves. The lawsuit sought recovery under Section 4226 of the New York Insurance Law of a statutory penalty in the amount of the premiums paid for the Policies. On October 9, 2015, the court granted Metropolitan Life Insurance Company's motion to dismiss the consolidated complaint, finding that plaintiffs lacked Article III standing because they did not allege any concrete injury as a result of the alleged conduct. On February 23, 2017, the Second Circuit Court of Appeals affirmed this decision.

     Intoccia v. Metropolitan Life Insurance Company (S.D.N.Y., April 20, 2015)

        Plaintiffs filed this putative class action on behalf of themselves and all persons and entities who, directly or indirectly, purchased, renewed or paid premiums for Guaranteed Benefits Insurance Riders attached to variable annuity contracts with Metropolitan Life Insurance Company from 2009 through 2015 (the "Annuities"). The court consolidated Weilert v. Metropolitan Life Ins. Co. (S.D.N.Y., April 30, 2015) with the Intoccia case, and the consolidated, amended complaint alleges that Metropolitan Life Insurance Company inadequately disclosed in its statutory annual statements that certain reinsurance transactions with affiliated reinsurance companies were collateralized using "contractual parental guarantees," and thereby allegedly misrepresented its financial condition and the adequacy of its reserves. The lawsuits seek recovery under
     Section 4226 of the New York Insurance Law of a statutory penalty in the amount of the premiums paid for Guaranteed Benefits Insurance Riders attached to the Annuities. The Court granted Metropolitan Life Insurance Company's motion to dismiss, adopting the reasoning of the Robainas decision. On February 23, 2017, the Second Circuit Court of Appeals affirmed this decision.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


   Other Litigation

     Sun Life Assurance Company of Canada Indemnity Claim

        In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed a lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by Metropolitan Life Insurance Company that were subsequently transferred to Sun Life. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties agreed to consider the indemnity claim through arbitration. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto alleging sales practices claims regarding the policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that another purported class action lawsuit was filed against Sun Life in Vancouver, BC alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. These sales practices cases against Sun Life are ongoing, and the Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

     Fauley v. Metropolitan Life Insurance Company, et al. (Circuit Court of the 19th Judicial Circuit, Lake County, Ill., July 3, 2014).

        On September 28, 2016, the Illinois Supreme Court denied an objector's petition for leave to appeal from an order approving Metropolitan Life Insurance Company's $23 million settlement of a class action alleging violation of the Telephone Consumer Protection Act. Metropolitan Life Insurance Company paid out the settlement funds in January 2017.

     Voshall v. Metropolitan Life Insurance Company (Superior Court of the State of California, County of Los Angeles, April 8, 2015)

        Plaintiff filed this putative class action lawsuit on behalf of himself and all persons covered under a long-term group disability income insurance policy issued by Metropolitan Life Insurance Company to public entities in California between April 8, 2011 and April 8, 2015. Plaintiff alleges that Metropolitan Life Insurance Company improperly reduced benefits by including cost of living adjustments and employee paid contributions in the employer retirement benefits and other income that reduces the benefit payable under such policies. Plaintiff asserts causes of action for declaratory relief, violation of the California Business & Professions Code, breach of contract and breach of the implied covenant of good faith and fair dealing. The Company intends to defend this action vigorously.

     Martin v. Metropolitan Life Insurance Company (Superior Court of the State of California, County of Contra Costa, filed December 17, 2015)

        Plaintiffs filed this putative class action lawsuit on behalf of themselves and all California persons who have been charged compound interest by Metropolitan Life Insurance Company in life insurance policy and/or premium loan balances within the last four years. Plaintiffs allege that Metropolitan Life Insurance Company has engaged in a pattern and practice of charging compound interest on life insurance policy and premium loans without the borrower authorizing such compounding, and that this constitutes an unlawful business practice under California law. Plaintiff asserts causes of action for declaratory relief, violation of California's Unfair Competition Law and Usury Law, and unjust enrichment. Plaintiff seeks declaratory and injunctive relief, restitution of interest, and damages in an unspecified amount. On April 12, 2016, the court granted Metropolitan Life Insurance Company's motion to dismiss. Plaintiffs have filed a notice appealing this ruling.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


     Lau v. Metropolitan Life Insurance Company (S.D.N.Y. filed, December 3,
     2015)

        This putative class action lawsuit was filed by a single defined contribution plan participant on behalf of all ERISA plans whose assets were invested in Metropolitan Life Insurance Company's "Group Annuity Contract Stable Value Funds" within the past six years. The suit alleges breaches of fiduciary duty under ERISA and challenges the "spread" with respect to the stable value fund group annuity products sold to retirement plans. The allegations focus on the methodology Metropolitan Life Insurance Company uses to establish and reset the crediting rate, the terms under which plan participants are permitted to transfer funds from a stable value option to another investment option, the procedures followed if an employer terminates a contract, and the level of disclosure provided. Plaintiff seeks declaratory and injunctive relief, as well as damages in an unspecified amount. The Company intends to defend this action vigorously.

     Newman v. Metropolitan Life Insurance Company (N.D. Ill., filed March 23,
     2016)

        Plaintiff filed this putative class action alleging causes of action for breach of contract, fraud, and violations of the Illinois Consumer Fraud and Deceptive Business Practices Act, based on Metropolitan Life Insurance Company's class-wide increase in premiums charged for long-term care insurance policies. Plaintiff alleges a class consisting of herself and all persons over age 65 who selected a Reduced Pay at Age 65 payment feature and whose premium rates were increased after age 65. Plaintiff asserts that premiums could not be increased for these class members and/or that marketing material was misleading as to Metropolitan Life Insurance Company's right to increase premiums. Plaintiff seeks unspecified compensatory, statutory and punitive damages as well as recessionary and injunctive relief. On March 9, 2017, the court granted Metropolitan Life Insurance Company's motion to dismiss, without prejudice. The Company intends to defend this action vigorously.

     Sales Practices Claims

        Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds, other products or the misuse of client assets. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

   Summary

      Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

      It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Insolvency Assessments

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


     Assets and liabilities held for insolvency assessments were as follows:

                                                                             December 31,
                                                                       -------------------------
                                                                           2016         2015
                                                                       ------------ ------------
                                                                             (In millions)
Other Assets:
Premium tax offset for future discounted and undiscounted assessments.  $        24  $        29
Premium tax offsets currently available for paid assessments..........           32           50
                                                                       ------------ ------------
  Total...............................................................  $        56  $        79
                                                                       ============ ============
Other Liabilities:
Insolvency assessments................................................  $        37  $        43
                                                                       ============ ============

Commitments

  Leases

     The Company, as lessee, has entered into various lease and sublease agreements for office space, information technology, aircrafts and other equipment. Future minimum gross rental payments relating to these lease arrangements are as follows:

                                          Amount
                                      ---------------
                                       (In millions)
                          2017.......  $          216
                          2018.......             213
                          2019.......             191
                          2020.......             191
                          2021.......             178
                          Thereafter.             987
                                      ---------------
                            Total....  $        1,976
                                      ===============

     Total minimum rentals to be received in the future under non-cancelable subleases were $374 million as of December 31, 2016.

  Mortgage Loan Commitments

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3.9 billion and $4.2 billion at December 31, 2016 and 2015, respectively.

  Commitments to Fund Partnership Investments, Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

     The Company commits to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $4.2 billion and $4.4 billion at December 31, 2016 and 2015, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

16. Contingencies, Commitments and Guarantees (continued)


Guarantees

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $127 million, with a cumulative maximum of $416 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   The Company's recorded liabilities were $5 million and $4 million at December 31, 2016 and 2015, respectively, for indemnities, guarantees and commitments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

17. Quarterly Results of Operations (Unaudited)

  The unaudited quarterly results of operations for 2016 and 2015 are summarized in the table below:

                                                                                    Three Months Ended
                                                                  ------------------------------------------------------
                                                                   March 31,     June 30,    September 30,  December 31,
                                                                  ------------ ------------  -------------  ------------
                                                                                      (In millions)
2016
Total revenues................................................... $      8,794 $      9,082  $       9,876  $      8,738
Total expenses................................................... $      8,196 $      8,749  $       9,123  $      8,459
Income (loss) from continuing operations, net of income tax...... $        496 $        326  $         630  $        304
Net income (loss)................................................ $        496 $        326  $         630  $        304
Less: Net income (loss) attributable to noncontrolling interests. $         -- $         (2) $          (7) $          1
Net income (loss) attributable to Metropolitan Life Insurance
 Company......................................................... $        496 $        328  $         637  $        303
2015
Total revenues................................................... $      9,862 $      8,833  $      10,772  $      9,304
Total expenses................................................... $      8,170 $      7,945  $       9,637  $      8,480
Income (loss) from continuing operations, net of income tax...... $      1,190 $        668  $         268  $        631
Net income (loss)................................................ $      1,190 $        668  $         268  $        631
Less: Net income (loss) attributable to noncontrolling interests. $          1 $          6  $          (8) $          1
Net income (loss) attributable to Metropolitan Life Insurance
 Company......................................................... $      1,189 $        662  $         276  $        630

18. Related Party Transactions

Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.1 billion for each of the years ended December 31, 2016, 2015 and 2014. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $138 million, $135 million and $129 million for the years ended
December 31, 2016, 2015 and 2014, respectively. Revenues received from affiliates related to these agreements, recorded in other revenues, were $113 million, $151 million and $177 million for the years ended December 31, 2016, 2015 and 2014, respectively.

   The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.5 billion for both of the years ended December 31, 2016 and 2015 and $1.8 billion for the year ended December 31, 2014, and were reimbursed to the Company by these affiliates.

   The Company had net payables to affiliates, related to the items discussed above, of $165 million and $282 million at December 31, 2016 and 2015, respectively.

   See Notes 6, 8, 11, 12 and 14 for additional information on related party transactions.

Sales Distribution Services

   In July 2016, MetLife, Inc. completed the sale to MassMutual of MetLife, Inc.'s U.S. retail advisor force and certain assets associated with the MetLife Premier Client Group, including all of the issued and outstanding shares of MSI. MassMutual assumed all of the liabilities related to such assets and that arise or occur after the closing of the sale.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (continued)

19. Subsequent Events


Reinsurance

   Effective January 1, 2017, Brighthouse NY and NELICO recaptured risks related to certain variable annuities, including guaranteed minimum benefits, reinsured by the Company. This recapture resulted in a decrease in cash and cash equivalents of approximately $34 million, a decrease in premiums, reinsurance and other receivables of approximately $77 million, a decrease in future policy benefits of approximately $79 million, a decrease in policyholder account balances of approximately $387 million and an increase in other liabilities of approximately $76 million. The Company will recognize a gain of approximately $178 million, net of income tax, as a result of this transaction.

   Effective January 1, 2017, the Company recaptured risks related to guaranteed minimum benefit guarantees on certain variable annuities reinsured by Brighthouse Insurance, an affiliate. This recapture resulted in an increase in investments and cash and cash equivalents of approximately $568 million and a decrease in premiums, reinsurance and other receivables of approximately $565 million. The Company will recognize a gain of approximately $2 million, net of income tax, as a result of this transaction.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule I
                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2016

                                 (In millions)

                                                                          Estimated        Amount at
                                                     Cost or               Fair            Which Shown on
                                                  Amortized Cost (1)       Value         Balance Sheet
Types of Investments                          ----------------------- --------------- ---------------------
Fixed maturity securities:
Bonds:
U.S. government and agency securities........  $               32,834  $       35,615  $             35,615
Public utilities.............................                   6,893           7,465                 7,465
State and political subdivision securities...                   6,252           7,136                 7,136
Foreign government securities................                   3,565           3,998                 3,998
All other corporate bonds....................                  69,592          72,236                72,236
                                              ----------------------- --------------- ---------------------
  Total bonds................................                 119,136         126,450               126,450
Mortgage-backed and asset-backed securities..                  35,229          35,856                35,856
Redeemable preferred stock...................                     776             814                   814
                                              ----------------------- --------------- ---------------------
  Total fixed maturity securities............                 155,141         163,120               163,120
                                              ----------------------- --------------- ---------------------
  FVO and trading securities.................                      36              23                    23
                                              ----------------------- --------------- ---------------------
Equity securities:
Common stock:
  Industrial, miscellaneous and all other....                   1,127           1,177                 1,177
  Public utilities...........................                      93             122                   122
Non-redeemable preferred stock...............                     565             540                   540
                                              ----------------------- --------------- ---------------------
  Total equity securities....................                   1,785           1,839                 1,839
                                              ----------------------- --------------- ---------------------
Mortgage loans...............................                  56,560                                56,560
Policy loans.................................                   5,945                                 5,945
Real estate and real estate joint ventures...                   6,329                                 6,329
Real estate acquired in satisfaction of debt.                      57                                    57
Other limited partnership interests..........                   3,725                                 3,725
Short-term investments.......................                   4,690                                 4,690
Other invested assets........................                  17,232                                17,232
                                              -----------------------                 ---------------------
   Total investments.........................  $              251,500                  $            259,520
                                              =======================                 =====================

--------
(1) Cost or amortized cost for fixed maturity securities and mortgage loans represents original cost reduced by repayments, valuation allowances and impairments from other-than-temporary declines in estimated fair value that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost reduced by impairments from other-than-temporary declines in estimated fair value; for real estate, cost represents original cost reduced by impairments and depreciation; for real estate joint ventures and other limited partnership interests, cost represents original cost reduced for impairments or original cost adjusted for equity in earnings and distributions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
               Consolidated Supplementary Insurance Information
                       December 31, 2016, 2015 and 2014

                                 (In millions)

                             Future Policy Benefits,
                              Other Policy-Related
                     DAC          Balances and       Policyholder Policyholder
                     and      Policyholder Dividend    Account     Dividends       Unearned        Unearned
Segment              VOBA          Obligation          Balances     Payable    Premiums (1), (2)  Revenue (1)
------------------ --------- ----------------------- ------------ ------------ ----------------- ------------
2016
U.S...............  $    421        $         57,862   $   66,643     $     --      $        133     $     30
MetLife Holdings..     4,317                  66,019       25,823          510               167          182
Corporate & Other.         5                     337           --           --                --           --
                   --------- ----------------------- ------------ ------------ ----------------- ------------
  Total...........  $  4,743        $        124,218   $   92,466     $    510      $        300     $    212
                   ========= ======================= ============ ============ ================= ============
2015
U.S...............  $    418        $         56,090   $   63,716     $     --      $        136     $     33
MetLife Holdings..     5,000                  70,302       29,827          621               171          201
Corporate & Other.       625                   1,506          877            3                 1          321
                   --------- ----------------------- ------------ ------------ ----------------- ------------
  Total...........  $  6,043        $        127,898   $   94,420     $    624      $        308     $    555
                   ========= ======================= ============ ============ ================= ============
2014
U.S...............  $    406        $         54,374   $   65,343     $     --      $        176     $     41
MetLife Holdings..     4,894                  70,522       29,665          612               179          204
Corporate & Other.       675                   1,501          894            3                 1          323
                   --------- ----------------------- ------------ ------------ ----------------- ------------
  Total...........  $  5,975        $        126,397   $   95,902     $    615      $        356     $    568
                   ========= ======================= ============ ============ ================= ============

--------
(1) Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.

(2) Includes premiums received in advance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
        Consolidated Supplementary Insurance Information -- (continued)
                       December 31, 2016, 2015 and 2014

                                 (In millions)

                                                      Policyholder    Amortization of
                                                      Benefits and        DAC and
                      Premiums and                     Claims and          VOBA
                     Universal Life        Net      Interest Credited   Charged to        Other
                   and Investment-Type  Investment   to Policyholder       Other        Operating
Segment            Product Policy Fees    Income     Account Balances    Expenses      Expenses (1)
------------------ ------------------- ------------ ----------------- --------------- -------------
2016
U.S...............   $          18,909  $     5,811    $       20,230    $         56    $    2,721
MetLife Holdings..               5,739        5,355             7,139             342         2,797
Corporate & Other.                 287         (83)               155              43         1,044
                   ------------------- ------------ ----------------- --------------- -------------
  Total...........   $          24,935  $    11,083    $       27,524    $        441    $    6,562
                   =================== ============ ================= =============== =============
2015
U.S...............   $          18,281  $     5,874    $       19,582    $         59    $    2,658
MetLife Holdings..               5,910        5,613             6,962             631         2,678
Corporate & Other.                 327           90               166              52         1,444
                   ------------------- ------------ ----------------- --------------- -------------
  Total...........   $          24,518  $    11,577    $       26,710    $        742    $    6,780
                   =================== ============ ================= =============== =============
2014
U.S...............   $          17,678  $     5,817    $       19,002    $         54    $    2,574
MetLife Holdings..               5,825        5,749             6,859             551         2,625
Corporate & Other.                 347          327               168              90         1,417
                   ------------------- ------------ ----------------- --------------- -------------
  Total...........   $          23,850  $    11,893    $       26,029    $        695    $    6,616
                   =================== ============ ================= =============== =============

--------
(1) Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV
                           Consolidated Reinsurance
                       December 31, 2016, 2015 and 2014

                             (Dollars in millions)

                                                                                     % Amount
                                                                                    Assumed
                              Gross Amount      Ceded      Assumed    Net Amount     to Net
                             --------------- ----------- ----------- ------------- ----------
2016
Life insurance in-force.....  $    3,013,618  $  277,693  $  777,037  $  3,512,962       22.1%
                             =============== =========== =========== =============
Insurance premium
Life insurance (1)..........  $       14,931  $    1,101  $    1,668  $     15,498       10.8%
Accident & health insurance.           7,000         124          19         6,895        0.3%
                             --------------- ----------- ----------- -------------
 Total insurance premium....  $       21,931  $    1,225  $    1,687  $     22,393        7.5%
                             =============== =========== =========== =============
2015
Life insurance in-force.....  $    3,035,399  $  361,355  $  811,435  $  3,485,479       23.3%
                             =============== =========== =========== =============
Insurance premium
Life insurance (1)..........  $       14,449  $    1,143  $    1,638  $     14,944       11.0%
Accident & health insurance.           7,048          99          41         6,990        0.6%
                             --------------- ----------- ----------- -------------
 Total insurance premium....  $       21,497  $    1,242  $    1,679  $     21,934        7.7%
                             =============== =========== =========== =============
2014
Life insurance in-force.....  $    2,935,363  $  372,886  $  830,980  $  3,393,457       24.5%
                             =============== =========== =========== =============
Insurance premium
Life insurance (1)..........  $       14,135  $    1,159  $    1,630  $     14,606       11.2%
Accident & health insurance.           6,828          93          43         6,778        0.6%
                             --------------- ----------- ----------- -------------
 Total insurance premium....  $       20,963  $    1,252  $    1,673  $     21,384        7.8%
                             =============== =========== =========== =============

--------
(1) Includes annuities with life contingencies.

   For the year ended December 31, 2016, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $17.6 billion and $258.3 billion, respectively, and life insurance premiums of $45 million and $727 million, respectively. For the year ended December 31, 2015, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $23.1 billion and $276.7 billion, respectively, and life insurance premiums of $40 million and $701 million, respectively. For the year ended December 31, 2014, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $23.9 billion and $277.9 billion, respectively, and life insurance premiums of $36 million and $681 million, respectively.

General American Life Insurance Company and Subsidiary

Consolidated Financial Statements

As of December 31, 2016 and 2015 and for the Years Ended December 31, 2016, 2015 and 2014
and Independent Auditors' Report

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of General American Life Insurance Company:

We have audited the accompanying consolidated financial statements of General American Life Insurance Company and its subsidiary (a wholly-owned subsidiary of MetLife, Inc.) (the "Company"), which comprise the consolidated balance sheets as of December 31, 2016 and 2015, and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2016, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of General American Life Insurance Company and its subsidiary as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statements, since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 18, 2017

            General American Life Insurance Company and Subsidiary

                          Consolidated Balance Sheets
                          December 31, 2016 and 2015

                (In millions, except share and per share data)

                                                                                                    2016       2015
                                                                                                 ---------- ----------
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $7,378
 and $7,129, respectively)...................................................................... $    7,808 $    7,460
Equity securities available-for-sale, at estimated fair value (cost: $49 and $61, respectively).         53         58
Mortgage loans (net of valuation allowances of $4 and $4, respectively).........................        857        921
Policy loans....................................................................................      1,680      1,732
Real estate and real estate joint ventures......................................................         52         54
Other limited partnership interests.............................................................        185        189
Short-term investments, at estimated fair value.................................................        169        226
Other invested assets...........................................................................        209        221
                                                                                                 ---------- ----------
   Total investments............................................................................     11,013     10,861
Cash and cash equivalents, at estimated fair value..............................................        130        139
Accrued investment income.......................................................................         97         97
Premiums, reinsurance and other receivables.....................................................      2,927      2,917
Deferred policy acquisition costs and value of business acquired................................        523        481
Current income tax recoverable..................................................................          9         17
Other assets....................................................................................        138        132
Separate account assets.........................................................................        824        839
                                                                                                 ---------- ----------
   Total assets................................................................................. $   15,661 $   15,483
                                                                                                 ========== ==========
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits.......................................................................... $    6,175 $    5,899
Policyholder account balances...................................................................      5,308      5,404
Other policy-related balances...................................................................        259        259
Policyholder dividends payable..................................................................         96         86
Payables for collateral under securities loaned and other transactions..........................        381        498
Long-term debt..................................................................................        104        104
Deferred income tax liability...................................................................        117        122
Other liabilities...............................................................................        756        693
Separate account liabilities....................................................................        824        839
                                                                                                 ---------- ----------
   Total liabilities............................................................................     14,020     13,904
                                                                                                 ---------- ----------
Contingencies, Commitments and Guarantees (Note 12)
Stockholder's Equity
Common stock, par value $1.00 per share; 5,000,000 shares authorized; 3,000,000 shares issued
 and outstanding................................................................................          3          3
Additional paid-in capital......................................................................        852        853
Retained earnings...............................................................................        545        542
Accumulated other comprehensive income (loss)...................................................        241        181
                                                                                                 ---------- ----------
   Total stockholder's equity...................................................................      1,641      1,579
                                                                                                 ---------- ----------
   Total liabilities and stockholder's equity................................................... $   15,661 $   15,483
                                                                                                 ========== ==========

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2016, 2015 and 2014

                                 (In millions)

                                                                               2016          2015          2014
                                                                           ------------  ------------  ------------
Revenues
Premiums.................................................................. $        750  $        687  $        595
Universal life and investment-type product policy fees....................           64            76            89
Net investment income.....................................................          489           507           520
Other revenues............................................................            7             6             8
Net investment gains (losses):
Other-than-temporary impairments on fixed maturity securities.............           (3)           (1)           --
Other-than-temporary impairments on fixed maturity securities transferred
  to other comprehensive income (loss)....................................           --            (1)           (1)
Other net investment gains (losses).......................................           (7)           (6)           (3)
                                                                           ------------  ------------  ------------
 Total net investment gains (losses)......................................          (10)           (8)           (4)
Net derivative gains (losses).............................................          (30)          219            79
                                                                           ------------  ------------  ------------
 Total revenues...........................................................        1,270         1,487         1,287
                                                                           ------------  ------------  ------------
Expenses
Policyholder benefits and claims..........................................          865           763           701
Interest credited to policyholder account balances........................          131           133           139
Policyholder dividends....................................................          148           140           142
Other expenses............................................................          143           153           116
                                                                           ------------  ------------  ------------
 Total expenses...........................................................        1,287         1,189         1,098
                                                                           ------------  ------------  ------------
Income (loss) before provision for income tax.............................          (17)          298           189
Provision for income tax expense (benefit)................................          (20)          103            62
                                                                           ------------  ------------  ------------
 Net income (loss)........................................................ $          3  $        195  $        127
                                                                           ============  ============  ============

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2016, 2015 and 2014

                                 (In millions)

                                                                                      2016      2015      2014
                                                                                    --------  --------  --------
Net income (loss).................................................................. $      3  $    195  $    127
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets.......................       87      (473)      190
Unrealized gains (losses) on derivatives...........................................        7        18         8
Foreign currency translation adjustments...........................................       (2)       (3)       (3)
Defined benefit plans adjustment...................................................       --         1        (4)
                                                                                    --------  --------  --------
  Other comprehensive income (loss), before income tax.............................       92      (457)      191
Income tax (expense) benefit related to items of other comprehensive income (loss).      (32)      161       (67)
                                                                                    --------  --------  --------
  Other comprehensive income (loss), net of income tax.............................       60      (296)      124
                                                                                    --------  --------  --------
  Comprehensive income (loss)...................................................... $     63  $   (101) $    251
                                                                                    ========  ========  ========

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

                Consolidated Statements of Stockholder's Equity
             For the Years Ended December 31, 2016, 2015 and 2014

                                 (In millions)

                                                                                    Accumulated
                                                              Additional               Other          Total
                                                      Common   Paid-in    Retained Comprehensive  Stockholder's
                                                      Stock    Capital    Earnings Income (Loss)     Equity
                                                      ------- ----------  -------- -------------  -------------
Balance at December 31, 2013......................... $     3       $853   $   220         $ 353       $  1,429
Net income (loss)....................................                          127                          127
Other comprehensive income (loss), net of income tax.                                        124            124
                                                      ------- ----------  -------- -------------  -------------
Balance at December 31, 2014.........................       3        853       347           477          1,680
Net income (loss)....................................                          195                          195
Other comprehensive income (loss), net of income tax.                                       (296)          (296)
                                                      ------- ----------  -------- -------------  -------------
Balance at December 31, 2015.........................       3        853       542           181          1,579
Return of capital....................................                 (1)                                    (1)
Net income (loss)....................................                            3                            3
Other comprehensive income (loss), net of income tax.                                         60             60
                                                      ------- ----------  -------- -------------  -------------
Balance at December 31, 2016......................... $     3       $852   $   545         $ 241       $  1,641
                                                      ======= ==========  ======== =============  =============

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2016, 2015 and 2014

                                 (In millions)

                                                                 2016         2015         2014
                                                             -----------  -----------  -----------
Cash flows from operating activities
Net income (loss)........................................... $         3  $       195  $       127
Adjustments to reconcile net income (loss) to net cash
 provided by (used in) operating activities:
Depreciation and amortization expenses......................           1            2            5
Amortization of premiums and accretion of discounts
 associated with investments, net...........................         (38)         (37)         (36)
(Gains) losses on investments, net..........................          10            8            4
(Gains) losses on derivatives, net..........................          43         (207)         (67)
(Income) loss from equity method investments, net of
 dividends or distributions.................................          (1)          25           (4)
Interest credited to policyholder account balances..........         131          133          139
Interest (income) expense on equity linked notes............          (7)           1           --
Universal life and investment-type product policy fees......         (64)         (76)         (89)
Change in premiums, reinsurance and other receivables.......          16          (39)         (81)
Change in deferred policy acquisition costs and value of
 business acquired, net.....................................         (48)         (67)         (90)
Change in income tax........................................         (30)          51            6
Change in other assets......................................           1           12            3
Change in insurance-related liabilities and policy-related
 balances...................................................         284          304          217
Change in other liabilities.................................          (8)         (39)          12
Other, net..................................................           2            4            1
                                                             -----------  -----------  -----------
 Net cash provided by (used in) operating activities........         295          270          147
                                                             -----------  -----------  -----------
Cash flows from investing activities
Sales, maturities and repayments of:
 Fixed maturity securities..................................       2,231        2,417        2,819
 Equity securities..........................................          10           16            5
 Mortgage loans.............................................         229          196          131
 Real estate and real estate joint ventures.................           3           49           --
 Other limited partnership interests........................          42           68           16
Purchases of:
 Fixed maturity securities..................................      (2,400)      (2,467)      (2,745)
 Equity securities..........................................          (1)          (5)          (9)
 Mortgage loans.............................................        (194)        (308)         (71)
 Real estate and real estate joint ventures.................          (3)          (2)         (26)
 Other limited partnership interests........................         (39)         (37)         (36)
Cash received in connection with freestanding derivatives...          91          131           94
Cash paid in connection with freestanding derivatives.......         (83)         (23)         (30)
Purchases of loans to affiliates............................          --           --          (55)
Net change in policy loans..................................          52           17            8
Net change in short-term investments........................          57           13           42
Net change in other invested assets.........................          (8)         (22)          (4)
                                                             -----------  -----------  -----------
  Net cash provided by (used in) investing activities....... $       (13) $        43  $       139
                                                             -----------  -----------  -----------

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

             For the Years Ended December 31, 2016, 2015 and 2014

                                 (In millions)

                                                                                         2016        2015        2014
                                                                                      ----------  ----------  ----------
Cash flows from financing activities
Policyholder account balances:
  Deposits........................................................................... $      427  $      453  $      608
  Withdrawals........................................................................       (598)       (739)       (637)
Net change in payables for collateral under securities loaned and other transactions.       (117)         12        (206)
Return of capital....................................................................         (1)         --          --
Other, net...........................................................................         (2)         (1)         (1)
                                                                                      ----------  ----------  ----------
  Net cash provided by (used in) financing activities................................       (291)       (275)       (236)
                                                                                      ----------  ----------  ----------
  Change in cash and cash equivalents................................................         (9)         38          50
Cash and cash equivalents, beginning of year.........................................        139         101          51
                                                                                      ----------  ----------  ----------
  Cash and cash equivalents, end of year............................................. $      130  $      139  $      101
                                                                                      ==========  ==========  ==========
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest............................................................................. $        8  $        8  $        8
                                                                                      ==========  ==========  ==========
Income tax........................................................................... $        6  $       53  $       57
                                                                                      ==========  ==========  ==========

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

   General American Life Insurance Company ("General American") and its subsidiary (collectively, the "Company") is a wholly-owned subsidiary of MetLife, Inc. General American is a Missouri corporation incorporated in 1933. In December 2016, the Company was distributed as a non-cash extraordinary dividend from Metropolitan Life Insurance Company ("MLIC") to MetLife, Inc.

   The Company provided insurance and financial services to individual and institutional customers. Although not actively selling new business, the Company is licensed to conduct business in 49 states, Puerto Rico and the District of Columbia. The Company's products include annuities, variable and universal life insurance, and traditional life insurance, including whole life and term insurance.

Basis of Presentation

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Consolidation

     The accompanying consolidated financial statements include the accounts of General American and its subsidiary. Intercompany accounts and transactions have been eliminated.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

   .  such separate accounts are legally recognized;

   . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

   .  investments are directed by the contractholder; and

   . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

     The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.

  Reclassifications

     Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Summary of Significant Accounting Policies

   The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

     ----------------------------------------------------------------------
     Accounting Policy                                                 Note
     ----------------------------------------------------------------------
     Insurance                                                          2
     ----------------------------------------------------------------------
     Deferred Policy Acquisition Costs and Value of Business Acquired   3
     ----------------------------------------------------------------------
     Reinsurance                                                        4
     ----------------------------------------------------------------------
     Investments                                                        5
     ----------------------------------------------------------------------
     Derivatives                                                        6
     ----------------------------------------------------------------------
     Fair Value                                                         7
     ----------------------------------------------------------------------
     Income Tax                                                         11
     ----------------------------------------------------------------------
     Litigation Contingencies                                           12
     ----------------------------------------------------------------------

  Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

      The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

      Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.

      Liabilities for universal life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

      The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

      Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Other Policy-Related Balances

      Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

      The liability for policy and contract claims generally relates to incurred but not reported ("IBNR") death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

      The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

      The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

   Recognition of Insurance Revenues and Deposits

      Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

      Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

      Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.

      All revenues and expenses are presented net of reinsurance, as applicable.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

   .  incremental direct costs of contract acquisition, such as commissions;

   . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and

   . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

     All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

     Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

     DAC and VOBA are amortized as follows:

------------------------------------------------------------------------------------------------------------
Products:                              In proportion to the following over estimated lives of the contracts:
------------------------------------------------------------------------------------------------------------
..  Nonparticipating and                  Actual and expected future gross
   non-dividend-paying traditional       premiums.
     contracts:
 . Term insurance
 . Nonparticipating whole life
   insurance
------------------------------------------------------------------------------------------------------------
..  Participating, dividend-paying        Actual and expected future gross
   traditional contracts                 margins.
------------------------------------------------------------------------------------------------------------
..  Fixed and variable universal life     Actual and expected future gross
   contracts                             profits.
..  Fixed and variable deferred
   annuity contracts
------------------------------------------------------------------------------------------------------------

     See Note 3 for additional information on DAC and VOBA amortization. Amortization of DAC and VOBA is included in other expenses.

     The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.

  Reinsurance

     For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

     Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

     The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Investments

   Net Investment Income and Net Investment Gains (Losses)

      Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

   Fixed Maturity and Equity Securities

      The Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

      Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 5 "-- Investments -- Fixed Maturity and Equity Securities AFS -- Methodology for Amortization of Premium and Accretion of Discount on Structured Securities." The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates. Dividends on equity securities are recognized when declared.

      The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 5 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

      For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
   (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

      With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

   Mortgage Loans

      The Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural. The accounting policies that are applicable to both portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 5. Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

   Policy Loans

      Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

   Real Estate

      Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

      Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

   Real Estate Joint Ventures and Other Limited Partnership Interests

      The Company uses the equity method of accounting for equity securities when it has significant influence or at least 20% interest and for real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

      The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments when such distributions become payable or received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

      The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

   Short-term Investments

      Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

   Other Invested Assets

      Other invested assets consist principally of the following:

   . Loans to affiliates, which are stated at unpaid principal balance and adjusted for any unamortized premium or discount; and

   . Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.

   . Tax credit partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.

   Securities Lending Program

      Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company's financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

  Derivatives

   Freestanding Derivatives

      Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

      Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

      If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

   Hedge Accounting

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

   . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) - in net derivative gains (losses), consistent with the change in estimated fair value of the hedged item attributable to the designated risk being hedged.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) - effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

      The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.

      In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

      The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

      When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

      When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

      In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   Embedded Derivatives

      The Company is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   . the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;

   . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and

   . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

      Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Fair Value

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

     Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

  Income Tax

     General American joins with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to General American under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If General American has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by General American when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if General American would not have realized the attributes on a stand-alone basis under a "wait and see" method.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

    . the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

    .  the jurisdiction in which the deferred tax asset was generated;

    . the length of time that carryforward can be utilized in the various taxing jurisdiction;

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    . future taxable income exclusive of reversing temporary differences and carryforwards;

    .  future reversals of existing taxable temporary differences;

    .  taxable income in prior carryback years; and

    .  tax planning strategies.

     The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

     The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's financial statements.

  Other Accounting Policies

   Cash and Cash Equivalents

      The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

   Policyholder Dividends

      Policyholder dividends are approved annually by General American's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by General American.

   Foreign Currency

      Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

   Employee Benefit Plans

      Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by MLIC. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from MLIC.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


Adoption of New Accounting Pronouncements

   Effective January 1, 2016, the Company retrospectively adopted guidance relating to short-duration contracts. The new guidance requires insurance entities to provide users of financial statements with more transparent information about initial claim estimates and subsequent adjustments to these estimates, including information on: (i) reconciling from the claim development table to the balance sheet liability, (ii) methodologies and judgments in estimating claims, and (iii) the timing, and frequency of claims. The adoption did not have an impact on the Company's consolidated financial statements other than expanded disclosures in Note 2.

   Effective January 1, 2016, the Company retrospectively adopted new guidance relating to the consolidation of certain entities. The objective of the new standard is to improve targeted areas of the consolidation guidance and to reduce the number of consolidation models. The new consolidation standard provides guidance on how a reporting entity (i) evaluates whether the entity should consolidate limited partnerships and similar entities, (ii) assesses whether the fees paid to a decisionmaker or service provider are variable interests in a variable interest entity ("VIE"), and (iii) assesses the variable interests in a VIE held by related parties of the reporting entity. The new guidance also eliminates the VIE consolidation model based on majority exposure to variability that applied to certain investment companies and similar entities. The adoption of the new guidance did not impact which entities are consolidated by the Company. The consolidated VIE assets and liabilities and unconsolidated VIE carrying amounts and maximum exposure to loss as of December 31, 2016, disclosed in Note 5, reflect the application of the new guidance.

   Effective November 18, 2014, the Company adopted new guidance on when, if ever, the cost of acquiring an entity should be used to establish a new accounting basis ("pushdown") in the acquired entity's separate financial statements. The guidance provides an acquired entity and its subsidiaries with an irrevocable option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. If a reporting entity elects to apply pushdown accounting, its stand-alone financial statements would reflect the acquirer's new basis in the acquired entity's assets and liabilities. The election to apply pushdown accounting should be determined by an acquired entity for each individual change-in-control event in which an acquirer obtains control of the acquired entity; however, an entity that does not elect to apply pushdown accounting in the period of a change-in-control can later elect to retrospectively apply pushdown accounting to the most recent change-in-control transaction as a change in accounting principle. The new guidance did not have a material impact on the consolidated financial statements upon adoption.

Future Adoption of New Accounting Pronouncements

   In March 2017, the Financial Accounting Standards Board ("FASB") issued new guidance on purchased callable debt securities (Accounting Standards Update ("ASU") 2017- 08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities. The new guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those years and should be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings. Early adoption is permitted. The ASU shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. However, the amendments do not require an accounting change for securities held at a discount whose discount continues to be amortized to maturity. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In February 2017, the FASB issued new guidance on derecognition of nonfinancial assets (ASU 2017- 05, Other Income-Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those years. Early adoption is permitted for interim or annual reporting periods beginning after December 15, 2016. The guidance may be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment at the date of adoption. The new guidance clarifies the scope and accounting of a financial asset that meets the definition of an "in-substance nonfinancial asset" and defines the term, "in-substance nonfinancial asset." The ASU also adds guidance for partial sales of nonfinancial assets. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

   In January 2017, the FASB issued new guidance on business combinations
(ASU 2017- 01, Business Combinations (Topic 805): Clarifying the Definition of a Business). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a prospective basis. Early adoption is permitted as specified in the guidance. The new guidance clarifies the definition of a business and requires that an entity apply certain criteria in order to determine when a set of assets and activities qualifies as a business. The adoption of this standard will result in fewer acquisitions qualifying as businesses and, accordingly, acquisition costs for those acquisitions that do not qualify as businesses will be capitalized rather than expensed. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In November 2016, the FASB issued new guidance on restricted cash
(ASU 2016-18, Statement of Cash Flows (Topic 230): a consensus of the FASB Emerging Issues Task Force). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a retrospective basis. Early adoption is permitted. The new guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. As a result, the new guidance requires that amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The new guidance does not provide a definition of restricted cash or restricted cash equivalents. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In October 2016, the FASB issued new guidance on consolidation evaluation for entities under common control (ASU 2016-17, Consolidation (Topic 810):
Interests Held through Related Parties That Are under Common Control). The new guidance is effective for fiscal years beginning after December 15, 2016 and interim periods within those fiscal years, and should be applied on a retrospective basis. Early adoption is permitted. The new guidance does not change the characteristics of a primary beneficiary under current GAAP. It changes how a reporting entity evaluates whether it is the primary beneficiary of a VIE by changing how a reporting entity that is a single decisionmaker of a VIE handles indirect interests in the entity held through related parties that are under common control with the reporting entity. The adoption of this new guidance will not have a material impact on the Company's consolidated financial statements.

   In October 2016, the FASB issued new guidance on tax accounting for intra-entity transfers of assets (ASU 2016-16, Income Taxes (Topic 740):
Intra-Entity Transfers of Assets Other Than Inventory). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied on a modified retrospective basis. Early adoption is permitted in the first interim or annual reporting period. Current guidance prohibits the recognition of current and deferred income taxes for an intra-entity asset transfer until the asset has been sold to an outside party. The new guidance requires an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. Also, the guidance eliminates the exception for an intra-entity transfer of an asset other than inventory. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In August 2016, the FASB issued new guidance on cash flow statement presentation (ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments). The new guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and should be applied retrospectively to all periods presented. Early adoption is permitted in any interim or annual period. This ASU addresses diversity in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

            General American Life Insurance Company and Subsidiary

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

   In June 2016, the FASB issued new guidance on measurement of credit losses on financial instruments (ASU 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments). The new guidance is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. This ASU replaces the incurred loss impairment methodology with one that reflects expected credit losses. The measurement of expected credit losses should be based on historical loss information, current conditions, and reasonable and supportable forecasts. The new guidance requires that an OTTI on a debt security will be recognized as an allowance going forward, such that improvements in expected future cash flows after an impairment will no longer be reflected as a prospective yield adjustment through net investment income, but rather a reversal of the previous impairment and recognized through realized investment gains and losses. The guidance also requires enhanced disclosures. The Company has assessed the asset classes impacted by the new guidance and is currently assessing the accounting and reporting system changes that will be required to comply with the new guidance. The Company believes that the most significant impact upon adoption will be to its mortgage loan investments. The Company is continuing to evaluate the overall impact of the new guidance on its consolidated financial statements.

   In January 2016, the FASB issued new guidance (ASU 2016-01, Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities) on the recognition and measurement of financial instruments. The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted for the instrument-specific credit risk provision. The new guidance changes the current accounting guidance related to (i) the classification and measurement of certain equity investments, (ii) the presentation of changes in the fair value of financial liabilities measured under the fair value option that are due to instrument-specific credit risk, and (iii) certain disclosures associated with the fair value of financial instruments. Additionally, there will no longer be a requirement to assess equity securities for impairment since such securities will be measured at fair value through net income. The Company has assessed the population of financial instruments that are subject to the new guidance and has determined that the most significant impact will be the requirement to report changes in fair value in net income each reporting period for all equity securities currently classified as available-for-sale and, to a lesser extent, other limited partnership interests and real estate joint ventures that are currently accounted for under the cost method. The population of these investments accounted for under the cost method is not material. The Company is continuing to evaluate the overall impact of this guidance on its consolidated financial statements.

   In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)), effective for fiscal years beginning after December 15, 2017 and interim periods within those years. The guidance may be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment at the date of adoption. The new guidance will supersede nearly all existing revenue recognition guidance under U.S. GAAP; however, it will not impact the accounting for insurance and investment contracts within the scope of Financial Services insurance (Topic 944), leases, financial instruments and guarantees. For those contracts that are impacted, the guidance will require an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services. Given the scope of the new revenue recognition guidance, the Company does not expect the adoption to have a material impact on its consolidated revenues or statements of operations, with the Company's implementation efforts primarily focused on other revenues on the consolidated statements of operations.

Other

   Effective January 3, 2017, the Chicago Mercantile Exchange ("CME") amended its rulebook, resulting in the characterization of variation margin transfers as settlement payments, as opposed to adjustments to collateral. These amendments will impact the accounting treatment of the Company's centrally cleared derivatives, for which the CME serves as the central clearing party. The application of the amended rulebook is expected to reduce the gross derivative assets and liabilities, as well as the related collateral, recorded on the consolidated balance sheet for trades cleared through the CME. The Company is currently evaluating the impact of these amendments on its consolidated financial statements. This change is not expected to impact the tax treatment of such derivatives, although the Internal Revenue Service ("IRS") is being asked to issue definitive guidance.

            General American Life Insurance Company and Subsidiary

2. Insurance

Insurance Liabilities

   Future policy benefits are measured as follows:

    -----------------------------------------------------------------------
    Product Type:                Measurement Assumptions:
    -----------------------------------------------------------------------
    Participating life           Aggregate of (i) net level premium
                                  reserves for death and endowment policy
                                  benefits (calculated based upon the
                                  non-forfeiture interest rate, ranging
                                  from 3% to 6%, and mortality rates
                                  guaranteed in calculating the cash
                                  surrender values described in such
                                  contracts); and (ii) the liability for
                                  terminal dividends.
    -----------------------------------------------------------------------
    Nonparticipating life        Aggregate of the present value of
                                  expected future benefit payments and
                                  related expenses less the present value
                                  of expected future net premiums.
                                  Assumptions as to mortality and
                                  persistency are based upon the Company's
                                  experience when the basis of the
                                  liability is established. Interest rate
                                  assumptions for the aggregate future
                                  policy benefit liabilities range from 3%
                                  to 8%.
    -----------------------------------------------------------------------
    Individual and group         Present value of expected future
    traditional fixed annuities   payments. Interest rate assumptions used
    after annuitization           in establishing such liabilities range
                                  from 3% to 9%.
    -----------------------------------------------------------------------
    Non-medical health           The net level premium method and
    insurance                     assumptions as to future morbidity,
                                  withdrawals and interest, which provide
                                  a margin for adverse deviation. The
                                  interest rate assumption used in
                                  establishing such liabilities is 5%.
    -----------------------------------------------------------------------
    Disabled lives               Present value of benefits method and
                                  experience assumptions as to claim
                                  terminations, expenses and interest.
                                  Interest rate assumptions used in
                                  establishing such liabilities range from
                                  3% to 6%.
    -----------------------------------------------------------------------

   Participating business represented 34% and 33% of the Company's life insurance in-force at December 31, 2016 and 2015, respectively. Participating policies represented 94%, 93% and 92% of gross traditional life insurance premiums for the years ended December 31, 2016, 2015 and 2014, respectively.

   Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 1% to 6%, less expenses, mortality charges and withdrawals.

Guarantees

   The Company issues annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Additionally, the Company issues universal life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

            General American Life Insurance Company and Subsidiary

   Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal life contracts was as follows:

                                        Annuity    Universal Life
                                       Contracts     Contracts
                                     ------------- --------------
                                      Guaranteed
                                     Annuitization   Secondary
                                       Benefits      Guarantees    Total
                                     ------------- --------------  -----
                                                (In millions)
       Direct:
       Balance at January 1, 2014...           $ 6           $108   $114
       Incurred guaranteed benefits.            --             13     13
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2014.             6            121    127
       Incurred guaranteed benefits.            --             10     10
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2015.             6            131    137
       Incurred guaranteed benefits.            --            (31)   (31)
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2016.           $ 6           $100   $106
                                     ============= ==============  =====
       Ceded:
       Balance at January 1, 2014...           $--           $104   $104
       Incurred guaranteed benefits.            --             13     13
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2014.            --            117    117
       Incurred guaranteed benefits.            --             11     11
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2015.            --            128    128
       Incurred guaranteed benefits.            --            (30)   (30)
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2016.           $--           $ 98   $ 98
                                     ============= ==============  =====
       Net:
       Balance at January 1, 2014...           $ 6           $  4   $ 10
       Incurred guaranteed benefits.            --             --     --
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2014.             6              4     10
       Incurred guaranteed benefits.            --             (1)    (1)
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2015.             6              3      9
       Incurred guaranteed benefits.            --             (1)    (1)
       Paid guaranteed benefits.....            --             --     --
                                     ------------- --------------  -----
       Balance at December 31, 2016.           $ 6           $  2   $  8
                                     ============= ==============  =====

            General American Life Insurance Company and Subsidiary

     Information regarding the Company's guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

                                                                  December 31,
                                                           ---------------------------
                                                               2016          2015
                                                           ------------- -------------
                                                                       At
                                                                  Annuitization
                                                           ---------------------------
                                                              (Dollars in millions)
Annuity Contracts:
Variable Annuity Guarantees:
  Total account value (1)................................. $         262 $         264
  Net amount at risk (2).................................. $          47 $          47
Average attained age of contractholders...................      67 years      66 years

                                                                  December 31,
                                                           ---------------------------
                                                               2016          2015
                                                           ------------- -------------
                                                                    Secondary
                                                                   Guarantees
                                                           ---------------------------
                                                              (Dollars in millions)
Universal Life Contracts:
  Total account value (1)................................. $       1,757 $       1,733
  Net amount at risk (3).................................. $      11,999 $      12,657
Average attained age of policyholders.....................      66 years      65 years

-----------

(1)Includes the contractholder's investments in the general account and separate account, if applicable.

(2)Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

(3)Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

  Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

                                                               December 31,
                                                              ---------------
                                                               2016    2015
                                                              ------- -------
                                                               (In millions)
   Fund Groupings:
   Equity.................................................... $    21 $    20
   Bond......................................................       2       2
   Balanced..................................................       2       1
   Money Market..............................................      --       1
                                                              ------- -------
     Total................................................... $    25 $    24
                                                              ======= =======

            General American Life Insurance Company and Subsidiary

Obligations Under Funding Agreements

   General American is a member of the Federal Home Loan Bank ("FHLB") of Des Moines. Holdings of the FHLB of Des Moines common stock, included in equity securities, were as follows at:

                                                               December 31,
                                                           ---------------------
                                                              2016       2015
                                                           ---------- ----------
                                                               (In millions)
FHLB of Des Moines........................................ $       35 $       40

   The Company has also entered into funding agreements with the FHLB of Des Moines. The liability for such funding agreements is included in policyholder account balances. Information related to such funding agreements was as follows at:

                                                                Liability        Collateral (2)
                                                           ------------------- -------------------
                                                                        December 31,
                                                           ---------------------------------------
                                                             2016      2015      2016      2015
                                                           --------- --------- --------- ---------
                                                                        (In millions)
FHLB of Des Moines (1).................................... $     625 $     750 $     811 $     851

-----------

(1)Represents funding agreements issued to the FHLB of Des Moines in exchange for cash and for which the FHLB of Des Moines has been granted a lien on certain assets, some of which are in the custody of the FHLB of Des Moines, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB of Des Moines as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB of Des Moines' recovery on the collateral is limited to the amount of the Company's liability to the FHLB of Des Moines.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

            General American Life Insurance Company and Subsidiary

Liabilities for Unpaid Claims and Claim Expenses

   Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

                                                                                  Years Ended December 31,
                                                                             ----------------------------------
                                                                                2016        2015        2014
                                                                             ----------  ----------  ----------
                                                                                        (In millions)
Balance at January 1,....................................................... $      278  $      258  $      279
 Less: Reinsurance recoverables.............................................        163         156         163
                                                                             ----------  ----------  ----------
Net balance at January 1,...................................................        115         102         116
                                                                             ----------  ----------  ----------
Incurred related to:
 Current year...............................................................        281         242         301
 Prior years (1)............................................................         47          42          31
                                                                             ----------  ----------  ----------
   Total incurred...........................................................        328         284         332
                                                                             ----------  ----------  ----------
Paid related to:
 Current year...............................................................       (295)       (228)       (309)
 Prior years................................................................        (52)        (43)        (37)
                                                                             ----------  ----------  ----------
   Total paid...............................................................       (347)       (271)       (346)
                                                                             ----------  ----------  ----------
Net balance at December 31,.................................................         96         115         102
 Add: Reinsurance recoverables..............................................        145         163         156
                                                                             ----------  ----------  ----------
Balance at December 31 (included in future policy benefits and other policy-
  related balance),......................................................... $      241  $      278  $      258
                                                                             ==========  ==========  ==========

-----------

(1)During 2016, 2015 and 2014, the claims and claim adjustment expenses associated with prior years increased due to deaths that occurred in prior periods, but reported in the current period, that were in excess of the estimated IBNR held for those prior periods.

Separate Accounts

   Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $737 million and $752 million at December 31, 2016 and 2015, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $87 million at both December 31, 2016 and 2015. The latter category consisted primarily of bank owned life insurance. The average interest rate credited on these contracts was 1.88% and 2.03% at December 31, 2016 and 2015, respectively.

   For each of the years ended December 31, 2016, 2015 and 2014, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

3. Deferred Policy Acquisition Costs and Value of Business Acquired

   See Note 1 for a description of capitalized acquisition costs.

            General American Life Insurance Company and Subsidiary

Nonparticipating and Non-Dividend-Paying Traditional Contracts

   The Company amortizes DAC and VOBA related to these contracts (term insurance and nonparticipating whole life insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

   The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

   The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

   Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

            General American Life Insurance Company and Subsidiary

   The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

   Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

   Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

   Information regarding DAC and VOBA was as follows:

                                                                      Years Ended December 31,
                                                                 ----------------------------------
                                                                    2016        2015        2014
                                                                 ----------  ----------  ----------
                                                                            (In millions)
DAC:
Balance at January 1,........................................... $      445  $      345  $      265
Capitalizations.................................................        128         143         142
Amortization related to:
Net investment gains (losses) and net derivative gains (losses).          2          (6)         (3)
Other expenses..................................................        (81)        (64)        (42)
                                                                 ----------  ----------  ----------
 Total amortization.............................................        (79)        (70)        (45)
                                                                 ----------  ----------  ----------
Unrealized investment gains (losses)............................        (13)         27         (17)
                                                                 ----------  ----------  ----------
Balance at December 31,.........................................        481         445         345
                                                                 ----------  ----------  ----------
VOBA:
Balance at January 1,...........................................         36          41          46
Amortization related to:
Other expenses..................................................         (2)         (6)         (7)
                                                                 ----------  ----------  ----------
 Total amortization.............................................         (2)         (6)         (7)
                                                                 ----------  ----------  ----------
Unrealized investment gains (losses)............................          8           1           2
                                                                 ----------  ----------  ----------
Balance at December 31,.........................................         42          36          41
                                                                 ----------  ----------  ----------
Total DAC and VOBA:
Balance at December 31,......................................... $      523  $      481  $      386
                                                                 ==========  ==========  ==========

            General American Life Insurance Company and Subsidiary

   The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                                      VOBA
                                                    ----------
                                                    (In millions)
                     2017.......................... $       3
                     2018.......................... $       4
                     2019.......................... $       4
                     2020.......................... $       4
                     2021.......................... $       4

4. Reinsurance

   The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

   Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 5.

   For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company also reinsures portions of certain level premium term and universal life policies with secondary death benefit guarantees to an affiliate. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

   The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

   The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2016 and 2015, were not significant.

   The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $369 million and $418 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2016 and 2015, respectively.

   At December 31, 2016, the Company had $582 million of net unaffiliated ceded reinsurance recoverables. Of this total, $478 million, or 82%, was with the Company's five largest unaffiliated ceded reinsurers, including $266 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2015, the Company had $665 million of net unaffiliated ceded reinsurance recoverables. Of this total, $542 million, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $297 million of net unaffiliated ceded reinsurance recoverables which were unsecured.

            General American Life Insurance Company and Subsidiary

4. Reinsurance (continued)

   The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                               Years Ended December 31,
                                                               -----------------------
                                                                2016     2015    2014
                                                               -----    -----   -----
                                                                  (In millions)
Premiums
Direct premiums............................................... $ 228    $ 238   $ 248
Reinsurance assumed...........................................   775      706     622
Reinsurance ceded.............................................  (253)    (257)   (275)
                                                               -----    -----   -----
 Net premiums................................................. $ 750    $ 687   $ 595
                                                               =====    =====   =====
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees. $ 290    $ 306   $ 322
Reinsurance assumed...........................................    --       --      --
Reinsurance ceded.............................................  (226)    (230)   (233)
                                                               -----    -----   -----
 Net universal life and investment-type product policy fees... $  64    $  76   $  89
                                                               =====    =====   =====
Policyholder benefits and claims
Direct policyholder benefits and claims....................... $ 537    $ 564   $ 574
Reinsurance assumed...........................................   590      529     474
Reinsurance ceded.............................................  (262)    (330)   (347)
                                                               -----    -----   -----
 Net policyholder benefits and claims......................... $ 865    $ 763   $ 701
                                                               =====    =====   =====
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances..... $ 215    $ 219   $ 223
Reinsurance assumed...........................................    --       --      --
Reinsurance ceded.............................................   (84)     (86)    (84)
                                                               -----    -----   -----
 Net interest credited to policyholder account balances....... $ 131    $ 133   $ 139
                                                               =====    =====   =====
Other expenses
Direct other expenses......................................... $  58    $  93   $  97
Reinsurance assumed...........................................   139      132     111
Reinsurance ceded.............................................   (54)     (72)    (92)
                                                               -----    -----   -----
 Net other expenses........................................... $ 143    $ 153   $ 116
                                                               =====    =====   =====

            General American Life Insurance Company and Subsidiary

   The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                           December 31,
                                             -------------------------------------------------------------------------
                                                             2016                                 2015
                                             ------------------------------------ ------------------------------------
                                                                          Total                                Total
                                                                         Balance                              Balance
                                              Direct  Assumed    Ceded    Sheet    Direct  Assumed    Ceded    Sheet
                                             -------- -------- --------  -------- -------- -------- --------  --------
                                                                           (In millions)
Assets
Premiums, reinsurance and other
 receivables................................ $     38 $    158 $  2,731  $  2,927 $     14 $    146 $  2,757  $  2,917
Deferred policy acquisition costs and value
 of business acquired.......................      162      449      (88)      523      170      414     (103)      481
                                             -------- -------- --------  -------- -------- -------- --------  --------
  Total assets.............................. $    200 $    607 $  2,643  $  3,450 $    184 $    560 $  2,654  $  3,398
                                             ======== ======== ========  ======== ======== ======== ========  ========
Liabilities
Future policy benefits...................... $  4,625 $  1,553 $     (3) $  6,175 $  4,734 $  1,168 $     (3) $  5,899
Other policy-related balances...............      165       67       27       259      170       66       23       259
Other liabilities...........................      130       48      578       756      129       54      510       693
                                             -------- -------- --------  -------- -------- -------- --------  --------
  Total liabilities......................... $  4,920 $  1,668 $    602  $  7,190 $  5,033 $  1,288 $    530  $  6,851
                                             ======== ======== ========  ======== ======== ======== ========  ========

   Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $325 million and $296 million at December 31, 2016 and 2015, respectively. There were no deposit liabilities on reinsurance at both December 31, 2016 and 2015.

Related Party Reinsurance Transactions

   The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including MLIC and Brighthouse Life Insurance Company (formerly, MetLife Insurance Company USA), both of which are related parties.

            General American Life Insurance Company and Subsidiary

   Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

                                                                 Years Ended December 31,
                                                             -------------------------------
                                                                2016       2015       2014
                                                             ---------  ---------  ---------
                                                                      (In millions)
Premiums
Reinsurance assumed......................................... $     574  $     503  $     394
Reinsurance ceded...........................................        (9)        (9)        (4)
                                                             ---------  ---------  ---------
 Net premiums............................................... $     565  $     494  $     390
                                                             =========  =========  =========
Universal life and investment-type product policy fees
Reinsurance assumed......................................... $      --  $      --  $      --
Reinsurance ceded...........................................      (102)      (115)      (126)
                                                             ---------  ---------  ---------
 Net universal life and investment-type product policy fees. $    (102) $    (115) $    (126)
                                                             =========  =========  =========
Policyholder benefits and claims
Reinsurance assumed......................................... $     469  $     388  $     317
Reinsurance ceded...........................................       (25)       (33)       (15)
                                                             ---------  ---------  ---------
 Net policyholder benefits and claims....................... $     444  $     355  $     302
                                                             =========  =========  =========
Interest credited to policyholder account balances
Reinsurance assumed......................................... $      --  $      --  $      --
Reinsurance ceded...........................................       (84)       (86)       (84)
                                                             ---------  ---------  ---------
 Net interest credited to policyholder account balances..... $     (84) $     (86) $     (84)
                                                             =========  =========  =========
Other expenses
Reinsurance assumed......................................... $     109  $     101  $      77
Reinsurance ceded...........................................       (29)       (45)       (60)
                                                             ---------  ---------  ---------
 Net other expenses......................................... $      80  $      56  $      17
                                                             =========  =========  =========

   Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

                                                                                  December 31,
                                                                  --------------------------------------------
                                                                           2016                   2015
                                                                  ---------------------  ---------------------
                                                                   Assumed      Ceded     Assumed      Ceded
                                                                  ---------- ----------  ---------- ----------
                                                                                  (In millions)
Assets
Premiums, reinsurance and other receivables...................... $      158 $    2,119  $      146 $    2,074
Deferred policy acquisition costs and value of business acquired.        449        (71)        414        (83)
                                                                  ---------- ----------  ---------- ----------
 Total assets.................................................... $      607 $    2,048  $      560 $    1,991
                                                                  ========== ==========  ========== ==========
Liabilities
Future policy benefits........................................... $    1,470 $       (3) $    1,074 $       (3)
Other policy-related balances....................................         18         27          11         23
Other liabilities................................................         48         19          54         26
                                                                  ---------- ----------  ---------- ----------
 Total liabilities............................................... $    1,536 $       43  $    1,139 $       46
                                                                  ========== ==========  ========== ==========

            General American Life Insurance Company and Subsidiary

   The Company may secure certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.1 billion and $2.0 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2016 and 2015, respectively.

   Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $324 million and $295 million at December 31, 2016 and 2015, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2016 and 2015.

5. Investments

   See Note 7 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

   Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

   The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

   The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity and Equity Securities AFS

  Fixed Maturity and Equity Securities AFS by Sector

     The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate fixed maturity securities. Included within fixed maturity securities are structured securities including RMBS, commercial mortgage-backed securities ("CMBS") and ABS (collectively, "Structured Securities").

                                                December 31, 2016                           December 31, 2015
                                   ------------------------------------------- -------------------------------------------
                                                Gross Unrealized                            Gross Unrealized
                                    Cost or  ----------------------- Estimated  Cost or  ----------------------  Estimated
                                   Amortized        Temporary  OTTI    Fair    Amortized        Temporary  OTTI    Fair
                                     Cost    Gains   Losses   Losses   Value     Cost    Gains   Losses   Losses   Value
                                   --------- ------ --------- ------ --------- --------- ------ --------- ------ ---------
                                                                        (In millions)
Fixed maturity securities:
U.S. corporate.................... $  2,942  $  214  $   34   $  --  $  3,122  $  2,689  $  188  $   80   $  --  $  2,797
Foreign corporate.................    1,364      85      84      --     1,365     1,288      67     107      --     1,248
Foreign government................    1,059     186      36      --     1,209       952     187      39      --     1,100
U.S. government and agency........      720      68       6      --       782       728      73       1      --       800
RMBS (1)..........................      672      31       9      --       694       834      35       7      (1)      863
CMBS..............................      318       8       2      --       324       333       6       2      --       337
ABS...............................      180       2       2      --       180       192       2       2      --       192
State and political subdivision...      123      12       3      --       132       113      12       1       1       123
                                   --------  ------  ------   -----  --------  --------  ------  ------   -----  --------
  Total fixed maturity securities. $  7,378  $  606  $  176   $  --  $  7,808  $  7,129  $  570  $  239   $  --  $  7,460
                                   ========  ======  ======   =====  ========  ========  ======  ======   =====  ========
Equity securities:
Common stock...................... $     49  $    4  $   --   $  --  $     53  $     61  $    1  $    4   $  --  $     58

-------------

            General American Life Insurance Company and Subsidiary

(1) The noncredit loss component of OTTI losses for RMBS was in an unrealized gain position of $1 million at December 31, 2015, due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

     The Company held non-income producing fixed maturity securities with an estimated fair value of less than $1 million with unrealized gains (losses) of less than ($1) million at both December 31, 2016 and 2015.

  Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

     Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

  Maturities of Fixed Maturity Securities

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2016:

                                                 Due After Five
                                   Due After One     Years                               Total Fixed
                       Due in One  Year Through   Through Ten   Due After Ten Structured  Maturity
                      Year or Less  Five Years       Years          Years     Securities Securities
                      ------------ ------------- -------------- ------------- ---------- -----------
                                                      (In millions)
Amortized cost.......   $    363    $    1,152     $    2,019    $    2,674   $    1,170 $    7,378
Estimated fair value.   $    369    $    1,229     $    2,140    $    2,872   $    1,198 $    7,808

     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

            General American Life Insurance Company and Subsidiary

  Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

     The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position at:

                                                     December 31, 2016                          December 31, 2015
                                         ------------------------------------------ ------------------------------------------
                                                               Equal to or Greater                        Equal to or Greater
                                          Less than 12 Months     than 12 Months     Less than 12 Months     than 12 Months
                                         --------------------- -------------------- --------------------- --------------------
                                         Estimated    Gross    Estimated   Gross    Estimated    Gross    Estimated   Gross
                                           Fair     Unrealized   Fair    Unrealized   Fair     Unrealized   Fair    Unrealized
                                           Value      Losses     Value     Losses     Value      Losses     Value     Losses
                                         ---------- ---------- --------- ---------- ---------- ---------- --------- ----------
                                                                             (In millions)
Fixed maturity securities:
U.S. corporate.......................... $      595  $    18   $    144   $     16  $      733  $     57  $    107   $    23
Foreign corporate.......................        333       19        281         65         555        72       121        35
Foreign government......................        266       15        102         21         332        39         1        --
U.S. government and agency..............        189        6         --         --         272         1        --        --
RMBS....................................        149        6         51          3         112         3        58         3
CMBS....................................         59        2          7         --         125         2         5        --
ABS.....................................         17        1         42          1          72         1        26         1
State and political subdivision.........         41        2          1          1          30         1         1         1
                                         ----------  -------   --------   --------  ----------  --------  --------   -------
 Total fixed maturity securities........ $    1,649  $    69   $    628   $    107  $    2,231  $    176  $    319   $    63
                                         ==========  =======   ========   ========  ==========  ========  ========   =======
Equity securities:
Common stock............................ $        3  $    --   $     --   $     --  $       10  $      4  $      1   $    --
Total number of securities in an
 unrealized loss position...............        500                 257                    774                 123
                                         ==========            ========             ==========            ========

  Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

   Evaluation and Measurement Methodologies

      Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
   (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers;
   (vii) with respect to Structured Securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security;
   (viii) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated fixed maturity securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

            General American Life Insurance Company and Subsidiary

      The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

   . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

   . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

   . Additional considerations are made when assessing the unique features that apply to certain Structured Securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

   . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

      With respect to securities that have attributes of debt and equity ("perpetual hybrid securities"), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

      The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

      In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

   Current Period Evaluation

      Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2016. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

            General American Life Insurance Company and Subsidiary

      Gross unrealized losses on fixed maturity securities decreased
   $63 million during the year ended December 31, 2016 to $176 million. The decrease in gross unrealized losses for the year ended December 31, 2016, was primarily attributable to narrowing credit spreads, partially offset by an increase in interest rates and, to a lesser extent, the impact of weakening foreign currencies on non-functional currency denominated fixed maturity securities.

      At December 31, 2016, $21 million of the total $176 million of gross unrealized losses were from 10 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

   Investment Grade Fixed Maturity Securities

      Of the $21 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $20 million, or 95%, were related to gross unrealized losses on seven investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads since purchase and with respect to fixed-rate fixed maturity securities, rising interest rates since purchase.

   Below Investment Grade Fixed Maturity Securities

      Of the $21 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $1 million, or 5%, were related to gross unrealized losses on three below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to state and political subdivision securities and U.S. corporate securities (primarily industrial securities) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, in part due to economic and market uncertainties including concerns over lower oil prices in the energy sector. Management evaluates state and political subdivision securities and U.S. corporate securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuers.

   Equity Securities

      Gross unrealized losses on equity securities decreased $4 million during the year ended December 31, 2016 to less than $1 million.

Mortgage Loans

  Mortgage Loans by Portfolio Segment

     Mortgage loans are summarized as follows at:

                                               December 31,
                                 ----------------------------------------
                                         2016                 2015
                                 -------------------  -------------------
                                 Carrying    % of     Carrying    % of
                                  Value      Total     Value      Total
                                 --------  ---------  --------  ---------
                                           (Dollars in millions)
     Mortgage loans:
     Commercial................. $    772       90.1% $    857       93.0%
     Agricultural...............       89       10.4        68        7.4
                                 --------  ---------  --------  ---------
      Subtotal..................      861      100.5       925      100.4
     Valuation allowances.......       (4)      (0.5)       (4)      (0.4)
                                 --------  ---------  --------  ---------
      Total mortgage loans, net. $    857      100.0% $    921      100.0%
                                 ========  =========  ========  =========

     The Company purchases unaffiliated mortgage loans under a master participation agreement, from an affiliate, simultaneously with the affiliate's origination or acquisition of mortgage loans. The aggregate amount of unaffiliated mortgage loan participation interests purchased by the Company from an affiliate during the years ended December 31, 2016, 2015 and 2014 were $158 million, $287 million and $68 million, respectively. In connection with the mortgage loan participations, the affiliate collected mortgage loan principal and interest payments on the Company's behalf and the affiliate remitted such payments to the Company in the amount of $263 million, $138 million and $120 million during the years ended
  December 31, 2016, 2015 and 2014, respectively.

            General American Life Insurance Company and Subsidiary

     See "-- Related Party Investment Transactions" for additional discussion of related party mortgage loans.

  Mortgage Loans, Valuation Allowance and Impaired Loans by Portfolio Segment

     All mortgage loans were evaluated collectively for credit losses and the related valuation allowances were maintained primarily for commercial mortgage loans. The Company had no impaired mortgage loans during each of the years ended December 31, 2016, 2015 and 2014.

  Valuation Allowance Rollforward by Portfolio Segment

     The changes in the valuation allowance, by portfolio segment, were as follows:

                                   Commercial   Agricultural      Total
                                  ------------  ------------- ------------
                                                (In millions)
    Balance at January 1, 2014... $          4  $          -- $          4
    Provision (release)..........           (1)            --           (1)
                                  ------------  ------------- ------------
    Balance at December 31, 2014.            3             --            3
    Provision (release)..........            1             --            1
                                  ------------  ------------- ------------
    Balance at December 31, 2015.            4             --            4
    Provision (release)..........           --             --           --
                                  ------------  ------------- ------------
    Balance at December 31, 2016. $          4  $          -- $          4
                                  ============  ============= ============

   Valuation Allowance Methodology

      Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for both loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

   Commercial and Agricultural Mortgage Loan Portfolio Segments

      The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

            General American Life Insurance Company and Subsidiary

      All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

      For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

      For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

  Credit Quality of Commercial Mortgage Loans

     The credit quality of commercial mortgage loans was as follows at:

                                         Recorded Investment
                          -------------------------------------------------
                           Debt Service Coverage Ratios
                          ------------------------------            % of
                          > 1.20x  1.00x - 1.20x < 1.00x  Total     Total
                          -------- ------------- ------- -------- ---------
                                        (Dollars in millions)
   December 31, 2016
   Loan-to-value ratios:
   Less than 65%......... $    671    $    41    $    14 $    726      94.0%
   65% to 75%............       44         --          2       46       6.0
                          --------    -------    ------- -------- ---------
     Total............... $    715    $    41    $    16 $    772     100.0%
                          ========    =======    ======= ======== =========
   December 31, 2015
   Loan-to-value ratios:
   Less than 65%......... $    762    $    --    $    12 $    774      90.3%
   65% to 75%............       60         21          2       83       9.7
                          --------    -------    ------- -------- ---------
     Total............... $    822    $    21    $    14 $    857     100.0%
                          ========    =======    ======= ======== =========

            General American Life Insurance Company and Subsidiary

  Credit Quality of Agricultural Mortgage Loans

     The credit quality of agricultural mortgage loans was as follows at:

                                             December 31,
                         ----------------------------------------------------
                                    2016                       2015
                         -------------------------  -------------------------
                          Recorded       % of        Recorded       % of
                         Investment      Total      Investment      Total
                         ----------- -------------  ----------- -------------
                                         (Dollars in millions)
  Loan-to-value ratios:
  Less than 65%......... $        77          86.5% $        52          76.5%
  65% to 75%............          12          13.5           16          23.5
                         ----------- -------------  ----------- -------------
    Total............... $        89         100.0% $        68         100.0%
                         =========== =============  =========== =============

  Past Due and Nonaccrual Mortgage Loans

     The Company has a high quality, well performing mortgage loan portfolio, with all mortgage loans classified as performing at both December 31, 2016 and 2015. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans - 60 days and agricultural mortgage loans - 90 days. The Company had no mortgage loans past due and no nonaccrual mortgage loans at both December 31, 2016 and 2015.

  Mortgage Loans Modified in a Troubled Debt Restructuring

     The Company may grant concessions related to borrowers experiencing financial difficulties, which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concessions granted are considered in determining any impairment or changes in the specific valuation allowance. There were no mortgage loans modified in a troubled debt restructuring for both the years ended December 31, 2016 and 2015.

Cash Equivalents

   The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $39 million and $90 million at December 31, 2016 and 2015, respectively.

            General American Life Insurance Company and Subsidiary

Net Unrealized Investment Gains (Losses)

   Unrealized investment gains (losses) on fixed maturity and equity securities AFS and the effect on DAC, VOBA and future policy benefits, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in accumulated OCI ("AOCI").

   The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                            Years Ended December 31,
                                                                       ----------------------------------
                                                                          2016        2015        2014
                                                                       ----------  ----------  ----------
                                                                                  (In millions)
Fixed maturity securities............................................. $      430  $      340  $      834
Fixed maturity securities with noncredit OTTI losses included in AOCI.         --          --          (1)
                                                                       ----------  ----------  ----------
  Total fixed maturity securities.....................................        430         340         833
Equity securities.....................................................          4          (3)          5
Derivatives...........................................................         28          21           3
Other.................................................................         (3)         (2)         --
                                                                       ----------  ----------  ----------
  Subtotal............................................................        459         356         841
                                                                       ----------  ----------  ----------
Amounts allocated from:
Future policy benefits................................................         (4)         --          (2)
DAC and VOBA..........................................................        (52)        (47)        (75)
                                                                       ----------  ----------  ----------
  Subtotal............................................................        (56)        (47)        (77)
                                                                       ----------  ----------  ----------
Deferred income tax benefit (expense).................................       (141)       (109)       (267)
                                                                       ----------  ----------  ----------
  Net unrealized investment gains (losses)............................ $      262  $      200  $      497
                                                                       ==========  ==========  ==========

   The changes in net unrealized investment gains (losses) were as follows:

                                                                                           Years Ended December 31,
                                                                                      ----------------------------------
                                                                                         2016        2015        2014
                                                                                      ----------  ----------  ----------
                                                                                                 (In millions)
Balance at January 1,................................................................ $      200  $      497  $      369
Fixed maturity securities on which noncredit OTTI losses have been recognized........         --           1           2
Unrealized investment gains (losses) during the year.................................        103        (486)        213
Unrealized investment gains (losses) relating to:
Future policy benefits...............................................................         (4)          2          (2)
DAC and VOBA.........................................................................         (5)         28         (15)
Deferred income tax benefit (expense) related to noncredit OTTI losses recognized in
 AOCI................................................................................         --          --          (1)
Deferred income tax benefit (expense)................................................        (32)        158         (69)
                                                                                      ----------  ----------  ----------
Balance at December 31,.............................................................. $      262  $      200  $      497
                                                                                      ==========  ==========  ==========
  Change in net unrealized investment gains (losses)................................. $       62  $     (297) $      128
                                                                                      ==========  ==========  ==========

Concentrations of Credit Risk

   Investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies, were in fixed income securities of the Canadian federal and provincial governments with an estimated fair value of $1.1 billion and $1.0 billion at December 31, 2016 and 2015, respectively.

            General American Life Insurance Company and Subsidiary

Securities Lending

   Elements of the securities lending program are presented below at:

                                                              December 31,
                                                        -------------------------
                                                            2016         2015
                                                        ------------ ------------
                                                              (In millions)
Securities on loan: (1)
  Amortized cost....................................... $        246 $        358
  Estimated fair value................................. $        281 $        413
Cash collateral on deposit from counterparties (2)..... $        286 $        422
Security collateral on deposit from counterparties (3). $          1 $          1
Reinvestment portfolio -- estimated fair value......... $        286 $        419

-------------
(1) Included within fixed maturity securities.

(2) Included within payables for collateral under securities loaned and other transactions.

(3) Security collateral on deposit from counterparties may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the consolidated financial statements.

   The cash collateral liability by loaned security type and remaining tenor of the agreements were as follows at:

                                               December 31, 2016              December 31, 2015
                                         ------------------------------ ------------------------------
                                           Remaining Tenor of             Remaining Tenor of
                                           Securities Lending             Securities Lending
                                               Agreements                     Agreements
                                         -----------------------        -----------------------
                                                  1 Month 1 to 6                 1 Month 1 to 6
                                         Open (1) or Less Months Total  Open (1) or Less Months Total
                                         -------- ------- ------ ------ -------- ------- ------ ------
                                                                 (In millions)
Cash collateral liability by loaned
 security type:
U.S. government and agency..............  $   43  $   64  $  136 $  243  $   62  $  137  $  154 $  353
All other securities....................      --      43      --     43       1      47      21     69
                                          ------  ------  ------ ------  ------  ------  ------ ------
 Total..................................  $   43  $  107  $  136 $  286  $   63  $  184  $  175 $  422
                                          ======  ======  ====== ======  ======  ======  ====== ======

-------------
(1) The related loaned security could be returned to the Company on the next business day which would require the Company to immediately return the cash collateral.

   If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2016 was $42 million, all of which were U.S. government and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

   The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including agency RMBS, ABS, short-term investments, U.S. corporate and foreign corporate securities) with 49% invested in agency RMBS, short-term investments, cash equivalents, U.S. government and agency securities or held in cash. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

            General American Life Insurance Company and Subsidiary

Invested Assets on Deposit and Pledged as Collateral

   Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes except mortgage loans, which are presented at carrying value, at:

                                                                    December 31,
                                                              -------------------------
                                                                  2016            2015
                                                              ------------    ------------
                                                                    (In millions)
Invested assets on deposit (regulatory deposits)............. $      1,288    $      1,190
Invested assets pledged as collateral (1)....................          715             862
                                                              ------------    ------------
  Total invested assets on deposit and pledged as collateral. $      2,003    $      2,052
                                                              ============    ============

-------------

(1) The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 2), and derivative transactions (see Note 6).

   See "-- Securities Lending" for information regarding securities on loan.

Collectively Significant Equity Method Investments

   The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $223 million at December 31, 2016. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $128 million at December 31, 2016. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

   As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) for two of the three most recent annual periods: 2016 and 2014. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

   The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for the years ended
December 31, 2016, 2015 and 2014. Aggregate total assets of these entities totaled $113.8 billion and $144.9 billion at December 31, 2016 and 2015, respectively. Aggregate total liabilities of these entities totaled
$8.4 billion and $21.5 billion at December 31, 2016 and 2015, respectively. Aggregate net income (loss) of these entities totaled $7.4 billion, $10.0 billion and $13.9 billion for the years ended December 31, 2016, 2015 and 2014, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

   The Company has invested in legal entities that are VIEs. In certain instances, the Company may hold both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, would be deemed the primary beneficiary or consolidator of the entity. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity.

  Consolidated VIEs

     There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at both December 31, 2016 and 2015.

            General American Life Insurance Company and Subsidiary

  Unconsolidated VIEs

     The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                        December 31,
                                     ---------------------------------------------------
                                               2016                      2015
                                     ------------------------- -------------------------
                                                    Maximum                   Maximum
                                       Carrying    Exposure      Carrying    Exposure
                                        Amount    to Loss (1)     Amount    to Loss (1)
                                     ------------ ------------ ------------ ------------
                                                        (In millions)
Fixed maturity securities AFS:
  Structured Securities (2)......... $      1,198 $      1,198 $      1,392 $      1,392
  U.S. and foreign corporate........           42           42           43           43
Other limited partnership interests.          181          289          160          189
Other invested assets...............            1            1            2            2
                                     ------------ ------------ ------------ ------------
  Total............................. $      1,422 $      1,530 $      1,597 $      1,626
                                     ============ ============ ============ ============

-------------
(1) The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests is equal to the carrying amounts plus any unfunded commitments. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of less than $1 million at both December 31, 2016 and 2015. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2) For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

     As described in Note 12, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during each of the years ended December 31, 2016, 2015 and 2014.

Net Investment Income

   The components of net investment income were as follows:

                                                       Years Ended December 31,
                                                   --------------------------------
                                                      2016       2015       2014
                                                   ---------- ---------- ----------
                                                             (In millions)
Investment income:
Fixed maturity securities......................... $      349 $      344 $      352
Equity securities.................................          2          3          3
Mortgage loans....................................         47         60         44
Policy loans......................................         87         91         93
Real estate and real estate joint ventures........          3         13          8
Other limited partnership interests...............         15         12         37
Cash, cash equivalents and short-term investments.          1         --         --
Other.............................................          2          1         (1)
                                                   ---------- ---------- ----------
  Subtotal........................................        506        524        536
Less: Investment expenses.........................         17         17         16
                                                   ---------- ---------- ----------
  Net investment income........................... $      489 $      507 $      520
                                                   ========== ========== ==========

            General American Life Insurance Company and Subsidiary

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

Net Investment Gains (Losses)

  Components of Net Investment Gains (Losses)

     The components of net investment gains (losses) were as follows:

                                           Years Ended December 31,
                                   ----------------------------------------
                                       2016          2015            2014
                                   ------------  ------------    ------------
                                                 (In millions)
    Total gains (losses) on fixed
     maturity securities:
    Total OTTI losses recognized
     -- by sector and industry:
    U.S. and foreign corporate
     securities -- by industry:
    Industrial.................... $         (3) $         --    $         --
                                   ------------  ------------    ------------
     Total U.S. and foreign
       corporate securities.......           (3)           --              --
    RMBS..........................           --            (1)             (1)
    State and political
     subdivision..................           --            (1)             --
                                   ------------  ------------    ------------
     OTTI losses on fixed
       maturity securities
       recognized in earnings.....           (3)           (2)             (1)
    Fixed maturity securities --
     net gains (losses) on sales
     and disposals................           --             1               7
                                   ------------  ------------    ------------
     Total gains (losses) on
       fixed maturity securities..           (3)           (1)              6
    Total gains (losses) on
     equity securities:
    Total OTTI losses recognized
     -- by sector:
    Common stock..................           (3)           (3)             --
                                   ------------  ------------    ------------
     OTTI losses on equity
       securities recognized in
       earnings...................           (3)           (3)             --
    Equity securities -- net
     gains (losses) on sales and
     disposals....................           (2)           (1)             --
                                   ------------  ------------    ------------
     Total gains (losses) on
       equity securities..........           (5)           (4)             --
                                   ------------  ------------    ------------
    Mortgage loans................           --            (1)             --
    Real estate and real estate
     joint ventures...............           --            10              --
    Other limited partnership
     interests....................           --             1              --
    Other.........................           (2)          (13)            (10)
                                   ------------  ------------    ------------
     Total net investment gains
       (losses)................... $        (10) $         (8)   $         (4)
                                   ============  ============    ============

     Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($7) million, ($30) million and ($8) million for the years ended December 31, 2016, 2015 and 2014, respectively.

  Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

     Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown in the table below.

                                                        Years Ended December 31,
                                 ----------------------------------------------------------------------
                                    2016        2015        2014        2016        2015        2014
                                 ----------  ----------  ----------  ----------  ----------  ----------
                                      Fixed Maturity Securities              Equity Securities
                                 ----------------------------------  ----------------------------------
                                                             (In millions)
Proceeds........................ $    1,604  $    1,853  $    2,155  $        6  $        5  $        5
                                 ==========  ==========  ==========  ==========  ==========  ==========
Gross investment gains.......... $       31  $       25  $       15  $       --  $        1  $       --
Gross investment losses.........        (31)        (24)         (8)         (2)         (2)         --
OTTI losses.....................         (3)         (2)         (1)         (3)         (3)         --
                                 ----------  ----------  ----------  ----------  ----------  ----------
  Net investment gains (losses). $       (3) $       (1) $        6  $       (5) $       (4) $       --
                                 ==========  ==========  ==========  ==========  ==========  ==========

            General American Life Insurance Company and Subsidiary

  Credit Loss Rollforward

     The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                                                  Years Ended December 31,
                                                                                                 -------------------------
                                                                                                     2016         2015
                                                                                                 ------------ ------------
                                                                                                       (In millions)
Balance at January 1,........................................................................... $          4 $          7
Additions:
    Additional impairments -- credit loss OTTI recognized on securities previously impaired.....           --            1
Reductions:
    Sales (maturities, pay downs or prepayments) of securities previously impaired as credit
     loss OTTI..................................................................................           --           (4)
                                                                                                 ------------ ------------
Balance at December 31,......................................................................... $          4 $          4
                                                                                                 ============ ============

  Related Party Investment Transactions

   The Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. The estimated fair value, amortized cost and realized gain on invested assets transferred to affiliates for the year ended December 31, 2016 were $97 million, $85 million, and $12 million, respectively. The estimated fair value of invested assets transferred from affiliates was $102 million and $70 million for the years ended December 31, 2016 and 2014, respectively. There were no other transfers to or from affiliates for the year ended December 31, 2015.

   In July 2014, the Company purchased from certain affiliates MetLife, Inc. affiliated loans with an unpaid principal balance totaling $50 million at estimated fair value of $55 million which is included in the asset transfers described above. The unpaid principal balance of affiliated loans held by the Company totals $100 million, bear interest at the following fixed rates, payable semiannually, and are due as follows: $87 million at 5.64% due July 15, 2021 and $13 million at 5.86% due December 16, 2021. The carrying value of these affiliated loans totaled $103 million and $104 million at December 31, 2016 and 2015, respectively, and are included in other invested assets. Net investment income from these affiliated loans was $5 million for both the years ended December 31, 2016 and 2015 and $4 million for the year ended December 31, 2014.

   The Company had affiliated loans outstanding to wholly-owned real estate subsidiaries of MLIC, included in mortgage loans, with a carrying value of $75 million at December 31, 2014. In August of 2015 and November 2014, an affiliated loan with a carrying value of $75 million and an affiliated loan with a carrying value of $10 million, respectively, were repaid in cash prior to maturity. These affiliated loans were secured by interests in real estate subsidiaries, which own operating real estate with an estimated fair value in excess of the affiliated loans. Net investment income from these affiliated loans was $4 million, and $6 million for the years ended December 31, 2015 and 2014, respectively. In addition, mortgage loan prepayment income earned from the repayment prior to maturity in August 2015 described above was $18 million for the year ended December 31, 2015.

   The Company receives investment administrative services from an affiliate. The related investment administrative service charges were $13 million, $11 million and $10 million for the years ended December 31, 2016, 2015 and 2014, respectively.

   See "-- Mortgage Loans -- Mortgage Loans by Portfolio Segment" for discussion of mortgage loan participation agreements with affiliate.

6. Derivatives

Accounting for Derivatives

   See Note 1 for a description of the Company's accounting policies for derivatives and Note 7 for information about the fair value hierarchy for derivatives.

Derivative Strategies

   The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

            General American Life Insurance Company and Subsidiary

   Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.

  Interest Rate Derivatives

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value and nonqualifying hedging relationships.

  Foreign Currency Exchange Rate Derivatives

     The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and nonqualifying hedging relationships.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.

  Credit Derivatives

     The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, involuntary restructuring or governmental intervention. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.

     The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

  Equity Derivatives

     To a lesser extent, the Company uses equity index options in nonqualifying hedging relationships.

            General American Life Insurance Company and Subsidiary

Primary Risks Managed by Derivatives

   The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                           December 31,
                                                                    -----------------------------------------------------------
                                                                                2016                           2015
                                                                    -----------------------------  -----------------------------
                                                                              Estimated Fair Value           Estimated Fair Value
                                                                              -------------------            -------------------
                                                                     Gross                          Gross
                                                                    Notional                       Notional
                                   Primary Underlying Risk Exposure  Amount   Assets   Liabilities  Amount   Assets   Liabilities
                                   -------------------------------- --------- -------  ----------- --------- -------  -----------
                                                                                           (In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps...............  Interest rate.................. $      12 $    --    $   --    $      20 $    --   $     --
Cash flow hedges:
Foreign currency swaps............  Foreign currency exchange rate.       352      34         3          233      23         --
                                                                    --------- -------    ------    --------- -------   --------
 Total qualifying hedges..........................................        364      34         3          253      23         --
                                                                    --------- -------    ------    --------- -------   --------
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps...............  Interest rate..................       310      44         6          755      51          9
Foreign currency swaps............  Foreign currency exchange rate.       150      19        --           89      11         --
Foreign currency forwards.........  Foreign currency exchange rate.       679       1         8          678      29         --
Credit default swaps -- purchased.  Credit.........................         5       1        --           --      --         --
Credit default swaps -- written...  Credit.........................       193       3        --          213       1         --
Equity index options..............  Equity market..................        35      --        --           33      --         --
                                                                    --------- -------    ------    --------- -------   --------
 Total non-designated or nonqualifying derivatives................      1,372      68        14        1,768      92          9
                                                                    --------- -------    ------    --------- -------   --------
 Total............................................................  $   1,736 $   102    $   17    $   2,021 $   115   $      9
                                                                    ========= =======    ======    ========= =======   ========

   Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2016 and 2015. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and (iii) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

Net Derivative Gains (Losses)

   The components of net derivative gains (losses) were as follows:

                                                             Years Ended December 31,
                                                         --------------------------------
                                                            2016        2015       2014
                                                         ----------  ---------- ---------
                                                                   (In millions)
Freestanding derivatives and hedging gains (losses) (1). $      (11) $      139 $      87
Embedded derivatives gains (losses).....................        (19)         80        (8)
                                                         ----------  ---------- ---------
 Total net derivative gains (losses).................... $      (30) $      219 $      79
                                                         ==========  ========== =========

-------------

(1) Includes foreign currency transaction gains (losses) on hedged items in cash flow and nonqualifying hedging relationships, which are not presented elsewhere in this note.

            General American Life Insurance Company and Subsidiary

   The Company recognized net investment income from settlement payments related to qualifying hedges of $4 million and $2 million for the years ended December 31, 2016 and 2015, respectively. The amount the Company recognized in net investment income from settlement payments related to qualifying hedges for the year ended December 31, 2014 was not significant.

   The Company recognized net derivative gains (losses) from settlement payments related to nonqualifying hedges of $12 million, $11 million and $12 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Nonqualifying Derivatives and Derivatives for Purposes Other Than Hedging

   The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or not qualifying as hedging instruments:

                                                                       Net
                                                                    Derivative
                                                                  Gains (Losses)
                                                                  --------------
                                                                  (In millions)
Year Ended December 31, 2016
Interest rate derivatives........................................  $         (9)
Foreign currency exchange rate derivatives.......................           (10)
Credit derivatives -- written....................................             1
                                                                   ------------
  Total..........................................................  $        (18)
                                                                   ============
Year Ended December 31, 2015
Interest rate derivatives........................................  $         (7)
Foreign currency exchange rate derivatives.......................           141
Credit derivatives -- written....................................            (2)
                                                                   ------------
  Total..........................................................  $        132
                                                                   ============
Year Ended December 31, 2014
Interest rate derivatives........................................  $         (7)
Foreign currency exchange rate derivatives.......................            80
Credit derivatives -- written....................................             1
                                                                   ------------
  Total..........................................................  $         74
                                                                   ============

Fair Value Hedges

   The Company designates and accounts for interest rate swaps to convert fixed rate assets to floating rate assets as fair value hedges when they have met the requirements of fair value hedging.

   The amounts recognized in net derivative gains (losses) representing the ineffective portion of all fair value hedges were not significant for both the years ended December 31, 2016 and 2014. The amount recognized in net derivative gains (losses) representing the ineffective portion of all fair value hedges was ($1) million for the year ended December 31, 2015. Changes in the estimated fair value of the derivatives were not significant for each of the years ended December 31, 2016, 2015 and 2014. Changes in the estimated fair value of the hedged items were not significant for both the years ended December 31, 2016 and 2014. Change in the estimated fair value of the hedged items was ($1) million for the year ended December 31, 2015.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

   The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets, as cash flow hedges, when they have met the requirements of cash flow hedging.

            General American Life Insurance Company and Subsidiary

   In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into net derivative gains (losses). For both the years ended December 31, 2016 and 2014, there were no amounts reclassified into net derivative gains (losses) related to discontinued cash flow hedges. For the year ended December 31, 2015, the amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges were not significant.

   There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for each of the years ended December 31, 2016, 2015 and 2014.

   At December 31, 2016 and 2015, the balance in AOCI associated with foreign currency swaps designated and qualifying as cash flow hedges was $28 million and $21 million, respectively.

   For the years ended December 31, 2016, 2015 and 2014, there were $7 million, $18 million and $6 million of gains (losses) deferred in AOCI related to foreign currency swaps, respectively. For the years ended December 31, 2016 and 2015 the amounts reclassified to net derivative gains (losses) related to foreign currency swaps were not significant. For the year ended
December 31, 2014, the amount reclassified to net derivative gains (losses) related to foreign currency swaps was ($2) million. For the years ended December 31, 2016 and 2015, there were no amounts reclassified to net investment income related to foreign currency swaps and the amount of net derivative gains (losses) which represented the ineffective portion of all cash flow hedges were not significant. For the year ended December 31, 2014, the amounts reclassified to net investment income related to foreign currency swaps and the amounts of net derivative gains (losses) which represented the ineffective portion of all cash flow hedges were not significant.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

   At December 31, 2016, the Company expected to reclassify $4 million of deferred net gains (losses) on derivatives in AOCI to earnings within the next 12 months.

Credit Derivatives

   In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the nonqualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $193 million and $213 million at December 31, 2016 and 2015, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps. At December 31, 2016 and 2015, the Company would have received $3 million and $1 million, respectively, to terminate all of these contracts.

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                    December 31,
                                    -----------------------------------------------------------------------------
                                                     2016                                   2015
                                    -------------------------------------- --------------------------------------
                                                  Maximum                                Maximum
                                    Estimated    Amount of                 Estimated    Amount of
                                    Fair Value     Future       Weighted   Fair Value     Future       Weighted
Rating Agency Designation of        of Credit  Payments under   Average    of Credit  Payments under   Average
Referenced                           Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                Swaps        Swaps      Maturity (2)   Swaps        Swaps      Maturity (2)
----------------------------        ---------- -------------- ------------ ---------- -------------- ------------
                                                                (Dollars in millions)
Baa
Single name credit default swaps
 (corporate).......................  $     --  $           --      --       $     --  $          20      0.5
Credit default swaps referencing
 indices...........................         3             193     5.0              1            193      5.0
                                     --------  --------------               --------  -------------
 Total.............................  $      3  $          193     5.0       $      1  $         213      4.6
                                     ========  ==============               ========  =============

-------------

            General American Life Insurance Company and Subsidiary

(1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), Standard & Poor's Global Ratings ("S&P") and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2) The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Credit Risk on Freestanding Derivatives

   The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

   The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set-off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

   The Company's OTC-cleared derivatives are effected through central clearing counterparties. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

   See Note 7 for a description of the impact of credit risk on the valuation of derivatives.

   The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                            December 31,
                                                             -----------------------------------------
                                                                     2016                 2015
                                                             -------------------  --------------------
Derivatives Subject to a Master Netting Arrangement or a
Similar Arrangement                                           Assets  Liabilities  Assets   Liabilities
------------------------------------------------------------ -------  ----------- --------  -----------
                                                                           (In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1)........................................... $   100    $    16   $    114   $     10
OTC-cleared (1).............................................       4         --          3         --
                                                             -------    -------   --------   --------
 Total gross estimated fair value of derivatives (1)........     104         16        117         10
Amounts offset on the consolidated balance sheets...........      --         --         --         --
                                                             -------    -------   --------   --------
 Estimated fair value of derivatives presented on the
   consolidated balance sheets (1)..........................     104         16        117         10
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral...............................................      (7)        (7)        (4)        (4)
OTC-cleared.................................................      --         --         --         --
Cash collateral: (3)
OTC-bilateral...............................................     (85)        --        (73)        --
OTC-cleared.................................................      (4)        --         (3)        --
Securities collateral: (4)
OTC-bilateral...............................................      (5)        (5)        (9)        (6)
OTC-cleared.................................................      --         --         --         --
                                                             -------    -------   --------   --------
 Net amount after application of master netting agreements
   and collateral........................................... $     3    $     4   $     28   $     --
                                                             =======    =======   ========   ========

-------------

            General American Life Insurance Company and Subsidiary

(1) At both December 31, 2016 and 2015, derivative assets included income or (expense) accruals reported in accrued investment income or in other liabilities of $2 million. At December 31, 2016 and 2015, derivative liabilities included (income) or expense accruals reported in accrued investment income or in other liabilities of ($1) million and $1 million, respectively.

(2) Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3) Cash collateral received is included in cash and cash equivalents, short-term investments or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet. The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2016 and 2015, the Company received excess cash collateral of $6 million and $0, respectively, which is not included in the table above due to the foregoing limitation. At both December 31, 2016 and 2015, the Company did not provide any excess cash collateral.

(4) Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2016 none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At
    December 31, 2016 and 2015, the Company received excess securities collateral with an estimated fair value of $8 million and $1 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At both December 31, 2016 and 2015, the Company did not provide any excess securities collateral for its OTC-bilateral derivatives. At both December 31, 2016 and 2015, the Company provided excess securities collateral with an estimated fair value of $5 million, for its OTC-cleared derivatives, which are not included in the table above due to the foregoing limitation.

   The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the estimated fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include financial strength-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the financial strength ratings of General American and/or the credit ratings of the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both General American and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

            General American Life Insurance Company and Subsidiary

   The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that General American would be required to provide if there was a one-notch downgrade in its financial strength rating at the reporting date or if its financial strength rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                                                                                           December 31,
                                                                                                     -------------------------
                                                                                                         2016         2015
                                                                                                     ------------ ------------
                                                                                                           (In millions)
Estimated Fair Value of Derivatives in a Net Liability Position (1)................................. $          9 $          6
Estimated Fair Value of Collateral Provided:
Fixed maturity securities........................................................................... $          5 $          6
Cash................................................................................................ $         -- $         --
Estimated Fair Value of Incremental Collateral Provided Upon:
One-notch downgrade in financial strength rating.................................................... $         -- $         --
Downgrade in financial strength rating to a level that triggers full overnight collateralization or
 termination of the derivative position............................................................. $          4 $         --

-------------
(1) After taking into consideration the existence of netting agreements.

Embedded Derivatives

   The Company issues certain products that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts are funds withheld on ceded reinsurance.

   The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                        December 31,
                                                                                 --------------------------
                                                         Balance Sheet Location      2016            2015
                                                       ------------------------  ------------    ------------
                                                                                        (In millions)
Embedded derivatives within liability host contracts:
Funds withheld on ceded reinsurance...................    Other liabilities..... $        (30)   $        (50)

   The following table presents changes in estimated fair value related to embedded derivatives:

                                           Years Ended December 31,
                                 -------------------------------------------
                                      2016           2015           2014
                                 --------------  ------------- -------------
                                                (In millions)
  Net derivative gains (losses). $          (19) $          80 $          (8)

            General American Life Insurance Company and Subsidiary

7. Fair Value

   When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

   Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

   Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

            General American Life Insurance Company and Subsidiary

Recurring Fair Value Measurements

   The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented below at:

                                                                          December 31, 2016
                                                          ------------------------------------------------
                                                                 Fair Value Hierarchy
                                                          ----------------------------------
                                                                                                 Total
                                                                                               Estimated
                                                           Level 1     Level 2      Level 3    Fair Value
                                                          ---------- ------------ ----------  ------------
                                                                            (In millions)
Assets
Fixed maturity securities:
U.S. corporate........................................... $       -- $      2,940 $      182  $      3,122
Foreign corporate........................................         --        1,162        203         1,365
Foreign government.......................................         --        1,171         38         1,209
U.S. government and agency...............................        523          259         --           782
RMBS.....................................................         --          600         94           694
CMBS.....................................................         --          319          5           324
ABS......................................................         --          168         12           180
State and political subdivision..........................         --          132         --           132
                                                          ---------- ------------ ----------  ------------
  Total fixed maturity securities........................        523        6,751        534         7,808
                                                          ---------- ------------ ----------  ------------
Equity securities........................................         18           35         --            53
Short-term investments...................................         61          108         --           169
Derivative assets: (1)
Interest rate............................................         --           44         --            44
Foreign currency exchange rate...........................         --           54         --            54
Credit...................................................         --            4         --             4
                                                          ---------- ------------ ----------  ------------
  Total derivative assets................................         --          102         --           102
                                                          ---------- ------------ ----------  ------------
Separate account assets (2)..............................         23          801         --           824
                                                          ---------- ------------ ----------  ------------
  Total assets........................................... $      625 $      7,797 $      534  $      8,956
                                                          ========== ============ ==========  ============
Liabilities
Derivative liabilities: (1)
Interest rate............................................ $       -- $          6 $       --  $          6
Foreign currency exchange rate...........................         --           11         --            11
Credit...................................................         --           --         --            --
                                                          ---------- ------------ ----------  ------------
  Total derivative liabilities...........................         --           17         --            17
                                                          ---------- ------------ ----------  ------------
Embedded derivatives within liability host contracts (3).         --           --        (30)          (30)
                                                          ---------- ------------ ----------  ------------
  Total liabilities...................................... $       -- $         17 $      (30) $        (13)
                                                          ========== ============ ==========  ============

            General American Life Insurance Company and Subsidiary

                                                                            December 31, 2015
                                                          ----------------------------------------------------
                                                                   Fair Value Hierarchy
                                                          --------------------------------------
                                                                                                             Total
                                                                                                           Estimated
                                                            Level 1         Level 2          Level 3       Fair Value
                                                          ------------    ------------    ------------    ------------
                                                                              (In millions)
Assets
Fixed maturity securities:
U.S. corporate........................................... $         --    $      2,644    $        153    $      2,797
Foreign corporate........................................           --           1,116             132           1,248
Foreign government.......................................           --             953             147           1,100
U.S. government and agency...............................          505             295              --             800
RMBS.....................................................           --             777              86             863
CMBS.....................................................           --             332               5             337
ABS......................................................           --             183               9             192
State and political subdivision..........................           --             121               2             123
                                                          ------------    ------------    ------------    ------------
  Total fixed maturity securities........................          505           6,421             534           7,460
                                                          ------------    ------------    ------------    ------------
Equity securities........................................           18              40              --              58
Short-term investments...................................           11             213               2             226
Derivative assets: (1)
Interest rate............................................           --              51              --              51
Foreign currency exchange rate...........................           --              63              --              63
Credit...................................................           --               1              --               1
                                                          ------------    ------------    ------------    ------------
  Total derivative assets................................           --             115              --             115
                                                          ------------    ------------    ------------    ------------
Separate account assets (2)..............................           78             761              --             839
                                                          ------------    ------------    ------------    ------------
  Total assets........................................... $        612    $      7,550    $        536    $      8,698
                                                          ============    ============    ============    ============
Liabilities
Derivative liabilities: (1)
Interest rate............................................ $         --    $          9    $         --    $          9
Foreign currency exchange rate...........................           --              --              --              --
Credit...................................................           --              --              --              --
                                                          ------------    ------------    ------------    ------------
  Total derivative liabilities...........................           --               9              --               9
                                                          ------------    ------------    ------------    ------------
Embedded derivatives within liability host contracts (3).           --              --             (50)            (50)
                                                          ------------    ------------    ------------    ------------
  Total liabilities...................................... $         --    $          9    $        (50)   $        (41)
                                                          ============    ============    ============    ============

-------------
(1) Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets.

(2) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(3) Embedded derivatives within liability host contracts are presented within other liabilities on the consolidated balance sheets.

            General American Life Insurance Company and Subsidiary

   The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

  Investments

   Valuation Controls and Procedures

      On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third-party pricing providers and the controls and procedures to evaluate third-party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of the Board of Directors of MetLife, Inc. regarding compliance with fair value accounting standards.

      The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent less than 1% of the total estimated fair value of fixed maturity securities at December 31, 2016.

      The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

   Securities and Short-term Investments

      When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

            General American Life Insurance Company and Subsidiary

      When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

            General American Life Insurance Company and Subsidiary

      The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

Instrument                       Level 2                                            Level 3
                            Observable Inputs                                 Unobservable Inputs
-----------------------------------------------------------------------------------------------------------------
Fixed Maturity Securities
-----------------------------------------------------------------------------------------------------------------
 U.S. corporate and Foreign corporate securities
-----------------------------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the market and   Valuation Techniques: Principally the market
            income approaches.                                 approach.
            Key Inputs:                                        Key Inputs:
            . quoted prices in markets that are not active     . illiquidity premium
            . benchmark yields; spreads off benchmark yields;  . delta spread adjustments to reflect specific
              new issuances; issuer rating                       credit-related issues
            . trades of identical or comparable securities;
              duration                                         . credit spreads
            . Privately-placed securities are valued using     . quoted prices in markets that are not active
              the additional key inputs:                         for identical or similar securities that are
              . market yield curve; call provisions              less liquid and based on lower levels of
              . observable prices and spreads for similar        trading activity than securities classified in
                public or private securities that incorporate    Level 2
                the credit quality and industry sector of the  . independent non-binding broker quotations issuer
              . delta spread adjustments to reflect specific
                credit-related issues
-----------------------------------------------------------------------------------------------------------------
 Foreign government, U.S. government and agency and State and political subdivision securities
-----------------------------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the market       Valuation Techniques: Principally the market
            approach.                                          approach.
            Key Inputs:                                        Key Inputs:
            . quoted prices in markets that are not active     . independentnon-binding broker quotations
                                                               . quoted prices in markets that are not active
            . benchmark U.S. Treasury yield or other yields      for identical or similar securities that are
            . the spread off the U.S. Treasury yield curve       less liquid and based on lower levels of
              for the identical security                         trading activity than securities classified in
            . issuer ratings and issuer spreads;                 Level 2
              broker-dealer quotes                             . credit spreads
            . comparable securities that are actively traded
-----------------------------------------------------------------------------------------------------------------
 Structured Securities
-----------------------------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the market and   Valuation Techniques: Principally the market and
            income approaches.                                 income approaches.
            Key Inputs:                                        Key Inputs:
            . quoted prices in markets that are not active     . credit spreads
            . spreads for actively traded securities; spreads  . quoted prices in markets that are not active
              off benchmark yields                               for identical or similar securities that are
            . expected prepayment speeds and volumes             less liquid and based on lower levels of
            . current and forecasted loss severity; ratings;     trading activity than securities classified in
              geographic region                                  Level 2
            . weighted average coupon and weighted average     . independent non-binding broker quotations
              maturity
            . average delinquency rates; debt-service
              coverage ratios
            . issuance-specific information, including, but
              not limited to:
              . collateral type; structure of the security;
                vintage of the loans
              . payment terms of the underlying assets
              . payment priority within the tranche; deal
                performance
-----------------------------------------------------------------------------------------------------------------
Equity Securities
-----------------------------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the market
            approach.                                          . N/A
            Key Input:
            . quoted prices in markets that are not
              considered active
-----------------------------------------------------------------------------------------------------------------
Short-term investments
-----------------------------------------------------------------------------------------------------------------
            . Short-term investments are of a similar nature   . Short-term investments are of a similar nature
              and class to the fixed maturity and equity         and class to the fixed maturity and equity
              securities described above; accordingly, the       securities described above; accordingly, the
              valuation techniques and observable inputs used    valuation techniques and unobservable inputs
              in their valuation are also similar to those       used in their valuation are also similar to
              described above.                                   those described above.
-----------------------------------------------------------------------------------------------------------------
Separate Account Assets (1)
-----------------------------------------------------------------------------------------------------------------
 Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
-----------------------------------------------------------------------------------------------------------------
            Key Input:                                         . N/A
            . quoted prices or reported NAV provided by the
              fund managers

-------------

            General American Life Insurance Company and Subsidiary

    (1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, short-term investments and cash and cash equivalents.

  Derivatives

     The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

     The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

     Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

   Freestanding Derivatives Valuation Techniques and Key Inputs:

      Level 2 includes all types of derivatives utilized by the Company.

      Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques. Key inputs are as follows:

             Instrument                            Interest Rate                    Foreign Currency               Credit
                                                                                      Exchange Rate
---------------------------------------------------------------------------------------------------------------------------------
Inputs common to Level 2 by            . swap yield curves                    . swap yield curves            . swap yield curves
 instrument type                       . basis curves                         . basis curves                 . credit curves
                                                                              . currency spot rates          . recovery rates
                                                                              . cross currency basis curves

  Embedded Derivatives

     Embedded derivatives are included within funds withheld related to certain ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

            General American Life Insurance Company and Subsidiary

     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   Embedded Derivatives Within Liability Host Contracts

     Level 3 Valuation Techniques and Key Inputs:

       Embedded derivatives within funds withheld related to certain ceded reinsurance

          These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

  Transfers between Levels

     Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

   Transfers between Levels 1 and 2:

      There were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at both December 31, 2016 and 2015.

   Transfers into or out of Level 3:

      Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

  Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

     The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

                                                                           December 31, 2016
                                                                       -------------------------

                                                    Significant                               Weighted
                          Valuation Techniques   Unobservable Inputs       Range             Average (1)
                          --------------------  ---------------------- -------------         -----------
Fixed maturity
 securities (3)
U.S. corporate and
 foreign corporate....... . Matrix pricing       . Offered quotes (4)   94      -    126        106
                                                 . Delta spread
                                                   adjustments (5)
                          . Market pricing       . Quoted prices (4)     6      -    305        195
                          ------------------------------------------------------------------------------
Foreign government....... . Consensus pricing    . Offered quotes (4)   117     -    117        117
                          ------------------------------------------------------------------------------
RMBS..................... . Market pricing       . Quoted prices (4)    61      -    137         91
                          ------------------------------------------------------------------------------
ABS...................... . Market pricing       . Quoted prices (4)    99      -    100         99
                          ------------------------------------------------------------------------------

                              December 31, 2015
                          -------------------------            Impact of
                                                            Increase in Input
                                                 Weighted    on Estimated
                              Range             Average (1)  Fair Value (2)
                          -------------         ----------- -----------------
Fixed maturity
 securities (3)
U.S. corporate and
 foreign corporate.......                                       Increase

                          (20)     -    190         32          Decrease
                            6      -    285         187         Increase
                          -----------------------------------
Foreign government.......  117     -    161         145         Increase
                          -----------------------------------
RMBS.....................  57      -    121         90        Increase (6)
                          -----------------------------------
ABS......................  100     -    101         100       Increase (6)
                          -----------------------------------

-------------

            General American Life Insurance Company and Subsidiary

(1) The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

(2) The impact of a decrease in input would have the opposite impact on estimated fair value.

(3) Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4) Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(5)  Range and weighted average are presented in basis points.

(6) Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

     The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, including embedded derivatives within funds withheld related to certain ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table.

            General American Life Insurance Company and Subsidiary

     The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                  Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                               ----------------------------------------------------------------------------
                                           Fixed Maturity Securities
                               ------------------------------------------------
                                                                           State and
                                               Foreign      Structured     Political  Short-term     Net Embedded
                               Corporate (1)  Government    Securities    Subdivision Investments   Derivatives (2)
                               -------------  ----------    ----------    ----------- -----------   ---------------
                                                               (In millions)
Balance, January 1, 2015......  $       247   $      137    $      121    $       --  $        2      $      (30)
Total realized/unrealized
 gains (losses) included in
 net income (loss) (3) (4)....            3            1             3            --          --              80
Total realized/unrealized
 gains (losses) included in
 AOCI.........................          (10)           9            (2)           --          --              --
Purchases (5).................           62           --            22             2           2              --
Sales (5).....................          (15)          --           (23)           --          --              --
Issuances (5).................           --           --            --            --          --              --
Settlements (5)...............           --           --            --            --          --              --
Transfers into Level 3 (6)....           12           --            --            --          --              --
Transfers out of Level 3 (6)..          (14)          --           (21)           --          (2)             --
                                -----------   ----------    ----------    ----------  ----------      ----------
Balance, December 31, 2015....          285          147           100             2           2              50
Total realized/unrealized
 gains (losses) included in
 net income (loss) (3) (4)....            2           --             3            --          --             (20)
Total realized/unrealized
 gains (losses) included in
 AOCI.........................            7           --             1            --          --              --
Purchases (5).................          106           --            29            --          --              --
Sales (5).....................          (10)          --           (14)           --          --              --
Issuances (5).................           --           --            --            --          --              --
Settlements (5)...............           --           --            --            --          --              --
Transfers into Level 3 (6)....           25           --            --            --          --              --
Transfers out of Level 3 (6)..          (30)        (109)           (8)           (2)         (2)             --
                                -----------   ----------    ----------    ----------  ----------      ----------
Balance, December 31, 2016....  $       385   $       38    $      111    $       --  $       --      $       30
                                ===========   ==========    ==========    ==========  ==========      ==========
Changes in unrealized gains
 (losses) included in net
 income (loss) for the
 instruments still held
 at December 31, 2014 (7).....  $         1   $       --    $        1    $       --  $       --      $       (8)
                                ===========   ==========    ==========    ==========  ==========      ==========
Changes in unrealized gains
 (losses) included in net
 income (loss) for the
 instruments still held
 at December 31, 2015: (7)....  $         1   $        1    $        3    $       --  $       --      $       80
                                ===========   ==========    ==========    ==========  ==========      ==========
Changes in unrealized gains
 (losses) included in net
 income (loss) for the
 instruments still held
 at December 31, 2016: (7)....  $         2   $       --    $        2    $       --  $       --      $      (19)
                                ===========   ==========    ==========    ==========  ==========      ==========
Gains (Losses) Data for the
 year ended December 31, 2014.
Total realized/unrealized
 gains (losses) included in
 net income (loss) (3) (4)....  $         1   $       --    $        2    $       --  $       --      $       (8)
Total realized/unrealized
 gains (losses) included in
 AOCI.........................  $         6   $        6    $        2    $       --  $       --      $       --

------------

(1) Comprised of U.S. and foreign corporate securities.

(2) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(3) Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income
    (loss) for net embedded derivatives are reported in net derivatives gains (losses).

            General American Life Insurance Company and Subsidiary

(4) Interest accruals, as well as cash interest coupons received, are excluded from the rollforward.

(5) Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(6) Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(7) Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).

Fair Value of Financial Instruments Carried at Other Than Fair Value

   The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                               December 31, 2016
                                             ------------------------------------------------------
                                                                 Fair Value Hierarchy
                                                           --------------------------------            Total
                                              Carrying                                               Estimated
                                               Value        Level 1       Level 2       Level 3      Fair Value
                                             ----------    ----------    ----------    ----------    ----------
                                                                 (In millions)
Assets
Mortgage loans.............................. $      857    $       --    $       --    $      870    $      870
Policy loans................................ $    1,680    $       --    $       45    $    2,090    $    2,135
Other invested assets....................... $      103    $       --    $      110    $       --    $      110
Premiums, reinsurance and other receivables. $      353    $       --    $       28    $      329    $      357
Liabilities
Policyholder account balances............... $    1,718    $       --    $       --    $    1,891    $    1,891
Long-term debt.............................. $      104    $       --    $      126    $       --    $      126
Other liabilities........................... $        4    $       --    $        4    $       --    $        4
Separate account liabilities................ $       56    $       --    $       56    $       --    $       56

            General American Life Insurance Company and Subsidiary

                                                               December 31, 2015
                                             ------------------------------------------------------
                                                                 Fair Value Hierarchy
                                                           --------------------------------
                                                                                                       Total
                                              Carrying                                               Estimated
                                               Value        Level 1       Level 2       Level 3      Fair Value
                                             ----------    ----------    ----------    ----------    ----------
                                                                 (In millions)
Assets
Mortgage loans.............................. $      921    $       --    $       --    $      955    $      955
Policy loans................................ $    1,732    $       --    $       45    $    2,161    $    2,206
Other invested assets....................... $      104    $       --    $      113    $       --    $      113
Premiums, reinsurance and other receivables. $      297    $       --    $        1    $      314    $      315
Liabilities
Policyholder account balances............... $    1,816    $       --    $       --    $    1,956    $    1,956
Long-term debt.............................. $      104    $       --    $      131    $       --    $      131
Other liabilities........................... $        5    $       --    $        5    $       --    $        5
Separate account liabilities................ $       57    $       --    $       57    $       --    $       57

   The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

  Mortgage Loans

     The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

  Policy Loans

     Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk, as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Other Invested Assets

     These other invested assets are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

  Premiums, Reinsurance and Other Receivables

     Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements and amounts receivable for securities sold but not yet settled.

     Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

     The amounts due for securities sold, classified within Level 2, are generally received over short periods such that the estimated fair value approximates carrying value.

            General American Life Insurance Company and Subsidiary

  Policyholder Account Balances

     These policyholder account balances include investment contracts which primarily include certain funding agreements, fixed deferred annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

  Long-term Debt

     The estimated fair value of long-term debt is principally determined using market standard valuation methodologies. Valuations of instruments are based primarily on quoted prices in markets that are not active or using matrix pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, observable prices and spreads for similar publicly traded or privately traded issues.

  Other Liabilities

     Other liabilities consist primarily of interest payable. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

  Separate Account Liabilities

     Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

     Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

8. Long-term Debt

   The Company's long-term debt is comprised of a surplus note with a fixed rate of 7.63% due January 2024. The outstanding balance of the surplus note was $104 million at both December 31, 2016 and 2015.

   Payments of interest and principal on the Company's surplus note are subordinate to all other obligations and may be made only with the prior approval of the insurance department of the state of domicile.

   Interest expense related to the surplus note, included in other expenses, was $9 million for each of the years ended December 31, 2016, 2015 and 2014.

Letters of Credit

   The Company had access to credit facilities from various banks indirectly through letters of credit available to MetLife, Inc. for the benefit of the Company and certain other affiliates of MetLife, Inc. These facilities were used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees associated with letters of credit were $2 million for both the years ended December 31, 2016 and 2015, and were included in other expenses. There were no fees associated with letters of credit for the year ended December 31, 2014. At December 31, 2016, the Company had $265 million in letters of credit outstanding.

            General American Life Insurance Company and Subsidiary

9. Equity

Statutory Equity and Income

   The state of domicile of General American imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("CAL RBC"). The CAL RBC ratio for General American was in excess of 500% for all periods presented.

   General American prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the Missouri Department of Insurance. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of General American.

   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by General American are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

   The tables below present amounts from General American, which are derived from the statutory-basis financial statements as filed with the Missouri Department of Insurance.

   Statutory net income (loss) was as follows:

                                                                  Years Ended December 31,
                                                             -----------------------------------
 Company                                   State of Domicile    2016        2015        2014
----------------------------------------- ------------------ ----------- ----------- -----------
                                                                        (In millions)
 General American Life Insurance Company.      Missouri      $       (2) $       204 $       129

   Statutory capital and surplus was as follows at:

                                                      December 31,
                                                 -----------------------
        Company                                     2016        2015
       ----------------------------------------- ----------- -----------
                                                      (In millions)
        General American Life Insurance Company. $       923 $       983

Dividend Restrictions

   The table below sets forth the dividends permitted to be paid by General American to MetLife, Inc. without insurance regulatory approval and dividends paid:

                                                2017           2016        2015
                                          ----------------- ----------- -----------
                                          Permitted Without
 Company                                    Approval (1)       Paid        Paid
----------------------------------------- ----------------- ----------- -----------
                                                        (In millions)
 General American Life Insurance Company.   $            91 $        -- $        --

            General American Life Insurance Company and Subsidiary

-------------

(1) Reflects dividend amounts that may be paid during 2017 without prior regulatory approval. However, because dividend tests may be based on dividends previously paid over a rolling 12-month period, if paid before a specified date during 2017, some or all of such dividends may require regulatory approval.

   Under Missouri State Insurance Law, General American is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife, Inc. as long as the amount of such dividend when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). General American will be permitted to pay a dividend to MetLife, Inc. in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

Accumulated Other Comprehensive Income (Loss)

   Information regarding changes in the balances of each component of AOCI was as follows:

                                             Unrealized                            Foreign      Defined
                                          Investment Gains    Unrealized Gains    Currency      Benefit
                                          (Losses), Net of      (Losses) on      Translation     Plans
                                         Related Offsets (1)    Derivatives      Adjustments   Adjustment     Total
                                         -------------------  ----------------  ------------  -----------  -----------
                                                                         (In millions)
Balance at December 31, 2013............       $         373      $         (4) $         (9) $        (7) $       353
OCI before reclassifications............                 201                 6            (3)          (3)         201
Deferred income tax benefit (expense)...                 (71)               (2)            1            1          (71)
                                         -------------------  ----------------  ------------  -----------  -----------
  AOCI before reclassifications, net of
   income tax...........................                 503                --           (11)          (9)         483
Amounts reclassified from AOCI..........                 (11)                2            --           (1)         (10)
Deferred income tax benefit (expense)...                   4                (1)           --            1            4
                                         -------------------  ----------------  ------------  -----------  -----------
  Amounts reclassified from AOCI, net
   of income tax........................                  (7)                1            --           --           (6)
                                         -------------------  ----------------  ------------  -----------  -----------
Balance at December 31, 2014............                 496                 1           (11)          (9)         477
OCI before reclassifications............                (471)               18            (3)          --         (456)
Deferred income tax benefit (expense)...                 164                (7)            3           --          160
                                         -------------------  ----------------  ------------  -----------  -----------
  AOCI before reclassifications, net of
   income tax...........................                 189                12           (11)          (9)         181
Amounts reclassified from AOCI..........                  (2)               --            --            1           (1)
Deferred income tax benefit (expense)...                   1                --            --           --            1
                                         -------------------  ----------------  ------------  -----------  -----------
  Amounts reclassified from AOCI, net
   of income tax........................                  (1)               --            --            1           --
                                         -------------------  ----------------  ------------  -----------  -----------
Balance at December 31, 2015............                 188                12           (11)          (8)         181
OCI before reclassifications............                  79                 7            (2)          (1)          83
Deferred income tax benefit (expense)...                 (28)               (2)           --           --          (30)
                                         -------------------  ----------------  ------------  -----------  -----------
  AOCI before reclassifications, net of
   income tax...........................                 239                17           (13)          (9)         234
Amounts reclassified from AOCI..........                   8                --            --            1            9
Deferred income tax benefit (expense)...                  (2)               --            --           --           (2)
                                         -------------------  ----------------  ------------  -----------  -----------
  Amounts reclassified from AOCI, net
   of income tax........................                   6                --            --            1            7
                                         -------------------  ----------------  ------------  -----------  -----------
Balance at December 31, 2016............       $         245      $         17  $        (13) $        (8) $       241
                                         ===================  ================  ============  ===========  ===========

-------------

(1) See Note 5 for information on offsets to investments related to future policy benefits and DAC and VOBA.

            General American Life Insurance Company and Subsidiary

   Information regarding amounts reclassified out of each component of AOCI was as follows:

                                                                                                    Consolidated Statements of
 AOCI Components                                             Amounts Reclassified from AOCI             Operations Locations
--------------------------------------------------------- ------------------------------------     ------------------------------
                                                                Years Ended December 31,
                                                          ------------------------------------
                                                              2016          2015         2014
                                                          -----------   -----------   ----------
                                                                      (In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)................. $        (7)  $         3   $        5   Net investment gains (losses)
Net unrealized investment gains (losses).................          --            --            2   Net investment income
Net unrealized investment gains (losses).................          (1)           (1)           4   Net derivative gains (losses)
                                                          -----------   -----------   ----------
 Net unrealized investment gains (losses), before income
  tax....................................................          (8)            2           11
Income tax (expense) benefit.............................           2            (1)          (4)
                                                          -----------   -----------   ----------
 Net unrealized investment gains (losses), net of income
  tax....................................................          (6)            1            7
                                                          -----------   -----------   ----------
Unrealized gains (losses) on derivatives - cash flow
 hedges:
Foreign currency swaps...................................          --            --           (2)  Net derivative gains (losses)
                                                          -----------   -----------   ----------
 Gains (losses) on cash flow hedges, before income
  tax....................................................          --            --           (2)
 Income tax (expense) benefit............................          --            --            1
                                                          -----------   -----------   ----------
 Gains (losses) on cash flow hedges, net of income
  tax....................................................          --            --           (1)
                                                          -----------   -----------   ----------
Defined benefit plans adjustment: (1)
Amortization of net actuarial gains (losses).............          (1)           (1)          (1)
Amortization of prior service (costs) credit.............          --            --            2
                                                          -----------   -----------   ----------
 Amortization of defined benefit plan items, before
  income tax.............................................          (1)           (1)           1
Income tax (expense) benefit.............................          --            --           (1)
                                                          -----------   -----------   ----------
  Amortization of defined benefit plan items, net of
   income tax............................................          (1)           (1)          --
                                                          -----------   -----------   ----------
  Total reclassifications, net of income tax............. $        (7)  $        --   $        6
                                                          ===========   ===========   ==========

-------------

(1) These AOCI components are included in the computation of net periodic benefit costs.

            General American Life Insurance Company and Subsidiary

10. Other Expenses

   Information on other expenses was as follows:

                                             Years Ended December 31,
                                        ----------------------------------
                                           2016        2015        2014
                                        ----------  ----------  ----------
                                                   (In millions)
    Commissions........................ $      144  $      157  $      156
    Interest expense on funds withheld.         19          19          20
    Capitalization of DAC..............       (128)       (143)       (142)
    Amortization of DAC and VOBA.......         81          76          52
    Interest expense on debt...........          9           9           9
    Premium taxes, licenses and fees...          4           6           7
    Other..............................         14          29          14
                                        ----------  ----------  ----------
     Total other expenses.............. $      143  $      153  $      116
                                        ==========  ==========  ==========

Capitalization of DAC and Amortization of DAC and VOBA

   See Note 3 for additional information on DAC and VOBA including impacts of capitalization and amortization.

Affiliated Expenses

   Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 4 and 13 for a discussion of affiliated expenses included in the table above.

11. Income Tax

   The provision for income tax was as follows:

                                                  Years Ended December 31,
                                              --------------------------------
                                                 2016       2015       2014
                                              ----------  --------- ----------
                                                       (In millions)
  Current:
  Federal.................................... $       18  $       7 $       40
  Foreign....................................         --         20         12
                                              ----------  --------- ----------
  Subtotal...................................         18         27         52
                                              ==========  ========= ==========
  Deferred:
  Federal....................................        (38)        76         10
                                              ----------  --------- ----------
  Provision for income tax expense (benefit). $      (20) $     103 $       62
                                              ==========  ========= ==========

            General American Life Insurance Company and Subsidiary

   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                   Years Ended December 31,
                                             ------------------------------------
                                                 2016         2015        2014
                                             -----------  -----------  ----------
                                                         (In millions)
Tax provision at U.S. statutory rate........ $        (6) $       104  $       66
Tax effect of:..............................
Tax-exempt income...........................          (5)          --          (3)
Prior year tax..............................          (8)          --          --
Dividend received deduction.................          (1)          (1)         (1)
                                             -----------  -----------  ----------
 Provision for income tax expense (benefit). $       (20) $       103  $       62
                                             ===========  ===========  ==========

   Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                       December 31,
                                                  ----------------------
                                                     2016        2015
                                                  ----------  ----------
                                                       (In millions)
       Deferred income tax assets:
       Tax credit carryforwards.................. $       55  $       44
       Policyholder liabilities and receivables..         45          47
       Employee benefits.........................         12          13
       Investments, including derivatives........         71          22
                                                  ----------  ----------
       Total deferred income tax assets..........        183         126
                                                  ----------  ----------
       Deferred income tax liabilities:
       Net unrealized investment gains...........        141         109
       DAC.......................................        131         121
       Intangibles...............................         17          17
       Other.....................................         11           1
                                                  ----------  ----------
       Total deferred income tax liabilities.....        300         248
                                                  ----------  ----------
       Net deferred income tax asset (liability). $     (117) $     (122)
                                                  ==========  ==========

   Tax credit carryforwards of $57 million at December 31, 2016 will expire beginning in 2022.

   The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to
(from) affiliates included ($1) million and ($6) million for the years ended December 31, 2016 and 2015, respectively.

   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. The Company is no longer subject to U.S. federal, state, or local income tax examinations in major taxing jurisdictions for years prior to 2007, except for 2006 where the IRS disallowance relates to policyholder liability deductions and the Company is engaged with IRS Appeals. Management believes it has established adequate tax liabilities and final resolution for the year 2006 is not expected to have a material impact on the Company's consolidated financial statements.

            General American Life Insurance Company and Subsidiary

   The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   Unrecognized tax benefits were $7 million for each of the years ended December 31, 2016, 2015 and 2014. Unrecognized tax benefits, that if recognized, would impact the effective rate were $7 million for each of the years ended December 31, 2016, 2015 and 2014.

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

   The Company had no interest recognized on the consolidated statements of operations for each of the years ended December 31, 2016, 2015 and 2014. The Company had $2 million of interest included in other liabilities on the consolidated balance sheets at both December 31, 2016 and 2015.

   The Company had no penalties for the years ended December 31, 2016, 2015 and 2014.

   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. The Company recognized an income tax benefit of $1 million related to the separate account DRD for each of the years ended December 31, 2016, 2015 and 2014.

12. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

   Unclaimed Property Litigation

      On January 9, 2013, the West Virginia Treasurer filed an action against General American in West Virginia state court (West Virginia ex. rel. John
   D. Perdue v. General American Life Insurance Company, Circuit County Court of Putnam County, Civil Action No. 12-C-433), alleging that General American violated the West Virginia Uniform Unclaimed Property Act ("Act"), seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On January 31, 2017, General American entered into a settlement agreement resolving this action.

   Sales Practices Claims

      The Company and certain of its affiliates have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Regulatory authorities in a small number of states and the Financial Industry Regulatory Authority, and occasionally the U.S. Securities and Exchange Commission, have also conducted investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by the Company. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner.

            General American Life Insurance Company and Subsidiary

   Summary

      Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor, and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

      It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular annual periods.

  Insolvency Assessments

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

     Assets and liabilities held for insolvency assessments were as follows:

                                                                           December 31,
                                                                       ---------------------
                                                                          2016       2015
                                                                       ---------- ----------
                                                                           (In millions)
Other Assets:
Premium tax offset for future discounted and undiscounted assessments. $        4 $        4
Premium tax offsets currently available for paid assessments..........         --          1
                                                                       ---------- ----------
Total................................................................. $        4 $        5
                                                                       ========== ==========
Other Liabilities:
Insolvency assessments................................................ $        5 $        5
                                                                       ========== ==========

Commitments

  Mortgage Loan Commitments

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $19 million and $6 million at December 31, 2016 and 2015, respectively.

  Commitments to Fund Partnership Investments, Bank Credit Facilities and Private Corporate Bond Investments

     The Company commits to fund partnership investments and to lend funds under bank credit facilities and private corporate bond investments. The amounts of these unfunded commitments were $160 million and $162 million at December 31, 2016 and 2015, respectively.

            General American Life Insurance Company and Subsidiary

Guarantees

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation of less than $1 million, with a cumulative maximum of less than $1 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   The Company had no liability for indemnities, guarantees and commitments at both December 31, 2016 and 2015.

13. Related Party Transactions

Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $29 million, $31 million and $47 million for the years ended December 31, 2016, 2015 and 2014, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $1 million, $2 million and $2 million for the years ended December 31, 2016, 2015 and 2014, respectively. Revenues received from affiliates related to these agreements, recorded in other revenues, were $1 million, $2 million and $1 million for the years ended December 31, 2016, 2015 and 2014, respectively.

   The Company had net receivables from affiliates, related to the items discussed above, of $5 million and $7 million at December 31, 2016 and 2015, respectively.

   See Notes 4 and 5 for additional information on related party transactions.

14. Subsequent Event

   The Company has evaluated events subsequent to December 31, 2016, through April 18, 2017, which is the date these consolidated financial statements were available to be issued, and has determined there are no material subsequent events requiring adjustment to or disclosure in the consolidated financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                     PART C



                               OTHER INFORMATION


Item 26. Exhibits

(a)    Board of Directors Resolutions.

1) Resolution of the Board of Directors of Metropolitan Life Insurance Company effecting the establishment of Paragon Separate Account A (Incorporated herein by reference to the Registrant's Registration Statement on Form N-6 (File No. 333-133674) filed on May 1, 2006.)

2) Resolution adopted by the Board of Directors of Paragon Life Insurance Company authorizing the establishment of Separate Account A of Paragon Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Paragon Separate Account C's Registration Statement on Form S-6 (File No. 033-67970) filed on April 28, 2000.)

(b)    Custodian Agreements. Not applicable.

(c)    Underwriting Contracts.

1) Principal Underwriting Agreement with MLIDC (Incorporated herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account B's Registration Statement on Form N-6 (File No. 333-133675) filed on January 16, 2008.)

2) Forms of Sales Agreements (Incorporated herein by reference to Post-Effective No. 3 to the Registrant's Registration Statement on Form N-6 (File No. 333-133674) filed April 21, 2009.)


           a)   Walnut Street Securities Selling Agreement (10/1/93-5/1/02)


           b)   General American Distributors Sales Agreement #2
                (5/1/02-12/14/04)


           c)   General American Distributors Sales Agreement #3
                (5/1/02-12/14/04)


           d) MetLife Investors Distribution Company Sales Agreement (12/14/04- 6/1/05)


           e)   Metropolitan Life Retail Sales Agreement (6/1/05-5/1/07)


           f) MetLife Investors Distribution Company Sales Agreement (5/1/07 to present)

3) Schedule of Differences in Sales Agreements (Incorporated herein by reference to Post-Effective No. 3 to the Registrant's Registration Statement on Form N-6 (File No. 333-133674) filed April 21, 2009.)

4) Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated February 2010. (Incorporated herein by reference to Post-Effective Amendment No. 14 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716) filed April 13, 2010.)

5) Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated September 2012 (Incorporated herein by reference to Post-Effective Amendment No. 27 to Metropolitan Life Separate Account UL's Registration Statement on Form N-6 (File No. 033-47927) filed April 11, 2013.)

(d) Contracts. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form S-6 (File No. 033-18341), filed on April 28, 2000.)


     1)    Form of Group Contract: (30010)


     2)    Proposed Form of Individual Policy and Policy Riders: (3082600)


     3)    Proposed Form of Certificate and Certificate Riders: (3080800)

(e) Applications. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form S-6 (File No. 033-18341), filed on April 28, 2000.)


     1)    Form of Application for Group Contract (10914)


     2) Form of Application for Employee Insurance (Guaranteed Issue) (Group Contract 10915)


     3) Form of Application for Employee Insurance (Simplified Issue) (Group Contract 10921, 10920)


     4)    Form of Application for Spouse Insurance (Group Contract 10917)

     5) Form of Application for Employee Insurance Guaranteed Issue (Individual Policy 10352, 33100)


     6) Form of Application for Employee Insurance (Simplified Issue) (Individual Policy 10357)


     7)    Form of Application for Spouse Insurance (Individual Policy 10354)

     8)    Form of Application Supplement (33116)

(f)        Depositor's Certificate of Incorporation and By-Laws.

1) Restated Charter and By-laws of Metropolitan Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to Metropolitan Life Separate Account UL's Registration Statement on Form S-6 (File No. 333-40161) filed on April 6, 2000.)


2) Amended and Restated Charter and By-laws of Metropolitan Life Insurance Company (Incorporated herein by reference to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716) filed on March 5, 2002.)


3) Amended and Restated By-Laws of Metropolitan Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account B's Registration Statement on Form N-6 (File No. 333-133675) filed on January 16, 2008.)


(4) Amended and Restated Bylaws of Metropolitan Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E's Registration Statement on
       Form N-4 (File No. 333-176654) filed April 12, 2017.)


(g) Reinsurance Contracts. (Incorporated herein by reference to Post-Effective Amendment No. 17 to Paragon Separate Account B's Registration Statement on Form N-6 (File No. 033-58796) filed on April 30, 2003.)

(h)    Participation Agreements.

1) Participation Agreement with American Variable Insurance Series (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form S-6 (File No. 033-18341), filed on April 28, 2000).


2) Participation Agreement with MFS Variable Insurance Trust (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D's Registration Statement on Form S-6 (File No. 333-80393) filed September 1, 1999.)


(a) Amendment to the Participation Agreement with MFS Variable Insurance Trust authorizing use by Separate Account A (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form S-6 (File No. 033-18341) filed on April 28, 2000.)


3) Participation Agreement with Scudder Variable Series I (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D's Registration Statement on Form S-6 (File No. 333-80393) filed on September 1, 1999.)


4) Participation Agreement with T. Rowe Price Equity Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to Paragon Separate Account C's Registration Statement on Form S-6 (File No. 033-67970) filed on April 28, 2000.)

5) Participation Agreement with T. Rowe Price Fixed Income Securities, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form S-6 (File No. 033-18341) filed on April 28, 2000.)

6) Participation Agreement with Metropolitan Series Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 9 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716) filed on September 10, 2007.)

7) Participation Agreement with Met Investors Series Trust (Incorporated herein by reference to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716) filed on March 5, 2002.

8) Participation Agreement with Fidelity Variable Insurance Products Fund IV (Incorporated herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account B's Registration Statement on Form N-6 (File No. 333-133675) filed on January 16, 2008.)

9) Amended and Restated Participation Agreement with Fidelity Variable Insurance Products Funds I, II, III, IV and V and First Amendment (Incorporated herein by reference to Post-Effective Amendment No. 5 to Paragon Separate Account B's Registration Statement on Form N-6 (File No. 333-133675) filed April 17, 2008.)

10) First & Second Amendment to the Participation Agreement with Met Investors Series Trust (Incorporated herein by reference to Post-Effective No. 3 to the Registrant's Registration Statement on Form N-6 (File No. 333-133674) filed April 21, 2009.)

11)    Amendments to Participation Agreements for American Funds and
       Fidelity (Incorporated herein by reference to Post-Effective Amendment No. 24 to Metropolitan Life Separate Account UL's Registration Statement on Form N-6 (File No.033-57320) filed on April 14, 2011.)

12) Amendments to Participation Agreements with MFS Variable Insurance Trust, Met Investors Series Trust and Metropolitan Series Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to Metropolitan Life Separate Account UL's Registration Statement on Form N-6 (File No. 033-57320) filed April 12, 2012.)


13) Amendment No. 4 to the Participation Agreement with American Funds Insurance Series (Incorporated herein by reference to Post-Effective Amendment No. 18 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-176654) filed April 13, 2016.)

(14) Amendment No. 3 dated May 1, 2016 to the Participation Agreement dated May 16, 1998 among Metropolitan Life Insurance Company, American Funds Insurance Series and Capital Research and Management Company (Incorporated herein by reference to Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)

(15)   Participation Agreement dated March 6, 2017 by and among
       Brighthouse Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (Incorporated herein by reference to Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)

(16)   Participation Agreement dated March 6, 2017 by and among
       Brighthouse Funds Trust II, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (Incorporated herein by reference to Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)

(17) Amendment dated June 1, 2015 to the Participation Agreement dated November 25, 2002 between Metropolitan Life Insurance Company and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 3 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-198314) filed April 12, 2017.)

(18)   Amendment dated May 1, 2016 to the Amended and Restated
       Participation Agreement dated May 1, 2009 among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Metropolitan Life Insurance Company and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 30 to Metropolitan Life Separate Account UL's Registration Statement on Form N-6 (File No. 033-57320) filed April 14, 2017.)



(i)    Administrative Contracts. Not applicable.

(j)    Other Material Contracts.
       1) Guarantee Agreement (Incorporated herein by reference to the Registrant's Registration Statement on Form N-6 (File No. 333-133674) filed on May 1, 2006.)

(k)    Legal Opinions.
       1) Opinion of John R. Murphy, Esquire (Incorporated herein by reference to the Registrant's Registration Statement on Form N-6 (File No. 333-133674) filed on May 1, 2006.)

       2) Opinion and consent of Blackwell Sanders Peper Martin LLC, Counsel to General American Life Insurance Company (Incorporated herein by reference to the Registrant's Registration Statement on Form N-6 (File No. 333-133674) filed on May 1, 2006.)

(l)    Actuarial Opinion. Not Applicable

(m)    Calculations. Not Applicable


(n) Consent of Independent Registered Public Accounting Firm (Filed herewith.)

(o) Omitted Financial Statements. No financial statements are omitted from Item 24.

(p)        Initial Capital Agreements. Not applicable.

(q) Redeemability Exemption. Memorandum describing issuance, transfer and redemption procedures for the Policies and the procedure for conversion to a fixed benefit policy (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form S-6 (File No. 033-18341), filed on April 28, 2000.)

(r)        Powers of Attorney



     1) Metropolitan Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-6 (File No. 333-133674), filed April 25, 2016.)



     2)    General American Life Insurance Company (Filed herewith.)


ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR


NAME AND PRINCIPAL BUSINESS ADDRESS     POSITIONS AND OFFICES WITH DEPOSITOR
-------------------------------------   -------------------------------------



Steven A. Kandarian                     Chairman of the Board, President and
c/o MetLife, Inc. and                   Chief Executive Officer and a Director
Metropolitan Life
Insurance Company
200 Park Avenue
New York, NY 10166



Cheryl W. Grise                         Director
c/o MetLife, Inc. and
Metropolitan Life
Insurance Company
200 Park Avenue
New York, NY 10166



Carlos M. Gutierrez                     Director
Co-Chair
Albright Stonebridge Group (ASG)
601 Thirteenth Street, NW, Suite 500
Washington, DC 20005



David Herzog                            Director
Former AIG Chief Financial Officer
200 Park Avenue
New York, NY 10166



R. Glenn Hubbard                        Director
Dean and Russell L. Carson Professor
of Finance and Economics
Graduate School of Business
Columbia University
Uris Hall, Room 101
3022 Broadway
New York, NY 10027-6902



Alfred F. Kelly, Jr.                    Director
c/o MetLife, Inc. and
Metropolitan Life
Insurance Company
200 Park Avenue
New York, NY 10166

Edward J. Kelly, III                     Director
c/o MetLife, Inc. and
Metropolitan Life
Insurance Company
200 Park Avenue
New York, NY 10166



William E. Kennard                       Director
c/o MetLife, Inc. and
Metropolitan Life
Insurance Company
200 Park Avenue
New York, NY 10166



James M. Kilts                           Director
Partner
Centerview Capital
3 Greenwich Office Park, 2nd floor
Greenwich, CT 06831



Catherine R. Kinney                      Director
c/o MetLife, Inc. and
Metropolitan Life
Insurance Company
200 Park Avenue
New York, NY 10166



Denise M. Morrison                       Director
President and Chief Executive Officer
Campbell Soup Company
One Campbell Place
Camden, NJ 08103



Kenton J. Sicchitano                     Director
c/o MetLife, Inc. and
Metropolitan Life
Insurance Company
200 Park Avenue
New York, NY 10166



Lulu C. Wang                             Director
Chief Executive Officer
Tupelo Capital Management LLC
340 Madison Avenue, 19th floor
New York, NY 10173


Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 200 Park Avenue, New York, NY 10166.


NAME                    POSITIONS WITH DEPOSITOR
---------------------   -----------------------------------------------------------------
Steven A. Kandarian     Chairman of the Board, President and Chief Executive Officer and
                        Director

Michel A. Khalaf                  President, Europe/Middle East/Africa Division
The Gate Building Dubai
International Financial Center
07th floor, West Wing
Dubai, United Arab Emirates



Christopher G. Townsend           President, Asia
39/F Dorset House
979 King's Road
Hong Kong, Hong Kong



William J. Wheeler                President, Americas



Ricardo A. Anzaldua               Executive Vice President and General Counsel



Peter M. Carlson                  Executive Vice President and Chief Accounting
                                  Officer



Steven J. Goulart                 Executive Vice President and Chief Investment
10 Park Avenue                    Officer
Morristown, NJ 07962



John C. R. Hele                   Executive Vice President and Chief Financial
                                  Officer



Todd B. Katz                      Executive Vice President



Robin Lenna                       Executive Vice President



Martin J. Lippert                 Executive Vice President, Global Technology &
                                  Operations



Eugene R. Marks, Jr.              Executive Vice President



Maria R. Morris                   Executive Vice President, Global Employee
                                  Benefits



Anthony J. Nugent                 Executive Vice President
1200 South Pines Island Road
Suite 770
Plantation, FL 33324



Oscar Schmidt                     Executive Vice President



Eric T. Steigerwalt               Executive Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277



Stanley J. Talbi                  Executive Vice President

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a separate account of MetLife under New York Insurance law. Under said law, the assets allocated to the separate account are the property of MetLife. MetLife is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF December 31, 2016

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2016. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Home Loans LLC (DE)

C.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

            e)    1320 GP LLC (DE)

D. MetLife Chile Inversiones Limitada (Chile) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance Company ("ALICO"), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by Natiloportem Holdings, LLC.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.996% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.003% by International Technical and Advisory Services Limited ("ITAS") and the rest by third parties.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.9% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.

      2. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by MetLife Chile Inversiones Limitada and the remaining interest is owned by a third party.

            a) Legagroup S.A. (Chile) - 99% of Legagroup S.A. is owned by Legal Chile S.A. and the remaining interest is owned by a third party.

      3. Inversiones MetLife Holdco Tres Limitada (Chile) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

            a) AFP Provida S.A. (Chile) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada., 42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones Limitada and the remainder is owned by the public.

                  i) Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.

                        1) AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Administradora de Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by AFP Provida S.A.

      4. MetLife Chile Seguros Generales S.A. (Chile) - 99.98% of MetLife Chile Seguros Generales, S.A. is owned by MetLife Chile Inversiones Limitada and 0.02% is owned by Inversiones MetLife Holdco Dos Limitada.

E.    Enterprise General Insurance Agency, Inc. (DE)

F.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      5.    Metropolitan Group Property and Casualty Insurance Company (RI)

      6.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      7.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

G.    First MetLife Investors Insurance Company (NY)

H.    Newbury Insurance Company, Limited (DE)

I.    MetLife Investors Group, LLC (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Investments Securities, LLC (DE)

J.    Metropolitan Life Insurance Company ("MLIC") (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        1)     OMI MLIC Investments Limited (Cayman Islands)

      3.    Sandpiper Cove Associates II, LLC (DE)

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

            b) Mansell Office, LLC (DE) - 73.0284% is owned by MLIC Asset Holdings II, LLC and 29.9716% is owned by MLIC CB Holdings LLC.

                  i) Mansell Retail, LLC (DE) - 73.0284% is owned by MLIC Asset Holdings II, LLC and 29.9716% is owned by MLIC CB Holdings LLC.

      5.    CC Holdco Manager, LLC (DE)

      6.    Alternative Fuels I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    HPZ Assets LLC (DE)

      9.    Missouri Reinsurance, Inc. (Cayman Islands)

      10.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      11.   ML New River Village III, LLC (DE)

      12.   MetLife RC SF Member, LLC (DE)

      13.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

                  i) Long Island Solar Farm, LLC ("LISF")(DE) - 9.61% membership interest is held by MetLife Renewables Holding, LLC and 90.39% membership interest is held by LISF Solar Trust in which MetLife Capital Limited Partnership has 100% beneficial interest.

                  ii)   Met Canada Solar ULC (Canada)

      14.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      15.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      16. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      17. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      18.   Corporate Real Estate Holdings, LLC (DE)

      19.   MetLife Tower Resources Group, Inc. (DE)

      20.   Headland-Pacific Palisades, LLC (CA)

      21. Headland Properties Associates (CA) - 99% is owned by Metropolitan Life Insurance Company and 1% is owned by Headland-Pacific Palisades, LLC.

      22.   WFP 1000 Holding Company GP, LLC (DE)

      23.   White Oak Royalty Company (OK)

      24.   500 Grant Street GP LLC (DE)

      25. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      26. MetLife Mall Ventures Limited Partnership (DE) - 99% LP interest of MetLife Mall Ventures Limited Partnership is owned by MLIC and 1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      27.   MetLife Retirement Services LLC (NJ)

      28.   Euro CL Investments, LLC (DE)

      29.   MEX DF Properties, LLC (DE)

            a) LAR Vivienda XVII, S. de R.L. de C.V. (Mexico) - 99.99% of LAR Vivienda XVII S. de R.L. de C.V. is owned by MEX DF Properties, LLC and 0.01% is owned by Euro CL Investments LLC.

      30. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company.

      31.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      32.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) - 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      33.   MLIC Asset Holdings LLC (DE)

      34.   85 Broad Street Mezzanine LLC (DE)

      35.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth Retail Holding LLC (DE)

            b)   The Building at 575 Fifth Retail Owner LLC (DE)

      36.   ML Bridgeside Apartments LLC (DE)

      37. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      38.   MLIC CB Holdings LLC (DE)

      39. MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by General American Life Insurance Company.

      40.   Oconee Hotel Company, LLC (DE)

      41.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      42.   1201 TAB Manager, LLC (DE)

      43. MetLife 1201 TAB Member, LLC (DE) - 96.9% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company and 3.1% is owned by Metropolitan Property and Casualty Insurance Company.

      44. MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, and 1% is owned by General American Life Insurance Company.

      45.   1001 Properties, LLC (DE)

      46. Riverway Residential, LP (DE) - 99.9% LP interest of Riverway Residential, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      47.   6104 Hollywood, LLC (DE)

      48.   Boulevard Residential, LLC (DE)

      49.   ML-AI MetLife Member 3, LLC (DE)

      50.   Ashton Judiciary Square, LLC (DE)

      51. Sandpiper Cove Associates, LLC (DE) - 90.59% membership interest of Sandpiper Cove Associates, LLC is owned by MLIC and 9.41% is owned by Metropolitan Tower Realty Company.

      52. 1900 McKinney Properties, LP (DE) - 99.9% LP interest of 1900 McKinney Properties, LP is owned by MLIC and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      53.   Marketplace Residences, LLC (DE)

      54.   ML Swan Mezz, LLC (DE)

            a)    ML Swan GP, LLC (DE)

      55.   ML Dolphin Mezz, LLC (DE)

            a)    ML Dolphin GP, LLC (DE)

      56.   Haskell East Village, LLC (DE)

      57. MetLife Cabo Hilton Member, LLC (DE) - 54.129% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by General American Life Insurance Company, 28.971% by MetLife Insurance Company USA

      58.   ML Terraces, LLC (DE)

      59.   Chestnut Flats Wind, LLC (DE)

      60.   MetLife 425 MKT Member, LLC (DE)

      61.   MetLife OFC Member, LLC (DE)

      62.   MetLife THR Investor, LLC (DE)

      63. ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by MLIC and 1% by General American Life Insurance Company.

      64. ML - AI MetLife Member 1, LLC (DE) - 95.199% of the membership interest is owned by MLIC and 4.801% by Metropolitan Property and Casualty Insurance Company.

      65.   MetLife CB W/A, LLC (DE)

      66. MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by MLIC and 1% by General American Life Insurance Company.

      67.   10700 Wilshire, LLC (DE)

      68.   Viridian Miracle Mile, LLC (DE)

      69. MetLife 555 12th Member, LLC (DE) - 94.6% is owned by MLIC and 5.4% by General American Life Insurance Company

      70.   MetLife OBS Member, LLC (DE)

      71.   MetLife 1007 Stewart, LLC (DE)

      72. ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC's ownership interest is owned by MLIC and 1.03% by General American Life Insurance Company.

      73.   MetLife Treat Towers Member, LLC (DE)

      74.   MetLife FM Hotel Member, LLC (DE)

            a)   LHCW Holdings (U.S.) LLC (DE)

                 i)   LHC Holdings (U.S.) LLC (DE)

                      1)    LHCW Hotel Holding LLC (DE)

                            aa)    LHCW Hotel Holding (2002) LLC (DE)

                            bb)    LHCW Hotel Operating Company (2002) LLC (DE)

      75. ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by General American Life Insurance Company.

      76.   MetLife SP Holdings, LLC (DE)

            a)   MetLife Private Equity Holdings, LLC (DE)

      77.   Buford Logistics Center, LLC (DE)

      78.   ML North Brand Member, LLC (DE)

      79.   MetLife Park Tower Member, LLC (DE)

            a)   Park Tower REIT, Inc. (DE)

                 i)   Park Tower JV Member, LLC (DE)

      80. MCPP Owners, LLC (DE) - 84.503% is owned by MLIC, 0.603% by General American Life Insurance Company, 1.616% by Metropolitan Tower Life Insurance Company, and 13.278% by MTL Leasing, LLC.

      81.   MetLife HCMJV 1 GP, LLC (DE)

      82.   MetLife ConSquare Member, LLC (DE)

      83.   MetLife Ontario Street Member, LLC (DE)

      84.   1925 WJC Owner, LLC (DE)


K.    MetLife Capital Trust IV (DE)

L.    MetLife Insurance Company USA (DE)

      1.    MetLife Property Ventures Canada ULC (Canada)

      2.    MetLife Canadian Property Ventures LLC (NY)

      3.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      4.    Euro TI Investments LLC (DE)

      5. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company USA.

      6.    MetLife USA Assignment Company (CT)

      7.    TIC European Real Estate LP, LLC (DE)

      8.    Euro TL Investments LLC (DE)

      9.    TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

      10.   MetLife Renewables Holding, LLC (DE)

            a)    Greater Sandhill I, LLC (DE)

      11.   TLA Holdings II LLC (DE)

      12.   TLA Holdings III LLC (DE)

      13. Sino-US United MetLife Insurance Co., Ltd. (China) - Sino-US United MetLife Insurance Co., Ltd. is owned at 27.8% by MetLife Insurance Company USA, 22.2% by MLIC and 50% by a third party.

      14.   ML 1065 Hotel, LLC

      15.   Daniel/MetLife Midtown Atlanta Master Limited Liability
            Company (DE)

            a)    1075 Peachtree, LLC (DE)

      16.   Brighthouse Reinsurance Company of Delaware (DE)

M.    MetLife Reinsurance Company of South Carolina (SC)

N.    MetLife Investment Advisors, LLC (DE)

      1.   MetLife Alternatives GP, LLC (DE)

           a) MetLife International PE Fund I, LP (Cayman Islands) - 92.593% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K., 4.115% is owned by MetLife Mexico S.A., 2.716% is owned by MetLife Limited (Hong Kong) and the remaining 0.576% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

           b) MetLife International PE Fund II, LP (Cayman Islands) - 94.54% of the limited partnership interests of MetLife International PE Fund II, LP is owned by MetLife Insurance K.K., 2.77% is owned by MetLife Limited (Hong Kong), 2.1% by MetLife Mexico, S.A. and 0.59% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

           c) MetLife International HF Partners, LP (Cayman Islands) - 88.22% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. and 9.47% is owned by MetLife Insurance Company of Korea Limited, 2.29% is owned by MetLife Limited (Hong Kong) and 0.02% is owned by MetLife Alternatives, GP

           d) MetLife International PE Fund III, LP - 88.93% of the limited partnership interests of MetLife International PE Fund III LP is owned by MetLife Insurance K.K, 7.91% is owned by MetLife Insurance Company of Korea Limited, 2.61% is owned by MetLife Limited (Hong Kong), and 0.55% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

           e) MetLife International PE Fund IV, LP (Cayman Islands) - 94.70% of the limited partnership interests of MetLife International PE Fund IV, LP is owned by MetLife Insurance K.K, 3.79% is owned by MetLife Insurance Company of Korea Limited, 1.51% is owned by Metlife Limited (Hong Kong).

      2.   MetLife Loan Asset Management LLC (DE)

      3.   MetLife Core Property Fund GP, LLC (DE)

           a) MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the "Fund"). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold a minority share of the limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 20.06%, Metropolitan Life Insurance Company (on behalf of Separate Account 746) owns 3.24%, MetLife Insurance Company of Korea Limited owns 2.91%, General American Life Insurance Company owns 0.07% and MetLife Insurance Company USA owns 0.14%.

                i)   MetLife Core Property REIT, LLC (DE)

                     1) MetLife Core Property Holdings, LLC - MetLife Core Property Holdings, LLC also holds the following single-property limited liability companies: MCP Alley 24 East, LLC, MCP Denver Pavilions Member, LLC, MCP SoCal Industrial-Springdale, LLC, MCP SoCal Industrial-Redondo, LLC, MCP SoCal Industrial-Concourse, LLC, MCP SoCal Industrial-Kellwood, LLC, MCP SoCal Industrial-Bernardo, LLC, MCP SoCal Industrial-Canyon, LLC, MCP SoCal Industrial-Anaheim, LLC, MCP SoCal Industrial-LAX, LLC, MCP SoCal Industrial-Fullerton, LLC, MCP SoCal Industrial-Ontario, LLC, MCP SoCal Industrial-Loker, LLC, MCP Paragon Point, LLC, MCP 4600 South Syracuse, LLC, MCP The Palms Doral, LLC, MCP Waterford Atrium, LLC, MCP EnV Chicago, LLC, MCP 100 Congress, LLC, MCP 1900 McKinney, LLC, MCP 550 West Washington, LLC, MCP Main Street Village, LLC, MCP Lodge At Lakecrest LLC, MCP Ashton South End, LLC, MCP 3040 Post Oak, LLC, MCP Plaza at Legacy, LLC, MCP VOA Holdings, LLC, MCP VOA I& III, LLC, MCP VOA II, LLC, MCP Highland Park Lender, LLC, MCP One Westside, LLC, MCP 7 Riverway, LLC, MCP Trimble Campus, LLC, MCP 9020 Murphy Road, LLC, MCP Buford Logistics Center 2 Member, LLC, and MCPF Acquisition, LLC, MCP 60 11th Street Member, LLC, MCP Magnolia Park Member, LLC, and MCP Fife Enterprise Member, LLC, MCP Northyards Holdco, LLC, MCP Northyards Owner, LLC, MCP Northyards Master Lessee, LLC, 60 11th Street, LLC, Magnolia Park Greenville,Venture, LLC, Magnolia Park Greenville, LLC, MCP 22745 & 22755 Relocation Drive, LLC, MCP DMCBP Phase II Member, LLC, MetLife Core Property TRS, LLC.

                           aa)    MCP Property Management, LLC (DE)

      4.   MIM Property Management, LLC (DE)

      5.   MetLife Commercial Mortgage Income Fund GP, LLC (DE)

           a) MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is the general partner of MetLife Commercial Mortgage Income Fund, LP (the "Fund"). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold a minority share of the limited partnership interests in the Fund:
                Metropolitan Life Insurance Company owns 28.83%, MetLife Insurance Company USA owns 9.61%, MetLife Insurance Company of Korea, Limited. owns 5.66%, MetLife Limited owns 3.81%, and Metropolitan Life Insurance Company of Hong Kong Limited owns 0.76%.

                i)   MetLife Commercial Mortgage REIT, LLC (DE)

                     1)   MetLife Commercial Mortgage Originator, LLC (DE)

                          aa)    MCMIF Holdco I, LLC (DE)

O.    MetLife Standby I, LLC (DE)

P.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, LLC.

Q.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

R.    MetLife Capital Trust X (DE)

S.    Cova Life Management Company (DE)

T.    MetLife Reinsurance Company of Charleston (SC)

U.    MetLife Reinsurance Company of Vermont (VT)

V.    Delaware American Life Insurance Company (DE)

W.    Federal Flood Certification LLC (TX)

X.    MetLife Global Benefits, Ltd. (Cayman Islands)

Y. Inversiones Metlife Holdco Dos Limitada (Chile) - 99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.000535% is owned by MetLife International Holdings, LLC and 0.0000054% is owned by Natiloportem Holdings, LLC.

Z.    MetLife Consumer Services, Inc. (DE)

AA.   MetLife Reinsurance Company of Delaware (DE)

AB.   MetLife Global, Inc. (DE)

AC.   Brighthouse Services, LLC (DE)

AD.   Brighthouse Holdings, LLC (DE)

AE.   Brighthouse Securities, LLC (DE)

AF.   Brighthouse Financial, Inc. (DE)

AG.   MetLife Insurance Brokerage, Inc. (NY)

AH.    American Life Insurance Company (ALICO) (DE)

      1.    MetLife Insurance K.K. (Japan)

               a)  Communication One Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

               a) MetLife, Life Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company is owned by MetLife Global Holding Company I GmbH and the remaining interests are owned by third parties.

               b)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   i) MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by Metlife Global Holding Company II GmbH (Swiss II) and the remainder by third parties.

                   ii)  ALICO European Holdings Limited (Ireland)

                        1)  ZAO Master D (Russia)

                            aa) Joint Stock Company MetLife Insurance Company (Russia) - 51% of Joint Stock Company MetLife Insurance Company is owned by ZAO Master D and 49% is owned by MetLife Global Holding
                                 Company II GmbH.

                   iii) MetLife Asia Holding Company Pte. Ltd. (Singapore)

                       1) MetLife Innovation Centre Pte. Ltd. (Singapore)

                   iv) MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)

                   v)  MetLife Investment Management Limited (United Kingdom)

                   vi) MM Global Operations Support Center, S.A. de C.V.
                       (Mexico) - 99.999509% of MM Global Operations Support Center, S.A. de C.V. is held by MetLife Global Holding Company II GmbH (Swiss) and 0.000491% is held by MetLife Global Holding Company I GmbH (Swiss).

                       1. Fundacion MetLife Mexico, A.C. (Mexico)

                  vii) MetLife Colombia Seguros de Vida S.A. (Colombia) -
                       89.999966393% of MetLife Colombia Seguros de Vida S.A. is owned by MetLife Global Holding Company II GmbH, 10.000029508% is owned by MetLife Global Holding Company I GmbH, 0.000001366% is owned by International Technical and Advisory Services Limited, 0.000001366% is owned by Borderland Investments Limited and 0.000001366% by Natiloportem Holdings, LLC.

                 viii) PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH, .0006% is owned by ITAS and the remaining .0006% is owned by Borderland Investments Limited.

                   ix) MetLife Innovation Centre Limited (Ireland)

                    x) MetLife EU Holding Company Limited (Ireland)

                       1) MetLife Europe d.a.c (Ireland) - MetLife EU Holding Company Limited holds 96.00315040176985% of this entity. ALICO holds 3.996758255760741% and ITAS holds 0.000091342469407%.

                           1. MetLife Pension Trustees Limited (United Kingdom)

                       2)  Agenvita S.r.l. (Italy)

                       3) MetLife Europe Insurance d.a.c (Ireland)- 93% of MetLife Europe Insurance d.a.c is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                       4)  MetLife Europe Services Limited (Ireland)

                       5)  MetLife Insurance Limited (United Kingdom)

                       6)  MetLife Services, Sociedad Limitada (Spain)

                       7) MetLife Slovakia S.r.o. (Slovakia) - 99.956% of MetLife Slovakia S.r.o. is owned by MetLife EU Holding Company Limited and 0.044% is owned by ITAS.

                       8)  MetLife Solutions S.A.S. (France)

                       9) Metropolitan Life Societate de Administrare a unui
                           Fond de Pensii Administrat Privat S.A. (Romania) - 99.9836% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by MetLife EU Holding Company Limited and 0.0164% is owned by MetLife Services Sp z.o.o.

                       10) MetLife Towarzystwo Ubezpieczen na Zycie I
                           Reasekuracji S.A. (Poland)

                           aa) MetLife Services Sp z.o.o. (Poland)

                           bb) MetLife Towarzystwo Funduszy Inwestycyjnych,
                               S.A. (Poland)

                           cc) MetLife Powszechne Towarzystwo Emerytalne S.A.
                               (Poland)

                       11) MetLife Services Cyprus Limited (Cyprus)

                           aa) Hellenic Alico Life Insurance Company, Ltd.
                               (Cyprus) - 27.5% of Hellenic Alico Life
                               Insurance Company, Ltd. Is owned by MetLife
                               Services Cyprus Limited and the remaining is owned by a third party.

                       12) MetLife Services EOOD (Bulgaria)

                       13) MetLife Life Insurance S.A. (Greece)

                           aa) MetLife Mutual Fund Company (Greece) - 90% of
                               MetLife Mutual Fund Company is owned by MetLife Life Insurance S.A. (Greece) and the remaining interests are owned by third parties.

                       14) First American-Hungarian Insurance Agency Limited
                           (Hungary)

                       15) MetLife SK, s.r.o. (Slovakia) - 99.8788% of MetLife
                           SK, s.r.o. is owned by MetLife EU Holding Company Limited, 0.1212% is owned by ITAS

                       16) UBB-MetLife Zhivotozastrahovatelno Drujestvo AD
                           (Bulgaria) - 40% of UBB-MetLife
                           Zhivotozastrahovatelno Drujestvo AD is owned by MetLife EU Holding Company Limited and the rest by third parties.

                    xi)  MetLife International Holdings, LLC (DE)

                         1.   Natiloportem Holdings, LLC (DE)

                              aa) Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99% of Excelencia Operativa y Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and 1% by MetLife Mexico Servicios S.A. de C.V.

                                   i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

                                   ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

                         2. PNB MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, LLC and 74% is owned by third parties.

                         3. Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, LLC.

                         4. MetLife Seguros S.A. (Argentina)- 95.5242% is owned by MetLife International Holdings, LLC, 2.6753% is owned by Natiloportem Holdings, LLC and 1.8005% by ITAS.

                         5. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)-66.662% is owned by MetLife International Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

                         6. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by Natiloportem Holdings, LLC.

                         7. MetLife Seguros de Retiro S.A. (Argentina) - 96.8897% is owned by MetLife International Holdings, LLC, 3.1102% is owned by Natiloportem Holdings, LLC and 0.0001% by ITAS

                         8. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, LLC and 95% is owned by MetLife International Holdings, LLC.

                         9. Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.

                              aa) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., 0.99% is held by Natiloportem Holdings, LLC and 0.26% is held by MetLife Seguros de Retiro S.A.

                       10.    MetLife Worldwide Holdings, LLC (DE)

                              aa)   MetLife Limited (Hong Kong)

                                    i)    BIDV MetLife Life Insurance Limited
                                          Liability Company (Vietnam) - 60% of
                                          BIDV MetLife Life Insurance Limited
                                          Liability Company is held by MetLife
                                          Limited (Hong Kong) and the remainder
                                          by third parties

                       11.    MetLife International Limited, LLC (DE)

                       12. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

                       13.    MetLife Asia Limited (Hong Kong)

                       14. AmMetLife Insurance Berhad (Malaysia) - 50.000001% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

                       15. AmMetLife Takaful Berhad (Malaysia) - 49.999999% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

                       16. MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.

                       17. MetLife Mas S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, SA de CV is owned by MetLife International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services Limited.

                       18.   MetLife Ireland Holdings One Limited (Ireland)

                             aa) MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                                   i)    MetLife Ireland Treasury d.a.c
                                         (Ireland)

                                         1)    MetLife General Insurance
                                               Limited (Australia)

                                         2)    MetLife Insurance Limited
                                               (Australia) - 91.16468% of
                                               MetLife Insurance Limited
                                               (Australia) is owned by MetLife
                                               Ireland Treasury Limited and
                                               8.83532% is owned by MetLife
                                               Global Holdings Corp. S.A. de
                                               C.V.

                                               a)    The Direct Call Centre PTY
                                                     Limited (Australia)

                                               b)    MetLife Investments PTY
                                                     Limited (Australia)

                                                     i)    MetLife Insurance and
                                                           Investment Trust
                                                           (Australia) -
                                                           MetLife Insurance and
                                                           Investment Trust is
                                                           a trust vehicle, the
                                                           trustee of which is
                                                           MetLife Investments
                                                           PTY Limited ("MIPL").
                                                           MIPL is a wholly
                                                           owned subsidiary of
                                                           MetLife Insurance
                                                           Limited.

                                   ii)   Metropolitan Global Management, LLC
                                         (DE/Ireland) - 99.7% is owned by
                                         MetLife Global Holdings Corporation
                                         S.A. de C.V. and 0.3% is owned by
                                         MetLife International Holdings, LLC.

                                         aaa)  MetLife Pensiones Mexico S.A.
                                               (Mexico)- 97.5125% is owned by
                                               Metropolitan Global Management,
                                               LLC and 2.4875% is owned by
                                               MetLife International Holdings,
                                               LLC.

                                         bbb)  MetLife Mexico Servicios, S.A.
                                               de C.V. (Mexico) - 98% is owned
                                               by Metropolitan Global
                                               Management, LLC and 2% is owned
                                               by MetLife International
                                               Holdings, LLC.

                                         ccc)  MetLife Mexico S.A. (Mexico)-
                                               99.050271% is owned by
                                               Metropolitan Global Management,
                                               LLC and 0.949729% is owned by
                                               MetLife International Holdings,
                                               LLC.

                                               1)    MetLife Afore, S.A. de C.V.
                                                     (Mexico)- 99.99% is owned
                                                     by MetLife Mexico S.A. and
                                                     0.01% is owned by MetLife
                                                     Pensiones Mexico S.A.

                                                     aaaa)  Met1 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and 0.01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     bbbb)  Met2 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and 0.01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     cccc)  MetA SIEFORE
                                                            Adicional, S.A. de
                                                            C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and 0.01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     dddd)  Met3 SIEFORE Basica,
                                                            S.A. de C.V.
                                                            (Mexico) - 99.99% is
                                                            owned by MetLife
                                                            Afore, S.A. de C.V.
                                                            and 0.01% is owned
                                                            by MetLife Mexico
                                                            S.A.

                                                     eeee)  Met4 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned by
                                                            MetLife Afore, S.A.
                                                            de C.V. and 0.01% is
                                                            owned by MetLife
                                                            Mexico S.A.

                                                     ffff)  Met0 SIEFORE, S.A.
                                                            de C.V. (Mexico) -
                                                            99.99% is owned
                                                            by MetLife Afore,
                                                            S.A. de C.V. and
                                                            0.01% is owned by
                                                            MetLife Mexico
                                                            S.A.

                                               2)    ML Capacitacion Comercial
                                                     S.A. de C.V.(Mexico) - 99%
                                                     is owned by MetLife Mexico
                                                     S.A. and 1% is owned by
                                                     MetLife Mexico Cares, S.A.
                                                     de C.V.

                                         ddd)  MetLife Insurance Company of
                                               Korea Limited (South Korea)-
                                               14.64% is owned by MetLife
                                               Mexico, S.A. and 85.36% is
                                               owned by Metropolitan Global
                                               Management, LLC.

                                               1)    MetLife Financial Services,
                                                     Co., Ltd.

                                         eee)  MetLife Mexico Holdings, S. de
                                               R.L. de C.V. (Mexico) - 99.99995%
                                               is owned by Metropolitan Global
                                               Management, LLC, and the
                                               remainder is owned by Excelencia
                                               Operativa y Tecnologica, S.A. de
                                               C.V.

                    xii)  MetLife Investment Management Holding (Ireland)
                          Limited

                          aaa)  MetLife Investment Asia Limited (Hong Kong)

                   xiii)  ALICO Operations LLC (DE)

                          aaa)  MetLife Asset Management Corp. (Japan)

                          bbb)  MetLife Seguros S.A. (Uruguay)

      3.    International Investment Holding Company Limited (Russia)

      4.    Borderland Investments Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      5. International Technical and Advisory Services Limited ("ITAS") (USA-Delaware)

      6. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (USA-Delaware)

      7.    Alpha Properties, Inc. (USA-Delaware)

      8.    Beta Properties, Inc. (USA-Delaware)

      9.    Delta Properties Japan, Inc. (USA-Delaware)

      10.   Epsilon Properties Japan, Inc. (USA-Delaware)

      11.   Iris Properties, Inc. (USA-Delaware)

      12.   Kappa Properties Japan, Inc. (USA-Delaware)

      13. MetLife American International Group and Arab National Bank Cooperative Insurance Company (Saudi Arabia) - 30% of MetLife American International Group and Arab National Bank Cooperative Insurance Company is owned by ALICO and the remaining interest by third parties. The Delaware Department of Insurance approved a disclaimer of affiliation and therefore, this company is not considered an affiliate under Delaware Law.

AI.   General American Life Insurance Company (MO)

      a.    GALIC Holdings LLC (DE)

AJ.   New England Life Insurance Company (MA)

AK.   MetLife European Holdings, LLC (DE)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 29. INDEMNIFICATION

As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant's principal underwriter (the "Underwriter")), which is incorporated in the state of Delaware, and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.

MetLife, Inc. also has adopted a policy to indemnify employees ("MetLife Employees") of MetLife, Inc. or its affiliates ("MetLife"), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.

MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 30. PRINCIPAL UNDERWRITER


(a) MetLife Investors Distribution Company is the principal underwriter and distributor of the Policies. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:

     General American Separate Account Two

     General American Separate Account Eleven
     General American Separate Account Twenty-Eight

     General American Separate Account Twenty-Nine

     Metropolitan Life Separate Account E
     Metropolitan Life Separate Account UL
     Metropolitan Life Variable Annuity Separate Account II
     Metropolitan Tower Separate Account One
     Metropolitan Tower Separate Account Two
     New England Life Retirement Investment Account

     New England Variable Annuity Fund I

     Paragon Separate Account A
     Paragon Separate Account B
     Paragon Separate Account C

     Paragon Separate Account D
     Security Equity Separate Account 26
     Security Equity Separate Account 27
     Separate Account No. 13S.


(b) The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.



NAME AND PRINCIPAL BUSINESS OFFICE     POSITIONS AND OFFICES WITH UNDERWRITER
------------------------------------   ---------------------------------------
Elizabeth M. Forget                    Chairman of the Board, President, CEO and Director
200 Park Avenue
New York, NY 10166



Todd Nevenhoven               Vice President and Director     Director
4700 Westown Pkwy
Suite 200
West Des Moines, IA 50266





Bradd Chignoli            Director
501 Route 22
Bridgewater, NJ 08807





Derrick Kelson                      Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277





Thomas Schuster        Director
200 Park Avenue
12th Floor
New York, NY 10166





Todd Katz                 Executive Vice President
501 Route 22
Bridgewater, NJ 08807

Robin Lenna               Executive Vice President
200 Park Avenue
New York, NY 10166

David Griffiths           Vice President and Chief Compliance Officer
501 Route 22
Dridgewater, NJ 08807




Tyla L. Reynolds         Vice President and Secretary
600 North King Street
Wilmington, DE 19801




William Anderson       Vice President and Treasurer
One MetLife Way
Whippany, NJ 07981

Jamie Zaretsky         Chief Legal Officer
200 Park Avenue
New York, NY 10166


   (c)        Compensation from the Registrant.


                                                                            (3)
                                                      (2)          COMPENSATION ON EVENTS
                     (1)                       NET UNDERWRITING       OCCASIONING THE           (4)           (5)
              NAME OF PRINCIPAL                  DISCOUNTS AND    DEDUCTION OF A DEFERRED    BROKERAGE       OTHER
                 UNDERWRITER                      COMMISSIONS            SALES LOAD         COMMISSIONS   COMPENSATION
--------------------------------------------- ------------------ ------------------------- ------------- -------------
MetLife Investors Distribution Company....... $20,996                       --                  --            --

Commissions are paid by the Company directly to agents who are registered representatives of the Principal Underwriter or to broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Contracts.


ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

Accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by the following companies:


     (a)        Registrant


     (b)        Metropolitan Life Insurance Company
                13045 Tesson Ferry Road
                St. Louis, MO 63128



     (c)        MetLife Investors Distribution Company
                200 Park Avenue
                New York, NY 10166.



     (d)        Metropolitan Life Insurance Company
                200 Park Avenue
                New York, NY 10166


     (e)        Metropolitan Life Insurance Company
                18210 Crane Nest Road
                Tampa, FL 33647


     (f)        Metropolitan Life Insurance Company
                One Financial Center
                Boston, MA 02111


ITEM 32. MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.


ITEM 33. FEE REPRESENTATION

Metropolitan Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Metropolitan Life Insurance Company.


ITEM 34. UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by General American Life Insurance Company ("Guarantee Period"), filed as an exhibit to this Registration Statement (the "Guarantee"), the Depositor hereby undertakes to provide notice to policyholders covered by the Guarantee promptly after the happening of significant events related to the Guarantee.

These significant events include: (i) termination of the Guarantee that has a material adverse effect on the policyholder's rights under the Guarantee; (ii) a default under the Guarantee that has a material adverse effect on the policyholder's rights under the Guarantee; or (iii) the insolvency of General American Life Insurance Company ("Guarantor").

Depositor hereby undertakes during the Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the CURRENT ANNUAL audited financial statements of the Guarantor in the Registration Statement are UPDATED TO BE AS OF A DATE NOT MORE THAN 16 MONTHS PRIOR TO THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of the Guarantor regarding such financial statements.

During the Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policyholders, an offer to supply the Statement of Additional Information which shall contain THE ANNUAL AUDITED financial statements of the Guarantor, free of charge upon a policyholder's request.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the city of Charlotte, and state of North Carolina on April 24, 2017.

                                         Paragon Separate Account A
                                         (Registrant)

                                         BY: Metropolitan Life Insurance Company
                                         (Depositor)

                                         BY: /s/ GREGORY E. ILLSON
                                             -----------------------------------
                                             GREGORY E. ILLSON
                                             VICE PRESIDENT


                                         BY: Metropolitan Life Insurance Company
                                         (Depositor)

                                         BY: /s/ GREGORY E. ILLSON
                                             -----------------------------------
                                             GREGORY E. ILLSON
                                             VICE PRESIDENT

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated, on April 24, 2017.

                   SIGNATURE                                           TITLE
-------------------------------------------------  -----------------------------------------------

                       *
------------------------------------------------   Chairman of the Board, President and
              Steven A. Kandarian                  Chief Executive Officer and a Director

                       *
------------------------------------------------   Executive Vice President and Chief Accounting
                Peter M. Carlson                   Officer

                       *
------------------------------------------------   Executive Vice President and Chief Financial
                 John C.R. Hele                    Officer

                       *
------------------------------------------------   Director
                Cheryl W. Grise

                       *
------------------------------------------------   Director
              Carlos M. Gutierrez


------------------------------------------------   Director
                 David Herzog

                       *
------------------------------------------------   Director
                R. Glenn Hubbard

                       *
------------------------------------------------   Director
              Alfred F. Kelly, Jr.


------------------------------------------------   Director
              Edward J. Kelly, III

                       *
------------------------------------------------   Director
               William E. Kennard

                       *
------------------------------------------------   Director
                 James M. Kilts

                   SIGNATURE                                           TITLE
------------------------------------------------   -----------------------------------------------
                        *
------------------------------------------------   Director
               Catherine R. Kinney

                        *
------------------------------------------------   Director
                Denise M. Morrison

                        *
------------------------------------------------   Director
               Kenton J. Sicchitano

                        *
------------------------------------------------   Director
                   Lulu C. Wang


 *By:          /s/ John M. Richards, Esq
      -----------------------------------------
                 John M. Richards, Esq
                   Attorney-in-Fact
                    April 24, 2017

*Metropolitan Life Insurance Company. Executed by John M. Richards, Esq., on behalf of those indicated pursuant to powers of attorney incorporated herein by reference to Registrant's Post-Effective Amendment No. 10 to the Registration Statement on Form N-6 (File No. 333-133674/811-05382) filed as Exhibit r (1) on April 25, 2016.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, General American Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Louis, and the State of Missouri, on April 24, 2017.

                                     General American Life Insurance Company
                                     (Guarantor)

                                     BY: /s/ ANNE M. BELDEN
                                         ---------------------------------------
                                         ANNE M. BELDEN
                                         VICE PRESIDENT

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated, on April 24, 2017.

            SIGNATURE                                   TITLE
------------------------------------  ------------------------------------------

                *
------------------------------------  Chairman of the Board, President and Chief
            Robin Lenna               Executive Officer and a Director

                *
------------------------------------  Executive Vice President, Chief Accounting
          Peter M. Carlson            Officer and a Director

                *
                                      Director
------------------------------------
          Frank Cassandra

                *
                                      Director
------------------------------------
          Joi Corrothers

                *
                                      Director
------------------------------------
           Marlene Debel

                *
                                      Director
------------------------------------
          David Griffiths

                *
                                      Director
------------------------------------
           Andrew Kaniuk


                                      Director
------------------------------------
          Dina Lumerman

                *
                                      Director
------------------------------------
          John McCallion

            SIGNATURE                                   TITLE
------------------------------------  ------------------------------------------

                *
                                      Vice President and Chief Financial Officer
------------------------------------
           Anne M. Belden

*By: /s/ John M. Richards, Esq
     -------------------------------
         John M. Richards, Esq
           Attorney-in-Fact
            April 24, 2017

*General American Life Insurance Company. Executed by John M. Richards, Esq., on behalf of those indicated pursuant to powers of attorney filed herewith.

                               INDEX TO EXHIBITS


n. Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP)

r(2)    Powers of Attorney for General American Life Insurance Company